EXHIBIT 4.5.1

          TRUST AGREEMENT, DATED AS OF NOVEMBER 1, 2001, BETWEEN GS
              MORTGAGE SECURITIES CORP. AND JPMORGAN CHASE BANK




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                       GSR MORTGAGE LOAN TRUST 2001-1



                     MORTGAGE PASS-THROUGH CERTIFICATES


                                SERIES 2001-1








                               TRUST AGREEMENT


                                   among


                       GS MORTGAGE SECURITIES CORP.,
                                as Depositor


                                    and


                            JPMORGAN CHASE BANK,
                                 as Trustee








                                Dated as of

                              November 1, 2001



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

                                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
ARTICLE I DEFINITIONS.....................................................................................1
   Section 1.01         Standard Terms....................................................................1
   Section 1.02         Defined Terms.....................................................................2
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS..............................................12
   Section 2.01         Conveyance to the Trustee........................................................12
   Section 2.02         Acceptance by the Trustee........................................................12
   Section 2.03         REMIC Elections and REMIC Interests Designations.................................13
ARTICLE III REMITTING TO SECURITYHOLDERS.................................................................16
   Section 3.01         Distributions to Securityholders.................................................16
   Section 3.02         Allocation of Realized Losses and Shortfalls.....................................22
ARTICLE IV THE SECURITIES................................................................................23
   Section 4.01         The Certificates.................................................................23
   Section 4.02         Denominations....................................................................23
   Section 4.03         Redemption of Certificates.......................................................23
   Section 4.04         Securities Laws Restrictions.....................................................24
ARTICLE V MISCELLANEOUS PROVISIONS.......................................................................24
   Section 5.01         Request for Opinions.............................................................24
   Section 5.02         Schedules and Exhibits...........................................................24
   Section 5.03         Governing Law....................................................................24
   Section 5.04         Counterparts.....................................................................25
   Section 5.05         Notices..........................................................................25
   Section 5.06         Wells Fargo Reserve Fund.........................................................25
   Section 5.07         Servicer Reserve Fund............................................................25






                           SCHEDULES AND EXHIBITS

Schedule I            Pool I Mortgage Loans
Schedule II           Pool II Mortgage Loans

Exhibit A1-1          Form of Class A1-1 Certificate
Exhibit A1-2          Form of Class A1-2 Certificate
Exhibit A1-3          Form of Class A1-3 Certificate
Exhibit A2            Form of Class A1 Certificate
Exhibit X1            Form of Class X1 Certificate
Exhibit X2            Form of Class X2 Certificate
Exhibit B1            Form of Class B1 Certificate
Exhibit B2            Form of Class B2 Certificate
Exhibit B3            Form of Class B3 Certificate
Exhibit B4            Form of Class B4 Certificate
Exhibit B5            Form of Class B5 Certificate
Exhibit B6            Form of Class B6 Certificate
Exhibit R1            Form of Class R1 Certificate
Exhibit R2            Form of Class R2 Certificate
Exhibit R3            Form of Class R3 Certificate








                              TRUST AGREEMENT

            THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of November 1, 2001, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor") and JPMORGAN CHASE BANK, as trustee (the "Trustee") under this Trust Agreement and the Standard Terms to Trust Agreement, November 2001 Edition (the "Standard Terms"), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.


                           PRELIMINARY STATEMENT

            The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2001-1 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $434,492,706 to be known as the Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates"). The Trust is formed by this Trust Agreement. The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of fifteen classes as set forth herein.

            Pursuant to Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I," "REMIC II" and the "REMIC III") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor and the
Trustee:

                                 ARTICLE I

                                DEFINITIONS

Section 1.01      Standard Terms.

         The Depositor and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Depositor and the Trustee, with respect to the Certificates. The Depositor and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver to the applicable Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custody Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custody Agreements to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02      Defined Terms.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Servicing Agreements. In the event of a conflict between the Standard Terms and the Servicing Agreements, the Servicing Agreements shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

         "ABN AMRO":  ABN AMRO Mortgage Group, Inc.

         "ABN AMRO Agreement": The Seller's Warranties and Servicing Agreement dated as of August 1, 2001 among GSMC and ABN AMRO.

         "ABN AMRO Mortgage Loans": The Mortgage Loans sold to GSMC pursuant to the ABN AMRO Agreement and assigned first to the Depositor and then the Trust pursuant to the relevant Assignment Agreements.

         "Accrued Certificate Interest": Interest to be distributed to each Class of Certificates on any Distribution Date consisting of (i) previously accrued interest that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) interest accrued for the related Interest Accrual Period.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate and the Trustee Fee Rate.

         "Aggregate Principal Distribution Amount": With respect to any Distribution Date and each Pool, the Aggregate Principal Distribution Amount shall be an amount equal to the sum of (i) the Principal Prepayment Amount for the Mortgage Loans in such Pool, (ii) the principal portion of all Scheduled Payments due on the Mortgage Loans in such Pool during the related Due Period, whether or not received, and (iii) the excess of the Aggregate Principal Distribution Amount for such Pool on the prior Distribution Date over the principal amount actually paid on the Certificates or Interests on such date plus, for the first Distribution Date, the Reconciliation Amount, if any.

         "Assignment Agreement": Each of: (a) with respect to the ABN AMRO Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among GSMC, the Depositor and ABN AMRO, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among the Trust, the Depositor and ABN AMRO, as Servicer; (b) with respect to the Bank One Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among GSMC, the Depositor and Bank One, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among the Trust, the Depositor and Bank One, as Servicer; (c) with respect to the sale of the KeyBank Mortgage Loans, the Acknowledgement Letter dated as of November 1, 2001 delivered by KeyBank; (d) with respect to the servicing of the KeyBank Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among GSMC, the Depositor and Countrywide, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among the Trust, the Depositor and Countrywide, as Servicer; and (e) with respect to the Wells Fargo Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among GSMC, the Depositor and Wells Fargo, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated November 1, 2001, by and among the Trust, the Depositor and Wells Fargo, as Servicer.

         "Available Distribution Amount": For any Distribution Date for Pool 1 Mortgage Loans or Pool 2 Mortgage Loans, as the case may be, the sum, for the relevant Pool, of the following amounts:

                  (1) the total amount of all cash received from or on behalf of the mortgagors or advanced by the Servicers on the mortgage loans and not previously distributed (including Advances made by the Servicers and proceeds of mortgage loans in the applicable mortgage loan that are liquidated), except:

                        (a) all Scheduled Payments collected but due on a
                Due Date after that Distribution Date;

                        (b) all Curtailments received after the previous
                calendar month (or after the Due Date related to such Distribution Date, in the case of Countrywide);

                        (c) all Payoffs received after the previous
                calendar month (or after the Due Date related to such Distribution Date in the case of Countrywide) (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the mortgage loans for the period after the previous calendar month(or after the Due Date related to such Distribution Date in the case of Countrywide));

                        (d) Liquidation Proceeds and Insurance Proceeds
                received on the mortgage loans in the loan group after the previous calendar month (or after the Due Date related to such Distribution Date in the case of Countrywide);

                        (e) all amounts in the Certificate Account that are
                due and reimbursable to a Servicer under the applicable Servicing Agreement; and

                        (f) the servicing compensation for each mortgage
                loan in the applicable Pool net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date relating to mortgage loans that it services;

                  (2) all Advances made by the Servicers or Administrator Advances for that Distribution Date to cover any shortfall resulting when payments due on a mortgage loan the relevant Pool are less than the full scheduled payments of principal and interest due on such Pool;

                  (3) the total amount of any cash received during the calendar month prior to that Distribution Date by the Trustee or the Servicers as a result of the repurchase by a Seller of any mortgage loans in the loan group as a result of defective documentation or breach of representations and warranties; and

                  (4)      Crossover Amounts from the other Pool.

         If there is a Reconciliation Amount, then on the first
         Distribution Date, the amount thereof shall be added to the Available Distribution Amount by the Trustee (from funds provided to it by the Depositor) and included in the Available Distribution Amount for the applicable Pool.

         "Bank One":  Bank One, N.A.

         "Bank One Agreement": The Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001 among GSMC and Wells Fargo.

         "Bank One Mortgage Loans": The Mortgage Loans sold to GSMC pursuant to the Bank One Agreement and assigned first to the Depositor and then the Trust pursuant to the relevant Assignment Agreements.

         "Book-Entry Certificates": The Class A1, Class A2, Class B and Class X Certificates.

         "Certificate Balance": As to any Class of Certificates or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof (as shown on the charts in Section 2.03(b), (c) and (d)) reduced by all principal payments previously distributed to such Class and all Realized Losses previously allocated to such Class.

         "Certificate Rate": With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03(d). With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03(b) and (c).

         "Class": Each Class of Certificates or REMIC Interests.

         "Class A Certificates": The Class A1-1, Class A1-2, Class A1-3 and Class A2 Certificates.

         "Class A Interests": The Class AI and Class AII Interests.

         "Class AI Interests": The Class AI-1, Class AI-2, Class AI-3 and Class AI-4 Interests in REMIC I.

         "Class AII Interests": The Class AII-1, Class AII-2, Class AII-3 and Class AII-4 Interests in REMIC II.

         "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

         "Class B Interests": The Class BI and Class BII Interests in REMIC I and REMIC II.

         "Class BI Interests": The Class BI-1 and Class BI-2 Interests in
REMIC I.

         "Class BII Interests": The Class BII-1, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests in REMIC II.

         "Class Percentage": For each Distribution Date and for each Class of Certificates or Interests, as applicable, the percentage obtained by dividing the Certificate Balance of such Class of Certificates or Interests, as applicable, immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates or Interests, as applicable.

         "Class X1 Pass-Through Amount": On any Distribution Date and the Class X1 Certificates, the amount shown in footnote 5 of Section 2.03(d).

         "Class X2 Pass-Through Amount": On any Distribution Date and the Class X2 Certificates, the amount shown in footnote 6 of Section 2.03(d).

         "Closing Date":  November 27, 2001.

         "Collateral Shortfall": With respect to any Distribution Date, either Pool, and REMIC I, the amount, if any, by which the Class A Interest or Interests related to such Pool on such Distribution Date (after application of all principal distributions other than Crossover Amounts) exceeds the aggregate Scheduled Principal Balance of all Mortgage Loans in such Pool (as of the close of the related Due Period).

         "Corresponding Class": As to each REMIC I Interest or REMIC II Certificate, the Interests or Certificates shown as the "corresponding" Class or Classes in the applicable chart in Section 2.03.

         "Countrywide": Countrywide Home Loans, Inc.

         "Countrywide Agreement": The Servicing Agreement dated as of September 25, 2001, between GSMC and Countrywide.

         "Credit Support Depletion Date": The first Distribution Date (if any) on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

         "Crossover Amounts": For any Distribution Date, either Pool and REMIC I, the Subordinate Principal Distribution Amount (prior to subtracting Crossover Amounts pursuant to clause (ii)(b) thereof)) multiplied by one minus a fraction (x) the numerator of which is the Certificate Balance of the Class AI and Class BI Interests related to such Pool and (y) the denominator of which is equal to the aggregate outstanding Scheduled Principal Balance of the Mortgage Loans in such Pool.

         "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Liquidation Proceeds, Insurance Proceeds, or
Condemnation Proceeds).

         "Custodian": JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as custodian under each of the Custody Agreements.

         "Custody Agreement": Each of (a) with respect to the ABN AMRO Mortgage Loans, the Custody Agreement, dated as of August 1, 2001, by and among GSMC, ABN AMRO and the Custodian; (b) with respect to the Bank One Mortgage Loans, the Custody Agreement, dated as of August 1, 2001, by and among GSMC, Bank One and the Custodian; (c) with respect to the KeyBank Mortgage Loans, the Custody Agreement, dated as of September 25, 2001, by and among Bavaria TRR Corporation and the Custodian; and (d) with respect to the Wells Fargo Mortgage Loans, the Custody Agreement, dated as of November 1, 2001, by and among GSMC, Wells Fargo and the Custodian.

         "Cut-Off Date":  November 1, 2001.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "Fitch": Fitch, Inc., or its successor.

         "GSMC": Goldman Sachs Mortgage Company.

         "Interest Accrual Period": The immediately preceding calendar month.

         "JPMorgan Chase": JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "KeyBank": KeyBank National Association.

         "KeyBank Agreement": The Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank.

         "KeyBank Mortgage Loans": The Mortgage Loans sold to Bavaria TRR Corporation pursuant to the KeyBank Agreement and shown on Exhibit A-1 on the KeyBank Agreement.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

         "Liquidation Principal": is the portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "Moody's": Moody's Investor Service, Inc.

         "Mortgage Loans": The ABN AMRO Mortgage Loans, the Bank One Mortgage Loans, the KeyBank Mortgage Loans and the Wells Fargo Mortgage Loans.

         "Mortgage Pool": The Pool 1 and Pool 2 Mortgage Loans.

         "Net Rate": With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Net WAC Rate": With respect to any Distribution Date, REMIC I and either Pool, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Pool, of the product of
(x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan on such date, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool as of such date.

         "Notional Amount": With respect to the Class X1 and X2
Certificates and each Distribution Date, an amount equal to the Certificate Balance of the Class A1 or A2 Certificates respectively, immediately prior to such Distribution Date.

         "P&I Certificates": All Classes of Certificates other than the Class X Certificates and the Residual Certificates.

         "Payoffs": Voluntary prepayments in full on a Mortgage Loan.

         "Pool": The Pool 1 Mortgage Loans or the Pool 2 Mortgage Loans.

         "Pool 1 Mortgage Loans": The Mortgage Loans identified on Schedule I hereto.

         "Pool 2 Mortgage Loans": The Mortgage Loans identified as such on
Schedule II hereto.

         "Prepayment Period": For the KeyBank Mortgage Loans, the Due Period, and for the ABN AMRO Mortgage Loans, the Wells Fargo Mortgage Loans and the Bank One Mortgage Loans, the calendar month.

         "Principal Payment Amount": For any Distribution Date and either Pool, the sum of the portion of the Scheduled Payments on the Mortgage Loans due during the related Due Period that are allocable to principal.

         "Principal Prepayment Amount": For any Distribution Date and any Mortgage Loan, the sum for the Mortgage Loans in a Pool, of all Payoffs and Curtailments relating to the Mortgage Loans in such Pool that were received during the preceding calendar month.

         "Private Certificate": The Class B4, Class B5 and Class B6
Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency": Fitch or Moody's.

         "Realized Loss": With respect to a liquidated Mortgage Loan, the excess of (a) (i) the outstanding principal balance of the Mortgage Loan,
(ii) all accrued and unpaid interest thereon, and (iii) the amount of all Advances made by the Servicers and other expenses incurred with respect to such Mortgage Loan (including expenses of enforcement and foreclosure) over
(b) liquidation proceeds realized from such Mortgage Loan. Realized Losses may also be realized in connection with unexpected expenses incurred by the Trust, mortgagor bankruptcies and modifications of defaulted Mortgage Loans.

         "Reconciliation Amount": The difference, if any, between the aggregate Scheduled Principal Balance of the Mortgage Loans on the Cut-Off Date and the total amount of Certificates issued on the Closing Date, which amount shall be no greater than $1,000.

         "Regular Interests": The REMIC I Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests.

         "Regular Certificates":  The Class A, Class X and Class B Certificates.

         "REMIC": Either REMIC I, REMIC II or REMIC III.

         "REMIC Interests": Each Class of REMIC interests issued pursuant to Section 2.03(b) through (d) and identified as "REMIC" Interests therein.

         "REMIC I": One of the three real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans and certain other assets and the Certificate Account.

         "REMIC I Regular Interests": The regular interests in the REMIC I, consisting of the Class AI-1, Class AI-2, Class AI-3, Class AI-4, Class BI-1, and Class BI-2 Interests.

         "REMIC I Residual Interest": The Class R1 Interest, which represents the residual interest (as defined in Code Section 860G(a)(2)) in REMIC I.

         "REMIC II": One of the three real estate mortgage investment conduits created in the Trust, which consists of the Certificate Account and the REMIC I Regular Interests.

         "REMIC II Regular Interests": The regular interests in the REMIC II, consisting of the Class AII-1, Class AII-2, Class AII-3, Class AII-4, Class BII-1, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests.

         "REMIC II Residual Interest": The Class R2 Certificate, which represent the residual interest (as defined in Code section 860G(a)(2)) in REMIC II.

         "REMIC III": One of the three real estate mortgage investment conduits created in the Trust which consists of the Certificate Account and the REMIC II Regular Interests.

         "REMIC III Regular Interests": The regular interests in REMIC III, consisting of the Class A, Class X and Class B Certificates.

         "REMIC III Residual Interest": The Class R3 Certificates which represent the residual interest (as defined in Code Section 860G(a)(2)) in REMIC III.

         "Remittance Date": The 18th day of each month, or if such day is not a business day, (i) on the first business day immediately preceding such day in the case of the Wells Fargo Agreement and the ABN AMRO Agreement or (ii) on the next succeeding business day in the case of the Bank One Agreement and the Countrywide Agreement.

         "Residual Certificates": The Class R1, Class R2 and Class R3 Certificates.

         "Rule 144A Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "Sale Agreement": Each of (a) the ABN AMRO Agreement relating to the ABN AMRO Mortgage Loans, (b) Bank One Agreement relating to the Bank One Mortgage Loans, (c) the KeyBank Agreement relating to the KeyBank Mortgage Loans and (d) the Wells Fargo Agreement relating to the Wells Fargo Loans.

         "Seller": With respect to the ABN AMRO Mortgage Loans, ABN AMRO; with respect to the Bank One Mortgage Loans, Bank One; with respect to the KeyBank Mortgage Loans, KeyBank and with respect to the Wells Fargo Mortgage Loans, Wells Fargo.

         "Senior Certificates": The Class A and Class X Certificates, and the corresponding Interests in REMIC I and REMIC II.

         "Senior Liquidation Amount": For any Distribution Date and either Pool, will equal the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage for the applicable loan group, of the scheduled principal balance of that mortgage loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         "Senior Percentage": For each Pool and any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Class A Certificates related to such Pool, divided by the aggregate outstanding principal balance of the Mortgage Loans in such Pool as of the beginning of the Due Period related to such Distribution Date.

         "Senior Prepayment Amount": For any Distribution Date and REMIC I, the product of (i) the Senior Prepayment Percentage applicable to an AI Class and (ii) the Principal Prepayment Amount of the Pool 1 Mortgage Loans or Pool 2 Mortgage Loans, as applicable to such AI Class, received during the related Prepayment Period.

         "Senior Prepayment Percentage": For each Distribution Date, REMIC and Pool, the Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for such Pool identified below for the period during which such Distribution Date occurs:

                                                               Percent of
           Distribution Date                            Subordinate Percentage
           -----------------                            ----------------------

         December 2001 through November 2011...................... 100%
         December 2011 through November 2012......................  70%
         December 2012 through November 2013......................  60%
         December 2013 through November 2014......................  40%
         December 2014 through November 2015......................  20%
         December 2015 and thereafter.............................   0%

provided, however, that on any Distribution Date (i) if the Pool 1 or Pool 2 Senior Percentage for that Distribution Date exceeds the initial Pool 1 or Pool 2 Senior Percentage, respectively, as of the Closing Date, then the Pool 1 or Pool 2 Senior Prepayment Percentage for such Pool and that Distribution Date will equal 100%; (ii) if before the Distribution Date in December 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Pool 1 and Pool 2 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1 and Pool 2 Senior Percentages, as applicable, plus 50% of the Subordinate Percentage for that Distribution Date; and
(iii) if after the Distribution Date in December 2004, the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Pool 1 and Pool 2 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1 and Pool 2 Senior Percentages, as applicable. If on any Distribution Date the allocation to the Pool 1 or Pool 2 Senior Certificates in the percentage required would reduce the sum of the Certificate Balances of those certificates below zero, the Pool 1 or Pool 2 Senior Prepayment Percentages, as applicable, for that Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For either Pool and each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount for such Pool, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for such Pool and (iii) the Senior Liquidation Amount for such Pool.

         "Servicer": With respect to the ABN AMRO Mortgage Loans, ABN AMRO and its successors under the relevant Servicing Agreement; with respect to the Bank One Mortgage Loans, Bank One and its successors under the relevant Servicing Agreement; with respect to the KeyBank Mortgage Loans, Countrywide and its successors under the relevant Servicing Agreement; and with respect to the Wells Fargo Mortgage Loans, Wells Fargo and its successors under the relevant Servicing Agreement.

         "Servicer Reserve Fund": As defined in Section 5.06.

         "Servicing Agreement": Each of (a) with respect to the ABN AMRO Mortgage Loans, the ABN AMRO Agreement; (b) with respect to the Bank One Mortgage Loans, the Bank One Agreement; (c) with respect to the KeyBank Mortgage Loans, the Countrywide Agreement; and (d) with respect to the Wells Fargo Mortgage Loans, the Wells Fargo Agreement.

         "Subordinate Certificates": The Class B Certificates.

         "Subordinate Component Balance": For each Pool as of the beginning of any Due Period will equal the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool minus the then outstanding aggregate Certificate Balance of the related Class A
Certificates (and, in the case of the Pool 1 Mortgage Loans, of the Residual Certificates).

         "Subordinate Principal Distribution Amount": For any Distribution Date, the (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount, and the liquidation amount for a Pool minus (y) the Senior Principal Distribution Amount.

         "Subordination Levels": With respect to any class of Subordinate Certificates on any specified date and both REMIC II and REMIC III, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

         "Trust Estate": As defined in Section 2.01 hereof.

         "Trust Agreement": This Trust Agreement, dated as of November 1, 2001, which incorporates by reference the Standard Terms to Trust Agreement, November 2001 edition; provided that any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of November 1, 2001, shall be deemed to refer to this Trust Agreement.

         "Trustee": JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Fee": With respect to each Distribution Date, an amount payable to the Trustee equal to the product of one-twelfth of the Trustee Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period relating to such Distribution Date.

         "Trustee Fee Rate": 0.0075 (.75 basis points).

         "Wells Fargo": Wells Fargo Home Mortgage, Inc.

         "Wells Fargo Mortgage Loans": The Mortgage Loans sold to GSMC pursuant to the Wells Fargo Agreement and assigned first to the Depositor and then the Trust pursuant to the relevant Assignment Agreements.

         "Wells Fargo Reserve Fund": As defined in Section 5.06.


                                ARTICLE II

              FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01    Conveyance to the Trustee.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of
Schedule I and Schedule II hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale Agreements; (c) the Custody Agreements; (d) the Assignment Agreements; (e) the Servicing Agreements; (f) the Distribution Account, the Certificate Account, and the Collection Accounts and (g) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (g) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale Agreements, the Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02    Acceptance by the Trustee.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust.

Section 2.03    REMIC Elections and REMIC Interests Designations.

         (a) REMIC Elections. Elections shall be made by the Trustee to treat the assets of the Trust described in the definition of the term "REMIC I," the assets of the Trust described in the definition of the term "REMIC II" and the assets of the Trust described in the definition of the term "REMIC III" as separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, and the Class R1 Interest will constitute the residual interest in such REMIC. The REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Class R2 Interest will constitute the residual interest in REMIC II. The REMIC III Regular Interests will constitute the regular interests in REMIC III and the Class R3 Certificates will constitute the residual interest in REMIC III.

         (b) REMIC I Interests. The REMIC I shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I Interests, having the following Certificate Rates and initial Certificate Balances:

      REMIC         Initial Certificate      Certificate       Corresponding
     Interest             Balance               Rate              Classes
     --------       -------------------      -----------    -------------------
    Class AI-1         $155,727,200             (1)         A1-1, AII-1, R2, R3
    Class AI-2          $68,736,000             (2)            A1-2, AII-2
    Class AI-3          $92,471,000             (3)            A1-3, AII-3
    Class AI-4         $101,263,000             (4)             A2, AII-4
    Class BI-1          $12,349,056             (5)              N/A(8)
    Class BI-2           $3,946,251             (6)              N/A(8)
    Class R1                  $100              (7)              N/A(8)

(1) On each Distribution Date, the Certificate Rate on the Class AI-1 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(2) On each Distribution Date, the Certificate Rate on the Class AI-2 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(3) On each Distribution Date, the Certificate Rate on the Class AI-3 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(4) On each Distribution Date, the Certificate Rate on the Class AI-4 Interest will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans.

(5) On each Distribution Date, the Certificate Rate on the Class BI-1 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(6) On each Distribution Date, the Certificate Rate on the Class BI-2 Interest will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans.

(7)  On each Distribution Date the Certificate Rate on the Class R1
     Interests will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(8)  N/A means not applicable.

         (c) REMIC II Interests. REMIC II shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC II Interests, having the following Certificate Rates and initial Certificate Balances:

            REMIC        Initial Certificate      Certificate     Corresponding
           Interest             Balance              Rate             Class
           --------      -------------------      -----------     -------------

         Class AII-1          $155,727,100            (1)        AI-1, A1-1, R3
         Class AII-2           $68,736,000            (2)          AI-2, A1-2
         Class AII-3           $92,471,000            (3)          AI-3, A1-3
         Class AII-4          $101,263,000            (4)           AI-4, A2
         Class BII-1            $5,867,000            (5)              B1
         Class BII-2            $3,911,000            (6)              B2
         Class BII-3            $2,389,000            (7)              B3
         Class BII-4            $1,304,000            (8)              B4
         Class BII-5            $1,086,000            (9)              B5
         Class BII-6            $1,738,406            (10)             B6
         Class R2                     $100            (11)          N/A(12)

(1) On each Distribution Date, the Certificate Rate on the Class AII-1 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans, which will also equal 100% of the interest on the corresponding Class of REMIC I Interests.

(2) On each Distribution Date, the Certificate Rate on the Class AII-2 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans, which will also equal 100% of the interest on the corresponding Class of REMIC I Interests.

(3) On each Distribution Date, the Certificate Rate on the Class AII-3 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans, which will also equal 100% of the interest on the corresponding Class of REMIC I Interests.

(4) On each Distribution Date, the Certificate Rate on the Class AII-4 Interest will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans, which will also equal 100% of the interest on the corresponding Class of REMIC I Interests.

(5) On each Distribution Date, the Certificate Rate on the Class BII-1 Interest will equal to the Class B Certificate Rate.

(6) On each Distribution Date, the Certificate Rate on the Class BII-2 Interest will equal to the Class B Certificate Rate.

(7) On each Distribution Date, the Certificate Rate on the Class BII-3 Interest will equal to the Class B Certificate Rate.

(8) On each Distribution Date, the Certificate Rate on the Class BII-4 Interest will equal to the Class B Certificate Rate.

(9) On each Distribution Date, the Certificate Rate on the Class BII-5 Interest will equal to the Class B Certificate Rate.

(10) On each Distribution Date, the Certificate Rate on the Class BII-6 Interest will equal to the Class B Certificate Rate.

(11) On each Distribution Date, the Certificate Rate on the Class AII-3 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(12) N/A means not applicable.

         (d) REMIC II Interests. REMIC III shall issue the Certificates, with the designations, initial Certificate Balances and Certificate Rates set forth below, each of which shall be a Class of REMIC III Interest.

                                Initial            Initial Certificate          Final Scheduled
    Class                  Certificate Balance            Rate               Distribution Date(10)
    -----                  -------------------      ------------------       ---------------------
Class A1-1 Certificates        $155,727,000            3.068% (2)            October 25, 2031
Class A1-2 Certificates         $68,736,000            4.612% (3)            October 25, 2031
Class A1-3 Certificates         $92,471,000            6.045% (4)            October 25, 2031
Class A2 Certificates          $101,263,000            5.575% (5)            October 25, 2031
Class X1 Certificates          $316,934,000(1)         2.389% (6)            October 25, 2031
Class X2 Certificates          $101,263,000(1)         1.087% (7)            October 25, 2031
Class B1 Certificates            $5,867,000            6.660% (8)            October 25, 2031
Class B2 Certificates            $3,911,000            6.660% (8)            October 25, 2031
Class B3 Certificates            $2,389,000            6.660% (8)            October 25, 2031
Class B4 Certificates            $1,304,000            6.660% (8)            October 25, 2031
Class B5 Certificates            $1,086,000            6.660% (8)            October 25, 2031
Class B6 Certificates            $1,738,406            6.660% (8)            October 25, 2031
Class R3 Certificates                  $100            6.660% (9)                 N/A(11)


(1)  Notional Amount.

(2) For the initial Distribution Date, the Certificate Rate for the Class A1-1 Certificates will equal 3.068%. For each Distribution Date on or before August 2006, the Certificate Rate for the Class A1-1 Certificates be equal to the lesser of 3.068% and the Net WAC Rate on the Pool 1 Mortgage Loans. For the Distribution Date in September 2006 and thereafter, the Certificate Rate for the Class A1-1 Certificates will equal the Net WAC Rate on the Pool 1 Mortgage Loans.

(3) For the initial Distribution Date, the Certificate Rate for the Class A1-2 Certificates will equal 4.612%. For each Distribution Date on or before August 2006, the Certificate Rate for the Class A1-2 Certificates be equal to the lesser of 4.612% and the Net WAC Rate on the Pool 1 Mortgage Loans. For the Distribution Date in September 2006 and thereafter, the Certificate Rate for the Class A1-2 Certificates will equal the Net WAC Rate on the Pool 1 Mortgage Loans.

(4) For the initial Distribution Date, the Certificate Rate for the Class A1-3 Certificates will equal 6.045%. For each Distribution Date on or before August 2006, the Certificate Rate for the Class A1-3 Certificates be equal to the lesser of 6.045% and the Net WAC Rate on the Pool 1 Mortgage Loans. For the Distribution Date in September 2006 and thereafter, the Certificate Rate for the Class A1-3 Certificates will equal the Net WAC Rate on the Pool 1 Mortgage Loans.

(5) For the initial Distribution Date, the Certificate Rate for the Class A2 Certificates will equal 5.575%. For each Distribution Date on or before May 2009, the Certificate Rate for the Class A2 Certificates be equal to the lesser of 5.575% and the Net WAC Rate on the Pool 2 Mortgage Loans. For the Distribution Date in June 2009 and thereafter, the Certificate Rate for the Class A2 Certificates will equal the Net WAC Rate on the Pool 1 Mortgage Loans.

(6) The approximate Certificate Rate for the first Distribution Date is stated as a percentage of the aggregate Certificate Balance of the Class A1-1, A1-2 and A1-3 Certificates (the "Notional Amount" for the Class X1 Certificates). On each Distribution Date, the Class X1 Certificates will be entitled to receive (i) the excess, if any, of the Net WAC for the Pool 1 Mortgage Loans over the Class A1-1 Certificate Rate, (ii) the excess, if any, of the Net WAC for the Pool 1 Mortgage Loans over the Class A1-2 Certificate Rate, and (iii) the excess, if any, of the Net WAC for the Pool I Mortgage Loans over the Class A1-3 Certificate Rate, in each case, multiplied by the Certificate Balance of such Class.

(7) The approximate Certificate Rate for the first Distribution Date is stated as a percentage of the aggregate Certificate Balance of the Class A2 Certificates (the Notional Amount for the Class X2 Certificates). On each Distribution Date, the Class X2 Certificates will be entitled to receive the excess, if any, of the Net WAC Rate for Pool 2 Mortgage Loans over the Class A2 Certificate Rate multiplied by the Certificate Balance of such Class.

(8) For the initial Distribution Date, the Certificate Rate on these Certificates will equal approximately 6.660%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.

(9) For the initial Distribution Date, the Certificate Rate on these Certificates will equal approximately 6.660%. On each Distribution Date thereafter, the Certificate Rate on these Certificates will equal the Net WAC Rate on the Pool 1 Mortgage Loans.

(10) The Final Scheduled Distribution Date for a Class of Certificates has been determined by adding one month to the stated maturity date of the Mortgage Loan with the latest stated maturity.

(11) N/A means not applicable.

         (e) REMIC Final Scheduled Distribution. The final Scheduled Distribution Date for the Class AI-1, Class AI-2, Class A1-3 and Class A2 REMIC Interests is the October 2031 Distribution Date. The final Scheduled Distribution Date for the Class B Interests is the October 2031
Distribution Date.


                                ARTICLE III

                        REMITTING TO SECURITYHOLDERS

Section 3.01      Distributions to Securityholders.

         (a) REMIC I Distributions. In accordance with Section 3.01(b)(v) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Trustee shall withdraw the Available Distribution Amount from the REMIC I Distribution Account, and shall distribute it in the following manner and order of priority to the REMIC II Distribution Account (except that payments on the Class R1 Certificate will be made to the holder thereof):

            (i) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 1 Mortgage Loans will be distributed:

                (1) First, pro rata to the Class AI-1, Class AI-2, Class AI-3 and Class R1 Interests, Accrued Certificate Interest;

                (2) Second, as principal to the Class R1 Interest until its Certificate Balance has been reduced to zero;

                (3) Third, sequentially to the Class AI-1, Class AI-2, Class AI-3 Interests, as principal, the Senior Principal
         Distribution Amount for Pool 1 Mortgage Loans, in each case until the Certificate Balance of each such Class of Interests has been reduced to zero;

                (4) Fourth, to the Class BI-1 Interests, Accrued
         Certificate Interest; and

                (5) Fifth, to the Class BI-1 Interests, as principal, the Subordinate Principal Distribution Amount for Pool 1 Mortgage Loans.

            (ii) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 2 Mortgage Loans will be distributed:

                (1) First, to the Class AI-4 Interests, Accrued Certificate Interest;

                (2) Second, to the Class AI-4 Interests, as principal, the Class AI-4 Senior Principal Distribution Amount;

                (3) Third, to the Class BI-2 Interests, Accrued Certificate Interest;

                (4) Fourth, to the Class BI-2 Interests, as principal, the Subordinate Principal Distribution Amount for the Pool 2 Mortgage Loans;

                (5) Fifth, to each Class of Interests in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(b)(ii)(5) will not cause a further reduction in the Class principal balances of any of the Interests; and

                (6) Sixth, at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R1 Certificates.

            (iii) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AI-1, Class AI-2 and Class AI-3 Interests will be made to such Classes pro rata based on their Certificate Balances (but only from the Pool 1 Mortgage Loans) rather than sequentially under Section 3.01(a)(i)(3).

         (b) REMIC II Distributions. In accordance with Section 3.01(b)(v) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Section 3.01(b) above and
Section 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited into the REMIC II Distribution Account and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority to the Certificate Account, except that amounts payable to the Class R2 Certificates will be distributed to the Holder thereof:

            (i) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for REMIC II, which consists of the all of the distributions on the REMIC I Interests, will be distributed:

               (1) First, pro rata to the Class AII-1, Class AII-2, Class AII-3, Class AII-4 and Class R2 Interests, Accrued Certificate Interest;

               (2) Second, as principal to the Class R2 Interest until its Certificate Balance has been reduced to zero; and

               (3) Third, (a) sequentially to the Class AII-1, Class AII-2, Class AII-3 Interests, as principal, the Senior Principal Distribution Amount for Pool 1 Mortgage Loans, in each case until the Certificate Balance of each such Class of Interests has been reduced to zero, and (b) to the Class AII-4 Interests, as principal, the Class AII-4 Senior Principal Distribution Amount for the Pool 2 Mortgage Loans.

            (ii) Subject to the exceptions listed in Section 3.01(b)(iii), unless a Credit Support Depletion Date shall have occurred, the portion of the Available Distribution Amount for the Pool 1 and Pool 2 Mortgage Loans remaining after making the distributions specified in Section 3.01(b)(i) will be distributed in the following order of priority:

               (1) to the Class BII-1 Interests, Accrued Certificate Interest thereon;

               (2) to the Class BII-1 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

               (3) to the Class BII-2 Interests, Accrued Certificate Interest thereon;

               (4) to the Class BII-2 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

               (5) to the Class BII-3 Interests, Accrued Certificate Interest thereon;

               (6) to the Class BII-3 Interests, their pro rata share of the Subordinate Principal Distribution Amount; and

               (7) to the Class BII-4, Class BII-5, Class BII-6 Interests, interest and principal in the same manner as for the Class BII-1, Class BII-2 and Class BII-3 Interests, first to the Class BII-4 Interests, then to the Class BII-5 Interests and finally to the Class BII-6 Interests;

               (8) to each Class of Interests in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(b)(ii)(8) will not cause a further reduction in the Class principal balances of any of the Interests.

               (9) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R2 Interests.

            (iii) Notwithstanding paragraph (ii) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata in proportion to the Certificate Balances of those Classes.

            (iv) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AII-1, Class AII-2 and Class AII-3 Interests will be made to such Classes pro rata based on their Certificate Balances (but only from the Pool 1 Mortgage Loans) rather than sequentially under Section 3.01(b)(i)(3)(A).

         (c) REMIC III Regular Distributions. In accordance with Section 3.01(b)(v) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Sections 3.01(b) above and 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited in the Certificate Account, and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority:

            (i) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 1 Mortgage Loans will be distributed:

                (1) First, pro rata to the Class A1-1, Class A1-2, Class A1-3, Class X1 and Class R3 Certificates, Accrued Certificate Interest;

                (2) Second, as principal to the Class R3 Certificates until such Certificate Balances have been reduced to zero; and

                (3) Third, sequentially to the Class A1-1, Class A1-2, Class A1-3 Certificates, as principal, the Senior Principal Distribution Amount for the Pool 1 Mortgage Loans, in each case until the Certificate Balance of each such Class of Certificates has been reduced to zero.

            (ii) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 2 Mortgage Loans will be distributed:

                (1) First, pro rata to the Class A2 and Class X2
         Certificates in proportion to Accrued Certificate Interest thereon; and

                (2) Second, to the Class A2 Certificates, as principal, the Principal Distribution Amount.

            (iii) Subject to the exceptions listed in Section 3.01(c)(iv), unless a Credit Support Deletion Date shall have occurred, the portion of the Available Distribution Amount for the Pool 1 and Pool 2 Mortgage Loans remaining after making the distributions specified in Sections 3.01(c)(i) and 3.01(c)(ii) will be distributed in the following order of priority:

                (1) to the Class B1 Certificates, Accrued Certificate Interest thereon;

                (2) to the Class B1 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (3) to the Class B2 Certificates, Accrued Certificate Interest thereon;

                (4) to the Class B2 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (5) to the Class B3 Certificates, Accrued Certificate Interest thereon;

                (6) to the Class B3 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (7) to the Junior Subordinate Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6
         Certificates;

                (8) to each Class of Certificates in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(c)(ii)(8) will not cause a further reduction in the Class principal balances of any of the Certificates; and

                (9) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R3 Certificates.

            (iv) Notwithstanding paragraph (iii) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata in proportion to the Certificate Balances of those Classes.

            (v) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-1, Class A1-2 and Class A1-3 Certificates will be made to such Classes pro rata based on their Certificate Balances (but only from the Pool 1 Mortgage Loans) rather than sequentially under Section 3.01(c)(i)(3).

         (d) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Securityholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or
(2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefore, if such Holder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to Class B4, Class B5 and Class B6, at least $500,000, and, with respect to the Class X Certificates, an initial Notional Amount of $5,000,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (e) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, shall be paid to the Class R3 Certificates and all amounts remaining in REMIC II after payment in full of all of the REMIC II Regular Interests will be paid to the Class R2 Interests and all amounts remaining in REMIC I after payment in full of all Interests and any administrative expenses associated with the Trust, will be distributed to the Holders of the Class R1 Interests.

Section 3.02   Allocation of Realized Losses and Shortfalls.

         (a) Realized Losses.

            (i) On each Distribution Date, Realized Losses in REMIC I attributable to the Pool I Mortgage Loans will be allocated first to the Class BI-1 Interest until the Certificate Balance thereof has been reduced to zero; thereafter, pro rata to the Class BI-2 Interests until the Certificate Balance thereof has been reduced to zero, and then to the Class AI-1 Interests until the Certificate Balance thereof has been reduced to zero.

            (ii) On each Distribution Date, Realized Losses in REMIC I attributable to the Pool II Mortgage Loans will be allocated first to the Class BI-2 Interests until the Certificate Balance thereof has been reduced to zero; thereafter, pro rata to the Class BI-1 Interests until the Certificate Balance thereof has been reduced to zero, and then to the Class AI-2 Interest until the Certificate Balance thereof has been reduced to zero.

            (iii) Realized Losses allocated to REMIC Interests in accordance with Sections 3.02(a)(i) or 3.02(a)(ii) shall be allocated to the Class B Interests in REMIC II in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class of Class A Interests to which such Realized Loss was or would have been allocated in REMIC I.

            (iv) Realized Losses allocated to REMIC Interests in accordance with Sections 3.02(a)(i) or 3.02(a)(ii) shall be allocated to the Class B Certificates in REMIC III in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class of Class A Interests to which such Realized Loss was or would have been allocated in REMIC II.

         (b) Interest Shortfall. Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Month End Interest Shortfall and Soldiers' and Sailors' Shortfall with respect to the Mortgage Loans in REMIC I shall be allocated to reduce the amount of interest distributable on the related REMIC Interests pro rata among Classes in the related Pool. Any Shortfall allocated to the REMIC Interests in REMIC I in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of REMIC Interests in REMIC II, and any Shortfall allocated to the REMIC Interests in REMIC II in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of Certificates. Any Shortfall allocable to the REMIC Interests and Certificates as provided above shall be treated as a Realized Loss and allocated among such Classes of REMIC Interests and Certificates in the same manner and order of priority as provided above in Section 3.02(a).

         (c) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.


                                ARTICLE IV

                               THE SECURITIES

Section 4.01    The Certificates.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2001-1. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $434,492,706, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

Section 4.02    Denominations.

         Each of the Class A, Class B1, Class B2, Class B3 and Class X Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Class A1-1, Class A1-2, Class A1-3 and Class A2 Certificates shall be issued in minimum denominations of $25,000 initial class principal balance each and multiples of $1 in excess thereof. The Class X1 and Class X2 Certificates shall be issued in minimum denominations of $5,000,000 initial class principal balance each and multiples of $1 in excess thereof. Each of the Class B4, Class B5 and Class B6 Certificates shall be issued in fully-registered, certificated form. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will be issued in minimum denominations of $250,000 initial class principal balance each and multiples of $1 in excess thereof. In addition, one Certificate of each Class (other than Class R1, Class R2 and Class R3) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of such Class. The Class R1, Class R2 and Class R3 Certificates will be issued in percentage interests of 99.99% and 0.01%.

Section 4.03    Redemption of Certificates.

         There shall be no right to redemption pursuant to Section 9.01 of the Standard Terms. Moreover, notwithstanding anything to the contrary in
Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Securityholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Securityholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by the Depositor upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date. Written notice of termination shall be given to each Securityholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust by the Depositor pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04      Securities Laws Restrictions.

         Each of the Private Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. Furthermore, each of the Private Certificates is a Rule 144A Certificate. The Class R1, Class R2 and Class R3 Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.


                                 ARTICLE V

                          MISCELLANEOUS PROVISIONS

Section 5.01      Request for Opinions.

         (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and the Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02      Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03      Governing Law.

         This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

Section 5.04      Counterparts.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05      Notices.

         The address of the rating agency required to be stated herein pursuant to Section 11.08(d) of the Standard Terms is Fitch, Inc., One State Street Plaza, 31st Floor, New York, New York 10004 and Moody's Investor Service, Inc., 99 Church Street, New York, New York 10007.

Section 5.06      Wells Fargo Reserve Fund.

         Notwithstanding anything to the contrary in Article II of the Standard Terms, the Servicer of the Wells Fargo Mortgage Loans has elected, in lieu of paying for the recording of the final Assignments with respect to the Mortgage Loans subject to the Wells Fargo Mortgage Loans, to have GSMC deposit into an account (the "Wells Fargo Reserve Fund") established pursuant to the related Servicing Agreement, the sum of $2,000. The Trustee shall establish the Wells Fargo Reserve Fund for the benefit of the Trustee. If at any time the Trustee receives notice that (i) the rating of Wells Fargo has been downgraded below "A-" by Fitch and "Baa1" by Moody's, or (ii) that the rating on any of the Certificates by Fitch or Moody's has been downgraded, then the Trustee shall withdraw funds from the Wells Fargo Reserve Fund to record the final Assignments related to the Wells Fargo Mortgage Loans to the Trustee (using such funds not only to pay the actual recording fees, but also any related costs, such as the costs to complete the Assignments and to ship the Assignment to the appropriate recording offices). Within 30 days after recordation of all Assignments related to the Wells Fargo Mortgage Loans, the Trustee shall release any remaining funds in the Wells Fargo Reserve Fund to GSMC. Moreover, in the event that the funds are not used to record the Assignments, the Trustee shall release the funds in the Wells Fargo Reserve Fund to GSMC upon termination of the Trust.

Section 5.07      Servicer Reserve Fund.

         Notwithstanding anything to the contrary in Article II of the Standard Terms, the Servicers of the ABN AMRO Mortgage Loans, the Bank One Mortgage Loans and the KeyBank Mortgage Loans have elected, in lieu of paying for the recording of the final Assignments with respect to the such Mortgage Loans, to have GSMC deposit into an account (the "Servicer Reserve Fund") established pursuant to the related Servicing Agreement, the sum of $6,000. The Trustee shall establish the Servicer Reserve Fund for the benefit of the Trustee. If at any time the Trustee receives notice that (i) the rating of ABN AMRO, Bank One and/or Countrywide, as the case may be, has been downgraded below "A-" by Fitch and "Baa1" by Moody's, or (ii) that the rating on any of the Certificates by Fitch or Moody's has been downgraded, then the Trustee shall withdraw funds from the Servicer Reserve Fund to record the final Assignments related to the ABN AMRO Mortgage Loans, the Bank One Mortgage Loans and/or the KeyBank Mortgage Loans, as the case may be, to the Trustee (using such funds not only to pay the actual recording fees, but also any related costs, such as the costs to complete the Assignments and to ship the Assignment to the appropriate recording offices). Within 30 days after recordation of all Assignments related to the ABN AMRO Mortgage Loans, the Bank One Mortgage Loans and/or the KeyBank Mortgage Loans, as the case may be, the Trustee shall release any remaining funds in the Servicer Reserve Fund to GSMC. Moreover, in the event that the funds are not used to record the Assignments, the Trustee shall release the funds in the Servicer Reserve Fund to GSMC upon termination of the Trust.

         Each of the Wells Fargo Reserve Fund and the Servicer Reserve Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions and shall not be an asset of any of REMIC I, REMIC II or the REMIC III. The owner of the Reserve Fund shall be GSMC. Solely for federal income tax purposes, amounts transferred by any of REMIC I, REMIC II or REMIC III to any Reserve Fund shall be treated as amounts distributed by the related REMIC to the owner of such Reserve Fund.

                          [Signature page follows]






         IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the 1st day of November 2001.

                               GS MORTGAGE SECURITIES CORP.,
                                    as Depositor

                               By:   /s/ Marvin J. Kabatznick
                                    -------------------------------------
                               Name:  Marvin J. Kabatznick
                               Title: Chief Executive Officer


                               JPMORGAN CHASE BANK,
                                    not in its individual capacity, but solely in its capacity as Trustee under this Trust Agreement

                               By:   /s/ Thomas Venusti
                                    ---------------------------------------
                               Name:  Thomas Venusti
                               Title: Trust Officer








STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )


          The foregoing instrument was acknowledged before me in the County of New York, this 27th day of November 2001, by Marvin J. Kabatznick,
Chief Executive Officer for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.



                                    /s/ Onyx Wellington
                                 _____________________________________
                                      Notary Public


My Commission expires: April 10, 2003








STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )



         The foregoing instrument was acknowledged before me in the County of New York, this 27th day of November 2001, by Thomas Venusti, Trust Officer of JPMorgan Chase Bank, a New York banking corporation, on behalf of the company.



                                  /s/ Sang Kim
                                 _____________________________________
                                      Notary Public


My Commission expires:  May 21, 2003








                                                           SCHEDULE I
                                                      POOL I MORTGAGE LOANS


    Account Number         Commitment Number        Balance        Paid to Date            MI Company                    Rounding
    --------------         -----------------        ----------     ------------   ---------------------------           ----------
       8473324                 20010802             432,623.36       10/1/01       PMI Mortgage Insurance Co            Nearest 1/8
       8926958                 20010802             319,128.22       10/1/01                                            Nearest 1/8
       9006842                 20010802             192,253.74       10/1/01                                            Nearest 1/8
       9349945                 20010802             287,362.40       11/1/01       United Guaranty Insurance            Nearest 1/8
       10021038                20010802             342,963.51       10/1/01                                            Nearest 1/8
       10021749                20010802             274,956.80       10/1/01                                            Nearest 1/8
       10030583                20010802             299,638.82       10/1/01                                            Nearest 1/8
       10060846                20010802             282,934.20       10/1/01       Mortgage Guaranty Insuran            Nearest 1/8
       10106045                20010802             509,738.26       10/1/01                                            Nearest 1/8
       10159457                20010802             329,912.63       10/1/01                                            Nearest 1/8
       10212124                20010802             262,943.57       10/1/01                                            Nearest 1/8
       10312874                20010802             335,948.04       10/1/01       Mortgage Guaranty Insuran            Nearest 1/8
       10404051                20010802             323,441.70       10/1/01                                            Nearest 1/8
       10616167                20010802             302,431.58       10/1/01                                            Nearest 1/8
       10658664                20010802             448,223.42       10/1/01                                            Nearest 1/8
       10746204                20010802             349,091.72       10/1/01                                            Nearest 1/8
       11027356                20010802             692,562.49       10/1/01                                            Nearest 1/8
       11031622                20010802             330,419.20       10/1/01                                            Nearest 1/8
       11134038                20010802             398,709.04       11/1/01                                            Nearest 1/8
       11178845                20010802             287,343.77       10/1/01                                            Nearest 1/8
       11190410                20010802             365,666.00       11/1/01                                            Nearest 1/8
       11200037                20010802             382,276.49       11/1/01                                            Nearest 1/8
       11207370                20010802             367,583.15       11/1/01                                            Nearest 1/8
       11227337                20010802             355,959.16       11/1/01       Mortgage Guaranty Insuran            Nearest 1/8
       11228350                20010802             642,123.06       10/1/01                                            Nearest 1/8
       11233475                20010802             310,706.25       10/1/01                                            Nearest 1/8
       11239951                20010802             951,229.72       10/1/01                                            Nearest 1/8
       11250818                20010802             447,525.84       11/1/01                                            Nearest 1/8
       11253937                20010802             461,648.94       10/1/01                                            Nearest 1/8
       11263001                20010802             379,495.82       10/1/01                                            Nearest 1/8
       11275443                20010802             512,070.38       10/1/01                                            Nearest 1/8
       11284031                20010802             386,430.06       10/1/01                                            Nearest 1/8
       11287356                20010802             565,950.73       10/1/01                                            Nearest 1/8
       11294006                20010802             549,005.02       10/1/01                                            Nearest 1/8
       11295144                20010802             297,391.78       10/1/01                                            Nearest 1/8
       11295227                20010802             556,729.99       10/1/01                                            Nearest 1/8
       11308269                20010802             447,558.43       10/1/01                                            Nearest 1/8
       11308277                20010802             497,624.03       10/1/01                                            Nearest 1/8
       11311560                20010802             533,679.03       10/1/01                                            Nearest 1/8
       11312642                20010802             771,875.82       10/1/01                                            Nearest 1/8
       11321841                20010802             490,284.37       10/1/01                                            Nearest 1/8
       11330735                20010802             403,692.88       10/1/01                                            Nearest 1/8
       11333838                20010802             407,385.25       10/1/01                                            Nearest 1/8
       11336898                20010802             350,200.05       10/1/01                                            Nearest 1/8
       11337060                20010802             367,942.50       10/1/01                                            Nearest 1/8
       11351053                20010802             598,867.02       11/1/01                                            Nearest 1/8
       11356011                20010802             674,889.00       10/1/01                                            Nearest 1/8
       11359866                20010802             512,998.59       10/1/01                                            Nearest 1/8
       11368677                20010802             342,573.54       10/1/01                                            Nearest 1/8
       11379658                20010802             370,426.49       10/1/01                                            Nearest 1/8
       11383478                20010802             597,812.67       10/1/01                                            Nearest 1/8
       11383643                20010802             971,358.91       10/1/01                                            Nearest 1/8
       11385515                20010802             348,512.80       10/1/01                                            Nearest 1/8
       11387685                20010802             371,297.78       11/1/01                                            Nearest 1/8
       11388808                20010802             314,624.26       10/1/01                                            Nearest 1/8
       11388956                20010802             318,606.81       10/1/01                                            Nearest 1/8
       11403854                20010802             510,306.53       10/1/01                                            Nearest 1/8
       11404035                20010802             700,674.76       10/1/01                                            Nearest 1/8
       11405586                20010802             398,644.20       11/1/01                                            Nearest 1/8
       11411170                20010802             287,801.61       11/1/01       Mortgage Guaranty Insuran            Nearest 1/8
       11412442                20010802             360,037.27       10/1/01                                            Nearest 1/8
       11431392                20010802             598,140.02       10/1/01                                            Nearest 1/8
       11431723                20010802             362,825.22       10/1/01                                            Nearest 1/8
       11432937                20010802             637,346.17       10/1/01                                            Nearest 1/8
       11433281                20010802             398,420.81       11/1/01                                            Nearest 1/8
       11441508                20010802             328,664.72       10/1/01                                            Nearest 1/8
       11442894                20010802             497,443.22       10/1/01                                            Nearest 1/8
       11446267                20010802             637,377.81       10/1/01                                            Nearest 1/8
       11446382                20010802             431,845.54       10/1/01                                            Nearest 1/8
       11450277                20010802             446,052.04       10/1/01                                            Nearest 1/8
       11461639                20010802             394,397.69       10/1/01       Mortgage Guaranty Insuran            Nearest 1/8
       11462165                20010802             398,676.97       10/1/01       Mortgage Guaranty Insuran            Nearest 1/8
       11464625                20010802             450,504.97       10/1/01                                            Nearest 1/8
       11464765                20010802             317,099.04       10/1/01                                            Nearest 1/8
       11467586                20010802             428,343.76       10/1/01                                            Nearest 1/8
       11473410                20010802             358,613.36       10/1/01                                            Nearest 1/8
       11481447                20010802             386,430.06       10/1/01                                            Nearest 1/8
       11481470                20010802             306,104.63       10/1/01       PMI Mortgage Insurance Co            Nearest 1/8
       11484847                20010802             393,401.74       10/1/01                                            Nearest 1/8
       11487162                20010802             310,798.27       10/1/01                                            Nearest 1/8
       11487378                20010802             547,729.03       10/1/01                                            Nearest 1/8
       11489614                20010802             321,762.77       11/1/01                                            Nearest 1/8
       11489697                20010802             294,980.16       10/1/01       Mortgage Guaranty Insuran            Nearest 1/8
       11489721                20010802             422,348.41       10/1/01                                            Nearest 1/8
       11490752                20010802             504,310.64       10/1/01                                            Nearest 1/8
       11491305                20010802             298,869.94       11/1/01                                            Nearest 1/8
       11492113                20010802             697,236.45       12/1/01                                            Nearest 1/8
       11492501                20010802             357,373.67       10/1/01                                            Nearest 1/8
       11493327                20010802             378,433.90       11/1/01                                            Nearest 1/8
       11494366                20010802             385,385.26       11/1/01                                            Nearest 1/8
       11495207                20010802             306,578.55       10/1/01                                            Nearest 1/8
       11498359                20010802             373,482.65       10/1/01                                            Nearest 1/8
       11499654                20010802             647,433.85       10/1/01                                            Nearest 1/8
       11500907                20010802             436,846.07       10/1/01                                            Nearest 1/8
       11501798                20010802             231,604.49       10/1/01                                            Nearest 1/8
       11502358                20010802             421,401.79       10/1/01                                            Nearest 1/8
       11502382                20010802             348,842.35       10/1/01                                            Nearest 1/8
       11510625                20010802             334,104.78       12/1/01                                            Nearest 1/8
       11516697                20010802             351,057.61       10/1/01                                            Nearest 1/8
       11518206                20010802             546,395.80       10/1/01                                            Nearest 1/8
       11518552                20010802             417,607.10       10/1/01                                            Nearest 1/8
       11519972                20010802             346,659.63       11/1/01                                            Nearest 1/8
       11520434                20010802             518,046.81       10/1/01                                            Nearest 1/8
       11520806                20010802             410,373.46       10/1/01                                            Nearest 1/8
       11523016                20010802             648,003.29       11/1/01                                            Nearest 1/8
       11528817                20010802             498,386.31       11/1/01                                            Nearest 1/8
       11530524                20010802             373,697.57       11/1/01                                            Nearest 1/8
       11532827                20010802             372,424.46       10/1/01                                            Nearest 1/8
       11532835                20010802             552,754.36       10/1/01                                            Nearest 1/8
       11533320                20010802             444,524.82       10/1/01                                            Nearest 1/8
       11535044                20010802             322,756.96       11/1/01       PMI Mortgage Insurance Co            Nearest 1/8
       11535507                20010802             432,784.62       10/1/01                                            Nearest 1/8
       11538006                20010802             309,174.55       11/1/01                                            Nearest 1/8
       11538998                20010802             325,839.19       10/1/01                                            Nearest 1/8
       11539004                20010802             323,898.41       10/1/01                                            Nearest 1/8
       11545134                20010802             341,811.30       10/1/01                                            Nearest 1/8
       11546280                20010802             413,950.34       10/1/01                                            Nearest 1/8
       11546298                20010802             498,425.58       10/1/01                                            Nearest 1/8
       11549136                20010802             363,486.48       10/1/01                                            Nearest 1/8
       11549557                20010802             511,671.27       10/1/01                                            Nearest 1/8
       11551090                20010802             318,941.58       10/1/01                                            Nearest 1/8
       11551132                20010802             352,458.81       10/1/01                                            Nearest 1/8
       11551223                20010802             597,572.24       11/1/01                                            Nearest 1/8
       11555091                20010802             554,205.57       10/1/01                                            Nearest 1/8
       11556396                20010802             326,915.08       10/1/01                                            Nearest 1/8
       11557014                20010802             314,752.46       11/1/01                                            Nearest 1/8
       11557949                20010802             647,747.00       10/1/01                                            Nearest 1/8
       11558806                20010802             394,389.54       10/1/01                                            Nearest 1/8
       11561735                20010802             690,330.80       11/1/01                                            Nearest 1/8
       11562089                20010802             384,286.15       10/1/01                                            Nearest 1/8
       11566379                20010802             370,602.23       10/1/01                                            Nearest 1/8
       11570397                20010802             832,370.74       10/1/01                                            Nearest 1/8
       11572328                20010802             561,243.93       10/1/01                                            Nearest 1/8
       11572591                20010802             296,064.80       10/1/01       PMI Mortgage Insurance Co            Nearest 1/8
       11572682                20010802             485,259.03       10/1/01                                            Nearest 1/8
       11575248                20010802             337,280.49       11/1/01                                            Nearest 1/8
       11576568                20010802             326,915.08       11/1/01                                            Nearest 1/8
       11576600                20010802             398,610.73       10/1/01                                            Nearest 1/8
       11579026                20010802             438,614.51       10/1/01                                            Nearest 1/8
       11583168                20010802             299,007.72       11/1/01                                            Nearest 1/8
       11584307                20010802             413,320.79       10/1/01                                            Nearest 1/8
       11584927                20010802             438,989.38       10/1/01                                            Nearest 1/8
       11585825                20010802             439,555.26       10/1/01                                            Nearest 1/8
       11587243                20010802             398,709.04       10/1/01                                            Nearest 1/8
       11588639                20010802             306,056.92       10/1/01                                            Nearest 1/8
       11592300                20010802             647,953.28       11/1/01                                            Nearest 1/8
       11592342                20010802             747,379.44       10/1/01                                            Nearest 1/8
       11595360                20010802             398,935.39       10/1/01                                            Nearest 1/8
       11596780                20010802             423,427.17       11/1/01                                            Nearest 1/8
       11608684                20010802             348,725.43       10/1/01                                            Nearest 1/8
       11610862                20010802             503,886.25       10/1/01                                            Nearest 1/8
       11616968                20010802             642,918.34       10/1/01                                            Nearest 1/8
       11617032                20010802             291,900.55       10/1/01                                            Nearest 1/8
       11619137                20010802             298,983.14       11/1/01                                            Nearest 1/8
       11625829                20010802             398,644.20       10/1/01                                            Nearest 1/8
       11625837                20010802             362,796.00       10/1/01                                            Nearest 1/8
       11627924                20010802             553,795.29       10/1/01                                            Nearest 1/8
       11636180                20010802             402,995.44       12/1/01                                            Nearest 1/8
       11655818                20010802             381,195.87       10/1/01                                            Nearest 1/8
       11655842                20010802             479,179.79       11/1/01                                            Nearest 1/8
       11656675                20010802             314,954.78       10/1/01                                            Nearest 1/8
       11658028                20010802             388,771.96       10/1/01                                            Nearest 1/8
       11659992                20010802             323,925.01       10/1/01                                            Nearest 1/8
       11662459                20010802             284,202.26       10/1/01                                            Nearest 1/8
       11666336                20010802             390,605.10       10/1/01                                            Nearest 1/8
       11670296                20010802             747,638.39       10/1/01                                            Nearest 1/8
       11671260                20010802             443,953.47       10/1/01                                            Nearest 1/8
       11678687                20010802             571,793.84       11/1/01                                            Nearest 1/8
       11681210                20010802             370,828.64       10/1/01                                            Nearest 1/8
       11682010                20010802             973,001.88       11/1/01                                            Nearest 1/8
       11684784                20010802             446,518.19       10/1/01                                            Nearest 1/8
       11686516                20010802             777,603.94       10/1/01                                            Nearest 1/8
       11717972                20010802             387,086.46       10/1/01                                            Nearest 1/8

    Account Number     Look Back        First Pymt Date          Maturity Date          Next Rt Adj Date          Next Pymt Adj Date
    --------------     ---------        ---------------          -------------          ----------------          ------------------
       8473324          45 days              6/1/01                  12/1/29                  5/1/06                     6/1/06
       8926958          45 days              8/1/01                  6/1/30                   7/1/06                     8/1/06
       9006842          45 days              8/1/01                  9/1/30                   7/1/06                     8/1/06
       9349945          45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       10021038         45 days              6/1/01                  4/1/30                   5/1/06                     6/1/06
       10021749         45 days              7/1/01                  5/1/30                   6/1/06                     7/1/06
       10030583         45 days              7/1/01                  5/1/30                   5/1/06                     6/1/06
       10060846         45 days              7/1/01                  5/1/30                   6/1/06                     7/1/06
       10106045         45 days              7/1/01                  5/1/30                   6/1/06                     7/1/06
       10159457         45 days              8/1/01                  6/1/30                   7/1/06                     8/1/06
       10212124         45 days              7/1/01                  9/1/30                   6/1/06                     7/1/06
       10312874         45 days              7/1/01                  6/1/30                   6/1/06                     7/1/06
       10404051         45 days              7/1/01                  9/1/30                   6/1/06                     7/1/06
       10616167         45 days              6/1/01                  12/1/30                  5/1/06                     6/1/06
       10658664         45 days              7/1/01                  6/1/31                   4/1/06                     5/1/06
       10746204         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11027356         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11031622         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11134038         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11178845         45 days              6/1/01                  5/1/31                   5/1/06                     6/1/06
       11190410         45 days              6/1/01                  5/1/31                   5/1/06                     6/1/06
       11200037         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11207370         45 days              4/1/01                  3/1/31                   3/1/06                     4/1/06
       11227337         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11228350         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11233475         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11239951         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11250818         45 days              6/1/01                  5/1/31                   5/1/06                     6/1/06
       11253937         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11263001         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11275443         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11284031         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11287356         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11294006         45 days              5/1/01                  4/1/31                   4/1/06                     5/1/06
       11295144         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11295227         45 days              5/1/01                  4/1/31                   4/1/06                     5/1/06
       11308269         45 days              5/1/01                  4/1/31                   4/1/06                     5/1/06
       11308277         45 days              6/1/01                  5/1/31                   5/1/06                     6/1/06
       11311560         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11312642         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11321841         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11330735         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11333838         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11336898         45 days              6/1/01                  5/1/31                   5/1/06                     6/1/06
       11337060         45 days              5/1/01                  4/1/31                   4/1/06                     5/1/06
       11351053         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11356011         45 days              8/1/01                  7/1/21                   7/1/06                     8/1/06
       11359866         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11368677         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11379658         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11383478         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11383643         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11385515         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11387685         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11388808         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11388956         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11403854         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11404035         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11405586         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11411170         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11412442         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11431392         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11431723         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11432937         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11433281         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11441508         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11442894         45 days              6/1/01                  5/1/31                   5/1/06                     6/1/06
       11446267         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11446382         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11450277         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11461639         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11462165         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11464625         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11464765         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11467586         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11473410         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11481447         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11481470         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11484847         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11487162         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11487378         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11489614         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11489697         45 days              6/1/01                  5/1/31                   5/1/06                     6/1/06
       11489721         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11490752         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11491305         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11492113         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11492501         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11493327         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11494366         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11495207         45 days              8/1/01                  7/1/31                   6/1/06                     7/1/06
       11498359         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11499654         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11500907         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11501798         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11502358         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11502382         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11510625         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11516697         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11518206         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11518552         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11519972         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11520434         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11520806         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11523016         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11528817         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11530524         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11532827         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11532835         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11533320         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11535044         45 days              9/1/01                  8/1/31                   8/1/06                     9/1/06
       11535507         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11538006         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11538998         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11539004         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11545134         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11546280         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11546298         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11549136         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11549557         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11551090         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11551132         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11551223         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11555091         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11556396         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11557014         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11557949         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11558806         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11561735         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11562089         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11566379         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11570397         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11572328         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11572591         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11572682         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11575248         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11576568         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11576600         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11579026         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11583168         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11584307         45 days              7/1/01                  6/1/31                   6/1/06                     7/1/06
       11584927         45 days              9/1/01                  8/1/31                   8/1/06                     9/1/06
       11585825         45 days              9/1/01                  8/1/31                   8/1/06                     9/1/06
       11587243         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11588639         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11592300         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11592342         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11595360         45 days              9/1/01                  8/1/31                   8/1/06                     9/1/06
       11596780         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11608684         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11610862         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11616968         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11617032         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11619137         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11625829         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11625837         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11627924         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11636180         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11655818         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11655842         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11656675         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11658028         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11659992         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11662459         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11666336         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11670296         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11671260         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11678687         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11681210         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11682010         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11684784         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11686516         45 days              8/1/01                  7/1/31                   7/1/06                     8/1/06
       11717972         45 days              9/1/01                  8/1/31                   8/1/06                     9/1/06

    Account Number   Product       Last Name          First Name               Orginal Balance     OLTV       CKTV       FICO
    --------------   -------       ---------          ----------                ---------------    ------    ------      ----
       8473324         JA51         Klotz              Mary                        435,000.00      87.83      87.83       740
       8926958         JA51         Herrin             Hermon                      320,339.00      76.83      76.83       745
       9006842         JA51         Moore              Raymond                     460,000.00      66.41      66.41       782
       9349945         JA51         Yancey             Leslie                      288,633.00      94.73      94.73       695
       10021038        JA51         Grossi             Thomas                      344,999.00         75         75       717
       10021749        JA51         Nugent             Barbara                     276,000.00      55.74      69.47       721
       10030583        JA51         Hopkins            Gerald                      301,000.00      79.89      79.89       768
       10060846        JA51         Jensen             Valdon                      284,250.00      94.99      94.99       669
       10106045        JA51         Benjamin           Michael                     512,000.00         80         80       722
       10159457        JA51         McGrath            Robert                      331,107.00      79.78      79.78       782
       10212124        JA51         Neal               Harry                       264,000.00         80         80       722
       10312874        JA51         Feiock             Ray                         337,500.00         90         90       646
       10404051        JA51         Bleakley           Timothy                     324,872.00      51.55      51.55       702
       10616167        JA51         Brandoli           Daniel                      304,000.00         80         80       742
       10658664        JA51         SHARFMAN           SAUL                        450,000.00         60         60       760
       10746204        JA51         Brunner            Andrew                      350,279.00         80         80       756
       11027356        JA51         Safiedin           Kazem                       700,000.00         70         70       649
       11031622        JA51         Lee                Kwang                       332,000.00         80         80       748
       11134038        JA51         Wangler            Daniel                      400,000.00      68.38      68.38       752
       11178845        JA51         Cunningh           Louis                       288,750.00         75         75       685
       11190410        JA51         Riggio             Anthony                     367,500.00         75         75       737
       11200037        JA51         Letke              Joseph                      386,000.00         80         80       638
       11207370        JA51         Younger            James                       370,000.00         80         80       761
       11227337        JA51         Harris             Ramonde                     357,750.00         90         90       634
       11228350        JA51         OBYRNE             TIMOTHY                     645,000.00      78.66      78.66       753
       11233475        JA51         Hartigan           John                        312,000.00      70.91      70.91       577
       11239951        JA51         Theodore           Terry                       955,000.00      63.67      63.67       682
       11250818        JA51         Keller             Roy                         450,000.00      73.77      73.77       777
       11253937        JA51         O'Hearn            Donald                      464,000.00         80         80       752
       11263001        JA51         Detjen             Paul                        381,000.00      73.98      73.98       662
       11275443        JA51         Sharp              Leonard                     514,100.00         75         75       674
       11284031        JA51         Letcher            Harvey                      388,000.00         80         80       645
       11287356        JA51         Hesterly           James                       568,250.00      56.83      56.83       639
       11294006        JA51         Fichtner           Christop                    552,000.00         80         80       720
       11295144        JA51         DeVilbis           Theodore                    298,600.00      74.65      74.65       752
       11295227        JA51         Johnson            Scott                       560,000.00         80         80       731
       11308269        JA51         Bone               James                       450,000.00      66.86      66.86       661
       11308277        JA51         O'Malley           Patrick                     500,000.00      18.87      18.87       771
       11311560        JA51         Anastass           Efthimio                    536,000.00         80         80       750
       11312642        JA51         Hink               Ronald                      774,375.00         75         75       673
       11321841        JA51         Loewen             Dennis                      492,000.00         80         80       704
       11330735        JA51         Lowe               L                           405,000.00       40.5       40.5       776
       11333838        JA51         Nguyen             Xuan-Loa                    409,000.00      62.92      62.92       709
       11336898        JA51         Fisher             David                       352,000.00         80         80       692
       11337060        JA51         Waite              Mary                        370,000.00       75.2       75.2       773
       11351053        JA51         Galati             Frank                       601,300.00      41.47      41.47       753
       11356011        JA51         Devries            Henry                       680,000.00      60.71      60.71       669
       11359866        JA51         Shahabi            Sheila                      515,000.00      79.23      79.23       649
       11368677        JA51         Weisenbu           Alan                        344,000.00         80         80       756
       11379658        JA51         Binger             Richard                     372,000.00       64.7       64.7       653
       11383478        JA51         Frate              Daniel                      600,000.00      43.24      43.24       747
       11383643        JA51         Meehan             John                        975,000.00         75         75       752
       11385515        JA51         Wagner             Richard                     350,000.00      77.78      77.78       782
       11387685        JA51         Bosker             Donald                      372,500.00       74.5       74.5       702
       11388808        JA51         Siddiqui           Shams                       316,000.00         80         80       630
       11388956        JA51         Burke              Peter                       320,000.00      52.46      52.46       754
       11403854        JA51         Honigman           Aaron                       512,000.00         80         80       744
       11404035        JA51         Browne             Nancy                       703,000.00      66.95      66.95       757
       11405586        JA51         McGuire            Sean                        400,000.00         80         80       762
       11411170        JA51         Shepard            Leland                      289,000.00      89.47      89.47       668
       11412442        JA51         Costanti           Teresa                      361,500.00         75         75       720
       11431392        JA51         Kamdar             Hasu                        606,215.00      35.66      35.66       778
       11431723        JA51         Timmerma           Jan                         364,000.00         80         80       639
       11432937        JA51         Guarigli           Perry                       640,000.00      68.82      68.82       622
       11433281        JA51         Ward               Rodney                      400,000.00         80         80       672
       11441508        JA51         Huck               Kevin                       330,000.00      58.93      58.93       724
       11442894        JA51         Muldoon            Thomas                      500,000.00         80      89.92       745
       11446267        JA51         Thomas             Joseph                      649,000.00      76.35      76.35       712
       11446382        JA51         Alhambra           Antonio                     433,600.00         80         80       766
       11450277        JA51         Hilbrand           William                     448,000.00         80         80      7415
       11461639        JA51         Smith              Belita                      396,000.00      84.62      84.62       781
       11462165        JA51         Reid               Brian                       400,000.00      89.89      89.89       656
       11464625        JA51         Rosenfel           Jason                       452,000.00         80      89.29       604
       11464765        JA51         Donkerbr           Thomas                      318,750.00         75         75       689
       11467586        JA51         Daines             John                        430,000.00      65.65      65.65       644
       11473410        JA51         Pollak             Peter                       360,000.00         72         72       716
       11481447        JA51         Yee                Danny                       388,000.00         80         80       692
       11481470        JA51         Moore              John                        307,100.00       84.6       84.6       668
       11484847        JA51         Griffith           Robert                      395,000.00      64.75      64.75       702
       11487162        JA51         Cook               Rex                         312,000.00         80         80       703
       11487378        JA51         Pyykkone           Steven                      549,900.00      75.74      75.74       758
       11489614        JA51         Grow               Richard                     325,000.00      11.82      11.82       732
       11489697        JA51         Von Koss           Kurt                        297,000.00         90         90       724
       11489721        JA51         Kelly              Merry                       423,750.00         75         75       643
       11490752        JA51         Deeter             Gary                        521,600.00      77.85      77.85       757
       11491305        JA51         Smith              J                           300,000.00         75         75       731
       11492113        JA51         Day                David                       700,000.00         70         70       642
       11492501        JA51         McCarthy           John                        361,000.00      78.48      78.48       698
       11493327        JA51         Chung              Jinsu                       379,600.00         80         80       680
       11494366        JA51         Vertel             Richard                     388,000.00         80         80       654
       11495207        JA51         Feiler             Laurence                    307,500.00         75         75       717
       11498359        JA51         Boltz              Eric                        375,000.00       62.5       62.5       744
       11499654        JA51         Slane              Robert                      650,000.00      79.51      79.51       678
       11500907        JA51         McLeish            Ronald                      442,000.00      75.56      83.08       664
       11501798        JA51         Crane              Lori                        232,500.00      71.54      71.54       692
       11502358        JA51         McMahon            John                        423,200.00         80         80       682
       11502382        JA51         Irons              Christop                    350,000.00         70         70       778
       11510625        JA51         SEKAR              MICHAEL                     335,700.00      78.99      93.79       708
       11516697        JA51         Forgach            Gary                        352,500.00      74.52      74.52       632
       11518206        JA51         Pathmann           Steve                       550,000.00         55         55       720
       11518552        JA51         Vetteric           Jeffrey                     419,000.00      79.81      79.81       730
       11519972        JA51         Loyd               Steven                      348,000.00      79.09      79.09       693
       11520434        JA51         Azzarell           Biagio                      550,000.00      78.57      78.57       758
       11520806        JA51         Trizuto            Peter                       412,000.00      73.57      73.57       682
       11523016        JA51         Tackett            Walter                      650,000.00      77.38         95       664
       11528817        JA51         Battreal           Steve                       500,000.00      57.14      57.14       744
       11530524        JA51         West               Bradley                     375,000.00      71.43      71.43       684
       11532827        JA51         Wyett, A           Todd                        375,000.00      66.37      66.37       744
       11532835        JA51         Pieper             Daniel                      555,000.00      75.51      75.51       723
       11533320        JA51         Wong               See                         446,000.00      74.33      74.33       702
       11535044        JA51         Carr               James                       323,500.00      81.49      81.49       770
       11535507        JA51         Gilbert            Sarah                       434,500.00         79      89.35       717
       11538006        JA51         Salipand           May                         310,400.00       73.9       73.9       760
       11538998        JA51         Kostal             Thomas                      327,000.00      79.18      79.18       708
       11539004        JA51         Pakravan           Karim                       325,000.00      57.52      57.52       738
       11545134        JA51         WINER              PAUL                        343,200.00      77.47      77.47       716
       11546280        JA51         Overbeek           Cornell                     416,000.00         80         90       610
       11546298        JA51         Affourti           John                        500,000.00      76.92      76.92       644
       11549136        JA51         Mitchell           Michael                     365,000.00      73.74      73.74       671
       11549557        JA51         Orginos            Leo                         513,750.00         75         75       694
       11551090        JA51         Nowak              Brian                       320,000.00         80         80       686
       11551132        JA51         Veach              Steven                      354,000.00      78.67      78.67       692
       11551223        JA51         Ware               William                     600,000.00      28.57      71.19       777
       11555091        JA51         Meade              Byron                       556,000.00      64.65      64.65       638
       11556396        JA51         Servetas           George                      328,000.00         80         80       683
       11557014        JA51         Malloy             John                        316,000.00         80         80       718
       11557949        JA51         Moncek             George                      649,950.00      76.02      76.02       630
       11558806        JA51         Harrill            Scott                       396,000.00      78.42      88.22       655
       11561735        JA51         Thain              Steven                      693,000.00      73.33      92.69       708
       11562089        JA51         Ducey              Douglas                     385,500.00      73.43      73.43       679
       11566379        JA51         Schumach           Andrew                      372,000.00         80         80       728
       11570397        JA51         Johnson            John                        835,000.00      74.22      74.22       766
       11572328        JA51         Beach              Edward                      563,200.00      37.93      37.93       786
       11572591        JA51         Hall               David                       297,000.00      89.73      89.73       713
       11572682        JA51         Cottrell           Charles                     487,500.00         75         90       622
       11575248        JA51         Currie             David                       338,400.00         80         80       682
       11576568        JA51         Wolfe              Robert                      328,000.00      79.04      79.04       728
       11576600        JA51         Ellingha           B.                          400,000.00         80         80       780
       11579026        JA51         Moore              Stuart                      440,000.00         80         80       646
       11583168        JA51         Henderso           Harper                      300,000.00      52.63      52.63       751
       11584307        JA51         Deptowic           Maura                       415,000.00      77.43      77.43       798
       11584927        JA51         Sacaris            Mark                        440,000.00         80         80       663
       11585825        JA51         Trivett            Airrus                      440,700.00      72.25      72.25       702
       11587243        JA51         Keys               Dan                         400,000.00      66.83      66.83       774
       11588639        JA51         Cutler             Eugene                      307,000.00      79.99      79.99       717
       11592300        JA51         Bower              Robert                      650,000.00       61.9       61.9       736
       11592342        JA51         Einbende           Jay                         750,000.00      61.22      61.22       671
       11595360        JA51         Sexton             Steven                      400,000.00      40.82      40.82       710
       11596780        JA51         Kacmarci           Robert                      450,000.00      44.16      44.16       795
       11608684        JA51         Huang              Steve                       349,800.00      77.73      77.73       701
       11610862        JA51         Jimenez-           David                       505,600.00         80      89.94       772
       11616968        JA51         Bird               John                        645,000.00      52.65       64.9       696
       11617032        JA51         Eash               Joseph                      292,800.00         80         90       667
       11619137        JA51         Green              Linda                       300,000.00      70.75      70.75       695
       11625829        JA51         Sams               Bernard                     400,000.00      72.73      72.73       782
       11625837        JA51         Walker             Arthur                      364,000.00         80         80       676
       11627924        JA51         Rasmusse           Jon                         555,773.00         80         80       727
       11636180        JA51         Ragin              Charles                     404,400.00         80         80       775
       11655818        JA51         Brandt             Larry                       382,400.00         80         80       782
       11655842        JA51         Govind             Hemal                       484,000.00         80         80       741
       11656675        JA51         Rangan             Lakshmi                     316,000.00         80         80       726
       11658028        JA51         Braga              Matthew                     390,000.00      41.94      41.94       786
       11659992        JA51         Boler              Michael                     325,000.00      77.38      77.38       744
       11662459        JA51         CLARK              ROGER                       285,100.00      79.99      79.99       699
       11666336        JA51         Walton             James                       392,000.00         80         80       794
       11670296        JA51         Dexter             Douglas                     750,000.00         75         95       701
       11671260        JA51         Jorgense           Marilyn                     445,500.00         75         75       751
       11678687        JA51         Watson             James                       573,600.00         80         80       708
       11681210        JA51         Dong               Yan                         372,000.00         80         95       722
       11682010        JA51         Getzug             Sheldon                     976,000.00      69.96      69.96       761
       11684784        JA51         Webb               Charles                     448,000.00      65.88      65.88       746
       11686516        JA51         Beese              J                           780,000.00         65         65       755
       11717972        JA51         Norgaard           James                       388,000.00      70.55      70.55       678

    Account Number    Rate         Max Lifetime Rate     Min Lifetime Rate     Payment Adj Cap         Margin         PI
    --------------    ----         -----------------     -----------------     ---------------         ------       --------
       8473324        7.125             12.125                2.75                    2                 2.75        2,973.08
       8926958         6.75              11.75                2.75                    2                 2.75        2,102.06
       9006842            7                 12                2.75                    2                 2.75        3,086.37
       9349945         7.25              12.25                2.75                    2                 2.75        1,968.99
       10021038       7.125             12.125                2.75                    2                 2.75        2,349.64
       10021749        6.75              11.75                2.75                    2                 2.75        1,811.11
       10030583           7                 12                2.75                    2                 2.75        2,024.91
       10060846       6.875             11.875                2.75                    2                 2.75        1,888.68
       10106045       7.125             12.125                2.75                    2                 2.75        3,487.01
       10159457           7                 12                2.75                    2                 2.75        2,227.45
       10212124         7.5               12.5                2.75                    2                 2.75        1,858.66
       10312874       6.875             11.875                2.75                    2                 2.75        2,240.45
       10404051           7                 12                2.75                    2                 2.75        2,177.83
       10616167           7                 12                2.75                    2                 2.75        2,030.95
       10658664        7.25              12.25                2.75                    2                 2.75        3,069.80
       10746204       6.875             11.875                2.75                    2                 2.75        2,301.09
       11027356        7.25              12.25                2.75                    2                 2.75        4,775.24
       11031622       6.625             11.625                2.75                    2                 2.75        2,125.84
       11134038       7.125             12.125                2.75                    2                 2.75        2,694.88
       11178845       7.125             12.125                2.75                    2                 2.75        1,945.37
       11190410           7                 12                2.75                    2                 2.75        2,444.99
       11200037           7                 12                2.75                    2                 2.75        2,568.07
       11207370       7.125             12.125                2.75                    2                 2.75        2,492.76
       11227337       7.125             12.125                2.75                    2                 2.75        2,410.23
       11228350       6.625             11.625                2.75                    2                 2.75        4,130.01
       11233475           7                 12                2.75                    2                 2.75        2,075.75
       11239951        7.25              12.25                2.75                    2                 2.75        6,514.79
       11250818         6.5               11.5                2.75                    2                 2.75        2,844.31
       11253937       7.125             12.125                2.75                    2                 2.75        3,126.06
       11263001        7.25              12.25                2.75                    2                 2.75        2,599.10
       11275443        7.25              12.25                2.75                    2                 2.75        3,507.07
       11284031       7.125             12.125                2.75                    2                 2.75        2,614.03
       11287356       7.125             12.125                2.75                    2                 2.75        3,828.41
       11294006       7.375             12.375                2.75                    2                 2.75        3,812.53
       11295144       7.125             12.125                2.75                    2                 2.75        2,011.73
       11295227           7                 12                2.75                    2                 2.75        3,725.70
       11308269       7.375             12.375                2.75                    2                 2.75        3,108.04
       11308277        7.25              12.25                2.75                    2                 2.75        3,410.89
       11311560        7.25              12.25                2.75                    2                 2.75        3,656.47
       11312642       7.125             12.125                2.75                    2                 2.75        5,217.11
       11321841           7                 12                2.75                    2                 2.75        3,273.29
       11330735       7.125             12.125                2.75                    2                 2.75        2,728.57
       11333838        7.25              12.25                2.75                    2                 2.75        2,790.11
       11336898       6.875             11.875                2.75                    2                 2.75        2,312.39
       11337060        7.25              12.25                2.75                    2                 2.75        2,524.06
       11351053       7.125             12.125                2.75                    2                 2.75        4,051.07
       11356011        7.25              12.25                2.75                    2                 2.75        5,374.56
       11359866       7.375             12.375                2.75                    2                 2.75        3,556.98
       11368677           7                 12                2.75                    2                 2.75        2,288.65
       11379658       7.375             12.375                2.75                    2                 2.75        2,569.32
       11383478         6.5               11.5                2.75                    2                 2.75        3,792.41
       11383643       6.375             11.375                2.75                    2                 2.75        6,082.74
       11385515       6.875             11.875                2.75                    2                 2.75        2,299.26
       11387685       7.125             12.125                2.75                    2                 2.75        2,509.61
       11388808        6.75              11.75                2.75                    2                 2.75        2,049.57
       11388956        6.75              11.75                2.75                    2                 2.75        2,075.52
       11403854           7                 12                2.75                    2                 2.75        3,406.35
       11404035           7                 12                2.75                    2                 2.75        4,677.08
       11405586       6.875             11.875                2.75                    2                 2.75        2,627.72
       11411170           7                 12                2.75                    2                 2.75        1,922.73
       11412442       7.125             12.125                2.75                    2                 2.75        2,435.50
       11431392       6.875             11.875                2.75                    2                 2.75        3,982.41
       11431723       7.125             12.125                2.75                    2                 2.75        2,452.34
       11432937           7                 12                2.75                    2                 2.75        4,257.94
       11433281        7.25              12.25                2.75                    2                 2.75        2,728.71
       11441508       7.125             12.125                2.75                    2                 2.75        2,223.28
       11442894       6.875             11.875                2.75                    2                 2.75        3,284.65
       11446267           7                 12                2.75                    2                 2.75        4,317.82
       11446382       7.125             12.125                2.75                    2                 2.75        2,921.25
       11450277        7.25              12.25                2.75                    2                 2.75        3,056.15
       11461639       7.125             12.125                2.75                    2                 2.75        2,667.93
       11462165           7                 12                2.75                    2                 2.75        2,661.21
       11464625           7                 12                2.75                    2                 2.75        3,007.17
       11464765       7.125             12.125                2.75                    2                 2.75        2,147.48
       11467586       7.375             12.375                2.75                    2                 2.75        2,969.91
       11473410       7.375             12.375                2.75                    2                 2.75        2,486.44
       11481447       7.125             12.125                2.75                    2                 2.75        2,614.03
       11481470       7.125             12.125                2.75                    2                 2.75        2,068.99
       11484847       7.125             12.125                2.75                    2                 2.75        2,661.19
       11487162       7.375             12.375                2.75                    2                 2.75        2,154.91
       11487378        7.25              12.25                2.75                    2                 2.75        3,751.29
       11489614           7                 12                2.75                    2                 2.75        2,162.24
       11489697        7.25              12.25                2.75                    2                 2.75        2,026.07
       11489721           7                 12                2.75                    2                 2.75        2,819.22
       11490752       7.125             12.125                2.75                    2                 2.75        3,514.12
       11491305        6.75              11.75                2.75                    2                 2.75        1,945.80
       11492113        7.25              12.25                2.75                    2                 2.75        4,775.24
       11492501       7.375             12.375                2.75                    2                 2.75        2,493.34
       11493327       7.375             12.375                2.75                    2                 2.75        2,621.81
       11494366           7                 12                2.75                    2                 2.75        2,581.38
       11495207         7.5               12.5                2.75                    2                 2.75        2,150.09
       11498359       7.125             12.125                2.75                    2                 2.75        2,526.45
       11499654        7.25              12.25                2.75                    2                 2.75        4,434.15
       11500907       7.125             12.125                2.75                    2                 2.75        2,977.84
       11501798       7.375             12.375                2.75                    2                 2.75        1,605.82
       11502358       6.875             11.875                2.75                    2                 2.75        2,780.13
       11502382           7                 12                2.75                    2                 2.75        2,328.56
       11510625        7.25              12.25                2.75                    2                 2.75        2,290.07
       11516697        7.25              12.25                2.75                    2                 2.75        2,404.68
       11518206        7.25              12.25                2.75                    2                 2.75        3,751.97
       11518552       7.125             12.125                2.75                    2                 2.75        2,822.89
       11519972       7.375             12.375                2.75                    2                 2.75        2,403.55
       11520434       7.125             12.125                2.75                    2                 2.75        3,705.46
       11520806        7.25              12.25                2.75                    2                 2.75        2,810.57
       11523016       7.375             12.375                2.75                    2                 2.75        4,489.39
       11528817       7.125             12.125                2.75                    2                 2.75        3,368.60
       11530524        6.75              11.75                2.75                    2                 2.75        2,432.25
       11532827         7.5               12.5                2.75                    2                 2.75        2,622.06
       11532835       7.125             12.125                2.75                    2                 2.75        3,739.14
       11533320           7                 12                2.75                    2                 2.75        2,967.25
       11535044       7.375             12.375                2.75                    2                 2.75        2,234.34
       11535507        7.25              12.25                2.75                    2                 2.75        2,964.06
       11538006        7.25              12.25                2.75                    2                 2.75        2,117.48
       11538998       6.875             11.875                2.75                    2                 2.75        2,148.16
       11539004       6.875             11.875                2.75                    2                 2.75        2,135.02
       11545134       7.125             12.125                2.75                    2                 2.75        2,312.21
       11546280       6.875             11.875                2.75                    2                 2.75        2,732.83
       11546298        7.25              12.25                2.75                    2                 2.75        3,410.89
       11549136           7                 12                2.75                    2                 2.75        2,428.36
       11549557       7.125             12.125                2.75                    2                 2.75        3,461.23
       11551090           7                 12                2.75                    2                 2.75        2,128.97
       11551132        6.75              11.75                2.75                    2                 2.75        2,296.04
       11551223       7.125             12.125                2.75                    2                 2.75        4,042.32
       11555091       7.125             12.125                2.75                    2                 2.75        3,745.88
       11556396           7                 12                2.75                    2                 2.75        2,182.20
       11557014        7.25              12.25                2.75                    2                 2.75        2,155.68
       11557949       6.875             11.875                2.75                    2                 2.75        4,269.71
       11558806       7.125             12.125                2.75                    2                 2.75        2,667.93
       11561735       7.375             12.375                2.75                    2                 2.75        4,786.38
       11562089        7.25              12.25                2.75                    2                 2.75        2,629.79
       11566379         7.5               12.5                2.75                    2                 2.75        2,601.08
       11570397        7.25              12.25                2.75                    2                 2.75        5,696.18
       11572328        6.75              11.75                2.75                    2                 2.75        3,652.91
       11572591        7.25              12.25                2.75                    2                 2.75        2,026.07
       11572682       7.125             12.125                2.75                    2                 2.75        3,284.38
       11575248           7                 12                2.75                    2                 2.75        2,251.39
       11576568           7                 12                2.75                    2                 2.75        2,182.20
       11576600        6.75              11.75                2.75                    2                 2.75        2,594.40
       11579026        7.25              12.25                2.75                    2                 2.75        3,001.58
       11583168           7                 12                2.75                    2                 2.75        1,995.91
       11584307       7.125             12.125                2.75                    2                 2.75        2,795.94
       11584927       7.375             12.375                2.75                    2                 2.75        3,038.98
       11585825        6.75              11.75                2.75                    2                 2.75        2,858.38
       11587243       7.125             12.125                2.75                    2                 2.75        2,694.88
       11588639       7.375             12.375                2.75                    2                 2.75        2,120.38
       11592300        7.25              12.25                2.75                    2                 2.75        4,434.15
       11592342        7.25              12.25                2.75                    2                 2.75        5,116.33
       11595360       6.625             11.625                2.75                    2                 2.75        2,561.25
       11596780       7.375             12.375                2.75                    2                 2.75        3,108.04
       11608684       7.375             12.375                2.75                    2                 2.75        2,415.99
       11610862       6.875             11.875                2.75                    2                 2.75        3,321.44
       11616968       7.125             12.125                2.75                    2                 2.75        4,345.49
       11617032       7.375             12.375                2.75                    2                 2.75        2,022.30
       11619137       6.875             11.875                2.75                    2                 2.75        1,970.79
       11625829       6.875             11.875                2.75                    2                 2.75        2,627.72
       11625837           7                 12                2.75                    2                 2.75        2,421.71
       11627924       6.625             11.625                2.75                    2                 2.75        3,558.68
       11636180        6.75              11.75                2.75                    2                 2.75        2,622.94
       11655818        7.25              12.25                2.75                    2                 2.75        2,608.65
       11655842        6.75              11.75                2.75                    2                 2.75        3,139.22
       11656675           7                 12                2.75                    2                 2.75        2,102.36
       11658028        7.25              12.25                2.75                    2                 2.75        2,660.49
       11659992           7                 12                2.75                    2                 2.75        2,162.24
       11662459        7.25              12.25                2.75                    2                 2.75        1,944.89
       11666336       6.625             11.625                2.75                    2                 2.75        2,510.02
       11670296        7.25              12.25                2.75                    2                 2.75        5,116.33
       11671260           7                 12                2.75                    2                 2.75        2,963.93
       11678687        7.25              12.25                2.75                    2                 2.75        3,912.97
       11681210        7.25              12.25                2.75                    2                 2.75        2,537.70
       11682010       7.375             12.375                2.75                    2                 2.75        6,740.99
       11684784           7                 12                2.75                    2                 2.75        2,980.56
       11686516       7.375             12.375                2.75                    2                 2.75        5,387.27
       11717972        7.25              12.25                2.75                    2                 2.75        2,646.85

    Account Number    State         Zip         Condo        Purpose           Certificate        Coverage           Sale Price
    --------------    -----       ------        -----        -------           -----------        --------           ----------
       8473324         MI          48331           N             P              86827069            0.25               495270
       8926958         TX       77401581           N             P                                                     416957
       9006842         CO          80104           N             P                                                     692641
       9349945         IL          60607           Y             P               4945675             0.3               304675
       10021038        AZ          85263           N             P                                                  474875.51
       10021749        CO          80132           N             P                                                     495179
       10030583        IN          46256           N             P                                                     376756
       10060846        UT          84653           N             P              13179968             0.3               299240
       10106045        AZ          85249           N             P                                                     695780
       10159457        IL          60431           N             P                                                  430987.96
       10212124        IN          46278           N             P
       10312874        IN          46201           N             P              13398333            0.25            442529.03
       10404051        TX          77401           N             P                                                     630229
       10616167        IL          60126           N             R
       10658664        MI          48322           N             R                                                     750000
       10746204        IL          60613           N             P                                                     437849
       11027356        MI          48304           N             R                                                    1000000
       11031622        OH          43017           N             P                                                     415000
       11134038        IL          60126           N             R                                                     585000
       11178845        MI          48025           Y             R                                                     385000
       11190410        IL          60714           N             R                                                     490000
       11200037        IL          60423           N             P                                                     482500
       11207370        AZ          85310           N             P                                                     462500
       11227337        IL          60461           N             P              14782353            0.25               397500
       11228350        OR          97034           N             R                                                     820000
       11233475        IL          60659           N             R                                                     440000
       11239951        MI          48302           N             R                                                    1500000
       11250818        IL          60045           N             P                                                     610000
       11253937        IL          60137           N             P                                                     580000
       11263001        IL          60091           N             R                                                     515000
       11275443        CA          95037           N             P                                                     685510
       11284031        CO          80424           N             R                                                     485000
       11287356        CO          80104           N             R                                                    1000000
       11294006        IL          60062           N             R                                                     690000
       11295144        OH          45066           N             R                                                     400000
       11295227        OH          45429           N             P                                                     700000
       11308269        CA          95492           N             R                                                     673000
       11308277        CA          95120           N             R                                                    2650000
       11311560        AZ          85018           N             R                                                     670000
       11312642        FL          33301           N             P                                                    1032500
       11321841        CO          80020           N             R                                                     615000
       11330735        IN          46260           N             R                                                    1000000
       11333838        CA          95037           N             R                                                     650000
       11336898        CA          94933           N             R                                                     440000
       11337060        CA          92130           Y             R                                                     492000
       11351053        IL          60201           N             R                                                    1450000
       11356011        MI          48236           N             R                                                    1120000
       11359866        CA          94568           N             R                                                     650000
       11368677        OH          43220           N             R                                                     430000
       11379658        CO          80538           N             R                                                     575000
       11383478        DE          19807           N             P                                                    1387500
       11383643        TX          75225           N             P                                                    1300000
       11385515        AZ          85259           N             R                                                     450000
       11387685        MI          48438           N             R                                                     500000
       11388808        CO          80403           N             R                                                     395000
       11388956        CO          80026           N             R                                                     610000
       11403854        UT          84060           N             R                                                     640000
       11404035        HI          96763           Y             R                                                    1050000
       11405586        IL          60068           N             R                                                     500000
       11411170        MI          48049           N             R              14604741            0.25               323000
       11412442        IL          60611           Y             P                                                     485000
       11431392        CA          92037           N             R                                                    1700000
       11431723        OH          45429           N             R                                                     455000
       11432937        IL          60091           N             R                                                     930000
       11433281        CO          80504           N             R                                                     500000
       11441508        IL          60540           N             R                                                     560000
       11442894        CA          94115           Y             R                                                     625000
       11446267        WI          53547           N             R                                                     850000
       11446382        IL          61114           N             R                                                     542000
       11450277        MI          48105           N             R                                                     560000
       11461639        IL          60610           Y             R              14732920            0.12               468000
       11462165        CO          80241           N             P              14844767            0.25               445000
       11464625        MI          48025           N             R                                                     565000
       11464765        IN          46032           N             R                                                     425000
       11467586        CA          92009           N             R                                                     655000
       11473410        CA          94947           N             R                                                     500000
       11481447        OH          43209           N             R                                                     485000
       11481470        OH       45459155           N             R              95837671            0.12               363000
       11484847        IL          60305           N             R                                                     610000
       11487162        CA          91361           N             R                                                     390000
       11487378        MI          48367           N             R                                                     726000
       11489614        FL          33480           N             R                                                    2750000
       11489697        MI          48108           N             P              14567745            0.25               330000
       11489721        MI          48009           N             P                                                     565000
       11490752        CA          95125           N             R                                                     670000
       11491305        IN          46077           N             R                                                     400000
       11492113        AZ          85205           N             R                                                    1000000
       11492501        CA          92121           N             R                                                     460000
       11493327        MA          02072           N             R                                                     474500
       11494366        FL          34108           Y             R                                                     485000
       11495207        FL          34105           Y             R                                                     410000
       11498359        TX          75457           N             R                                                     600000
       11499654        FL          34102           Y             R                                                     817500
       11500907        CA          92029           N             R                                                     585000
       11501798        CO          80447           N             R                                                     325000
       11502358        AZ          85020           N             R                                                     529000
       11502382        AZ          85258           N             P                                                     500000
       11510625        CA          95051           N             R                                                     425000
       11516697        MI          48306           N             R                                                     473000
       11518206        IL          60010           N             R                                                    1000000
       11518552        OK          73170           N             R                                                     525000
       11519972        CA          94509           N             R                                                     440000
       11520434        IN          46220           N             R                                                     700000
       11520806        CA          94566           N             R                                                     560000
       11523016        CA          94118           N             P                                                     840000
       11528817        IL          60521           N             R                                                     875000
       11530524        OH          43221           N             P                                                     525000
       11532827        MI          49720           N             R                                                     565000
       11532835        MI          48304           N             R                                                     735000
       11533320        IL          60137           N             R                                                     600000
       11535044        CO          80304           N             R              95963714            0.12               397000
       11535507        MA          01810           N             R                                                     550000
       11538006        CA          94086           N             R                                                     420000
       11538998        IL          60657           Y             R                                                     413000
       11539004        IL          60062           N             R                                                     565000
       11545134        PA          17055           N             R                                                     443000
       11546280        IL          60510           N             P                                                     520000
       11546298        IL          60045           N             R                                                     650000
       11549136        CA          95037           N             R                                                     495000
       11549557        CA          94920           N             P                                                     685000
       11551090        OH          43560           N             R                                                     400000
       11551132        OH          43015           N             R                                                     450000
       11551223        CA          94941           N             R                                                    2100000
       11555091        FL          34102           N             R                                                     860000
       11556396        OH          44012           N             R                                                     410000
       11557014        CA          92119           N             R                                                     395000
       11557949        IL          60010           N             P                                                     855000
       11558806        CA          94536           N             R                                                     505000
       11561735        WA          98074           N             R                                                     945000
       11562089        AZ          85255           N             R                                                     525000
       11566379        MI          49456           N             P                                                     465000
       11570397        OH          43082           N             R                                                    1125000
       11572328        AZ          85262           N             R                                                    1485000
       11572591        KY          40245           N             P              95847749            0.25               331000
       11572682        AZ          85260           N             R                                                     650000
       11575248        MI          49106           N             P                                                     423000
       11576568        OH          45042           N             R                                                     415000
       11576600        OH          45241           N             P                                                     500000
       11579026        CA          95125           N             R                                                     550000
       11583168        MI          48009           N             R                                                     570000
       11584307        AZ          84015           N             R                                                     536000
       11584927        CA          92007           N             R                                                     550000
       11585825        CO          80027           N             R                                                     610000
       11587243        IN          46033           N             R                                                     598500
       11588639        IL          60610           Y             P                                                     383787
       11592300        AZ          85262           N             R                                                    1050000
       11592342        NM          87501           N             R                                                    1225000
       11595360        IL          60010           N             P                                                     980000
       11596780        DE          19971           N             R                                                    1019000
       11608684        CA          92126           N             R                                                     450000
       11610862        IL          60646           N             P                                                     632000
       11616968        CA          94611           N             R                                                    1225000
       11617032        CA          91367           N             R                                                     366000
       11619137        MI          48329           N             P                                                     424000
       11625829        KY          40502           N             P                                                     550000
       11625837        KY          40353           N             R                                                     455000
       11627924        PA          19348           N             P                                                     694717
       11636180        AZ          85718           N             P                                                     505500
       11655818        CA          94598           N             P                                                     478000
       11655842        CA          94061           N             R                                                     605000
       11656675        CA          94552           N             P                                                     395010
       11658028        CA          92657           N             R                                                     930000
       11659992        AZ          85215           N             R                                                     420000
       11662459        CA          92078           N             P                                                     356399
       11666336        CA          90814           N             P                                                     490000
       11670296        CA          94957           N             P                                                    1000000
       11671260        CA          92648           N             P                                                     594000
       11678687        CA          94941           N             P                                                     717000
       11681210        CA          94087           Y             P                                                     465000
       11682010        CA          93035           N             P                                                    1395000
       11684784        CA          91403           N             P                                                     680000
       11686516        MD          21117           N             R                                                    1200000
       11717972        MA          02052           N             R                                                     550000

    Account Number    Appraisal    Units       County     Income      Asset       Life Adj Cap        First Adj Cap
    --------------    ---------    -----       ------     ------      -----       ------------        -------------
       8473324          496000      1             125       Y           N               5                   2
       8926958          425000      1             201       Y           N               5                   2
       9006842          695000      1              35       Y           N               5                   2
       9349945          310000      1              31       Y           N               5                   2
       10021038         460000      1              13       N           Y               5                   2
       10021749         510000      1              41       Y           N               5                   2
       10030583         383000      1              97       Y           N               5                   2
       10060846         317000      1              49       Y           Y               5                   2
       10106045         640000      1              13       Y           Y               5                   2
       10159457         415000      1             197       Y           N               5                   2
       10212124         330000      1              97       Y           N               5                   2
       10312874         375000      1              13       Y           N               5                   2
       10404051         640000      1             201       Y           N               5                   2
       10616167         380000      1              43       Y           N               5                   2
       10658664         750000      1             125       Y           N               5                   2
       10746204         438000      1              31       Y           N               5                   2
       11027356        1000000      1             125       Y           N               5                   2
       11031622         425000      1              49       Y           N               5                   2
       11134038         585000      1              43       Y           N               5                   2
       11178845         385000      1             125       Y           N               5                   2
       11190410         490000      1              31       Y           N               5                   2
       11200037         488000      1             197       Y           N               5                   2
       11207370         462500      1              13       Y           N               5                   2
       11227337         425000      1              31       Y           N               5                   2
       11228350         820000      1               5       Y           N               5                   2
       11233475         440000      1              31       Y           N               5                   2
       11239951        1500000      1             125       Y           N               5                   2
       11250818         610000      1              97       Y           N               5                   2
       11253937         580000      1              43       Y           N               5                   2
       11263001         515000      1              31       Y           N               5                   2
       11275443         685510      1              85       Y           Y               5                   2
       11284031         485000      1             117       Y           Y               5                   2
       11287356        1000000      1              35       Y           Y               5                   2
       11294006         690000      1              31       Y           Y               5                   2
       11295144         400000      1             165       Y           N               5                   2
       11295227         711000      1             113       Y           N               5                   2
       11308269         673000      1              97       Y           Y               5                   2
       11308277        2650000      1              85       Y           Y               5                   2
       11311560         670000      1              13       Y           Y               5                   2
       11312642        1100000      1              11       Y           Y               5                   2
       11321841         615000      1               1       Y           Y               5                   2
       11330735        1000000      1              97       Y           Y               5                   2
       11333838         650000      1              85       Y           Y               5                   2
       11336898         440000      1              41       Y           Y               5                   2
       11337060         492000      1              73       Y           Y               5                   2
       11351053        1450000      1              31       Y           N               5                   2
       11356011        1120000      1             163       Y           Y               5                   2
       11359866         650000      1               1       Y           Y               5                   2
       11368677         430000      1              49       Y           Y               5                   2
       11379658         575000      1              69       Y           Y               5                   2
       11383478        1395000      1               3       Y           Y               5                   2
       11383643        1300000      1             113       Y           Y               5                   2
       11385515         450000      1              13       Y           Y               5                   2
       11387685                     1              49       Y           Y               5                   2
       11388808         395000      1              59       Y           Y               5                   2
       11388956         610000      1              13       Y           Y               5                   2
       11403854         640000      1              43       Y           Y               5                   2
       11404035        1050000      1               9       Y           Y               5                   2
       11405586         500000      1              31       Y           Y               5                   2
       11411170         323000      1             147       Y           Y               5                   2
       11412442         482000      1              31       Y           Y               5                   2
       11431392        1700000      1              73       Y           Y               5                   2
       11431723         455000      1             113       Y           Y               5                   2
       11432937         930000      1              31       Y           Y               5                   2
       11433281         500000      1             123       Y           Y               5                   2
       11441508         560000      1              43       Y           Y               5                   2
       11442894         625000      1              75       Y           Y               5                   2
       11446267         850000      1             105       Y           Y               5                   2
       11446382         542000      1             201       Y           Y               5                   2
       11450277         560000      1             161       Y           Y               5                   2
       11461639         468000      1              31       Y           Y               5                   2
       11462165         445000      1               1       Y           Y               5                   2
       11464625         565000      1             125       Y           Y               5                   2
       11464765         425000      1              57       Y           Y               5                   2
       11467586         655000      1              73       Y           Y               5                   2
       11473410         500000      1              41       Y           Y               5                   2
       11481447         485000      1              49       Y           Y               5                   2
       11481470         363000      1             113       Y           Y               5                   2
       11484847         610000      2              31       Y           Y               5                   2
       11487162         390000      1              37       Y           Y               5                   2
       11487378         726000      1             125       Y           Y               5                   2
       11489614        2750000      1              99       Y           Y               5                   2
       11489697         337000      1             161       Y           Y               5                   2
       11489721         600000      1             125       Y           Y               5                   2
       11490752         670000      1              85       Y           Y               5                   2
       11491305         400000      1              11       Y           Y               5                   2
       11492113        1000000      1              13       Y           Y               5                   2
       11492501         460000      1              73       Y           Y               5                   2
       11493327         474500      1              21       Y           Y               5                   2
       11494366         485000      1              21       Y           Y               5                   2
       11495207         410000      1              21       Y           Y               5                   2
       11498359         600000      1             159       Y           Y               5                   2
       11499654         817500      1              21       Y           Y               5                   2
       11500907         585000      1              73       Y           Y               5                   2
       11501798         325000      1              49       N           Y               5                   2
       11502358         529000      1              13       Y           Y               5                   2
       11502382         505000      1              13       Y           Y               5                   2
       11510625         425000      1              85       Y           Y               5                   2
       11516697         473000      1             125       Y           Y               5                   2
       11518206        1000000      1              97       Y           Y               5                   2
       11518552         525000      1             109       Y           Y               5                   2
       11519972         440000      1              13       Y           Y               5                   2
       11520434         700000      1              97       Y           Y               5                   2
       11520806         560000      1               1       Y           Y               5                   2
       11523016         840000      1              75       Y           Y               5                   2
       11528817         875000      1              43       Y           Y               5                   2
       11530524         525000      1              49       Y           Y               5                   2
       11532827         565000      1              29       Y           Y               5                   2
       11532835         735000      1             125       Y           Y               5                   2
       11533320         600000      1              43       N           Y               5                   2
       11535044         397000      1              35       Y           Y               5                   2
       11535507         550000      1               9       Y           Y               5                   2
       11538006         420000      1              85       Y           Y               5                   2
       11538998         413000      1              31       Y           Y               5                   2
       11539004         565000      1              31       Y           Y               5                   2
       11545134         443000      1              41       Y           Y               5                   2
       11546280         550000      1              89       Y           Y               5                   2
       11546298         650000      1              97       Y           Y               5                   2
       11549136         495000      1              85       Y           Y               5                   2
       11549557         685000      1              41       N           Y               5                   2
       11551090         400000      1              95       Y           Y               5                   2
       11551132         450000      1              41       Y           Y               5                   2
       11551223        2100000      1              41       Y           Y               5                   2
       11555091         860000      1              21       Y           Y               5                   2
       11556396         410000      1              93       Y           Y               5                   2
       11557014         395000      1              73       Y           Y               5                   2
       11557949         855000      1              97       Y           Y               5                   2
       11558806         505000      1               1       Y           Y               5                   2
       11561735         945000      1              33       Y           Y               5                   2
       11562089         525000      1              13       N           Y               5                   2
       11566379         480000      1             139       Y           Y               5                   2
       11570397        1125000      1              41       Y           Y               5                   2
       11572328        1485000      1              13       Y           Y               5                   2
       11572591         335000      1             111       Y           Y               5                   2
       11572682         650000      1              13       Y           Y               5                   2
       11575248         425100      1              21       Y           Y               5                   2
       11576568         415000      1              17       Y           Y               5                   2
       11576600         500000      1              61       Y           Y               5                   2
       11579026         550000      1              85       Y           Y               5                   2
       11583168         570000      1             125       Y           Y               5                   2
       11584307         536000      1              13       Y           Y               5                   2
       11584927         550000      1                       Y           Y               5                   2
       11585825         610000      1              13       Y           Y               5                   2
       11587243         598500      1              57       Y           Y               5                   2
       11588639         390000      1              31       Y           Y               5                   2
       11592300        1050000      1              13       Y           Y               5                   2
       11592342        1225000      1              49       Y           Y               5                   2
       11595360        1000000      1              97       Y           Y               5                   2
       11596780        1019000      1               5       Y           Y               5                   2
       11608684         450000      1              73       Y           Y               5                   2
       11610862         635000      1              31       Y           Y               5                   2
       11616968        1225000      1               1       Y           Y               5                   2
       11617032         366000      1              37       Y           Y               5                   2
       11619137         425000      1             125       Y           Y               5                   2
       11625829         558000      1              67       Y           Y               5                   2
       11625837         455000      1             173       Y           Y               5                   2
       11627924         705000      1              29       Y           Y               5                   2
       11636180         515000      1              19       Y           Y               5                   2
       11655818         478000      1              13       Y           Y               5                   2
       11655842         605000      1              81       Y           Y               5                   2
       11656675         399000      1               1       Y           Y               5                   2
       11658028         930000      1              59       Y           Y               5                   2
       11659992         420000      1              13       Y           Y               5                   2
       11662459         357000      1              73       Y           Y               5                   2
       11666336         490000      1              37       Y           Y               5                   2
       11670296        1000000      1              41       Y           Y               5                   2
       11671260         600000      1              59       Y           Y               5                   2
       11678687         717000      1              41       Y           Y               5                   2
       11681210         465000      1              85       Y           Y               5                   2
       11682010        1395000      1             111       Y           Y               5                   2
       11684784         710000      1              37       Y           Y               5                   2
       11686516        1200000      1               5       Y           Y               5                   2
       11717972         550000      1              21       Y           Y               5                   2

   Account Number     Periodic Adj Cap        Occupancy             Property Type
   --------------     ----------------      --------------          -------------
      8473324                2              Owner Occupied          Single Family
      8926958                2              Owner Occupied          Single Family
      9006842                2              Owner Occupied          Single Family
      9349945                2              Owner Occupied          Condo
      10021038               2              Owner Occupied          Single Family
      10021749               2              Owner Occupied          Single Family
      10030583               2              Owner Occupied          Single Family
      10060846               2              Owner Occupied          Single Family
      10106045               2              Owner Occupied          Single Family
      10159457               2              Owner Occupied          Single Family
      10212124               2              Owner Occupied          Single Family
      10312874               2              Owner Occupied          Single Family
      10404051               2              Owner Occupied          Single Family
      10616167               2              Owner Occupied          Single Family
      10658664               2              Owner Occupied          Single Family
      10746204               2              Owner Occupied          Single Family
      11027356               2              Owner Occupied          Single Family
      11031622               2              Owner Occupied          Single Family
      11134038               2              Owner Occupied          Single Family
      11178845               2              Owner Occupied          Condo
      11190410               2              Owner Occupied          Single Family
      11200037               2              Owner Occupied          Single Family
      11207370               2              Owner Occupied          Single Family
      11227337               2              Owner Occupied          Single Family
      11228350               2              Owner Occupied          Single Family
      11233475               2              Owner Occupied          Single Family
      11239951               2              Owner Occupied          Single Family
      11250818               2              Owner Occupied          Single Family
      11253937               2              Owner Occupied          Single Family
      11263001               2              Owner Occupied          Single Family
      11275443               2              Owner Occupied          Single Family
      11284031               2              Owner Occupied          Single Family
      11287356               2              Owner Occupied          Single Family
      11294006               2              Owner Occupied          Single Family
      11295144               2              Owner Occupied          Single Family
      11295227               2              Owner Occupied          Single Family
      11308269               2              Owner Occupied          Single Family
      11308277               2              Owner Occupied          Single Family
      11311560               2              Owner Occupied          Single Family
      11312642               2              Owner Occupied          Single Family
      11321841               2              Owner Occupied          Single Family
      11330735               2              Owner Occupied          Single Family
      11333838               2              Owner Occupied          Single Family
      11336898               2              Owner Occupied          Single Family
      11337060               2              Owner Occupied          Condo
      11351053               2              Owner Occupied          Single Family
      11356011               2              Owner Occupied          Single Family
      11359866               2              Owner Occupied          Single Family
      11368677               2              Owner Occupied          Single Family
      11379658               2              Owner Occupied          Single Family
      11383478               2              Owner Occupied          Single Family
      11383643               2              Owner Occupied          Single Family
      11385515               2              Owner Occupied          Single Family
      11387685               2              Owner Occupied          Single Family
      11388808               2              Owner Occupied          Single Family
      11388956               2              Owner Occupied          Single Family
      11403854               2              Owner Occupied          Single Family
      11404035               2              Owner Occupied          Condo
      11405586               2              Owner Occupied          Single Family
      11411170               2              Owner Occupied          Single Family
      11412442               2              Owner Occupied          Condo
      11431392               2              Second Home             Single Family
      11431723               2              Owner Occupied          Single Family
      11432937               2              Owner Occupied          Single Family
      11433281               2              Owner Occupied          Single Family
      11441508               2              Owner Occupied          Single Family
      11442894               2              Owner Occupied          Condo
      11446267               2              Owner Occupied          Single Family
      11446382               2              Owner Occupied          Single Family
      11450277               2              Owner Occupied          Single Family
      11461639               2              Owner Occupied          Condo
      11462165               2              Owner Occupied          Single Family
      11464625               2              Owner Occupied          Single Family
      11464765               2              Owner Occupied          Single Family
      11467586               2              Owner Occupied          Single Family
      11473410               2              Second Home             Single Family
      11481447               2              Owner Occupied          Single Family
      11481470               2              Owner Occupied          Single Family
      11484847               2              Owner Occupied          Single Family
      11487162               2              Owner Occupied          Single Family
      11487378               2              Owner Occupied          Single Family
      11489614               2              Owner Occupied          Single Family
      11489697               2              Owner Occupied          Single Family
      11489721               2              Owner Occupied          Single Family
      11490752               2              Owner Occupied          Single Family
      11491305               2              Owner Occupied          Single Family
      11492113               2              Owner Occupied          Single Family
      11492501               2              Owner Occupied          Single Family
      11493327               2              Owner Occupied          Single Family
      11494366               2              Owner Occupied          Condo
      11495207               2              Second Home             Condo
      11498359               2              Second Home             Single Family
      11499654               2              Owner Occupied          Condo
      11500907               2              Owner Occupied          Single Family
      11501798               2              Owner Occupied          Single Family
      11502358               2              Owner Occupied          Single Family
      11502382               2              Owner Occupied          Single Family
      11510625               2              Owner Occupied          Single Family
      11516697               2              Owner Occupied          Single Family
      11518206               2              Owner Occupied          Single Family
      11518552               2              Owner Occupied          Single Family
      11519972               2              Owner Occupied          Single Family
      11520434               2              Owner Occupied          Single Family
      11520806               2              Owner Occupied          Single Family
      11523016               2              Owner Occupied          Single Family
      11528817               2              Owner Occupied          Single Family
      11530524               2              Owner Occupied          Single Family
      11532827               2              Second Home             Single Family
      11532835               2              Owner Occupied          Single Family
      11533320               2              Owner Occupied          Single Family
      11535044               2              Owner Occupied          Single Family
      11535507               2              Owner Occupied          Single Family
      11538006               2              Owner Occupied          Single Family
      11538998               2              Owner Occupied          Condo
      11539004               2              Owner Occupied          Single Family
      11545134               2              Owner Occupied          Single Family
      11546280               2              Owner Occupied          Single Family
      11546298               2              Owner Occupied          Single Family
      11549136               2              Owner Occupied          Single Family
      11549557               2              Owner Occupied          Single Family
      11551090               2              Owner Occupied          Single Family
      11551132               2              Owner Occupied          Single Family
      11551223               2              Owner Occupied          Single Family
      11555091               2              Owner Occupied          Single Family
      11556396               2              Owner Occupied          Single Family
      11557014               2              Owner Occupied          Single Family
      11557949               2              Owner Occupied          Single Family
      11558806               2              Owner Occupied          Single Family
      11561735               2              Owner Occupied          Single Family
      11562089               2              Owner Occupied          Single Family
      11566379               2              Second Home             Single Family
      11570397               2              Owner Occupied          Single Family
      11572328               2              Owner Occupied          Single Family
      11572591               2              Owner Occupied          Single Family
      11572682               2              Owner Occupied          Single Family
      11575248               2              Owner Occupied          Single Family
      11576568               2              Owner Occupied          Single Family
      11576600               2              Owner Occupied          Single Family
      11579026               2              Owner Occupied          Single Family
      11583168               2              Owner Occupied          Single Family
      11584307               2              Owner Occupied          Single Family
      11584927               2              Owner Occupied          Single Family
      11585825               2              Owner Occupied          Single Family
      11587243               2              Owner Occupied          Single Family
      11588639               2              Second Home             Condo
      11592300               2              Owner Occupied          Single Family
      11592342               2              Owner Occupied          Single Family
      11595360               2              Owner Occupied          Single Family
      11596780               2              Owner Occupied          Single Family
      11608684               2              Owner Occupied          Single Family
      11610862               2              Owner Occupied          Single Family
      11616968               2              Owner Occupied          Single Family
      11617032               2              Owner Occupied          Single Family
      11619137               2              Owner Occupied          Single Family
      11625829               2              Owner Occupied          Single Family
      11625837               2              Owner Occupied          Single Family
      11627924               2              Owner Occupied          Single Family
      11636180               2              Owner Occupied          Single Family
      11655818               2              Owner Occupied          Single Family
      11655842               2              Owner Occupied          Single Family
      11656675               2              Owner Occupied          Single Family
      11658028               2              Owner Occupied          Single Family
      11659992               2              Owner Occupied          Single Family
      11662459               2              Owner Occupied          Single Family
      11666336               2              Owner Occupied          Single Family
      11670296               2              Owner Occupied          Single Family
      11671260               2              Owner Occupied          Single Family
      11678687               2              Owner Occupied          Single Family
      11681210               2              Owner Occupied          Condo
      11682010               2              Owner Occupied          Single Family
      11684784               2              Owner Occupied          Single Family
      11686516               2              Owner Occupied          Single Family
      11717972               2              Owner Occupied          Single Family





Account Number      Scheduled Bal      Address                              CITY                   Occupancy         Property Type
--------------      -------------  -----------------------              ------------              ---------         -------------
   615623359         953,008.82    2520 ASTRAL DR                        Los Angeles                PRIMARY            SFD
   615405709         878,013.89    2080 WESTRIDGE RD                     Los Angeles                PRIMARY            SFD
   615234154         466,526.39    3718 LANKERSHIM BL                    Los Angeles                PRIMARY            SFD
   615830269         848,364.70    1776 STONE CANYON RD                  Los Angeles                PRIMARY            SFD
   615235177         525,278.09    705 7TH ST                            Hermosa Beach              PRIMARY            CONDO
   615647881         577,885.61    30060 AVENIDA TRANQUILA               Rancho Palos Verdes        PRIMARY            SFD
   615565769         353,996.06    1723 SPEYER LN                        Redondo Beach              PRIMARY            SFD
   615840192         383,925.65    24 BUSHWOOD CIR                       LADERA RANCH               PRIMARY            SFD
   614134775         768,737.98    48687 VISTA PALOMINO                  La Quinta                  SECOND-HOME        SFD
   615404456         616,304.75    81095 LEGENDS WAY                     La Quinta                  PRIMARY            SFD
   615504402         997,003.45    640 BIRCHWOOD CT                      Los Altos                  PRIMARY            SFD
   616000699         642,704.80    138 COLERIDGE AVE                     Palo Alto                  PRIMARY            SFD
   614759602         409,705.88    470 NAVARO WAY                        San Jose                   PRIMARY            CONDO
   615270810         343,913.67    850 HEAD ST                           San Francisco              PRIMARY            SFD
   615823749         349,175.92    5391 CHARLOTTE WAY                    Livermore                  PRIMARY            SFD
   615741034         291,034.20    34711 WOODHUE TERR                    Fremont                    PRIMARY            CONDO
   614703901         398,459.34    6934 VIA QUITO                        Pleasanton                 PRIMARY            SFD
   615364802         646,800.22    2710 PIEDMONT AVE                     Berkeley                   PRIMARY            SFD
   613927248         385,655.94    1020 VISTA MONTE DR                   San Ramon                  PRIMARY            SFD
   613969728         445,923.00    1278 LAUREL OAK LN                    Walnut Creek               PRIMARY            SFD
   614447933         411,633.98    1755 SAINT HELENA DR                  Danville                   PRIMARY            SFD
   615146102         857,085.03    32 MAISON CT                          Moraga                     PRIMARY            DETACHED PUD
   615202577         328,908.49    1950 PARTRIDGE PLACE RD               Placerville                PRIMARY            SFD
   615899897         358,687.62    406 S ORANGE DR                       Los Angeles                PRIMARY            SFD
   615729697         513,211.36    1551 1ST ST                           Manhattan Beach            PRIMARY            SFD
   615756884         583,516.19    2804 PACIFIC AVE                      Manhattan Beach            PRIMARY            SFD
   615826116         400,271.70    116 GULL ST                           Manhattan Beach            PRIMARY            SFD
   614491585         746,734.78    85 EASTFIELD DR                       Rolling Hills              PRIMARY            SFD
   615333859         285,896.94    402 AVENUE G                          Redondo Beach              PRIMARY            CONDO
   615539631         517,440.19    124 SOUTH BROADWAY                    Redondo Beach              PRIMARY            CONDO
   613687794         398,145.50    21731 RUSHFORD DR                     Lake Forest                PRIMARY            SFD
   613800360         290,376.32    197 DEL MAR AVE                       Costa Mesa                 PRIMARY            SFD
   615668433         847,186.53    5823 WEDGEWOOD DR                     Granite Bay                PRIMARY            SFD
   615099673         725,152.12    5090 BIRKDALE WAY                     San Jose                   PRIMARY            SFD
   614724063         328,960.91    5067 TERNARY WAY                      San Jose                   PRIMARY            SFD
   614054882         446,994.72    2822 RAMONA CT                        Santa Clara                PRIMARY            SFD
   614532802         389,092.25    3559 MAURICIA AVE                     Santa Clara                PRIMARY            SFD
   614459529         458,263.47    2745 CLUB DR                          Gilroy                     PRIMARY            DETACHED PUD
   614862221         878,185.71    3351 DA VINCI CT                      San Jose                   PRIMARY            SFD
   614184059         438,508.62    1046 SUMMERFIELD                      Milpitas                   PRIMARY            DETACHED PUD
   615396800         482,110.35    629 MERCADO CT                        Milpitas                   PRIMARY            SFD
   615835399         502,333.01    5468 BLOSSOM VISTA AVE                San Jose                   PRIMARY            SFD
   614438384         448,580.77    1917 BAKER PL                         San Jose                   PRIMARY            SFD
   614886913         422,527.39    2855 FOUNTAIN OAKS DR                 Morgan Hill                PRIMARY            SFD
   616030593         523,220.51    909 CHERRYWOOD CT                     San Jose                   PRIMARY            SFD
   615100471         388,578.22    3328 MARCEL CT                        San Jose                   PRIMARY            SFD
   615198662         400,969.38    3131 MONCONTOUR CT                    San Jose                   PRIMARY            ATTACHED PUD
   615449119         426,717.48    724 EHRHORN AVE                       Mountain View              PRIMARY            SFD
   613882633         612,965.85    825 PIPER AVE                         SUNNYVALE                  PRIMARY            SFD
   614505945         438,614.51    6293 VIA DE ADRIANA                   San Jose                   PRIMARY            SFD
   615589529         752,680.74    3536 AVENIDA PANTERA                  Carlsbad                   PRIMARY            SFD
   614212111         895,028.60    4670 DEL MAR AVE                      San Diego                  PRIMARY            SFD
   615858672         309,522.29    215 BONAIR ST                         SAN DIEGO                  PRIMARY            CONDO
   615773965         378,711.98    2700 CARMELITA AVE                    Belmont                    PRIMARY            SFD
   615039419         336,231.87    574 LANCASTER WAY                     Redwood City               PRIMARY            SFD
   615605288         594,133.78    1252 CAPUCHINO AVE                    Burlingame                 PRIMARY            SFD
   615758169         844,511.19    3788 SKYFARM DR                       Santa Rosa                 PRIMARY            SFD
   616018779         357,446.15    13439 GIBSON DR                       Glen Ellen                 SECOND-HOME        SFD
   615759887         597,898.74    3576 PASEO DE INVIERNO                Thousand Oaks              PRIMARY            SFD
   614626133         852,534.59    1580 CLYDESDALE CIR                   Westlake Village           PRIMARY            SFD
   615948055         617,898.52    977 ELLSMERE WAY                      Oak Park Area              PRIMARY            SFD
   615669387         398,610.77    9287 E STAR HILL TRL                  Littleton                  PRIMARY            SFD
   614783270         647,630.40    16344 SANDSTONE DR                    Morrison                   PRIMARY            DETACHED PUD
   616009051         279,027.55    5885 NW 124 WAY                       Coral Springs              PRIMARY            DETACHED PUD
   615986575         366,721.91    1690 S BAYSHORE LN                    Miami                      PRIMARY            CONDO
   615466861         323,871.27    5431 NW 41ST TERR                     Boca Raton                 PRIMARY            SFD
   615049558         324,681.10    1419 BEACH WALKER RD                  Fernandina Beach           SECOND-HOME        CONDO
   615354991         314,954.78    9811 DISCOVERY TERR                   Bradenton                  PRIMARY            DETACHED PUD
   615378170         821,992.44    988 WILDWOOD CIR                      Atlanta                    PRIMARY            SFD
   615255296         532,835.28    416 E NORTH WATER ST                  Chicago                    PRIMARY            ATTACHED PUD
   615979064         393,480.41    1204 HOHLFELDER RD                    Glencoe                    PRIMARY            SFD
   615993142         429,788.27    5627 LAWN DR                          Western Springs            PRIMARY            SFD
   615742774         382,729.90    453 W BLACKHAWK                       Chicago                    PRIMARY            SFD
   614697572         298,124.61    1907 GRACE                            Chicago                    PRIMARY            SFD
   615368840         522,135.38    3927 N REVENSWOOD                     Chicago                    PRIMARY            SFD
   615997373         333,238.60    3918 N SOUTHPORT AVE                  Chicago                    PRIMARY            CONDO
   615661221         622,035.16    1946 N HUDSON                         CHICAGO                    PRIMARY            SFD
   615718730         348,438.84    2107 N MAGNOLIA                       CHICAGO                    PRIMARY            CONDO
   615631462         332,839.98    529 BRAEMAR                           Naperville                 PRIMARY            SFD
   614770889         492,491.66    411 MORGAN LN                         Fox River Grove            PRIMARY            SFD
   615035552         973,113.45    1121 GAVIN CT                         Lake Forest                PRIMARY            SFD
   615748279         478,412.37    13827 W TRAIL DR                      Lake Forest                PRIMARY            SFD
   615879030         436,152.58    29820 N RIVER DR                      Libertyville               PRIMARY            SFD
   615987406         365,756.05    24201 MUSCARI CT                      Gaithersburg               PRIMARY            SFD
   614919079         597,916.13    3174 BEACH LAKE DR                    BRIGHTON TWP.              PRIMARY            SFD
   615935163         318,363.10    2385 EAGLE  VALLEY DRIVE              WOODBURY                   PRIMARY            SFD
   615913737         623,032.02    3410 W 89TH ST                        Leawood                    PRIMARY            SFD
   615211885         996,851.23    2 VIA RAVENNA                         Henderson                  PRIMARY            DETACHED PUD
   615374336         597,812.67    11 SUNNYVALE RD                       Port Washington            PRIMARY            SFD
   614664403         340,175.46    78 SENACA AVE                         Yonkers                    PRIMARY            SFD
   613639363         286,010.01    304 E 65TH ST                         Manhattan                  PRIMARY            CONDO
   615721951         604,264.03    395 BROADWAY                          New York                   PRIMARY            HI-RISE CONDO
   615636014         597,572.29    277 WHISPER LAKE DR                   New London                 SECOND-HOME        SFD
   615991947         337,515.08    1310 BRIAR RIDGE DR                   Keller                     PRIMARY            SFD
   615991333         324,384.08    2004 SAVANNAH CT                      Round Rock                 PRIMARY            SFD
   615966263         597,843.43    1200 BARTON CREEK BL                  Austin                     PRIMARY            CONDO
   616116404         647,742.48    12005 PALISADES POINTE CO             Austin                     PRIMARY            SFD
   615889975         433,525.58    2292 EAGLES NEST DR                   Lafayette                  PRIMARY            DETACHED PUD
   615530596         328,796.97    1104 WYNDEMERE CIR                    Longmont                   PRIMARY            SFD
   615984038         624,800.89    5647 DIABLO HILLS RD                  Tres Pinos                 PRIMARY            SFD
   615809887         304,811.47    5209 NW 140TH ST                      Vancouver                  PRIMARY            SFD
   616128636         538,078.44    543 COLLEGE ST                        Bellaire                   PRIMARY            SFD
   615728322         478,597.06    1647 KELLIWOOD DRIVE                  KATY                       PRIMARY            SFD
   615563814         472,988.77    10019 SCENIC VIEW TER                 Vienna                     PRIMARY            SFD
   615481984         408,643.90    25810 SE 31ST PL                      Sammamish                  PRIMARY            SFD
   615711005         411,463.57    2334 FRANKLIN AVENUE E                Seattle                    PRIMARY            SFD
   615897602         413,741.36    2619 E HELEN ST                       Seattle                    PRIMARY            SFD
   615413162         405,719.80    2530 CHANTICLEER CT                   Brookfield                 PRIMARY            SFD
   615543524         550,174.23    18905 CHIMNEY ROCK CT                 Brookfield                 PRIMARY            SFD
   614761742         423,922.69    37 LOCKWOOD RD                        Scarsdale                  PRIMARY            SFD
   615777037         782,339.28    8917 HOLLY LEAF LN                    Bethesda                   PRIMARY            SFD
   615067777         488,010.72    4502 CARMEL VALLEY RD                 Charlotte                  PRIMARY            SFD
   615897748         334,861.14    12622 TORBAY                          Boca Raton                 PRIMARY            SFD
   615813008         533,049.65    7781 PEMBROOKE PASS                   New Albany                 PRIMARY            SFD
   614449412         896,639.01    4875 DRAKE RD                         Cincinnati                 PRIMARY            SFD
   614973975         511,018.36    17354 STONEBROOK DR                   NORTHVILLE                 PRIMARY            SFD
   615085779         341,421.56    851 BAYPOINTE DR                      Oxford                     PRIMARY            SFD
   615979473         615,853.62    1419 DANIEL CT                        Northbrook                 PRIMARY            SFD
   615756646         393,793.70    212 DANADA DR                         Wheaton                    PRIMARY            SFD
   615761324         343,858.90    2755 LAWNDALE AVE                     Evanston                   PRIMARY            SFD
   615700342         338,819.16    1206 FOREST                           Oak Park                   PRIMARY            SFD
   615544729         298,974.49    2055 W BELMONT                        Chicago                    PRIMARY            CONDO
   615922055         406,416.22    13105 CHITALPA NE PL                  Albuquerque                PRIMARY            SFD
   615622688         310,889.23    2895 WHITE SALMON CT                  West Linn                  PRIMARY            SFD
   616137637         463,412.17    10608 NW TUDOR LN                     Portland                   PRIMARY            SFD
   615538355         404,745.26    12262 337TH NE PL                     Carnation                  PRIMARY            SFD
   615165286         392,284.65    14200 192ND NE AVE                    Woodinville                PRIMARY            SFD
   615210349         298,581.27    16405 171ST NE PL                     Woodinville                PRIMARY            SFD
   615529571         374,756.35    6036 29TH NE AVE                      SEATTLE                    PRIMARY            SFD
   615743764         946,188.61    21 TOWER DR                           Darien                     PRIMARY            SFD



Account Number   Property Type         Loan Purpose              Index          ROUNDING         LOOKBACK        PRODUCT
--------------   -------------         ------------            ----------     --------------     --------       ---------
   615623359        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615405709        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615234154        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615830269        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615235177        CONDO               RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615647881        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615565769        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615840192        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614134775        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615404456        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615504402        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   616000699        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614759602        CONDO               EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615270810        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615823749        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615741034        CONDO               PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614703901        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615364802        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   613927248        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   613969728        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614447933        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615146102        DETACHED PUD        PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615202577        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615899897        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615729697        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615756884        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615826116        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614491585        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615333859        CONDO               PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615539631        CONDO               PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   613687794        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   613800360        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615668433        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615099673        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614724063        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614054882        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614532802        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614459529        DETACHED PUD        PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614862221        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614184059        DETACHED PUD        EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615396800        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615835399        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614438384        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614886913        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   616030593        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615100471        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615198662        ATTACHED PUD        PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615449119        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   613882633        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614505945        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615589529        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614212111        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615858672        CONDO               RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615773965        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615039419        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615605288        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615758169        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   616018779        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615759887        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614626133        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615948055        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615669387        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614783270        DETACHED PUD        RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   616009051        DETACHED PUD        PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615986575        CONDO               PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615466861        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615049558        CONDO               RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615354991        DETACHED PUD        PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615378170        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615255296        ATTACHED PUD        EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615979064        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615993142        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615742774        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614697572        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615368840        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615997373        CONDO               PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615661221        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615718730        CONDO               EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615631462        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614770889        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615035552        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615748279        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615879030        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615987406        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614919079        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615935163        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615913737        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615211885        DETACHED PUD        RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615374336        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614664403        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   613639363        CONDO               RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615721951        HI-RISE CONDO       PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615636014        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615991947        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615991333        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615966263        CONDO               PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   616116404        SFD                 CONSTR/PERM            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615889975        DETACHED PUD        PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615530596        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615984038        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615809887        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   616128636        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615728322        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615563814        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615481984        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615711005        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615897602        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615413162        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615543524        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614761742        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615777037        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615067777        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615897748        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615813008        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614449412        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   614973975        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615085779        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615979473        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615756646        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615761324        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615700342        SFD                 EQ-OUT-REFI            1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615544729        CONDO               PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615922055        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615622688        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   616137637        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615538355        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615165286        SFD                 RATE/TERM-REFI         1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615210349        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615529571        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS
   615743764        SFD                 PURCHASE               1 Year CMT     Nearest Eights     45 Days        5/1 ARMS


Account Number   First Pymt Date     Maturity Date    Origination Date    First Rt Adj Date   First Pay Adj Date    STATE    ZIP
--------------   ---------------     -------------    ----------------    -----------------   ------------------    -----   ------
615623359             8/1/01           7/1/31             6/16/01              7/1/06              8/1/06             CA    90046
615405709             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CA    90049
615234154             8/1/01           7/1/31             6/19/01              7/1/06              8/1/06             CA    90068
615830269             8/1/01           7/1/31             6/19/01              7/1/06              8/1/06             CA    90077
615235177             8/1/01           7/1/31              6/5/01              7/1/06              8/1/06             CA    90254
615647881             8/1/01           7/1/31             6/22/01              7/1/06              8/1/06             CA    90275
615565769             8/1/01           7/1/31             6/22/01              7/1/06              8/1/06             CA    90278
615840192             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CA    92694
614134775             6/1/01           5/1/31              4/4/01              5/1/06              6/1/06             CA    92253
615404456             8/1/01           7/1/31              6/6/01              7/1/06              8/1/06             CA    92253
615504402             8/1/01           7/1/31              6/5/01              7/1/06              8/1/06             CA    94024
616000699             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             CA    94301
614759602             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             CA    95134
615270810             8/1/01           7/1/31             6/19/01              7/1/06              8/1/06             CA    94132
615823749             9/1/01           8/1/31             6/27/01              8/1/06              9/1/06             CA    94550
615741034             8/1/01           7/1/31             6/14/01              7/1/06              8/1/06             CA    94555
614703901             7/1/01           6/1/31             5/31/01              6/1/06              7/1/06             CA    94566
615364802             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             CA    94705
613927248             8/1/01           7/1/31             6/21/01              7/1/06              8/1/06             CA    94583
613969728             6/1/01           5/1/31              4/4/01              5/1/06              6/1/06             CA    94595
614447933             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CA    94526
615146102             8/1/01           7/1/31             6/12/01              7/1/06              8/1/06             CA    94556
615202577             8/1/01           7/1/31             6/13/01              7/1/06              8/1/06             CA    95667
615899897             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             CA    90036
615729697             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             CA    90266
615756884             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CA    90266
615826116             8/1/01           7/1/31             6/26/01              7/1/06              8/1/06             CA    90266
614491585             7/1/01           6/1/31             5/10/01              6/1/06              7/1/06             CA    90274
615333859             8/1/01           7/1/31             6/11/01              7/1/06              8/1/06             CA    90277
615539631             8/1/01           7/1/31             6/12/01              7/1/06              8/1/06             CA    90277
613687794             6/1/01           5/1/31              4/2/01              5/1/06              6/1/06             CA    92630
613800360             5/1/01           4/1/31             3/20/01              4/1/06              5/1/06             CA    92627
615668433             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CA    95746
615099673             8/1/01           7/1/31              6/8/01              7/1/06              8/1/06             CA    95138
614724063             8/1/01           7/1/31             6/18/01              7/1/06              8/1/06             CA    95118
614054882             5/1/01           4/1/31             3/23/01              4/1/06              5/1/06             CA    95051
614532802             6/1/01           5/1/31             4/19/01              5/1/06              6/1/06             CA    95051
614459529             8/1/01           7/1/31             6/14/01              7/1/06              8/1/06             CA    95020
614862221             8/1/01           7/1/31             6/19/01              7/1/06              8/1/06             CA    95148
614184059             8/1/01           7/1/31             6/21/01              7/1/06              8/1/06             CA    95035
615396800             8/1/01           7/1/31             6/12/01              7/1/06              8/1/06             CA    95035
615835399             8/1/01           7/1/31             6/25/01              7/1/06              8/1/06             CA    95124
614438384             6/1/01           5/1/31              4/6/01              5/1/06              6/1/06             CA    95131
614886913             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             CA    95037
616030593             8/1/01           7/1/31             6/25/01              7/1/06              8/1/06             CA    95129
615100471             8/1/01           7/1/31             6/18/01              7/1/06              8/1/06             CA    95135
615198662             8/1/01           7/1/31             6/19/01              7/1/06              8/1/06             CA    95135
615449119             8/1/01           7/1/31             6/12/01              7/1/06              8/1/06             CA    94041
613882633             8/1/01           7/1/31             6/11/01              7/1/06              8/1/06             CA    94087
614505945             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CA    95120
615589529             8/1/01           7/1/31             6/12/01              7/1/06              8/1/06             CA    92009
614212111             6/1/01           5/1/31              4/2/01              5/1/06              6/1/06             CA    92107
615858672             8/1/01           7/1/31             6/11/01              7/1/06              8/1/06             CA    92037
615773965             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             CA    94002
615039419             7/1/01           6/1/31              5/2/01              6/1/06              7/1/06             CA    94062
615605288             8/1/01           7/1/31             6/19/01              7/1/06              8/1/06             CA    94010
615758169             8/1/01           7/1/31             6/12/01              7/1/06              8/1/06             CA    95403
616018779             9/1/01           8/1/31              7/5/01              8/1/06              9/1/06             CA    95442
615759887             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             CA    91360
614626133             7/1/01           6/1/31             5/23/01              6/1/06              7/1/06             CA    91362
615948055             8/1/01           7/1/31             6/25/01              7/1/06              8/1/06             CA    91377
615669387             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CO    80124
614783270             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             CO    80465
616009051             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             FL    33076
615986575             8/1/01           7/1/31             6/25/01              7/1/06              8/1/06             FL    33133
615466861             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             FL    33496
615049558             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             FL    32034
615354991             8/1/01           7/1/31             6/21/01              7/1/06              8/1/06             FL    34202
615378170             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             GA    30306
615255296             7/1/01           6/1/31              5/4/01              6/1/06              7/1/06             IL    60611
615979064             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             IL    60022
615993142             8/1/01           7/1/31             6/18/01              7/1/06              8/1/06             IL    60558
615742774             8/1/01           7/1/31             6/14/01              7/1/06              8/1/06             IL    60610
614697572             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             IL    60613
615368840             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             IL    60613
615997373             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             IL    60613
615661221             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             IL    60614
615718730             8/1/01           7/1/31             6/25/01              7/1/06              8/1/06             IL    60614
615631462             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             IL    60563
614770889             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             IL    60021
615035552             8/1/01           7/1/31             6/19/01              7/1/06              8/1/06             IL    60045
615748279             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             IL    60045
615879030             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             IL    60048
615987406             8/1/01           7/1/31             6/26/01              7/1/06              8/1/06             MD    20882
614919079             8/1/01           7/1/31             6/21/01              7/1/06              8/1/06             MI    48116
615935163             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             MN    55129
615913737             8/1/01           7/1/31             6/18/01              7/1/06              8/1/06             KS    66206
615211885             8/1/01           7/1/31              6/8/01              7/1/06              8/1/06             NV    89011
615374336             8/1/01           7/1/31             6/26/01              7/1/06              8/1/06             NY    11050
614664403             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             NY    10710
613639363             6/1/01           5/1/31             4/19/01              5/1/06              6/1/06             NY    10021
615721951             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             NY    10013
615636014             7/1/01           6/1/31              6/4/01              6/1/06              7/1/06             NC    28127
615991947             8/1/01           7/1/31             6/26/01              7/1/06              8/1/06             TX    76248
615991333             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             TX    78681
615966263             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             TX    78735
616116404             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             TX    78738
615889975             8/1/01           7/1/31             6/22/01              7/1/06              8/1/06             CO    80026
615530596             8/1/01           7/1/31             6/25/01              7/1/06              8/1/06             CO    80501
615984038             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             CA    95075
615809887             8/1/01           7/1/31             6/26/01              7/1/06              8/1/06             WA    98685
616128636             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             TX    77401
615728322             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             TX    77450
615563814             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             VA    22182
615481984             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             WA    98075
615711005             8/1/01           7/1/31              6/8/01              7/1/06              8/1/06             WA    98102
615897602             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             WA    98112
615413162             7/1/01           6/1/31              6/1/01              6/1/06              7/1/06             WI    53045
615543524             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             WI    53045
614761742             9/1/01           8/1/31             6/27/01              8/1/06              9/1/06             NY    10583
615777037             8/1/01           7/1/31             6/20/01              7/1/06              8/1/06             MD    20817
615067777             7/1/01           6/1/31              5/3/01              6/1/06              7/1/06             NC    28226
615897748             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             FL    33428
615813008             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             OH    43054
614449412             8/1/01           7/1/31             6/25/01              7/1/06              8/1/06             OH    45243
614973975             7/1/01           6/1/31             5/24/01              6/1/06              7/1/06             MI    48167
615085779             8/1/01           7/1/31             6/14/01              7/1/06              8/1/06             MI    48371
615979473             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             IL    60062
615756646             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             IL    60187
615761324             8/1/01           7/1/31             6/21/01              7/1/06              8/1/06             IL    60201
615700342             8/1/01           7/1/31             6/15/01              7/1/06              8/1/06             IL    60302
615544729             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             IL    60618
615922055             8/1/01           7/1/31             6/29/01              7/1/06              8/1/06             NM    87111
615622688             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             OR    97068
616137637             8/1/01           7/1/31             6/28/01              7/1/06              8/1/06             OR    97229
615538355             8/1/01           7/1/31             6/18/01              7/1/06              8/1/06             WA    98014
615165286             7/1/01           6/1/31             5/23/01              6/1/06              7/1/06             WA    98072
615210349             8/1/01           7/1/31             6/11/01              7/1/06              8/1/06             WA    98072
615529571             8/1/01           7/1/31             6/27/01              7/1/06              8/1/06             WA    98115
615743764             8/1/01           7/1/31             6/26/01              7/1/06              8/1/06             CT    6820


                    Original                                                                                        Mi     First Rt
Account Number      Balance      OLTV   FICO     PI         PITI    rig Term  Appraisal    SALE     MI Coverage   Cert #    Adj Cap
--------------     ----------   -----   ----   -------    -------   --------  ---------  -------    -----------   ---------  -------
615623359             956250       75    677    6281.88    7971.26     360     1275000    1275000                              2
615405709             881000     51.9    657    5787.54    7099.54     360     1700000                                         2
615234154             468000       80    717    3192.58    3800.06     360      585000                                         2
615830269             851250       75    692    5592.11    7072.18     360     1150000    1135000                              2
615235177             527200     79.9    784    3332.26    4119.26     360      660000                                         2
615647881             580000     69.9    756    3665.99    4694.73     360      830000     830000                              2
615565769             355200       80    753    2333.41    2899.51     360      444000     444000                              2
615840192             385200       80    739    2562.75    3295.04     360      481542     481542                              2
614134775             772500       75    732    5204.48    5204.48     360     1030000    1030887                              2
615404456             618350       80    587     4113.9    5546.96     360      772966     772966                              2
615504402            1000000       69    783    6992.15    6992.15     360     1450000    1450000                              2
616000699             645000     64.5    801    4130.01    4896.01     360     1000000                                         2
614759602             411000     73.4    747    2803.74    3628.74     360      560000                                         2
615270810             345000     57.5    780    2353.51    2795.51     360      600000                                         2
615823749             350000       77    683    2387.62    2769.62     360      455000                                         2
615741034             292000       80    727    1942.68    2527.89     360      365000     365000                              2
614703901             400000     66.7    671     2762.7    3175.54     360      600000                                         2
615364802             649000     69.5    645    4263.47    5057.13     360      935000                                         2
613927248             387000     48.3    718    2510.07    2984.07     360      802000                                         2
613969728             448000     79.3    770    3094.22    3680.22     360      565000                                         2
614447933             413000     66.7    684     2747.7     3155.7     360      620000                                         2
615146102             860000     67.6    701    5649.59     7307.8     360     1272400    1272365                              2
615202577             330000       71    742     2195.5     2725.5     360      475500     465000                              2
615899897             360000       80    738    2275.44    2846.19     360      450000     450000                              2
615729697             515000     54.5    794    3340.28    4474.87     360      945000     945000                              2
615756884             585600       80    778    3749.66    4658.56     360      732000     732000                              2
615826116             401600       80    706    2671.85    3326.55     360      502000     502000                              2
614491585             750000     65.3    784    4864.49    6308.49     360     1150000    1150000                              2
615333859             286800       80    718    1956.48    2479.92     360      360000     358500                              2
615539631             519200       80    692    3410.77    4338.24     360      650000     649000                              2
613687794             400000       80    640     2762.7    3320.08     360      500000                                         2
613800360             292000       80    633    1991.95    2457.33     360      365000     365000                              2
615668433             850000       74    694    5655.07    7100.91     360     1154000    1150000                              2
615099673             727500       75    741     4901.3    6069.35     360     1100000     970000                              2
614724063             330000     74.2    742    2251.18     3086.6     360      445000                                         2
614054882             450000       75    746    3069.79    3520.31     360      600000                                         2
614532802             390950     79.8    740    2666.97    3226.97     360      490000     490000                              2
614459529             459900     59.1    662    2944.79    3975.32     360      890000     779400                              2
614862221             881100       75    733    5861.98    7374.48     360     1175000    1174809                              2
614184059             440000     67.7    749    2890.49    3384.49     360      650000                                         2
615396800             483750       75    774    3177.89    3717.89     360      645000                                         2
615835399             504000     78.8    717    3353.12    4135.37     360      640000                                         2
614438384             451000     75.1    752    2962.75       3719     360      601000     601000                              2
614886913             424000     71.9    760    2750.06    2988.48     360      590000                                         2
616030593             525000     72.5    771    3448.88    4264.09     360      725000     725000                              2
615100471             390000     45.9    742    2465.07    3005.15     360      850000                                         2
615198662             402300       80    744    2676.51    3417.85     360      503000     502953                              2
615449119             428000       80    651    2992.64    3674.76     360      535000     535000                              2
613882633             615000     61.5    687    4091.61    5213.28     360     1000000                                         2
614505945             440000     58.7    664    3001.58    3592.92     360      750000                                         2
615589529             755000       63    743     5214.6     5214.6     360     1200000                                         2
614212111             900000       75    630    5688.61    7201.11     360     1200000    1200000                              2
615858672             310500     79.9    778    2118.16    2748.16     360      389000                                         2
615773965             380000       80    759    2496.33    3101.95     360      475000     475000                              2
615039419             337500       75    788    2359.85    2360.85     360      450000                                         2
615605288             596400       80    685    3769.65    4699.65     360      765000     745516                              2
615758169             848950       75    701    5506.27     6684.4     360     1200000    1131972                              2
616018779             358400       80    660    2294.87    2626.87     360      448000     448000                              2
615759887             600000       79    734    3941.57    5060.74     360      760000     760000                              2
614626133             855750     65.9    673    5983.53    7118.54     360     1300000                                         2
615948055             620000       80    762    4072.96    5161.08     360      775000     775000                              2
615669387             400000     44.5    699    2594.39    2896.81     360      900000                                         2
614783270             650000     75.6    717    4108.44    4805.44     360      860000                                         2
616009051             280000       80    656    1816.07    2616.07     360      350000     350000                              2
615986575             368000       80    715    2386.84    4102.84     360      470000     460000                              2
615466861             325000     62.7    767    2107.94    3404.01     360      528000     519000                              2
615049558             333000     59.5    775    2215.46    2215.46     360      560000                                         2
615354991             316000       80    804    2102.36    2717.08     360      395000     429990                              2
615378170             825000       75    652    5214.56    6514.56     360     1100000                                         2
615255296             535000     65.3    665    3604.39    4789.65     360      820000                                         2
615979064             396000     34.5    769    2568.45    3784.45     360     1150000                                         2
615993142             431250       75    770    2833.01    3494.92     360      575000                                         2
615742774             384000       80    654    2554.76    3135.08     360      480000                                         2
614697572             300000     61.9    758    1945.79    2705.79     360      485000     485000                              2
615368840             524000       80    777    3355.23    3934.39     360      655000     655000                              2
615997373             334400     79.7    772    2168.91    2747.91     360      426500     420000                              2
615661221             624000       80    763    4256.78    4823.45     360      780000     780000                              2
615718730             350000     66.5    769    2328.56    3503.56     360      527000                                         2
615631462             334000       80    711    2166.32    2716.32     360      417500     417500                              2
614770889             495000     75.9    664    3128.74    4278.74     360      653000     652245                              2
615035552             976850       75    649    6014.63    7465.18     360     1320000    1302500                              2
615748279             480000     71.7    765    3193.45    4065.45     360      671000     670090                              2
615879030             437600       80    786    2911.36    3621.89     360      547500     547000                              2
615987406             367000       79    693    2410.93    2717.93     360      465000                                         2
614919079             600000     68.6    697    3891.59    4470.59     360      875000                                         2
615935163             319500       90    739    2045.79    2635.57     360      358000     355000            25     5018067    2
615913737             625000     72.2    731     4263.6     4904.6     360      866000                                         2
615211885            1000000     55.6    674    6821.76    8019.85     360     1800000                                         2
615374336             600000       80    720    3792.41    4392.41     360      750000     750000                              2
614664403             341250       75    660    2327.93    2777.93     360      455000     455000                              2
613639363             290000     64.5    630    1929.38    2830.84     360      450000                                         2
615721951             606400       80    726    3983.62    5328.62     360      760000     758000                              2
615636014             600000       75    760    4042.31    4042.31     360      800000                                         2
615991947             338750       80    745    2141.13    2841.13     360      423495     423495                              2
615991333             325600       80    690    2031.32    2956.32     360      420000     407000                              2
615966263             600000     55.6    715    3841.87    6812.87     360     1100000    1080000                              2
616116404             650000     68.5    733    4215.89    6298.89     360      950000                                         2
615889975             435000     60.6    727    2857.64    3327.64     360      720000     719000                              2
615530596             330000     68.1    735    2085.82    2498.32     360      500000     484790                              2
615984038             627200       80    777    3861.78    3861.78     360      784000     784000                              2
615809887             305900       75    643    1958.71    1958.71     360      426000     407900                              2
616128636             540000       80      0    3457.68    4535.68     360      680000     675000                              2
615728322             480000       80    612    3397.41    4425.94     360      600000                                         2
615563814             475000       74    752    3080.84    3080.84     360      644000     642500                              2
615481984             410000       53    752    2727.74    3273.32     360      775000     775000                              2
615711005             413100       90    743    2679.36    2680.36     360      460000     459000            25    93490291    2
615897602             416500     79.4    779    2701.41    2701.41     360      525000                                         2
615413162             407250       90    675    2847.55    3822.31     360      460000     452500            25     4957940    2
615543524             552000       80    760    3672.47    4470.49     360      690000     690000                              2
614761742             425000     42.5    678    2791.95    4891.95     360     1000000                                         2
615777037             785000     60.4    780    5156.89    6105.72     360     1300000                                         2
615067777             492000       80    767     3191.1     3645.1     360      615000                                         2
615897748             336000       80    740    2207.28    2617.28     360      425000     420000                              2
615813008             535000       70    635    3381.56    4356.56     360      770000     765000                              2
614449412             900000     69.3    715    5614.83    7564.83     360     1300000                                         2
614973975             515500     55.5    749    3174.02    3901.02     360      930000                                         2
615085779             342500       77    761    2336.45    2720.45     360      445000                                         2
615979473             618000       68    726    4008.34    4943.34     360      910000                                         2
615756646             395200       80    794    2530.51    3387.57     360      494000     494000                              2
615761324             345000       75    719    2295.29    2925.29     360      460000                                         2
615700342             340000       70    613    2205.23    2852.73     360      486000                                         2
615544729             300000     89.6    695    1970.79    2620.79     360      335000     335000            25     4961274    2
615922055             407700     89.7    689    2781.23    2781.23     360      455000     461143            25   117038209    2
615622688             312000       80    763    2023.63    2443.19     360      392000     390000                              2
616137637             464950     68.9    745    3093.32    3093.32     360      682000     674950                              2
615538355             406200     78.2      0    2634.61    2901.61     360      520000                                         2
615165286             394000     72.7    749    2555.48    2556.48     360      542450                                         2
615210349             299950       80    721    1945.47    1946.47     360      375000     374950                              2
615529571             376000       79    796    2501.54    2847.54     360      476000     476000                              2
615743764             950000     60.4    790    5695.73    6595.73     360     1800000    1575000                              2


               Periodic
 Account         Rate      Lifetime           lifetime      Min           Max                                                Paid
 Number        Adj Cap       Cap     Margin      Rt      lifetime Rt   maing Term  SFEE            NAME             RATE     to dt
 ------        --------      ---     ------    -------   -----------   ----------  ----    --------------------     -----    -----
615623359         2           5      2.75       1.875       11.875         356     0.5     SCOTT        GREGORY     6.875   10/1/01
615405709         2           5      2.75       1.875       11.875         356     0.5     PRICE        JOHN        6.875   10/1/01
615234154         2           5      2.75        2.25        12.25         356     0.5     HOLLAND      CHARLES      7.25   10/1/01
615830269         2           5      2.75       1.875       11.875         356     0.5     LONGANO      NICHOLAS    6.875   10/1/01
615235177         2           5      2.75         1.5         11.5         356     0.5     MC DONALD    JIM           6.5   10/1/01
615647881         2           5      2.75         1.5         11.5         356     0.5     ENGL         KEVIN         6.5   11/1/01
615565769         2           5      2.75       1.875       11.875         356     0.5     GARDNER      LESLIE      6.875   10/1/01
615840192         2           5      2.75           2           12         356     0.5     FORCHE       DANIEL          7   10/1/01
614134775         2           5      2.75       2.125       12.125         354     0.5     HUNT         RODNEY      7.125   10/1/01
615404456         2           5      2.75           2           12         356     0.5     HUMPHREYS    THOMAS          7   10/1/01
615504402         2           5      2.75         2.5         12.5         356     0.5     DAVIDSON     JAMES         7.5   10/1/01
616000699         2           5      2.75       1.625       11.625         356     0.5     LONG         JENNIFER    6.625   10/1/01
614759602         2           5      2.75        2.25        12.25         356     0.5     MINAMI       HIROTAKA     7.25   10/1/01
615270810         2           5      2.75        2.25        12.25         356     0.5     ORGEL        JEREMY       7.25   11/1/01
615823749         2           5      2.75        2.25        12.25         357     0.5     SCHWENKER    CHRISTINA    7.25   10/1/01
615741034         2           5      2.75           2           12         356     0.5     JOSHI        RAJESH          7   10/1/01
614703901         2           5      2.75       2.375       12.375         355     0.5     HUBER        DEREK       7.375   10/1/01
615364802         2           5      2.75       1.875       11.875         356     0.5     ROBERTS      JOHN        6.875   10/1/01
613927248         2           5      2.75        1.75        11.75         356     0.5     SCHIEBER     JOHN         6.75   10/1/01
613969728         2           5      2.75       2.375       12.375         354     0.5     SHEPARD      MARY        7.375   10/1/01
614447933         2           5      2.75           2           12         356     0.5     HUSTED       ALLYSON         7   10/1/01
615146102         2           5      2.75       1.875       11.875         356     0.5     MEYER        EVAN        6.875   10/1/01
615202577         2           5      2.75           2           12         356     0.5     NIELSEN JR   GEORGE          7   10/1/01
615899897         2           5      2.75         1.5         11.5         356     0.5     STEWART      DIANE         6.5   10/1/01
615729697         2           5      2.75        1.75        11.75         356     0.5     HOM          DANIEL       6.75   10/1/01
615756884         2           5      2.75       1.625       11.625         356     0.5     SPENCER      DAVID       6.625   10/1/01
615826116         2           5      2.75           2           12         356     0.5     FREDERICK    JEFF            7   10/1/01
614491585         2           5      2.75        1.75        11.75         355     0.5     HOWARD       DIANA        6.75   11/1/01
615333859         2           5      2.75        2.25        12.25         356     0.5     VISSER       KLAAS        7.25   10/1/01
615539631         2           5      2.75       1.875       11.875         356     0.5     HEROLD       KELLY       6.875   11/1/01
613687794         2           5      2.75       2.375       12.375         354     0.5     SANDERS      PATRICK     7.375   10/1/01
613800360         2           5      2.75        2.25        12.25         353     0.5     VANBRUNT     SONOMA       7.25   10/1/01
615668433         2           5      2.75           2           12         356     0.5     WILLIAMS     CRAIG           7   10/1/01
615099673         2           5      2.75       2.125       12.125         356     0.5     DIDONATO JR  JOSEPH      7.125   11/1/01
614724063         2           5      2.75        2.25        12.25         356     0.5     BARBER       SEAN         7.25   10/1/01
614054882         2           5      2.75        2.25        12.25         353     0.5     RANGANATHAN  RAVI         7.25   10/1/01
614532802         2           5      2.75        2.25        12.25         354     0.5     KONDEKAR     PRAKASH      7.25   10/1/01
614459529         2           5      2.75       1.625       11.625         356     0.5     TRUONG       VIET        6.625   10/1/01
614862221         2           5      2.75           2           12         356     0.5     MCCORMICK    GRANT           7   10/1/01
614184059         2           5      2.75       1.875       11.875         356     0.5     QIANSHAN     HE          6.875   10/1/01
615396800         2           5      2.75       1.875       11.875         356     0.5     PASHBY       GARY        6.875   10/1/01
615835399         2           5      2.75           2           12         356     0.5     STOLPMAN     AARON           7   10/1/01
614438384         2           5      2.75       1.875       11.875         354     0.5     ABAD         EDGAR       6.875   10/1/01
614886913         2           5      2.75        1.75        11.75         356     0.5     WARREN       GREGORY      6.75   10/1/01
616030593         2           5      2.75       1.875       11.875         356     0.5     GOJENOLA     PAUL        6.875   10/1/01
615100471         2           5      2.75         1.5         11.5         356     0.5     TSAI         YU-PIN        6.5   10/1/01
615198662         2           5      2.75           2           12         356     0.5     DAS          ARINDAM         7   11/1/01
615449119         2           5      2.75         2.5         12.5         356     0.5     ALMEIDA      EDUARDO       7.5   10/1/01
613882633         2           5      2.75           2           12         356     0.5     CHABRIER     JAMES           7   10/1/01
614505945         2           5      2.75        2.25        12.25         356     0.5     PALICIO      JUAN         7.25   11/1/01
615589529         2           5      2.75       2.375       12.375         356     0.5     GSAND        MARC        7.375   10/1/01
614212111         2           5      2.75         1.5         11.5         354     0.5     GOHLKE       MICHAEL       6.5   10/1/01
615858672         2           5      2.75        2.25        12.25         356     0.5     GORDON       LANI         7.25   10/1/01
615773965         2           5      2.75       1.875       11.875         356     0.5     NISHIMOTO    STEVE       6.875   10/1/01
615039419         2           5      2.75         2.5         12.5         355     0.5     DE GERY      CAROLE        7.5   10/1/01
615605288         2           5      2.75         1.5         11.5         356     0.5     ROPER        WILLIAM       6.5   10/1/01
615758169         2           5      2.75        1.75        11.75         356     0.5     HOHENBRINK   KEVIN        6.75   10/1/01
616018779         2           5      2.75       1.625       11.625         357     0.5     KERSHAW      BETH        6.625   10/1/01
615759887         2           5      2.75       1.875       11.875         356     0.5     MALISKI      EDWARD      6.875   10/1/01
614626133         2           5      2.75         2.5         12.5         355     0.5     LEMIEUX      WAYNE         7.5   10/1/01
615948055         2           5      2.75       1.875       11.875         356     0.5     LEZAK        BRIAN       6.875   10/1/01
615669387         2           5      2.75        1.75        11.75         356     0.5     BULLOCK      DANIEL       6.75   10/1/01
614783270         2           5      2.75         1.5         11.5         356     0.5     SCHILL       TOM           6.5   11/1/01
616009051         2           5      2.75        1.75        11.75         356     0.5     YOUNT        BOBBY        6.75   10/1/01
615986575         2           5      2.75        1.75        11.75         356     0.5     ROSEN        ERIC         6.75   10/1/01
615466861         2           5      2.75        1.75        11.75         356     0.5     HEWETT       JAMES        6.75   10/1/01
615049558         2           5      2.75           2           12         356     0.5     SAKER JR.    ALEXANDER       7   10/1/01
615354991         2           5      2.75           2           12         356     0.5     SMITH        SCHUYLER        7   11/1/01
615378170         2           5      2.75         1.5         11.5         356     0.5     NEWMAN       JAMES         6.5   11/1/01
615255296         2           5      2.75       2.125       12.125         355     0.5     ARRINGTON    DEXTER      7.125   10/1/01
615979064         2           5      2.75        1.75        11.75         356     0.5     AISEN        FELIX        6.75   11/1/01
615993142         2           5      2.75       1.875       11.875         356     0.5     TABACHKA     R.          6.875   11/1/01
615742774         2           5      2.75           2           12         356     0.5     CANTWELL     STEVEN          7   10/1/01
614697572         2           5      2.75        1.75        11.75         356     0.5     MAXWELL      JOHN         6.75   11/1/01
615368840         2           5      2.75       1.625       11.625         356     0.5     REIDINGER    WILLIAM     6.625   11/1/01
615997373         2           5      2.75        1.75        11.75         356     0.5     WOOD         WILLIAM      6.75   10/1/01
615661221         2           5      2.75        2.25        12.25         356     0.5     BERKUS       NATHAN       7.25   10/1/01
615718730         2           5      2.75           2           12         356     0.5     MCFARLAND    RUTH            7   11/1/01
615631462         2           5      2.75        1.75        11.75         356     0.5     MOIBENKO     ALEXANDER    6.75   10/1/01
614770889         2           5      2.75         1.5         11.5         356     0.5     HENRY        HAROLD        6.5   10/1/01
615035552         2           5      2.75        1.25        11.25         356     0.5     DUTT         ASHOKE       6.25   10/1/01
615748279         2           5      2.75           2           12         356     0.5     GRIMES       STEVEN          7   10/1/01
615879030         2           5      2.75           2           12         356     0.5     KOLB, JR.    RICHARD         7   11/1/01
615987406         2           5      2.75       1.875       11.875         356     0.5     DYE          MICHAEL     6.875   10/1/01
614919079         2           5      2.75        1.75        11.75         356     0.5     PIETILA      ROBERT       6.75   11/1/01
615935163         2           5      2.75       1.625       11.625         356     0.5     MULEY        SURAJ       6.625   10/1/01
615913737         2           5      2.75        2.25        12.25         356     0.5     BATEMAN      TIMOTHY      7.25   10/1/01
615211885         2           5      2.75        2.25        12.25         356     0.5     GERSHENSON   NED          7.25   10/1/01
615374336         2           5      2.75         1.5         11.5         356     0.5     CANTOR       WILLIAM       6.5   10/1/01
614664403         2           5      2.75        2.25        12.25         356     0.5     DORAN        WILLIAM      7.25   11/1/01
613639363         2           5      2.75           2           12         354     0.5     DIRAFFAELE   JEFFREY         7   10/1/01
615721951         2           5      2.75       1.875       11.875         356     0.5     STEVENS      NEAL        6.875   10/1/01
615636014         2           5      2.75       2.125       12.125         355     0.5     HUZL         JAMES       7.125   10/1/01
615991947         2           5      2.75         1.5         11.5         356     0.5     PALAZZOLO    SAMUEL        6.5   10/1/01
615991333         2           5      2.75       1.375       11.375         356     0.5     KOSUB-YOUNG  LISA        6.375   10/1/01
615966263         2           5      2.75       1.625       11.625         356     0.5     ROBSON       GLEN        6.625   10/1/01
616116404         2           5      2.75        1.75        11.75         356     0.5     KUMP         MICHAEL      6.75   11/1/01
615889975         2           5      2.75       1.875       11.875         356     0.5     BEALL        JAMES       6.875   10/1/01
615530596         2           5      2.75         1.5         11.5         356     0.5     LUCK         PAUL          6.5   12/1/01
615984038         2           5      2.75        1.25        11.25         356     0.5     ANELLO       PETER        6.25   10/1/01
615809887         2           5      2.75       1.625       11.625         356     0.5     WINNER       TIMOTHY     6.625   10/1/01
616128636         2           5      2.75       1.625       11.625         356     0.5     DEUTSCH      ALLEN       6.625   10/1/01
615728322         2           5      2.75       2.625       12.625         356     0.5     CARTER       KIM         7.625   10/1/01
615563814         2           5      2.75        1.75        11.75         356     0.5     CORBETT      GARY         6.75   10/1/01
615481984         2           5      2.75           2           12         356     0.5     DODD         STEVEN          7   11/1/01
615711005         2           5      2.75        1.75        11.75         356     0.5     GODA         MILES        6.75   10/1/01
615897602         2           5      2.75        1.75        11.75         356     0.5     ASLANIAN     JOEL         6.75   10/1/01
615413162         2           5      2.75         2.5         12.5         355     0.5     GARCHITORENA NOEL          7.5   10/1/01
615543524         2           5      2.75           2           12         356     0.5     THOMPSON     SCOTT           7   11/1/01
614761742         2           5      2.75       1.875       11.875         357     0.5     HUNERSEN     THOMAS      6.875   10/1/01
615777037         2           5      2.75       1.875       11.875         356     0.5     MOUL         JUDD        6.875   10/1/01
615067777         2           5      2.75        1.75        11.75         355     0.5     TRAHAN       WILLIAM      6.75   10/1/01
615897748         2           5      2.75       1.875       11.875         356     0.5     NEIMARK      JASON       6.875   10/1/01
615813008         2           5      2.75         1.5         11.5         356     0.5     PENDREY      THOMAS        6.5   10/1/01
614449412         2           5      2.75       1.375       11.375         356     0.5     SMITH        DAVID       6.375   10/1/01
614973975         2           5      2.75        1.25        11.25         355     0.5     SCHULZ       JEFFREY      6.25   10/1/01
615085779         2           5      2.75        2.25        12.25         356     0.5     SIARTO       JEFFREY      7.25   11/1/01
615979473         2           5      2.75        1.75        11.75         356     0.5     VERNOVSKY    EDUARD       6.75   10/1/01
615756646         2           5      2.75       1.625       11.625         356     0.5     WILSON       RICHARD     6.625   10/1/01
615761324         2           5      2.75           2           12         356     0.5     SKIDMORE     THOMAS          7   10/1/01
615700342         2           5      2.75        1.75        11.75         356     0.5     SWANSON      RICHARD      6.75   10/1/01
615544729         2           5      2.75       1.875       11.875         356     0.5     DVARO        ANNRENA     6.875   11/1/01
615922055         2           5      2.75        2.25        12.25         356     0.5     HUTTON       SCOTT        7.25   10/1/01
615622688         2           5      2.75        1.75        11.75         356     0.5     WILSON       JOHN         6.75   10/1/01
616137637         2           5      2.75           2           12         356     0.5     CARPENTER    RICHARD         7   10/1/01
615538355         2           5      2.75        1.75        11.75         356     0.5     BUDDING      WOUTER       6.75   10/1/01
615165286         2           5      2.75        1.75        11.75         355     0.5     BOWEN        TIMOTHY      6.75   10/1/01
615210349         2           5      2.75        1.75        11.75         356     0.5     FLEMING      JOEL         6.75   10/1/01
615529571         2           5      2.75           2           12         356     0.5     HIRSCHFIELD  LAURA           7   10/1/01
615743764         2           5      2.75           1           11         356     0.5     MC CANN JR.  ROBERT          6   10/1/01




Account       Key Bank                                                           CoBorrower       CoBorrower         CoBorrower
Number     Account Number       Last  Name         First Name    Middle Name       Name           First Name         Middle Name
-------    --------------     --------------       ----------    -----------     -----------      ----------         ----------
1246043      9588876E           SWANSON             NEIL             A            SWANSON           CHRISTINE            J
1661247      9537422G           GOTTSCHLICH         GREGORY          M            GOTTSCHLICH       GREGORY              M
4063970      2145758G           SCHLEIDER           SAMUEL           A            SCHLEIDER         BARBARA              F
4070061      7820615E           LAMBERT             CHARLES          H.           HILTON            SYDNE                L.
4110109      9588809E           BUDIHAS             ROBERT           J            BUDIHAS           ROBERT               J
4121433      9599011E           WALTON              JOHN             H.           WALTON            LOI                  L.
4135090      9604073E           DOAK                CHARLES          A.           DOAK              BURNADEEN
4318732      9516972E           KIEHN               CHARLES          M            KIEHN             LESLIE               K
4334337      6168361E           ISRAEL              JEFFRY           G.           ISRAEL            BARBARA              A.
4355743      6193722G           CATAVOLOS           GEORGE           L            CATAVOLOS         TONA
4401414      9591010E           STONESIFER          LARRY            D            STONESIFER        LARRY                D
4403050      9598839E           STANGER             GREGORY          S            STANGER           LISA                 J
4493464      6192629G           PATEL               SHAILESH         R            PATEL             MONIKA               J
4511864      9513680G           SMITH               THOMAS           E            SMITH             DEBORAH              L
4606290      9560513G           STACY               CRAIG            A            STACY             JULIE                M
4607164      6194001G           GLASSCOCK           LARRY            C            GLASSCOCK         LEE                  ANN
4618465      9555323G           WEBER               RICHARD          C            WEBER             LINDA                R
4656532      7771452G           MCASHLAN            TIMOTHY          J            MCASHLAN          LINDA                R
4759732      9610901E           BEATTY              JAMES                         BEATTY            CHERIE               B
4808116      9589112E           ROSENBLOOM          RICHARD          H.           ROSENBLOOM        SUSAN                D.
4828114      9600809G           STRANG              DONALD           W            STRANG            KAREN                K
4871108      2870771E           WEISS               WARNER           L.           WEISS             MARTHA               L.
4903826      6193960G           BECKER              DAVID            B            BECKER            CHRISTINE            E
4910864      8005290E           WILLIAMS            KIT              C            DUNNING           GAIL                 B
4919517      8005303E           ROBINS              KENNETH          M.           ROBINS            JUDY
4995904      7863691G           GRACE               GREG             J            GRACE             JILL                 K
6206188      9600795G           ESTERLE             ADAM                          ESTERLE           CAROL                A
6207622      7470380G           ASHER               CHARLES          A            ASHER             BARBARA              W
6214222      9621326G           SONG                SHANNON          Y            SONG              SHANNON              Y
6217429      9621504G           ZHANG               HONG                          ZHANG             HONG
6219864      7144521E           LITTAUER            ROBERT           M            LITTAUER          MARLYNN              L
6223452      6193153G           HARRIS              ROBERT           B            HARRIS            TAMMY                L
6223887      6791786E           HEMINGWAY           HENRY            S            HEMINGWAY         PATRICE              J
6224430      9630163E           GABAYZADEH          EGAL                          GABAYZADEH        NEGIN
6225070      5851092G           STULBERG            BERNARD          N            STULBERG          CAROLYN              S
6227352      6791522G           KNIGHT              JOHN             L            KNIGHT            JOHN                 L
6227715      6552145G           ZOUMBERAKIS         EFSTRATIOS                    ZOUMBERAKIS       ANGIE
6228607      5835178G           SACKS               BRADLEY          M            SACKS             BARBARA              A
6228634      5843138G           BLOSE               R DENNIS                      BLOSE             SHARON               L
6228688      6789099E           LAYTON              JEFFREY          I            LAYTON            JEFFREY              I
6229833      2894271E           SCHRENK             DAVID                         SCHRENK           SUSAN                D
6234070      5893089E           DELANEY             PATRICK          E            DELANEY           DOREEN               A
6234291      6648096E           SELLS               STEVEN           W            SELLS             ANN                  L
6235257      7296797E           KETZ                VICTORIA         L            TIMMINS III       PATRICK              F
6237480      9363084G           RIGGIN              DORIS            A            RIGGIN            DORIS                A
6237669      9622381G           BODDIE              WILLIAM          W            DEMILT BODDIE     JOAN
6237879      5851297G           MOLLER              KARL             H            MOLLER            MARILYN              C
6238153      5879230G           NAHMIAS             SCOTT            H            NAHMIAS           TRISHA               L
6238783      9363092G           EMERY               STEPHEN          P            EMERY             MICHELLE             R
6240663      9363203G           HELMS               GORDON           W            HELMS             PHYLLIS              L
6242322      5907322E           LAMPUS              DEAN             M            LAMPUS            DEAN                 M
6242328      5907314E           PARKIN              JAMES            D            HOPP-PARKIN       DEBRA                K
6242953      5907373E           BLAHNIK             MICHAEL          R            BLAHNIK           ELIZABETH            A
6244722      5851653G           HYLAND              JOHN             P            HYLAND            GRETCHEN
6244927      8360171G           BACKMAN             DAVID            P            BACKMAN           DAVID                P
6245703      5839653G           PATTERSON           ALONZO                        PATTERSON         CLARISSA             M
6246847      2894696G           FRIEND              LANCE            P            FRIEND            CASSANDRA            H
6247632      5893399G           HOROWITZ            SHELDON          N            HOROWITZ          SHELDON              N
6247806      5851840G           PERELLA             DANIEL                        PERELLA           ELLEN                K
6248349      2894726G           MULLER              PAUL                          MULLER            CHRISTY              A
6248877      5907551G           KEMPLER             ERIKA            L            MEYER             RICHARD              L
6249084      5917344G           BIRNER              FREDERIC         W            BIRNER            KELLY                P
6249535      5965128G           GRAVES              HARRY            H            GRAVES            LYNNE                R
6251179      5923395G           ZAVAGNO             ROBERT           J            ZAVAGNO           LORRAINE             M
6251656      5855683G           PENGRA              MOLLY            E            PENGRA            MOLLY                E
6251766      5981077G           FLOYD               JULIUS           R            FLOYD             BARBARA              L
6253599      5981085G           BOHUTINSKY          ANDREW           F            SIEMER            ELIZABETH            M
6254937      5969204G           DEBUHR              DEAN                          DEBUHR            MARGARET
6257493      5907802G           RODELL              TIMOTHY          C            RODELL            MARJORIE             M
6261648      6552838G           FROST               DAVID                         FROST             DAVID
6272172      9632425G           YANG                PETER                         ROZNOVAK          MARGIE
6273762      7342527G           SIMPSON             WILLIAM          J            SIMPSON           JOYANNE              M
6274290      5986486G           GUINDON             ROBERT           J            GUINDON           PATRICIA             M



Account               Original            Scheduled                                      First Rate      First Rate   First
Number                Loan Amt             Balance     OLTV    FICO        DTI            Adj Date         Adj Cap    Pymt Dt
------                --------            ---------   -----    ----      --------       -----------      ---------    -------
1246043                960000             921826.11    89.7    699          36.84           5/1/05             5       6/1/98
1661247                340000             316225.55    95.2    745          24.18           5/1/05             5       6/1/98
4063970                700000             674234.06    39.6    757           78.5           7/1/05             5       8/1/98
4070061                500000             436784.28    53.2    779          21.52          11/1/05             5      12/1/98
4110109                408000             391810.72      80    749           5.04           7/1/05             5       8/1/98
4121433               1040000              632895.2    74.3    694          13.99          12/1/05             5       1/1/99
4135090                408000             394452.98      80    791          35.57          12/1/05             5       1/1/99
4318732                330000             317922.84    74.7    711          19.18           8/1/05             5       9/1/98
4334337                325000             313105.94      80    777      37.439999           8/1/05             5       9/1/98
4355743                313850             301912.58      80    698          13.83           8/1/05             5       9/1/98
4401414                285000              274636.2    64.5    768          22.43           9/1/05             5      10/1/98
4403050                610000             586758.26    80.3    739          11.31           9/1/05             5      10/1/98
4493464                296500             286655.17      76    699      17.790001          12/1/05             5       1/1/99
4511864               1240000            1199751.07      80    736           14.1           9/1/05             5      10/1/98
4606290                415000             401375.65    94.3    746      31.879999           9/1/05             5      10/1/98
4607164                800000             769576.03    75.5    760          12.95           9/1/05             5      10/1/98
4618465                610000             587818.19    79.7    707          14.88           9/1/05             5      10/1/98
4656532                390000             375817.93    73.6    753           26.4           9/1/05             5      10/1/98
4759732                475000             457044.28    79.8    596          19.91          10/1/05             5      11/1/98
4808116                664000             636833.24      80    772      16.620001           8/1/05             5       9/1/98
4828114                500000             482742.18    30.3    765          14.33          10/1/05             5      11/1/98
4871108                650000             627052.33    68.4    703          31.43          10/1/05             5      11/1/98
4903826                434000             413291.03    65.8    653          15.98          11/1/05             5      12/1/98
4910864                693750             666899.88      75    686           11.1           6/1/05             5       7/1/98
4919517                750000             698902.66      75    718          17.34           6/1/05             5       7/1/98
4995904                405000              389325.1     100    713      24.950001           6/1/05             5       7/1/98
6206188                800000             783917.16      80    756      8.9899998           1/1/07             2       2/1/00
6207622                652000             635931.72      80    692     0.25999999           6/1/06             5       7/1/99
6214222                280000             272879.69      80    701           15.9           7/1/06             5       8/1/99
6217429                332000             326081.73      80    747          16.99          11/1/06             5      12/1/99
6219864                350000             341848.43    50.1    710      29.809999           8/1/06             5       9/1/99
6223452                372000             364045.95      80    631          19.02           9/1/06             5      10/1/99
6223887                900000             749684.14    78.3    709          13.07           9/1/06             5      10/1/99
6224430                470000             460333.49    70.2    650          29.25          11/1/06             5      12/1/99
6225070                496000             486535.01      80    639      21.530001          10/1/06             5      11/1/99
6227352                360000             353293.02      80    699      34.709999          10/1/06             5      11/1/99
6227715                520000             515039.46    78.4    718           6.73          10/1/05             5      11/1/00
6228607                640000             632936.23      80    677          26.85          10/1/05             5      11/1/00
6228634                320000             303121.21    78.8    731          16.77          12/1/06             5       1/1/00
6228688                483750             475513.79      75    610      40.619999          12/1/06             5       1/1/00
6229833                344000             338297.35      80    695      17.809999          11/1/06             5      12/1/99
6234070                732000             726181.91      80    633      43.700001          11/1/05             2      12/1/00
6234291                291000              287853.9    78.7    708      6.2600002           8/1/05             2       9/1/00
6235257                340000             336292.75    79.8    733      21.209999           6/1/05             5       7/1/00
6237480               1100000            1086935.11    26.8    779          24.54           5/1/05             5       6/1/00
6237669                600000             590606.36      67    731      5.1999998           4/1/07             5       5/1/00
6237879                900000              895367.1    65.9    679           1.67           4/1/06             5       5/1/01
6238153                561120              558626.9      80    674          30.25           4/1/06             5       5/1/01
6238783                187920              185632.1      80    696          11.88           5/1/05             2       6/1/00
6240663                300000             296436.82    73.2    750      3.0699999           5/1/05             2       6/1/00
6242322                300000             296347.79      38    756      29.709999           5/1/05             2       6/1/00
6242328                508400              500693.7      80    771          22.26           5/1/05             2       6/1/00
6242953                432000             425551.34      90    675          17.85           6/1/05             2       7/1/00
6244722                616900             610659.47     100    614      9.8800001           6/1/05             2       7/1/00
6244927                540000             533586.17      80    617      6.5799999           5/1/05             2       6/1/00
6245703                445500             443001.08    89.8    642      21.790001           2/1/06             5       3/1/01
6246847                382500             378224.54      75    641          19.58           6/1/05             2       7/1/00
6247632                285000             273317.91    67.1    591          18.34           6/1/05             2       7/1/00
6247806                395800             393620.37      90    673          21.33           3/1/06             2       4/1/01
6248349                336750             332795.33    74.9    762      5.6799998           6/1/05             2       7/1/00
6248877                288900              285422.8     100    734            3.7           6/1/05             2       7/1/00
6249084                480000             475212.78      60    713          18.42           7/1/05             2       8/1/00
6249535               1118000             1106850.1    74.5    666          30.33           7/1/05             2       8/1/00
6251179                640000             610756.65    35.6    600                          7/1/05             5       8/1/00
6251656               1275000            1263704.85    79.7    718      20.030001           8/1/05             2       9/1/00
6251766                360000             356585.27      90    761           6.25           7/1/05             5       8/1/00
6253599                332500             329901.31    93.7    554          35.39          10/1/05             5      11/1/00
6254937                280000             277046.35      40    769      9.7200003           8/1/05             2       9/1/00
6257493                315000             312058.69      90    718          32.56           9/1/05             2      10/1/00
6261648                485000             480846.88     100    684          11.45          11/1/05             5      12/1/00
6272172                352000             350327.36      80    770          11.65           5/1/06             5       6/1/01
6273762                400000             398676.97    50.6    757          10.24           7/1/06             4       8/1/01
6274290                350000             348684.86    45.2    654          16.68           6/1/06             2       7/1/01



Account         Maturity                        Rate          Periodic          Max Lifetime        Min
Number            Date      RATE    SFEE      Adj Period    Rate Adj Cap           Rate        Lifetime Rate  ROUNDING     MARGIN
------          -------     ----    ----      ----------    ------------        ------------   -------------  --------     ------
1246043           5/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
1661247           5/1/28    7.25   0.375         12              2                12.25             0          0.125        2.75
4063970           7/1/28       7   0.375         12              2                   12             0          0.125        2.75
4070061          11/1/28   6.375   0.375         12              2               11.375             0          0.125        2.75
4110109           7/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4121433          12/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
4135090          12/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4318732           8/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
4334337           8/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
4355743           8/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
4401414           9/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4403050           9/1/28       7   0.375         12              2                   12             0          0.125        2.75
4493464          12/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4511864           9/1/28   7.375   0.375         12              2               12.375             0          0.125        2.75
4606290           9/1/28   7.375   0.375         12              2               12.375             0          0.125        2.75
4607164           9/1/28     6.5   0.375         12              2                 11.5             0          0.125        2.75
4618465           9/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4656532           9/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4759732          10/1/28   6.375   0.375         12              2               11.375             0          0.125        2.75
4808116           8/1/28    6.25   0.375         12              2                11.25             0          0.125        2.75
4828114          10/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
4871108          10/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4903826          11/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
4910864           6/1/28   6.875   0.375         12              2               11.875             0          0.125        2.75
4919517           6/1/28    6.75   0.375         12              2                11.75             0          0.125        2.75
4995904           6/1/28   6.875   0.375         12              2               11.875          2.75          0.125        2.75
6206188           1/1/30    6.75   0.375         12              2                11.75             0          0.125        2.75
6207622           6/1/29    7.25   0.375         12              2                12.25             0          0.125        2.75
6214222           7/1/29     7.5   0.375         12              2                 12.5             0          0.125        2.75
6217429          11/1/29   7.875   0.375         12              2               12.875             0          0.125        2.75
6219864           8/1/29   7.375   0.375         12              2               12.375             0          0.125        2.75
6223452           9/1/29   7.375   0.375         12              2               12.375             0          0.125        2.75
6223887           9/1/29    7.25   0.375         12              2                12.25             0          0.125        2.75
6224430          11/1/29   7.125   0.375         12              2               12.125             0          0.125        2.75
6225070          10/1/29    7.75   0.375         12              2                12.75             0          0.125        2.75
6227352          10/1/29   7.875   0.375         12              2               12.875             0          0.125        2.75
6227715          10/1/30    7.75   0.375         12              2                12.75             0          0.125        2.75
6228607          10/1/30       7   0.375         12              2                   12             0          0.125        2.75
6228634          12/1/29   7.625   0.375         12              2               12.625             0          0.125        2.75
6228688          12/1/29   7.875   0.375         12              2               12.875             0          0.125        2.75
6229833          11/1/29    8.25   0.375         12              2                13.25             0          0.125        2.75
6234070          11/1/30    8.25   0.375         12              2                13.25             0          0.125        2.75
6234291           8/1/30   7.875   0.375         12              2               12.875             0          0.125        2.75
6235257           6/1/30     8.5   0.375         12              2                 13.5             0          0.125        2.75
6237480           5/1/30   8.375   0.375         12              2               13.375             0          0.125        2.75
6237669           4/1/30    7.25   0.375         12              2                12.25             0          0.125        2.75
6237879           4/1/31   7.375   0.375         12              2               13.375             0          0.125        2.75
6238153           4/1/31   8.375   0.375         12              2               13.375             0          0.125        2.75
6238783           5/1/30    8.25   0.375         12              2                14.25             0          0.125        2.75
6240663           5/1/30   8.375   0.375         12              2               13.375             0          0.125        2.75
6242322           5/1/30    8.25   0.375         12              2                13.25             0          0.125        2.75
6242328           5/1/30    7.25   0.375         12              2                12.25             0          0.125        2.75
6242953           6/1/30   8.625   0.375         12              2               13.625             0          0.125        2.75
6244722           6/1/30   8.875   0.375         12              2               13.875             0          0.125        2.75
6244927           5/1/30   8.375   0.375         12              2               13.375             0          0.125        2.75
6245703           2/1/31     8.5   0.375         12              2                 13.5             0          0.125        2.75
6246847           6/1/30   8.375   0.375         12              2               13.375             0          0.125        2.75
6247632           6/1/30    8.75   0.375         12              2                13.75             0          0.125        2.75
6247806           3/1/31       8   0.375         12              2                   13             0          0.125        2.75
6248349           6/1/30   8.125   0.375         12              2               13.125             0          0.125        2.75
6248877           6/1/30       8   0.375         12              2                   13             0          0.125        2.75
6249084           7/1/30   8.625   0.375         12              2               13.625             0          0.125        2.75
6249535           7/1/30   8.625   0.375         12              2               13.625             0          0.125        2.75
6251179           7/1/15    8.75   0.375         12              2                13.75             0          0.125        2.75
6251656           8/1/30   8.875   0.375         12              2               13.875             0          0.125        2.75
6251766           7/1/30   8.875   0.375         12              2               13.875             0          0.125        2.75
6253599          10/1/30    8.75   0.375         12              2                13.75             0          0.125        2.75
6254937           8/1/30       8   0.375         12              2                   13             0          0.125        2.75
6257493           9/1/30    8.25   0.375         12              2                13.25             0          0.125        2.75
6261648          11/1/30   7.875   0.375         12              2               12.875             0          0.125        2.75
6272172           5/1/31    7.25   0.375         12              2                12.25             0          0.125        2.75
6273762           7/1/31       7   0.375         12              2                   12             0          0.125        2.75
6274290           6/1/31     7.5   0.375         12              2                 12.5             0          0.125        2.75


Account
Number    Index          LOOKBACK  OTERM  RTERM        PI                  ADDRESS                CITY            STATE    ZIP
------    -------------  --------  -----  -----     --------     --------------------------     ----------      -----   ------
1246043   1 YR Treasury      45      360    318     6306.52      01991 SW PALATINE HILL RD      MULTNOMAH        OR     97219
1661247   1 YR Treasury      45      360    318      2319.4      3619 VINEYARD RIDGE            CINCINNATI       OH     45241
4063970   1 YR Treasury      45      360    320     4657.12      3908 N SHORE DR                AKRON            OH     44333
4070061   1 YR Treasury      45      360    324     3119.35      5980 S. 2950 EAST              OGDEN            UT     84403
4110109   1 YR Treasury      45      360    320     2646.29      109 LATIGO LANE #2             KETCHUM          ID     83340
4121433   1 YR Treasury      45      360    325     6832.06      1800 NORTHSHORE DRIVE          BELLINGHAM       WA     98226
4135090   1 YR Treasury      45      360    325     2646.29      28 QUARRY FARM ROAD            EDGECOMB         ME     04556
4318732   1 YR Treasury      45      360    321     2167.87      2301 N ALDERCREST PLACE        EAGLE            ID     83616
4334337   1 YR Treasury      45      360    321     2135.02      2200 NORTH ALDERCREST PLACE    EAGLE            ID     83616
4355743   1 YR Treasury      45      360    321     2061.78      4290 RIVERBIRCH                ZIONSVILLE       IN     46077
4401414   1 YR Treasury      45      360    322     1848.51      24909 MARINE VIEW DR SOUTH     DES MOINES       WA     98198
4403050   1 YR Treasury      45      360    322     4058.35      1112 FEDERAL AVENUE EAST       SEATTLE          WA     98102
4493464   1 YR Treasury      45      360    325      1923.1      581 LAUREL RIDGE RD            GAHANNA          OH     43230
4511864   1 YR Treasury      45      360    322     8564.38      4201 GULF SHORE BLVD N#1803    NAPLES           FL     34103
4606290   1 YR Treasury      45      360    322     2866.31      2855 ROUND HILL ROAD           AKRON            OH     44333
4607164   1 YR Treasury      45      360    322     5056.55      7837 MORNINGSIDE LANE          INDIANAPOLIS     IN     46240
4618465   1 YR Treasury      45      360    322     3956.45      1 WHISPERWOOD DRIVE            HUNTING VALLEY   OH     44022
4656532   1 YR Treasury      45      360    322     2529.54      26270 CHAPELGATE CT.           PERRYSBURG       OH     43551
4759732   1 YR Treasury      45      360    323     2963.39      1861 SW TURNER ROAD            WEST LINN        OR     97068
4808116   1 YR Treasury      45      360    321     4088.37      13346 GOODALL ROAD             LAKE OSWEGO      OR     97034
4828114   1 YR Treasury      45      360    323     3284.65      26040 FAWNWOOD CT.             BONITA SPRINGS   FL     34134
4871108   1 YR Treasury      45      360    323     4215.89      30 GLENMOOR DRIVE              CHERRY HILLS     CO     80110
4903826   1 YR Treasury      45      360    324     2851.08      12193 ISLAND DRIVE             INDIANAPOLIS     IN     46256
4910864   1 YR Treasury      45      360    319     4557.45      2925 BOOTH CREEK DRIVE         VAIL             CO     81657
4919517   1 YR Treasury      45      360    319     4864.49      2165 E. ALAMEDA AVENUE         DENVER           CO     80209
4995904   1 YR Treasury      45      360    319     2660.57      860 RIDGEWOOD BOULEVARD        HUDSON           OH     44236
6206188   1 YR Treasury      45      360    338     5188.79      1305 CONNECTICUT WOODS DR      HUDSON           OH     44236
6207622   1 YR Treasury      45      360    331     4447.79      939 COAST BOULEVARD  UNIT 20H  LA JOLLA         CA     92037
6214222   1 YR Treasury      45      360    332     1957.81      5256 TAMMANY TRAIL             CARMEL           IN     46033
6217429   1 YR Treasury      45      360    336     2407.24      6482 S FOX CHASE               PENDLETON        IN     46064
6219864   1 YR Treasury      45      360    333     2417.37      715 LAKESIDE AVENUE SOUTH      SEATTLE          WA     98144
6223452   1 YR Treasury      45      360    334     2569.32      4688 SIBEL CT                  POWELL           OH     43065
6223887   1 YR Treasury      45      360    334     6139.59      290 E PENNY PARADE DRIVE       SALT LAKE CITY   UT     84103
6224430   1 YR Treasury      45      360    336     3166.48      32 DORAL DRIVE                 MANHASSET        NY     11030
6225070   1 YR Treasury      45      360    335     3553.41      7470 WATERFALL TRAIL           CHAGRIN FALLS    OH     44022
6227352   1 YR Treasury      45      360    335     2610.25      2375 BALD MOUNTAIN RD          VAIL             CO     81657
6227715   1 YR Treasury      45      360    347     3725.35      1311 CHANTILLY CIRCLE NE       NORTH CANTON     OH     44721
6228607   1 YR Treasury      45      360    347     4257.94      4816 AUTUMN LEAVES DR          BATH             OH     44333
6228634   1 YR Treasury      45      360    337     2264.94      4925 STONEHAVEN DR             COLUMBUS         OH     43220
6228688   1 YR Treasury      45      360    337     3507.53      1670 STONEHEDGE ROAD           PALM SPRINGS     CA     92264
6229833   1 YR Treasury      45      360    336     2584.36      965 GWAY DRIVE                 FOX ISLAND       WA     98333
6234070   1 YR Treasury      45      360    348     5499.28      149 MILL ROAD                  NORTH HAMPTON    NH     03862
6234291   1 YR Treasury      45      360    345     2109.96      1009 FIREWEED DRIVE            MCCALL           ID     83638
6235257   1 YR Treasury      45      360    343     2614.31      10 KLASSEN WAY                 COLONIE          NY     12211
6237480   1 YR Treasury      45      360    342      8360.8      20 E SNAPPER POINT DR          KEY LARGO        FL     33037
6237669   1 YR Treasury      45      360    341     4093.06      175 UNDERDOWN DR               ANN ARBOR        MI     48105
6237879   1 YR Treasury      45      360    353     6217.81      828 HARBOUR ISLES PLACE        NORTH PALM BEACH FL     33410
6238153   1 YR Treasury      45      360    353     4264.92      10834 ONYX DRIVE               CARMEL           IN     46032
6238783   1 YR Treasury      45      360    342     1411.79      3024 CHADBOURNE RD             SHAKER HTS       OH     44120
6240663   1 YR Treasury      45      360    342     2280.22      26997 WYNDHURST #201           BONITA SPRINGS   FL     34134
6242322   1 YR Treasury      45      360    342      2253.8      4439 SW ELEANOR LANE           PORTLAND         OR     97221
6242328   1 YR Treasury      45      360    342     3468.19      16431 NE 50TH WAY              REDMOND          WA     98052
6242953   1 YR Treasury      45      360    343     3360.06      1191 BAYSHORE DR               ENGLEWOOD        FL     34223
6244722   1 YR Treasury      45      360    343     4908.34      1455 ADELAIDE STREET           WESTLAKE         OH     44145
6244927   1 YR Treasury      45      360    342      4104.4      2864 NE 24TH PLACE             FT LAUDERDALE    FL     33305
6245703   1 YR Treasury      45      360    351     3425.51      1216 HOOK ESTATE   DRIVE       DAYTON           OH     45406
6246847   1 YR Treasury      45      360    343     2907.28      1499 BLAKE STREET #3N          DENVER           CO     80202
6247632   1 YR Treasury      45      360    343     2172.73      326 FORESIDE ROAD              CUMBERLAND       ME     04110
6247806   1 YR Treasury      45      360    352     2904.25      5991 HEATHER LANE              HUDSON           OH     44236
6248349   1 YR Treasury      45      360    343     2500.36      6404 84TH AVE CT W             UNIVERSITY PLACE WA     98467
6248877   1 YR Treasury      45      360    343     2119.85      3042 NE 12TH                   PORTLAND         OR     97212
6249084   1 YR Treasury      45      360    344      3733.4      2970 COUNTY ROAD 541           GARDNER          CO     80140
6249535   1 YR Treasury      45      360    344     8695.69      2825 POND RUN ROAD             NEW RICHMOND     OH     45157
6251179   1 YR Treasury      45      180    164     6396.48      4565 BRYNWOOD DRIVE            NAPLES           FL     34119
6251656   1 YR Treasury      45      360    345    10144.48      1220 38TH AVENUE E             SEATTLE          WA     98112
6251766   1 YR Treasury      45      360    344     2864.33      11780 TOWNSHIP RD 406          THORNVILLE       OH     43076
6253599   1 YR Treasury      45      360    347     2615.78      400 EAST THIRD AVE  UNIT 305   DENVER           CO     80209
6254937   1 YR Treasury      45      360    345     2054.55      2493 AUGUSTA DR                NAPLES           FL     34109
6257493   1 YR Treasury      45      360    346     2366.49      400 E THIRD AVENUE #705        DENVER           CO     80203
6261648   1 YR Treasury      45      360    348     3516.59      7492 KING GEORGE DRIVE         NEW ALBANY       OH     43054
6272172   1 YR Treasury      45      360    354     2401.26      11776 BIG COTTONWOOD CYN #207  SALT LAKE COUNTY UT     84121
6273762   1 YR Treasury      45      360    356     2661.21      62 PARK WOODS ROAD             MANHASSET        NY     11030
6274290   1 YR Treasury      45      360    355     2447.26      2810 MALLARD LAKE DRIVE        SEABROOK ISLAND  SC     29455




Account
Number       PROPLIT         PROJTYP           PURPLIT           OCCLIT        MILIT   MICERT   MICOVPCT   FHASECT   VAENT   SALE
------    -------------      -------         -------------    ---------------  -----   ------   --------   -------   -----  ------
1246043   Single Family                      Cash-out Refi    Owner Occupied
1661247   Single Family                      Purchase         Owner Occupied                                                357000
4063970   Single Family                      Term Refi        Owner Occupied
4070061   Single Family                      Term Refi        Owner Occupied
4110109   Condo                              Term Refi        Second Home
4121433   Single Family                      Cash-out Refi    Owner Occupied
4135090   Single Family                      Term Refi        Owner Occupied
4318732   PUD                                Missing          Missing                                                       442000
4334337   PUD                                Missing          Missing                                                       406500
4355743   Single Family                      Purchase         Owner Occupied                                                392315
4401414   Single Family                      Cash-out Refi    Owner Occupied
4403050   Single Family                      Term Refi        Owner Occupied
4493464   Single Family                      Term Refi        Owner Occupied
4511864   Condo                              Missing          Missing                                                      1550000
4606290   Single Family                      Missing          Missing                                                       440000
4607164   Single Family                      Missing          Missing                                                      1060000
4618465   Single Family                      Cash-out Refi    Owner Occupied
4656532   Single Family                      Construction     Owner Occupied
4759732   Single Family                      Missing          Missing
4808116   Single Family                      Purchase         Owner Occupied                                                830000
4828114   PUD                                Cash-out Refi    Owner Occupied
4871108   PUD                                Purchase         Owner Occupied                                                950000
4903826   PUD                                Term Refi        Owner Occupied
4910864   Single Family                      Cash-out Refi    Owner Occupied
4919517   Single Family                      Term Refi        Owner Occupied
4995904   Single Family                      Term Refi        Owner Occupied
6206188   Single Family                      Purchase         Owner Occupied                                               1115000
6207622   Condo             FHLMC Class I    Purchase         Second Home                                                   815000
6214222   Single Family                      Purchase         Owner Occupied                                                350000
6217429   Single Family                      Purchase         Owner Occupied                                                430670
6219864   Single Family                      Purchase         Owner Occupied                                                698000
6223452   Single Family                      Term Refi        Owner Occupied
6223887   PUD                                Purchase         Owner Occupied                                               1150000
6224430   Condo             FHLMC Class III  Purchase         Owner Occupied                                                670000
6225070   Single Family                      Cash-out Refi    Owner Occupied
6227352   Condo                              Purchase         Owner Occupied                                                450000
6227715   Single Family                      Purchase         Owner Occupied                                                663700
6228607   Single Family                      Purchase         Owner Occupied                                                800000
6228634   Condo             FHLMC Class I    Purchase         Owner Occupied                                                405897
6228688   Single Family                      Purchase         Owner Occupied                                                645000
6229833   Single Family                      Purchase         Owner Occupied                                                430000
6234070   Single Family                      Purchase         Owner Occupied                                                915000
6234291   Single Family                      Purchase         Second Home                                                   369677
6235257   Single Family                      Purchase         Owner Occupied                                                426236
6237480   Single Family                      Purchase         Second Home                                                  4100000
6237669   Single Family                      Purchase         Owner Occupied                                                895000
6237879   Single Family                      Term Refi        Second Home                                                  1362000
6238153   Single Family                      Purchase         Owner Occupied                                                701411
6238783   Single Family                      Purchase         Owner Occupied                                                234900
6240663   PUD               FHLMC Class III  Purchase         Second Home                                                   410000
6242322   Single Family                      Cash-out Refi    Owner Occupied
6242328   Single Family                      Purchase         Owner Occupied                                                635500
6242953   Single Family                      Purchase         Second Home                                                   480000
6244722   Single Family                      Purchase         Owner Occupied                                                616963
6244927   Single Family                      Term Refi        Owner Occupied
6245703   Single Family                      Purchase         Owner Occupied                                                495050
6246847   Single Family     FHLMC Class III  Purchase         Owner Occupied                                                510000
6247632   Single Family                      Term Refi        Owner Occupied
6247806   Single Family                      Purchase         Owner Occupied                                                699000
6248349   Single Family                      Purchase         Owner Occupied                                                449900
6248877   Single Family                      Purchase         Owner Occupied                                                288900
6249084   Single Family                      Term Refi        Second Home
6249535   Single Family                      Cash-out Refi    Owner Occupied                                               1500000
6251179   Single Family                      Purchase         Second Home                                                  1800000
6251656   Single Family                      Term Refi        Owner Occupied
6251766   Single Family                      Purchase         Owner Occupied                                                400000
6253599   Condo             FHLMC Class III  Cash-out Refi    Owner Occupied                                                350000
6254937   PUD                                Purchase         Owner Occupied                                                700216
6257493   Condo             FHLMC Class I    Purchase         Second Home                                                   350000
6261648   Single Family                      Purchase         Owner Occupied                                                485000
6272172   Condo             FHLMC Class I    Purchase         Second Home                                                   440000
6273762   Single Family                      Cash-out Refi    Owner Occupied
6274290   Single Family                      Cash-out Refi    Owner Occupied




Account
Number         APPR        UNITS      COUNTY        ESCRPMT     ESCRLIT          DOCLIT                 INVESTOR       ASSUME
------        -------      -----      ------        -------     -------     ------------------      ---------------    ------
1246043       1070000        1           51             0                   Full Documentation      Private Banking      0
1661247        370000        1           61             0                   Full Documentation      Private Banking      0
4063970       1770000        1          153             0                   Alternate Doc           Private Banking      0
4070061        940000        1           57             0                   Full Documentation      Private Banking      0
4110109        510000        1           13             0                   Alternate Doc           Private Banking      0
4121433       1400000        1           73             0                   Full Documentation      Private Banking      0
4135090        510000        1           15             0                   Full Documentation      Private Banking      0
4318732        442000        1            1             0                   Missing                 Private Banking      0
4334337        406500        1            1             0                   Missing                 Private Banking      0
4355743        405000        1           11         39.22                   Full Documentation      Private Banking      0
4401414        442000        1           33        573.49                   Full Documentation      Private Banking      0
4403050        760000        1           33             0                   Full Documentation      Private Banking      0
4493464        390000        1           49             0                   Full Documentation      Private Banking      0
4511864       1550000        1           21             0                   Missing                 Private Banking      0
4606290        445000        1          153             0                   Missing                 Private Banking      0
4607164       1175000        1           97             0                   Missing                 Private Banking      0
4618465        765000        1           35        874.55                   Full Documentation      Private Banking      0
4656532        530000        1          173             0                   Full Documentation      Private Banking      0
4759732        595000        1            5             0                   Missing                 Private Banking      0
4808116        840000        1            5             0                   Full Documentation      Private Banking      0
4828114       1650000        1           71             0                   Full Documentation      Private Banking      0
4871108       1000000        1            5             0                   Full Documentation      Private Banking      0
4903826        660000        1           57             0                   Full Documentation      Private Banking      0
4910864        925000        1           37             0                   Full Documentation      Private Banking      0
4919517       1000000        1           31             0                   Alternate Doc           Private Banking      0
4995904        405000        1          153             0                   Full Documentation      Private Banking      0
6206188       1000000        1          153             0                   Full Documentation      Private Banking      0
6207622        815000        1           73             0                   Alternate Doc           Private Banking      0
6214222        355000        1           57             0                   Alternate Doc           Private Banking      0
6217429        415000        1           95             0                   Alternate Doc           Private Banking      0
6219864        698000        1           33        672.63                   Alternate Doc           Private Banking      0
6223452        465000        1           41             0                   Alternate Doc           Private Banking      0
6223887       1200000        1           35             0                   Alternate Doc           Private Banking      0
6224430        670000        1           59       1266.52                   Alternate Doc           Private Banking      0
6225070        620000        1           35        944.59                   Full Documentation      Private Banking      0
6227352        450000        1           37             0                   Alternate Doc           Private Banking      0
6227715        670000        1          151             0                   Alternate Doc           Private Banking      0
6228607        801500        1          153             0                   Alternate Doc           Private Banking      0
6228634        408000        1           49             0                   Alternate Doc           Private Banking      0
6228688        645000        1           65             0                   Alternate Doc           Private Banking      0
6229833        430000        1           53        990.64                   Alternate Doc           Private Banking      0
6234070       1000000        1           15             0                   Alternate Doc           Private Banking      0
6234291        395000        1           85             0                   Alternate Doc           Private Banking      0
6235257        430000        1            1        215.69                   Full Documentation      Private Banking      0
6237480       4200000        1           87             0                   Alternate Doc           Private Banking      0
6237669        900000        1          161             0                   Alternate Doc           Private Banking      0
6237879       1365000        1           99             0                   Full Documentation      Private Banking      0
6238153        705000        1           57             0                   Full Documentation      Private Banking      0
6238783        235000        1           35        471.21                   Alternate Doc           Private Banking      0
6240663        415000        1           71             0                   Alternate Doc           Private Banking      0
6242322        790000        1           51             0                   Alternate Doc           Private Banking      0
6242328        645000        1           33             0                   Alternate Doc           Private Banking      0
6242953        480000        1          115             0                   Alternate Doc           Private Banking      0
6244722        617000        1           35       1567.66                   Alternate Doc           Private Banking      0
6244927        675000        1           11             0                   Alternate Doc           Private Banking      0
6245703        496000        1          113             0                   Full Documentation      Private Banking      0
6246847        520000        1           31        180.72                   Alternate Doc           Private Banking      0
6247632        425000        1            5             0                   Alternate Doc           Private Banking      0
6247806        440000        1          153             0                   Alternate Doc           Private Banking      0
6248349        450000        1           53             0                   Alternate Doc           Private Banking      0
6248877        293500        1           51             0                   Alternate Doc           Private Banking      0
6249084        800000        1           55             0                   Alternate Doc           Private Banking      0
6249535       1500000        1           25             0                   Alternate Doc           Private Banking      0
6251179       1800000        1           21             0                   Alternate Doc           Private Banking      0
6251656       1600000        1           33       1291.52                   Alternate Doc           Private Banking      0
6251766        400000        1          127             0                   Alternate Doc           Private Banking      0
6253599        355000        1           31        124.28                   Full Documentation      Private Banking      0
6254937        710000        1           21             0                   Full Documentation      Private Banking      0
6257493        355000        1           31             0                   Alternate Doc           Private Banking      0
6261648        485000        1           49        147.25                   Alternate Doc           Private Banking      0
6272172        450000        1           35             0                   Alternate Doc           Private Banking      0
6273762        790000        1           59             0                   Alternate Doc           Private Banking      0
6274290        775000        1           19             0                   Full Documentation      Private Banking      0




Account
Number       ARMPLAN     POINTS       APR
------       -------     ------      ------
1246043        52          1.75      7.629
1661247        52             1      7.653
4063970        56         0.875       7.52
4070061        55             1      6.831
4110109        52         1.375      7.493
4121433        55             1      6.816
4135090        55                     6.75
4318732        55         0.125      7.357
4334337        55          0.25      7.368
4355743        55         0.875      7.462
4401414        55          1.25      7.503
4403050        55                    7.408
4493464        55         0.125       6.99
4511864        55                    7.605
4606290        55           0.5      7.716
4607164        55         1.375      7.304
4618465        55          0.75      7.411
4656532        55           1.5      7.485
4759732        52             1      7.009
4808116        55         3.625      7.281
4828114        55                    7.171
4871108        55         0.125      7.103
4903826        55         0.875      7.111
4910864        55         0.875      7.514
4919517        16          1.25       7.51
4995904        55             3      7.762
6206188         8         0.375      7.347
6207622        55                    7.368
6214222        55                    7.504
6217429        55                    7.937
6219864        55         0.375      7.638
6223452        55          0.75      7.555
6223887        55         1.875      7.649
6224430        54          2.25      7.758
6225070        55                    7.869
6227352        55                    7.938
6227715        17                    8.539
6228607        17           1.5      8.456
6228634        55         0.875      7.864
6228688        55             1      8.067
6229833        55                    8.492
6234070         8                    9.223
6234291         8          0.75      8.985
6235257         8           0.5      8.877
6237480         8                     8.66
6237669        55         4.875      8.201
6237879         8                    7.389
6238153         8                      8.8
6238783        10                    8.705
6240663         8                    8.663
6242322         8             1      8.682
6242328         8          3.25      8.419
6242953         8                    8.771
6244722         8         0.125      8.896
6244927         8                     8.73
6245703         8          1.25      8.806
6246847         8                    8.734
6247632         8                    8.979
6247806         8          3.25      8.937
6248349         8         0.625      8.638
6248877         8          2.75       8.95
6249084         8                    7.987
6249535         8                    8.839
6251179        10           0.5      8.883
6251656         8          0.25      8.885
6251766         8         0.875      8.953
6253599        17         1.625      8.898
6254937         8         1.375      8.513
6257493        46         1.125      8.721
6261648         8         1.875      8.608
6272172         8          0.75      7.099
6273762         8         0.625       6.75
6274290         8         0.125      7.009


  Account       Scheduled
  Number          UPB         City               County                     Name                               Address
  ------       ----------     ------------       ------         -------------------------------    -----------------------------
  8779146      295067.96      GOLD CANYON        PINAL          BIGELOW             RONALD P       10033 E. SLEEPY HOLLOW TRAIL
  8795159      495144.01      ALAMEDA            ALAMEDA        DALLIN              ANDREW M       141 OLDCASTLE LANE
  8810066      557653.94      LOS ANGELES        LOS ANGELES    NEVITT              PAUL C         1254  FAIRBURN AVENUE
  8792062      310092.60      LOS ANGELES        LOS ANGELES    GUZMAN              MICHAEL        1732 S HOLT AVENUE
  8785622      384024.08      LOS ANGELES        LOS ANGELES    FRANKENHEIMER       JOHN           3114  ABINGTON DRIVE
  4254604      359933.05      PLAYA DEL RE       LOS ANGELES    SALTERS             ALISIA G       435 REDLANDS STREET
  4218854      399358.34      LONG BEACH         LOS ANGELES    CLAYTON             RICHARD A      6168 LAGUNA COURT
  4284763      698877.12      NEWPORT BEACH      ORANGE         HAYDEN              JACK N         314 EAST OCEANFRONT
  4258457      169619.90      SAN CLEMENTE       ORANGE         MILLIGAN            CATHERINE A    2818-B CAMINO CAPISTRANO
  8772221      340775.62      AUBURN             NEVADA         BAKER               DAVID K        24675 RIDGE TOP COURT
  8745662      350806.90      INDIAN WELLS       RIVERSIDE      FRATIANNE           ROBERT D       75630 VISTA DEL REY
  4240470      498346.23      JAMUL              SAN DIEGO      KUGLER              LEON M         1847 HONEY SPRINGS ROAD
  8584298      350704.33      ESCONDIDO          SAN DIEGO      DINSBACH            JAY            3326 HOLLY OAK LANE
  4280177      532432.97      REDWOOD CITY       SAN MATEO      MOKKAPATI           JAYA S         201 YARBOROUGH LANE
  4216082      987610.79      LOS ALTOS HI       SANTA CLARA    FONG                MARY M         26430 PURISSIMA ROAD
  4218914      321190.84      MOUNTAIN VIE       SANTA CLARA    FAIRMAN             JEFFERY        114 PACCHETTI WAY
  4254418      398986.06      PALO ALTO          SANTA CLARA    LAU                 ALDRICH N      1941 MIDDLEFIELD ROAD
  4275991      353417.95      EAST PALO AL       SANTA CLARA    GARTRELL            LYDIA          907 BAINES STREET
  4276650      569085.65      LOS ALTOS HI       SANTA CLARA    EVANS               DAVID          12821 ALTA TIERRA ROAD
  4280874      998355.82      LOS ALTOS          SANTA CLARA    MAEYAMA             NEAL S         309 ELEANOR AVENUE
  4246891      399358.34      LOS ALTOS          SANTA CLARA    PHELAN              CATHAL         1215 GRONWALL LANE
  4252400      894090.85      LOS ALTOS          SANTA CLARA    LEE                 JEFFERY H      863 HIGHLANDS CIRCLE
  4276335      303964.68      SUNNYVALE          SANTA CLARA    LILLE               JEFFREY        1046 CHULA VISTA TERRAC
  4284870      285518.07      SUNNYVALE          SANTA CLARA    QUAN                BEN T          271 GARNER DRIVE
  4275666      658887.84      PALO ALTO          SANTA CLARA    SOHN                CHANGSOON      918 ADDISON AVE
  4253732      499093.52      SARATOGA           SANTA CLARA    BRAVO               JOSE U         18548 PASEO LADO
  4289043      561053.00      SARATOGA           SANTA CLARA    CHIEH               DE-CHIH        20277 MERIDA DRIVE
  8157726      438911.69      MODESTO            STANISLAUS     TERPSTRA            MIKE           7717 KIERNAN AVENUE
  4245697      491532.38      SAN FRANCISC       SAN FRANCISC   SPALLAS             GREGORY        352 SHOTWELL
  4262773      379343.80      SAN FRANCISC       SAN FRANCISC   SCHIEBER            PAUL           356 FUNSTON AVENUE
  4215862      548639.58      SAN FRANCISC       SAN FRANCISC   HOM                 ALVIN          162 SYLVAN DRIVE
  4245131      557126.77      SAN FRANCISC       SAN FRANCISC   SHVODIAN            DANIEL         219 BRANNAN STREET UNIT 5D
  4280281      359197.67      SAN FRANCISC       SAN FRANCISC   RAUCH               STEVE          45 VALDEZ AVENUE
  4250224      549117.72      SAN FRANCISC       SAN FRANCISC   VAN GIESEN          KRISTOPHER     1322 BAKER STREET
  4270802      289511.32      SAN FRANCISC       SAN FRANCISC   MOCK                TIFFANY        2121 LAGUNA STREET #2
  4284749      451238.35      SAN FRANCISC       SAN FRANCISC   ALONSO              DAVID S        1880 STEINER STREET #40
  4277024      531146.59      SAN FRANCISC       SAN FRANCISC   DE LA CRUZ          MICHAEL J      164 CLIFFORD TERRACE
  4267839      491168.03      SAN FRANCISC       SAN FRANCISC   JEW                 PETER T        988-990 ANZA STREET
  4253364      375396.83      HAYWARD            CONTRA COSTA   GARAPATI            CHOWDARY S     24949 SILVER THORNE PLACE
  4286051      344418.64      FREMONT            ALAMEDA        CHAO                KENNETH H      5693 LEMKE PLACE
  4213929      364739.20      LIVERMORE          ALAMEDA        PEARSON             TIMOTHY J      442 JEANNIE WAY
  9294713      785552.15      LIVERMORE          ALAMEDA        CHESTERMAN          DAVID J        1676 SORRENTO PLACE
  4282686      614013.46      LIVERMORE          ALAMEDA        NEZAMI              NASSRIN        761 OLD OAK ROAD
  4248695      426814.23      SAN LEANDRO        ALAMEDA        BRENNER             RAYMOND A      2340 SEACREST CT
  4220671      329582.76      UNION CITY         ALAMEDA        FUNG                VICTOR L       34349 CORUM COURT
  4225448      391355.48      UNION CITY         ALAMEDA        ATLURI              VENUGOPAL      1890 TRAVERTINE WAY
  4281496      389358.78      UNION CITY         ALAMEDA        AGGARWAL            ASHOK          4509 BEACON BAY DRIVE
  4270503      400317.97      FREMONT            ALAMEDA        HANDYAL             RAVI K         164 BLACK MOUNTAIN CIR
  9295694      314201.52      FREMONT            ALAMEDA        TABION              ROGELIO M      172 KERRY COMMON
  4269666      419274.73      FREMONT            ALAMEDA        CHEW                BENJAMIN       37792 FRUITWOOD COURT
  4275837      367794.28      FREMONT            ALAMEDA        TAN                 TAO            1301 STRIPER COMMON
  4279687      419292.26      FREMONT            ALAMEDA        BURMAN              STEVEN P       93 KING AVENUE
  4258689      311998.69      FREMONT            ALAMEDA        SUNKIN III          DONALD P       43836 LOCKE AVE
  4276778      384309.49      FREMONT            ALAMEDA        BHATTACHARYA        JISU           34146 GANNON TERRACE
  8783924      280554.35      DUBLIN             ALAMEDA        TAKAHASHI           MAKIKO         8160  MULBERRY PLACE
  4223506      385549.75      DUBLIN             ALAMEDA        COSTA               NANCY L        11709 REGIO DRIVE
  4265543      628964.17      HAYWARD            ALAMEDA        KANG                JOO CHIAN      4150 MYSTIC VIEW COURT
  4277275      409825.06      PLEASANTON         ALAMEDA        CHOI                WOOSUNG        7477 PECAN COURT
  6040180      423374.44      FREMONT            ALAMEDA        AULAKH              PARAMBIR       641 PLOMOSA COURT
  4215095      366591.00      FREMONT            ALAMEDA        HU                  JIAN PING      2103 DORNE PLACE
  4253713      365320.21      FREMONT            ALAMEDA        WU                  JAMES C        811 BEAVER COURT
  4257702      486792.95      FREMONT            ALAMEDA        RAMACHANDRAN        SAMBA          44838 PARKMEADOW DRIVE
  4268655      324155.80      BERKELEY           ALAMEDA        GOLDE               MATTHEW R      563 VINCENTE AVENUE
  4241035      474219.01      FREMONT            ALAMEDA        TAI                 MOHAMMAD K     45389 RUTHERFORD TERRACE
  4293240      407312.50      FREMONT            ALAMEDA        KHARE               KAUSTUBH       65 COMANCHE COURT
  4215764      373939.26      OAKLAND            ALAMEDA        HOROWITZ            ADAM           18041 BROADWAY TERRACE
  8794328      620982.24      OAKLAND            ALAMEDA        FISHER              NICHOLAS C     5707 OAK GROVE AVENUE
  4249446      473853.68      BERKELEY           ALAMEDA        OFSHE               RICHARD J      7112 MARLBOROUGH TERRAC
  4214503      319371.71      OAKLAND            ALAMEDA        LIM                 THIAN B        7055 PINEHAVEN ROAD
  4283437      499157.46      PIEDMONT           ALAMEDA        FULLERTON           DAVID          333 RAMONA AVENUE
  4244352      328206.00      ANTIOCH            CONTRA COSTA   SANLI               ALPAY          4668 SHETLAND WAY
  4258212      346806.69      MARTINEZ           CONTRA COSTA   TANG                DENNIS W       267 OAKWOOD CIRCLE
  4262205      398359.95      PINOLE             CONTRA COSTA   ISMEN               NUVIT          601 CARLOTTA CIRCLE
  9311147      401447.79      DISCOVERY BA       CONTRA COSTA   MITCHELL            GREGORY        5682 DRAKES DRIVE
  4221637      508799.23      SAN RAMON          CONTRA COSTA   HOLDEN              JAMES M        5240 PORTILLO VALLEY DR
  4271221      623808.00      SAN RAMON          CONTRA COSTA   HUANG               RICHARD        617 FAWN RIDGE COURT
  4214593      331966.62      DANVILLE           CONTRA COSTA   VAN MINDE           JEFFREY B      607 ROCK ISLAND CIRCLE
  4255909      559101.68      DANVILLE           CONTRA COSTA   HART                DORA V         20 NATHAN PL #22
  4257053      598474.05      DANVILLE           CONTRA COSTA   COLLIER             LAURENCE G     15 TRISH COURT
  4279455      526154.62      DANVILLE           CONTRA COSTA   WELLS M.D.          STEPHEN R      215 FARM HILL COURT
  4281559      474219.01      DANVILLE           CONTRA COSTA   INGRAM              WENDELL B      328 VERONA AVENUE
  8797651      997402.51      DANVILLE           CONTRA COSTA   MADSEN              KENNETH D      100  VICTORIA PLACE
  4263020      496706.44      DANVILLE           CONTRA COSTA   LIAO                HANQING        3343 DEER HOLLOW DRIVE
  4249139      548953.55      LAFAYETTE          CONTRA COSTA   PAK                 JOHN D         838 LAS TRAMPAS ROAD
  4219604      593023.36      DANVILLE           CONTRA COSTA   PRINCE              GARY A         3148 FOX CREEK DRIVE
  8809322      334825.07      CAMERON PARK       EL DORADO      SOTO                MARCUS         3607  FOXMORE LANE
  8796598      381506.45      SANTA CLARIT       LOS ANGELES    PFARR               THOMAS         24761 HACIENDA LANE
  8784609      406548.14      BURBANK            LOS ANGELES    DERMENJIAN          ARMEN          822 E DELAWARE ROAD
  4276524      438441.57      LOS ANGELES        LOS ANGELES    WEINSTEIN           NINA B         2139 GLENDON AVENUE
  4244328      559079.26      PALOS VERDES       LOS ANGELES    DISANTO             JOSEPH         868 VIA SOMONTE
  4290116      314482.07      SANTA MONICA       LOS ANGELES    HUMPHREY            JEFFREY S      1033 12TH STREET #301
  4245871      374117.06      SALINAS            MONTEREY       FUSON               GREGORY M      1776 LENNOX WAY
  9271288      306009.69      SALINAS            MONTEREY       RAMOS               CRISPIN M      17822 PASANTE ROAD
  6038882      321957.53      MILL VALLEY        MARIN          ROWE                SUSAN M        233 RICARDO ROAD
  6039676      498851.59      GREENBRAE          MARIN          DIBBLEE             THOMAS L       126 LA CUESTA DRIVE
  9287786      627332.38      MILL VALLEY        MARIN          TALBOT              MICHAEL S      657 LOVELL AVENUE
  4266170      341464.79      FAIRFAX            MARIN          HUNT                JOHN D         26 CLAUS CIRCLE
  4222994      493167.58      MILL VALLEY        MARIN          WELLBELOVED         MELANIE P      496 EAST BLITHEDALE AVE
  4272206      309502.72      SAN ANSELMO        MARIN          JOHNSON             LINDA F        8 BUTTERFIELD ROAD
  4279398      499157.46      SAN ANSELMO        MARIN          PIPER               MARK S         115 TARRY ROAD
  4239365      505227.58      SAINT HELENA       NAPA           VON KARL            THOMAS W       1730 SILVERADO TRAIL
  4249764      336445.91      RANCHO SANTA       ORANGE         HUBERT              MARK D         6 FREESIA
  4214595      354041.20      FOUNTAIN VAL       ORANGE         DHANANI             NAZMIN         9134 BLAIR RIVER CIRCLE
  8767973      616996.59      COTO DE CAZA       ORANGE         BOUKAI              IFRAN A        6 HAWTHORNE LANE
  4240323      730017.78      COTO DE CAZA       ORANGE         DE BRUYNE           ANDREW ADRIAN  15 RIVER ROCK DRIVE
  9292122      643226.58      COTO DE CAZA       ORANGE         TERKEL              KENNETH H      33 ELLIOT LANE
  8775852      307219.27      HUNTINGDON B       ORANGE         ECKHAUS             JILL           20896 SAILMAKER CIRCLE
  4277036      575076.03      NEWPORT BEAC       ORANGE         JOHNSTON            TERRY          480 62ND STREET
  4247968      645962.13      SANTA CRUZ         SANTA CRUZ     HENDERSON           PATRICK        3671 LA MADRONA DR
  4257709      998355.82      SANTA CRUZ         SANTA CRUZ     BORELLI             RALPH          90 23RD AVENUE
  4260168      449278.14      WATSONVILLE        SANTA CRUZ     STEIN               ANDREW J       2661 BEACH RD UNIT 26
  9271153      526560.27      SAN JOSE           SANTA CLARA    LUSPO JR            JESUS A        5917 GLENEAGLES CIRCLE
  4280920      384366.98      SAN JOSE           SANTA CLARA    KANUMURU            MURALI         3659 CEDAR KNOLL COURT
  4285241      998314.94      SAN JOSE           SANTA CLARA    SMITH               DEREK M        5109 VICENZA WAY
  6023792      447187.80      SAN JOSE           SANTA CLARA    SUTHERLAND          DARREN         473 KNOLLCREST AVE
  9291433      352060.49      SAN JOSE           SANTA CLARA    MILLER              PATRICK D      224 SOUTH 14TH STREET
  9285079      363077.32      SAN JOSE           SANTA CLARA    KUHNS               BRENT C        599 TUSCARORA DRIVE
  4272226      397377.15      SAN JOSE           SANTA CLARA    DELGADO             IRAN           2666 GRANDVIEW DRIVE
  6041167      998273.18      GILROY             SANTA CLARA    CHARRON             STEVE          2819 DAY ROAD
  4251717      411838.30      SAN JOSE           SANTA CLARA    CAPONE              JOHN M         6631 CATAMARAN ST
  4247317      428910.00      SAN JOSE           SANTA CLARA    SANDHU              PARAMJIT       3181 SIMBERLAN DRIVE
  4259648      383501.26      SAN JOSE           SANTA CLARA    BURNS               GREG M         2665 MILLION COURT
  4264328      359152.38      SAN JOSE           SANTA CLARA    SATHAWANE           HRISHIKESH     3025 STEVENS LANE
  4289913      314428.92      SAN JOSE           SANTA CLARA    MONROE              MILDRED        302 BALLYMORE CIRCLE
  4289792      389326.53      SAN JOSE           SANTA CLARA    KULKARNI            MANISH         3563 MITTON COURT
  4254087      219638.27      MILPITAS           SANTA CLARA    MAUNG               AUNG T         163 BUSKIRK ST
  9290623      530651.45      SAN JOSE           SANTA CLARA    SINGH               HARINDER       2277 FAIRCREST DRIVE
  4265487      367394.94      SANTA CLARA        SANTA CLARA    COMPTON             JACKIE M       1187 FAIRFIELD AVENUE
  4274339      411355.26      SANTA CLARA        SANTA CLARA    HYPKO               KAI            171 KERRY DRIVE
  4252357      406330.81      SAN JOSE           SANTA CLARA    PFEIFFER            TIMOTHY J      2411 LASCAR PLACE
  4279874      358892.40      SAN JOSE           SANTA CLARA    YANG                HEE J          4426 JAN WAY
  4284486      567968.44      SAN JOSE           SANTA CLARA    GUNN                ROBERT W       1149 FREMONT AVENUE
  4274602      415332.68      MOUNTAIN VIE       SANTA CLARA    WILLIAMS            MARK J         2466 ALVIN STREET
  4292430      331925.83      MOUNTAIN VIE       SANTA CLARA    CALHOUN             RONALD M       284 LASSEN AVE
  6022620      339440.98      MOUNTAIN VIE       SANTA CLARA    DOYLE               DAVID P        232 CENTRAL AVENUE
  4268541      448940.48      MORGAN HILL        SANTA CLARA    GREGG JR.           GARY S         2678 CALICO COURT
  4266038      299245.61      SAN JOSE           SANTA CLARA    PATEL               RASHMIKANT H   1180 LOCKHAVEN WAY
  4278430      451216.88      SAN JOSE           SANTA CLARA    DONG                GLEN           2341 RADIO AVENUE
  4250101      492688.60      SAN JOSE           SANTA CLARA    KOO                 CHAIK          1351 ALDERBROOK LANE
  4275788      449222.92      SAN JOSE           SANTA CLARA    XIANG               JIANGXU        6525 IVY LANE
  4266254      385410.76      SUNNYVALE          SANTA CLARA    GORELIK             VADIM          855 BROOKLINE DRIVE #B,UNIT B
  9293962      586509.49      SUNNYVALE          SANTA CLARA    IKI                 JEAN M         1086 VALLEY FORGE DRIVE
  4248780      419256.83      SUNNYVALE          SANTA CLARA    PAIK                RAYMOND S      1295 KNICKERBOCKER DRIVE
  4286667      549073.21      SUNNYVALE          SANTA CLARA    CARLSON             RICHARD A      569 MIDDLEBURY DRIVE
  4279468      401854.31      PALO ALTO          SANTA CLARA    SNODGRASS           GREGORY D      2749 COWPER STREET
  4279479      496482.36      PALO ALTO          SANTA CLARA    GHAFFARI            SHOALEH        2143 & 2145 PARK BLVD
  4253243      502131.42      CUPERTINO          SANTA CLARA    TU                  KAI-NIEN       21869 MONTE COURT
  4253141      746237.63      CUPERTINO          SANTA CLARA    SETLUR              GOVINDARAJ N   21430 VIA AVNEUE
  8825675      309214.20      LOS GATOS          SANTA CLARA    BEATTY              MARY P         526 PINE WOOD COURT
  4250275      842858.07      SAN JOSE           SANTA CLARA    PERRY               STEVEN W       6470 PFEIFFER RANCH COURT
  8785053      422976.74      SAN JOSE           SANTA CLARA    COLLINS             GARY W         1320 SHELBY CREEK LANE
  4282632      595943.65      LOS GATOS          SANTA CLARA    FLANNERY            ANTHONY F      70 OAK GROVE AVENUE
  4260197      748766.87      LOS GATOS          SANTA CLARA    ALMAN               MARK D         159 LONGMEADOW
  4286205      612957.95      LOS GATOS          SANTA CLARA    PATEL               ANIL           108 VIA DE TESOROS
  4288045      524048.21      LOS GATOS          SANTA CLARA    DRYG                BARBARA ANN    15850 BLOSSOM HILL ROAD
  4274738      499197.93      SAN JOSE           SANTA CLARA    HINOJOS             FRANK E        1417 BEATTIE COURT
  4278281      333748.30      ESCONDIDO          SAN DIEGO      ILLANES             OSCAR          2377 SOUTH SUMMIT CIRCLE
  8752824      333745.38      SAN DIEGO          SAN DIEGO      STERRETT JR.        ARTHUR M       16743 CIMARRON CREST DRIVE
  6021157      399257.07      SAN DIEGO          SAN DIEGO      AMES                JEFFERY A      11941 DAPPLE WAY
  4279264      350000.00      CARLSBAD           SAN DIEGO      DELAUNEY            WARWICK        1225 BELLEFLOWER ROAD
  8792958      372732.36      SAN DIEGO          SAN DIEGO      SAAD                NICO           2457  GERANIUM STREET
  5999356      374117.06      SAN DIEGO          SAN DIEGO      LANE                TIMOTHY C      3027 FREEMAN STREET
  8740324      329183.75      LA JOLLA           SAN DIEGO      REEDER              PAUL A         1530  VISTA CLARIDAD
  8843836      406866.05      SAN DIEGO          SAN DIEGO      YONO                NAZAR F        510 FIRST AVENUE #1502
  4222929      307493.58      TRACY              SAN JOAQUIN    SELLERS             MARK           1880 COLUMBIA COURT
  4248922      648931.29      SAN MATEO          SAN MATEO      BROCCHIERI          LUCIANO        863 VIEWRIDGE DR.
  4256297      366411.28      SAN MATEO          SAN MATEO      ZAGORSKI            MARK F         2051 POTOMAC WAY
  4266834      424074.61      SAN MATEO          SAN MATEO      LUDOVICO            MICHAEL        4005 FERNWOOD STREET
  4215717      349175.92      FOSTER CITY        SAN MATEO      OAKLEY              TERRI A        706 CELESTIAL LANE
  9293099      564066.52      REDWOOD CITY       SAN MATEO      KO                  KEVIN S        2060 ROCKPORT AVENUE
  4242208      397876.37      MENLO PARK         SAN MATEO      O'SHEA              TIM G          1313 SHERMAN AVE
  4286792      586959.58      MENLO PARK         SAN MATEO      ROBERTS             LAURIE A       959 OLIVE STREET
  6015463      770000.00      MENLO PARK         SAN MATEO      ROSSI JR.           THEODORE M     1065 CASCADE DRIVE
  4220029      399324.10      SAN CARLOS         SAN MATEO      FERRERO             MELISSA A      1811 EATON AVENUE
  4266696      545145.55      SAN CARLOS         SAN MATEO      CRISWELL            JEFF           638 DARTMOUTH AVENUE
  4214592      603575.55      HILLSBOROUGH       SAN MATEO      KNIGHT              JAMES B        35 LIVE OAK LANE
  4265275      559101.68      WOODSIDE           SAN MATEO      ROBINSON JR         CHARLES L      571 ELEANOR DRIVE
  4259244      648877.57      BURLINGAME         SAN MATEO      KRISHNAN            SAJAI          1128 BERNAL AVE
  4271432      497809.76      BURLINGAME         SAN MATEO      MCLAUGHLIN          STEVEN B       1116 BALBOA AVENUE
  4275503      798716.70      BURLINGAME         SAN MATEO      MILLER              VICTORIA H     1312 CORTEZ AVENUE
  6024562      648352.35      SAN MATEO          SAN MATEO      LOH                 CHRISTOPHER J  331 ARAGON BLVD
  8829850      337562.99      AMERICAN CAN       NAPA           PRAZAK              GARY           753  HUNTINGTON WAY
  8415268      338717.89      FOLSOM             SACRAMENTO     LUTZ                DAVID          1001 LEVEN COURT
  4270512      438915.45      OAKDALE            STANISLAUS     LUTOSKY             SHARON         12612 RANCHERIA DRIVE
  4275544      359378.34      SANTA BARBAR       SANTA BARBAR   AUERBACH            LARRY          860 SKYVIEW DRIVE
  4240935      535229.71      SIMI VALLEY        VENTURA        HUTTON              THOMAS E       351 SYCAMORE GROVE STREET
  8710153      374756.35      CAMARILLO          VENTURA        WEBB                MICHAEL E      405 AVENIDA VALENCIA
  8793686      358866.46      CAMARILLO          VENTURA        WU                  WEISHU         775  AVENIDA VALENCIA
  8793156      406715.30      THOUSAND OAK       VENTURA        KING                STEVEN F       2802 FLORENTINE COURT
  4242225      527652.21      THOUSAND OAK       VENTURA        GRIMES              ROBERT C       3270 WINDMIST AVENUE
  8822273      466041.46      CENTENNIAL         ARAPAHOE       OELSNER             DONALD G       7735 SOUTH BISCAY STREET
  8799953      418353.69      LITTLETON          JEFFERSON      BAYTOK              EMRE           9505 SOUTH FLOWER WAY
  8724076      403973.39      CONIFER            JEFFERSON      WHITE               DIANE E        9074 S EAGLE CLIFF RD
  4258611      643443.41      WASHINGTON         DISTRICT OF    CHAUVIN             LOUIS P        5270 LOUGHBORO ROAD NW
  4258622      423922.69      WASHINGTON         DISTRICT OF    ABBOTT JR           HERSCHEL L     4344 WESTOVER PLACE NW
  8842624      383026.61      WASHINGTON         DISTRICT OF    WALICKI             MARTIN R       4105 46TH STREET N.W.
  8831179      518649.30      WILMINGTON         NEW CASTLE     HOSSAIN             ZAKIR          3 E MOZART DRIVE
  6039970      368297.92      MIRAMAR            BROWARD        PARNELL             DOUGLAS R      3020 SW 187 TERRACE
  8744110      454877.04      DELRAY BEACH       DE SOTO        AUGUST              G L            1439 ESTUARY TRAIL
  8852216      350897.00      TERRA VERDI        PINELLAS       SCHULTE             PETER G        116 9TH STREET EAST
  8863206      334434.74      INDIAN ROCKS       PINELLAS       ASTORQUIZA          HAROLD         2504 GULF BOULEVARD
  4262420      423948.77      SARASOTA           SARASOTA       LUMPKIN             DOUGLAS B      5421 SIESTA COVE DR
  4261018      379294.21      SARASOTA           SARASOTA       HILMES              JEROME B       4900 WINDSOR PARK
  8813188      502783.69      DAYTONA BEAC       ALACHUA        PREISS              JOHN W         1815 LINDBERG LANE
  4268445      350563.28      ATLANTA            DEKALB         LAZZARO III         NICHOLAS P     1248 ZIMMER ROAD
  8844368      212800.00      MARIETTA           COBB           WIGGINS             MARC A         1506 WOOD THRUSH WAY
  8907715      268000.00      DUNWOODY           DE KALB        HAGAN               TIMOTHY G      1885  TRUMBULL DRIVE
  4273747      877831.52      WINNETKA           COOK           KLEIN               THOMAS A       590 SHERIDAN ROAD
  6034738      449058.09      CHICAGO            COOK           MCCRACKEN           LAWRENCE L     161 EAST CHICAGO UNIT 40F
  6014957      314570.85      CHICAGO            COOK           SCHMEDT             LINDA G        2721 N. WILTON AVENUE UNIT 2S
  8527586      682266.19      CHICAGO            COOK           MONTGOMERY          CHARLES S      1508 W WRIGHTWOOD AVENUE
  8816832      284295.08      BARRINGTON H       COOK           BUTCHNESS           RANDAL J       3 SARA LANE
  8817655      338400.00      BARRINGTON         COOK           JOHNSON             MICHAEL R      1161 GLENWOOD LANE
  4251511      443926.06      GREEN OAKS         LAKE           PLATH               CHRISTOPHER    14101 WEST RODMELL COURT
  8855509      425768.00      MUNDELEIN          LAKE           FLETCHER            DARYLL D       22256 MASHIE COURT
  4258791      399028.48      NAPERVILLE         WILL           WILT                STEVAN J       2311 SKYLANE DRIVE
  8840917      339696.74      NAPERVILLE         DUPAGE         GROM                EDWARD         3831 MIST FLOWER LANE
  4249548      306343.61      GURNEE             LAKE           MEANS               CHRISTOPHER C  4258 WATERFORD WAY
  4265697      394418.53      NAPERVILLE         DU PAGE        HALKERSTON          MICHELLE D     3904 TALLGRASS DR
  8822799      682349.30      NEWTON             MIDDLESEX      FITZGIBBON          SEAN           6 RISLEY ROAD
  4275848      199411.55      BOSTON             SUFFOLK        DELSIGNORE          SUSAN M        63 ATLANTIC UNIT 7A UNIT 7A
  5933178      597491.50      BOSTON             SUFFOLK        RAHEMTULLA          AMIR           1 AVERY STREET, UNIT
  4266256      462456.96      BOSTON             SUFFOLK        WHITE               GARRET J       350 COLUMBUS AVENUE #6 UNIT 6
  8783891      323725.71      WAYLAND            MIDDLESEX      ZHENG               JIEFEI         74 SCHOOL STREET
  6040972      312785.74      WALTHAM            MIDDLESEX      RIOS                ARNULFO S      49 CIRCLE DRIVE
  4284216      368378.21      ACTON              MIDDLESEX      PAJAK               ANDREW P       12 MARSHALL PATH UNIT 16
  8611202      458363.11      BOXFORD            ESSEX          HIROMURA            JEFFREY A      248 GEORGETOWN ROAD
  4276124      387829.12      ASHLAND            MIDDLESEX      THIVIERGE           RAYMOND L      48 WADSWORTH ROAD
  8831970      757076.06      WELLESLEY          NORFOLK        BANNISH             ROBERT G       147  GLEN ROAD
  8746541      645818.13      MEDFIELD           NORFOLK        WOODS               GREGORY A      3  MONKS WAY
  8852776      997526.53      WESTWOOD           NORFOLK        OCONNELL            WILLIAM J      23  LONGMEADOW DRIVE
  4270761      318432.06      DAMASCUS           MONTGOMERY     MALO                KENNETH C      9625 GREENEL ROAD
  8831293      446836.32      DEXTER             WASHTENAW      KIPKE               DARYL R        5041  DEXTER PINCKNEY DRIVE
  4226281      399274.82      SALINE             WASHTENAW      BAILEY              BRYANT         1987 BROOKVIEW DRIVE
  8435346      328455.26      GOLDEN VALLE       HENNEPIN       ROE                 DEANE          209 NATCHEZ AVE SO
  8760032      428456.62      ORONO              HENNEPIN       TICHY               PAUL E         2615  COUNTRYSIDE DRIVE
  8841813      324092.14      ORONO              HENNEPIN       STEPHENSON III      REVIS L        1850  FOX RIDGE ROAD
  8842517      279539.62      EDINA              HENNEPIN       HALVORSON           LINDA S        6936  MOCCASIN VALLEY ROAD
  4244012      551430.71      CLAYTON            ST LOUIS       COHEN               JEROME D       8138 WESTMORELAND AVENU
  8867831      423812.80      ST LOUIS           ST. LOUIS      SALVATO             PHILIP         85 ABERDEEN PLACE
  6036254      511532.11      EDGEWATER          BERGEN         BRAZDA              PAUL J         204 ADAMS COURT
  8800758      470898.47      HENDERSON          CLARK          RECKLAUS            RICHARD A      14 VIA SALERNO
  8590371      541527.84      LAS VEGAS          CLARK          AHN                 SANG S         11313 GOLDEN CHESTNUT PLACE
  4241947      294984.45      BROOKLYN           KINGS          HERMANN             ASTRID         93 LEXINGTON AVE 2, UNIT 2
  4258153      299201.54      BEDFORD            WESTCHESTER    PARKER              STEPHEN R      30 MILLBROOK PLACE
  8641351      348784.43      WEST LAFAYET       TIPPECANOE     MANNERING           FRED L         3308 MORGAN STREET
  4240403      291508.57      BENTONVILLE        BENTON         REEVES              JEFFREY B      4 CANTERBURY PARK
  4240936      451182.55      UNIVERSITY P       DALLAS         SCOBELL             MICHAEL W      2905 MILTON STREET
  8501854      334810.12      ROUND ROCK         WILLIAMSON     BAIER               MICHAEL P      1502 LAKE FOREST COVE
  8511475      408643.90      BROOMFIELD         ADAMS          BLOOM               JAY D          4085  BROADMOOR LOOP
  8788453      383726.60      SUPERIOR           BOULDER        ALLEN               SHAHRIAR B     590 CAMPO WAY
  8830565      498120.69      DESTIN             WALTON         KRASA               ROBERT P       4844 WESTWINDS DRIVE
  8827528      415249.88      CHATTANOOGA        HAMILTON       CHIRUMBOLE          FRANK W        5525  MOUNTAIN BREEZE DRIVE
  8816058      387016.26      PERU               MIAMI          MULIS               JAMES          1223 N HARBOUR POINTE DRIVE
  8833466      337477.26      CROSSLAKE          CROW WING      PATNODE             STEVEN J       12902  RUSHMOOR BLVD
  8833624      334108.42      COPPELL            DENTON         PERAK               DEBORA M       414 DOWNING DRIVE
  6033774      389275.64      PLANO              COLLIN         PLATE               RAYMOND A      3201 GLENEAGLES COURT
  4277890       94971.38      DALLAS             DALLAS         KUBICKI             ROBERT P       3443 BINKLEY AVENUE
  4271627      525280.09      SAN ANTONIO        BEXAR          BRUNER              RICHARD J      24820 PLAYER OAKS
  8786828      377810.96      DRIPPING SPR       TRAVIS         HIGGS               JOE E          501  PEMBERTON WAY
  4245125      339856.32      ERIE               BOULDER        KARLSSON            MAGNUS G       2703 ODELL DRIVE
  8818976      318690.11      SNOWMASS VIL       PITKIN         GOLDMAN             ELLIOT H       35  LOWER WOODBRIDGE ROAD
  4258434      331198.76      JACKSON            TETON          WATSON              CHESTER H      405 MOULTON LOOP
  8855309      431702.92      KETCHUM            BLAINE         LERNER              ADAM M         660 2ND AVENUE SOUTH #1
  4251636      392000.00      FOREST             BEDFORD        CHRISTOVICH         DAVID          113 BROOKSTONE DRIVE
  4249393      405269.89      OMAHA              DOUGLAS        HOLEN               JODI S         18520 SHADOW RIDGE DRIVE
  6041829      341323.16      SOUTHLAKE          TARRANT        BESS                JAMES A        3100 POWHATAN RD
  4299917      468000.00      AUSTIN             TRAVIS         SNIKERIS            ERIK J         1921 CHALK ROCK COVE
  4249699      475094.34      LAFAYETTE          BOULDER        COWPERTHWAITE       JEREMY         1745 PEREGRINE COURT
  8888235      114000.00      FT COLLINS         LARIMER        WEBB                SCOTT C        543  YUMA CT
  8744178      359087.47      COLORADO SPR       EL PASO        OLERICH             KEN T          19820  LOCKRIDGE DRIVE
  4269396      372152.05      JACKSON            TETON          CHATHAM III         HUGH           630 W HILLSIDE UNIT B1
  8796893      418935.38      ORANGE             CUYAHOGA       CHEN                YIPING         175 HONEYBELLE OVAL
  8844925      354055.20      TULSA              TULSA          MAHER               THOMAS M       9613 S VANDALIA AVE
  6032142      334350.31      GIBSONIA           BUTLER         SCHNECK             PHILIP W       303 APPLE RIDGE CT
  4250325      359315.04      DOYLESTOWN         BUCKS          BURCZAK             MICHAEL A      104 SPRING MEADOW LANE
  6041354      299469.16      BERWYN             CHESTER        AHMED               NADIM          568 WATFORD LANE
  4272398      450854.25      HOUSTON            HARRIS         WILKES              RICHARD E      223 SUGARBERRY CIRCLE
  4248594      335189.10      ARLINGTON          ARLINGTON      O'BRIEN             BONNIE A       2521 18TH STREET NORTH
  4253966      480113.54      MCLEAN             FAIRFAX        CHRISTIANSEN        JOHN F         868 SCONSET LANE
  4253861      336410.72      ASHBURN            LOUDOUN        LEMMON              KEVIN K        20336 ADVANTAGE COURT
  4258312      405000.00      LEESBURG           LOUDOUN        BRAUN               DAVID A        43617 EMERALD DUNES PLAC
  4288892      332046.71      LEESBURG           LOUDOUN        CHALASANI           SAIBABU        819 LARCH VALLEY COURT
  8778611      452821.83      GIG HARBOR         PIERCE         DUNHAM              JOSEPH L       3307  9TH AVENUE COURT N.W.
  8817313      398617.54      BOTHELL            SNOHOMISH      WAITE               DAVID          1024  218TH STREET SW
  4247871      528623.32      BROOKFIELD         WAUKESHA       BURNS               WILLIAM B      2505 KEATS COURT
  4270527      318592.68      OCONOMOWOC         WAUKESHA       CORRIGAN            JAMES M        N66 W38592 NORTH WOODLAKE CIR
  4254853      312420.79      PORTSMOUTH         ROCKINGHAM     EGGEMEIER           THOMAS B       37 ORCHARD STREET
  4242146      355322.66      AVON               HARTFORD       HJELLE              STEINAR        12 COACHMANS RUN
  4249808      463138.20      AVON               HARTFORD       SNAITH              PHILIP N       77 HENLEY WAY
  4261100      998051.16      FARMINGTON         HARTFORD       ALLOCCO             ANDREW         6 ATWATER STREET
  4258147      997955.91      FAIRFIELD          FAIRFIELD      PALAZZO             JOANN          96 LAUREL BROOK LN
  8801255      306956.04      NEWTOWN            FAIRFIELD      PANOR               BRUCE          9 OBTUSE ROAD
  4258389      598830.68      NEW CANAAN         FAIRFIELD      CAMPBELL            REID T         4 HOLMEWOOD LANE
  4248251      551448.79      WESTPORT           FAIRFIELD      GALLOWAY            JOHN D         27 HITCHCOCK ROAD
  4267193      351129.37      CRANFORD           UNION          RUDOLPH             RONALD M       19 HAMPTON STREET
  8660534      421578.36      WYCKOFF TOWN       BERGEN         MOHAMMADISH         MEHDI          105 FIELDSTONE TERRACE
  8694815      338867.50      CHESTER TOWN       MORRIS         MALUSZCZAK          ARKADIUSZ      22 LINABARY LANE
  4267078      374336.46      FLORHAM PARK       MORRIS         EVELAND             ROBERT S       63 EDGEWOOD DRIVE
  8815791      498701.25      OCEAN CITY         CAPE MAY       CHIARELLI           GIANFRANCO     913  ST CHARLES PLACE
  8774474      322860.23      LARCHMONT          WESTCHESTER    BESTHOFF            ANTHONY W      779 FOREST AVENUE
  8680758      671254.71      SCARSDALE          WESTCHESTER    AXELROD             MATTHEW B      11  DONELLAN STREET
  8684380      366223.64      POTOMAC            MONTGOMERY     MUSALEM             PABLO J        1986 LANCASHIRE DRIVE
  8863480       87875.00      SILVER SPRIN       MONTGOMERY     MELLON              DANIEL R       8329 GRUBB ROAD #202
  8331580      353116.39      REISTERSTOWN       BALTIMORE      PAGE                JOHN D         5 BONDI WAY
  8798488      399081.27      CORNELIUS          MECKLENBURG    BROCK               TERRY E        18400 BALMORE PINES LANE
  8831755      319048.61      ATLANTA            FULTON         DELLI-GATTI         RODNEY E       7390  VILLAGE CREEK TRACE
  4297642      326684.90      MIAMI              MIAMI-DADE     MANSON              PAMELA N       17131 NE 11 COURT
  8793285      492000.00      CORDOVA            SHELBY         HERNDON             CAROL A        2503 EAGLE RIDGE LANE
  8747439      542200.66      HUDSON             SUMMIT         KIMMERLE            WILLIAM L      250 COLLEGE STREET
  8749683      331198.76      BINGHAM FARM       OAKLAND        TILLANDER           MICHAEL B      30200 OAKVIEW WAY #160
  4221850      347073.78      ANN ARBOR          WASHTENAW      WINE                LLOYD E        4814 GULLANE DRIVE
  4255854      387364.80      NORTHVILLE         WAYNE          HOLTER              COREY K        370 EATON
  8819069      296317.83      SOUTH LYON         OAKLAND        VAN TASSEL          WILLIAM J      57574 HIDDEN TIMBERS ST
  8798554      504621.92      HOPKINS            HENNEPIN       MCHALE              WILLIAM J      941 NINE MILE COVE SOUTH
  8837822      386967.33      EDEN PRAIRIE       HENNEPIN       SCHUMACHER          ROGER          8555  RED OAK DRIVE
  8820403      498763.29      ARLINGTON HE       COOK           TRANTER             SCOTT H        952 SCARSDALE COURT
  8829063      347091.43      INVERNESS          COOK           COLASACCO           MARK           842 MUIRFIELD ROAD
  8834479      360424.40      PALATINE           COOK           SCHMITT             RICHARD L      1121 WILLOW ST
  4223599      486698.47      SKOKIE             COOK           GOLDBERG            STEVEN         8836 KOSTNER TERRACE
  8815930      292224.40      CHICAGO            COOK           SCANNELL            PETER A        6122 NORTH LENOX AVENUE
  8853761      347088.66      AURORA             ARAPAHOE       MARKLEY             MICHAEL        6580 S WALDEN AVENUE
  8764773      878847.04      DENVER             DENVER         COLEMAN             JONATHAN D     151 VINE ST
  8753850      421694.06      LITTLETON          JEFFERSON      HARRIS QUANQUIN     BRUNO J        4497 E PHILLIP PLACE
  8768003      997586.66      PHOENIX            MARICOPA       ANCIRA              MARGARET M     4651 NORTH ALTA HACIENDA DRI
  8821137      436834.28      PHOENIX            MARICOPA       FAKHRI              MANSOUR        13618 SOUTH 34TH STREET
  8539574      745605.22      MESA               MARICOPA       GIBB                DAVID N        1330 N 40TH STREET
  8384879      299275.04      SCOTTSDALE         MARICOPA       PETTA               SHERRY A       24634 N 76TH PL
  8676290      309194.79      SCOTTSDALE         MARICOPA       PAGE                BARBARA J      11144 E WINCHCOMB
  8698522      443454.48      SCOTTSDALE         MARICOPA       CARLSON             DUANE S        9732  EAST PRESERVE WAY
  5872034      299456.11      ALBUQUERQUE        BERNALILLO     BROCK               JON T          5705 EVENING STAR DRIVE NE
  4269243      450728.38      WEST LINN          CLACKAMAS      ANDERSON            LAWRENCE       5365 SUMMIT STREET
  8794339      578081.62      PORTLAND           MULTNOMAH      ONDER               JOHN A         2600 SW GEORGIAN PLACE
  8778305      433271.65      BELLEVUE           KING           BOLINGER            MARK R         12090 SOUTHEAST 41ST STREET
  4241839      394230.20      BELLEVUE           KING (RTA)     RABE                MARK D         13314 S.E. 44TH PLACE
  8690537      554084.43      WOODINVILLE        KING           BURKE               MATTHEW K      12410 198TH AVENUE NORTHEAST
  8831354      386066.04      SEATTLE            KING           KING                MICHAEL S      8227 INTERLAKE AVENUE NORTH
  8839850      797972.13      HIGHLAND PAR       LAKE           ORDON               DAVID A        255 OAK KNOLL TERRACE


  Account        First        Maturity     Next Rt                          Orig
  Number       Pymt Date       Date       Reset Dt    State     Zip        Balance   Sale Price     Appraisal    Rate      PI
  ------       ---------      -------     --------    -----    -----       -------   ----------     ---------   -----    -------
  8779146         8/1/01      7/1/31        7/1/06     AZ      85219       296000       370000        370000     7.25    2019.24
  8795159         8/1/01      7/1/31        7/1/06     CA      94502       497000            0        840000    6.375    3100.63
  8810066         8/1/01      7/1/31        7/1/06     CA      90024       560000       700000        700000     6.75    3632.15
  8792062         8/1/01      7/1/31        7/1/06     CA      90035       311200       389000        389000    6.625    1992.65
  8785622         9/1/01      8/1/31        8/1/06     CA      90210       385000            0       1000000    6.875    2529.18
  4254604         9/1/01      8/1/31        8/1/06     CA      90293       360000            0        450000     6.75       2025
  4218854        10/1/01      9/1/31        9/1/06     CA      90803       400000            0        603000    7.125    2694.88
  4284763        10/1/01      9/1/31        9/1/06     CA      92661       700000      2200000       2200000    7.125    4716.03
  4258457        10/1/01      9/1/31        9/1/06     CA      92672       170000            0        243000        7    1131.02
  8772221         9/1/01      8/1/31        8/1/06     CA      95602       341600       427000        427000    7.125    2301.42
  8745662         8/1/01      7/1/31        7/1/06     CA      92210       352000            0        500000    6.875    2312.39
  4240470         8/1/01      7/1/31        7/1/06     CA      91935       500000       629000        645000        7    3326.51
  8584298         9/1/01      8/1/31        8/1/06     CA      92027       351532       391026        394000     7.25    2398.07
  4280177        10/1/01      9/1/31        9/1/06     CA      94061       533400       762000        765000      6.5    3371.46
  4216082         9/1/01      8/1/31        8/1/06     CA      94022       990000            0       1800000    7.125    6669.82
  4218914         9/1/01      8/1/31        8/1/06     CA      94040       322000            0        460000    7.125    2169.38
  4254418         9/1/01      8/1/31        8/1/06     CA      94301       400000            0        890000    6.875    2627.72
  4275991        10/1/01      9/1/31        9/1/06     CA      94303       354000            0        560000        7    2355.18
  4276650        10/1/01      9/1/31        9/1/06     CA      94022       570000            0       1450000    7.125     3840.2
  4280874        10/1/01      9/1/31        9/1/06     CA      94022      1000000            0       3679000        7    6653.03
  4246891        10/1/01      9/1/31        9/1/06     CA      94024       400000            0       1600000    7.125    2694.88
  4252400        10/1/01      9/1/31        9/1/06     CA      94024       895600            0       1550000    6.875    5883.46
  4276335        10/1/01      9/1/31        9/1/06     CA      94086       311500            0        455500    7.125    2098.64
  4284870        10/1/01      9/1/31        9/1/06     CA      94086       286000       409000        411000    6.875    1878.82
  4275666        10/1/01      9/1/31        9/1/06     CA      94301       660000            0       2150000    6.875    4335.74
  4253732        10/1/01      9/1/31        9/1/06     CA      95070       500000            0        735000      6.5    3160.35
  4289043        10/1/01      9/1/31        9/1/06     CA      95070       562000            0        970000    6.875    3691.94
  8157726         9/1/01      8/1/31        8/1/06     CA      95358       440000            0        555000        7    2927.33
  4245697         9/1/01      8/1/31        8/1/06     CA      94110       493600            0        640000     7.25    3367.23
  4262773        10/1/01      9/1/31        9/1/06     CA      94118       380000            0        700000     6.75    2464.68
  4215862         9/1/01      8/1/31        8/1/06     CA      94132       550000            0        735000        7    3659.17
  4245131        10/1/01      9/1/31        9/1/06     CA      94107       558000            0        850000     7.25    3806.55
  4280281        10/1/01      9/1/31        9/1/06     CA      94112       360000            0        700000        7       2100
  4250224        10/1/01      9/1/31        9/1/06     CA      94115       550000            0        745000    7.125    3705.46
  4270802        10/1/01      9/1/31        9/1/06     CA      94115       290000            0        450000    6.875     1905.1
  4284749        10/1/01      9/1/31        9/1/06     CA      94115       452000       565000        565000    6.875    2969.32
  4277024        10/1/01      9/1/31        9/1/06     CA      94117       532000       665000        665000    7.125    3584.19
  4267839        10/1/01      9/1/31        9/1/06     CA      94118       492000            0        860000    6.875    3232.09
  4253364        10/1/01      9/1/31        9/1/06     CA      94544       376000            0        470000    7.125    2533.19
  4286051        10/1/01      9/1/31        9/1/06     CA      94538       345000            0        495000    6.875    2266.41
  4213929         9/1/01      8/1/31        8/1/06     CA      94550       365600       457000        457000     7.25    2494.04
  9294713         9/1/01      8/1/31        8/1/06     CA      94550       787500      1050000       1050000        7    5239.26
  4282686        10/1/01      9/1/31        9/1/06     CA      94550       615000            0       1025000    7.125    4143.37
  4248695        10/1/01      9/1/31        9/1/06     CA      94579       427500            0        570000    7.125    2880.15
  4220671         9/1/01      8/1/31        8/1/06     CA      94587       330400            0        475000        7    2198.16
  4225448        10/1/01      9/1/31        9/1/06     CA      94587       392000       490000        493000        7    2607.99
  4281496        10/1/01      9/1/31        9/1/06     CA      94587       390000            0        610000        7    2594.68
  4270503         9/1/01      8/1/31        8/1/06     CA      94536       401500            0        590000    6.875    2637.57
  9295694         9/1/01      8/1/31        8/1/06     CA      94536       315000            0        450000    6.875    2069.33
  4269666        10/1/01      9/1/31        9/1/06     CA      94536       420000            0        750000     6.75    2724.12
  4275837        10/1/01      9/1/31        9/1/06     CA      94536       368400            0        468000        7    2450.98
  4279687        10/1/01      9/1/31        9/1/06     CA      94536       420000            0        635000    6.875    2759.11
  4258689        10/1/01      9/1/31        9/1/06     CA      94555       312500            0        450000    7.125    2105.38
  4276778        10/1/01      9/1/31        9/1/06     CA      94555       385000            0        484000    6.875    2529.18
  8783924         9/1/01      8/1/31        8/1/06     CA      94568       281250            0        375000        7    1871.16
  4223506        10/1/01      9/1/31        9/1/06     CA      94568       386250            0        525000      6.5    2441.37
  4265543        10/1/01      9/1/31        9/1/06     CA      94542       630000            0        910000        7    4191.41
  4277275        10/1/01      9/1/31        9/1/06     CA      94588       410500            0        515000        7    2731.07
  6040180         8/1/01      7/1/31        7/1/06     CA      94539       424850       531101        535000     6.75    2755.57
  4215095         9/1/01      8/1/31        8/1/06     CA      94539       367500            0        490000        7    2444.99
  4253713        10/1/01      9/1/31        9/1/06     CA      94539       366000       766000        766000    6.375    2283.37
  4257702         9/1/01      8/1/31        8/1/06     CA      94539       488000            0        618000        7    3246.68
  4268655         9/1/01      8/1/31        8/1/06     CA      94707       325000       625000        625000     6.75    2107.94
  4241035        10/1/01      9/1/31        9/1/06     CA      94539       475000            0       2450000        7    3160.19
  4293240        10/1/01      9/1/31        9/1/06     CA      94539       408000       510000        590000    6.875    2680.27
  4215764         9/1/01      8/1/31        8/1/06     CA      94611       375000       689000        689000    6.875    2463.49
  8794328         9/1/01      8/1/31        8/1/06     CA      94618       622522       778190        779000        7    4141.65
  4249446         9/1/01      8/1/31        8/1/06     CA      94705       475000            0       1375000    7.125    3200.16
  4214503        10/1/01      9/1/31        9/1/06     CA      94611       320000            0        650000    6.875    2102.18
  4283437        10/1/01      9/1/31        9/1/06     CA      94611       500000            0       2000000    6.875    3284.65
  4244352         9/1/01      8/1/31        8/1/06     CA      94509       329000            0        470000    7.125    2216.54
  4258212         9/1/01      8/1/31        8/1/06     CA      94553       347950       434938        434999    7.125    2344.21
  4262205        10/1/01      9/1/31        9/1/06     CA      94564       399000            0        509000    7.125    2688.14
  9311147         7/1/01      6/1/31        6/1/06     CA      94514       403000            0        550000    7.375    2783.42
  4221637         9/1/01      8/1/31        8/1/06     CA      94583       510000            0        772000     7.25     3479.1
  4271221        10/1/01      9/1/31        9/1/06     CA      94583       629000            0        930000    6.875    4132.09
  4214593        10/1/01      9/1/31        9/1/06     CA      94526       332500            0        585000    7.125    2240.12
  4255909        10/1/01      9/1/31        9/1/06     CA      94526       560000            0       1250000    7.125    3772.83
  4257053         9/1/01      8/1/31        8/1/06     CA      94526       600000            0       1190000    6.875    3941.57
  4279455        10/1/01      9/1/31        9/1/06     CA      94526       527000            0        795000    7.125     3550.5
  4281559        10/1/01      9/1/31        9/1/06     CA      94526       475000       700000        706000        7    3160.19
  8797651         9/1/01      8/1/31        8/1/06     CA      94506      1000000      1600000       1600000     6.75    6485.98
  4263020         9/1/01      8/1/31        8/1/06     CA      94506       498000            0       1653000     6.75    3230.02
  4249139        10/1/01      9/1/31        9/1/06     CA      94549       550000            0        800000     6.25    3386.45
  4219604        10/1/01      9/1/31        9/1/06     CA      94506       594000            0        950000        7     3951.9
  8809322         8/1/01      7/1/31        7/1/06     CA      95672       335992       419990        420000     6.75    2179.24
  8796598         9/1/01      8/1/31        8/1/06     CA      91321       382500            0        650000     6.75    2480.89
  8784609         8/1/01      7/1/31        7/1/06     CA      91504       408000            0        563000    6.625    2612.47
  4276524        10/1/01      9/1/31        9/1/06     CA      90025       439200       542000        549000     6.75    2848.65
  4244328        10/1/01      9/1/31        9/1/06     CA      90274       560000            0        840000        7     3725.7
  4290116        10/1/01      9/1/31        9/1/06     CA      90403       315000       450000        459000        7    2095.71
  4245871         9/1/01      8/1/31        8/1/06     CA      93906       375000            0        500000     7.25    2558.17
  9271288         9/1/01      8/1/31        8/1/06     CA      93907       306750            0        409000    7.125    2066.64
  6038882         8/1/01      7/1/31        7/1/06     CA      94941       323000            0        925000    7.125    2176.12
  6039676         9/1/01      8/1/31        8/1/06     CA      94904       500000            0        915000    7.375    3453.38
  9287786         9/1/01      8/1/31        8/1/06     CA      94941       628850            0       1750000    7.125    4236.68
  4266170        10/1/01      9/1/31        9/1/06     CA      94930       342000            0        515000     7.25    2333.05
  4222994        10/1/01      9/1/31        9/1/06     CA      94941       494000            0        625000    6.875    3245.23
  4272206        10/1/01      9/1/31        9/1/06     CA      94960       310000            0        600000    7.125    2088.53
  4279398        10/1/01      9/1/31        9/1/06     CA      94960       500000            0       1190000    6.875    3284.65
  4239365        10/1/01      9/1/31        9/1/06     CA      94574       506000            0       1700000    7.375    3494.82
  4249764        10/1/01      9/1/31        9/1/06     CA      92688       337000            0        525000        7    2242.07
  4214595         9/1/01      8/1/31        8/1/06     CA      92708       370000            0        535000     7.25    2524.06
  8767973         8/1/01      7/1/31        7/1/06     CA      92679       619200       774490        780000    6.625    3964.81
  4240323        10/1/01      9/1/31        9/1/06     CA      92679       731250            0       1125000    6.875     4803.8
  9292122        10/1/01      9/1/31        9/1/06     CA      92679       645000            0        950000        7    4291.21
  8775852         9/1/01      8/1/31        8/1/06     CA      92648       308000       385000        385000    6.875    2023.34
  4277036        10/1/01      9/1/31        9/1/06     CA      92660       576000       720000        720000    7.125    3880.62
  4247968        10/1/01      9/1/31        9/1/06     CA      95060       647000            0       1150000    7.125    4358.96
  4257709        10/1/01      9/1/31        9/1/06     CA      95062      1000000      2500000       2500000        7    6653.03
  4260168        10/1/01      9/1/31        9/1/06     CA      95076       450000            0        800000    7.125    3031.74
  9271153         9/1/01      8/1/31        8/1/06     CA      95138       528000            0       1250000      6.5    3337.32
  4280920        10/1/01      9/1/31        9/1/06     CA      95121       385000            0        510000        7    2561.42
  4285241        10/1/01      9/1/31        9/1/06     CA      95138      1000000      1625000       1625000    6.875    6569.29
  6023792        10/1/01      9/1/31        9/1/06     CA      95138       448000       560000        560000      6.5    2831.67
  9291433         9/1/01      8/1/31        8/1/06     CA      95112       353000            0        505000    6.625     2260.3
  9285079         9/1/01      8/1/31        8/1/06     CA      95123       364000            0        490000    6.875    2391.22
  4272226        10/1/01      9/1/31        9/1/06     CA      95133       398000            0        680000     7.25    2715.07
  6041167        10/1/01      9/1/31        9/1/06     CA      95020      1000000            0       2150000     6.75    6485.99
  4251717        10/1/01      9/1/31        9/1/06     CA      95119       412500            0        595000    7.125    2779.09
  4247317         9/1/01      8/1/31        8/1/06     CA      95148       430000            0        625000    6.875     2824.8
  4259648         9/1/01      8/1/31        8/1/06     CA      95148       384500            0        565000     6.75    2493.86
  4264328         9/1/01      8/1/31        8/1/06     CA      95148       360000            0        480000     7.25    2455.84
  4289913        10/1/01      9/1/31        9/1/06     CA      95136       315000       420000        420000      6.5    1991.02
  4289792        10/1/01      9/1/31        9/1/06     CA      95148       390000            0        565000     6.75    2529.54
  4254087        10/1/01      9/1/31        9/1/06     CA      95035       220000            0        450000        7    1463.67
  9290623         9/1/01      8/1/31        8/1/06     CA      95124       532000            0        760000    6.875    3494.87
  4265487        10/1/01      9/1/31        9/1/06     CA      95050       368000       460000        475000        7    2448.32
  4274339        10/1/01      9/1/31        9/1/06     CA      95050       412000       515000        515000     7.25    2810.57
  4252357        10/1/01      9/1/31        9/1/06     CA      95124       407000            0        605000        7    2707.79
  4279874        10/1/01      9/1/31        9/1/06     CA      95124       359500            0        450000        7    2391.77
  4284486        10/1/01      9/1/31        9/1/06     CA      95126       569000            0        813000      6.5    3596.47
  4274602        10/1/01      9/1/31        9/1/06     CA      94043       416000       520000        520000    7.125    2802.67
  4292430        10/1/01      9/1/31        9/1/06     CA      94043       332500            0        555000     6.75    2156.59
  6022620        10/1/01      9/1/31        9/1/06     CA      94043       340000       425000        425000        7    2262.03
  4268541         9/1/01      8/1/31        8/1/06     CA      95037       450000            0        700000     7.25    3069.79
  4266038         9/1/01      8/1/31        8/1/06     CA      95129       300000            0        720000        7    1995.91
  4278430        10/1/01      9/1/31        9/1/06     CA      95125       451960       564950        589000        7    3006.91
  4250101        10/1/01      9/1/31        9/1/06     CA      95129       493500            0        740000        7    3283.27
  4275788        10/1/01      9/1/31        9/1/06     CA      95129       450000            0        755000     6.75     2918.7
  4266254        10/1/01      9/1/31        9/1/06     CA      94087       386000            0        484500    7.375    2666.01
  9293962         9/1/01      8/1/31        8/1/06     CA      94087       588000            0        850000    6.875    3862.75
  4248780        10/1/01      9/1/31        9/1/06     CA      94087       420000       525000        525000    6.625    2689.31
  4286667        10/1/01      9/1/31        9/1/06     CA      94087       550000      1050000       1050000    6.875    3613.11
  4279468        10/1/01      9/1/31        9/1/06     CA      94306       402500            0       1850000    7.125    2711.72
  4279479        10/1/01      9/1/31        9/1/06     CA      94306       497300            0        855000        7    3308.55
  4253243        10/1/01      9/1/31        9/1/06     CA      95014       503000            0       1200000     6.75    3262.45
  4253141        10/1/01      9/1/31        9/1/06     CA      95014       750000            0       1650000        7    4989.77
  8825675         9/1/01      8/1/31        8/1/06     CA      95032       310000       440000        440000    6.875    2036.48
  4250275         9/1/01      8/1/31        8/1/06     CA      95120       845000            0       1350000    6.875    5551.05
  8785053         9/1/01      8/1/31        8/1/06     CA      95120       424000       530000        530000    7.125    2856.57
  4282632        10/1/01      9/1/31        9/1/06     CA      95030       597000            0        861000    6.625    3822.66
  4260197        10/1/01      9/1/31        9/1/06     CA      95032       750000            0       1500000        7    4989.77
  4286205        10/1/01      9/1/31        9/1/06     CA      95032       615000            0       1165000    6.875    4040.12
  4288045        10/1/01      9/1/31        9/1/06     CA      95032       525000            0        910000      6.5    3318.36
  4274738        10/1/01      9/1/31        9/1/06     CA      95120       500000            0        720000    7.125     3368.6
  4278281        10/1/01      9/1/31        9/1/06     CA      92026       334400       352000        354000    6.125    2031.85
  8752824         8/1/01      7/1/31        7/1/06     CA      92127       335150       418990        420000    6.875     2201.7
  6021157        10/1/01      9/1/31        9/1/06     CA      92128       400000       500000        500000    6.375    2495.48
  4279264         9/1/01      8/1/31        8/1/06     CA      92009       350000            0        630000        7    2041.67
  8792958         8/1/01      7/1/31        7/1/06     CA      92109       374000            0        550000    6.875    2456.91
  5999356         9/1/01      8/1/31        8/1/06     CA      92106       375000            0        665000     7.25    2558.17
  8740324         9/1/01      8/1/31        8/1/06     CA      92037       330000            0        775000        7     2195.5
  8843836         9/1/01      8/1/31        8/1/06     CA      92101       407900       509996        745000    6.875    2679.61
  4222929        10/1/01      9/1/31        9/1/06     CA      95376       308000       385000        390000        7    2049.14
  4248922        10/1/01      9/1/31        9/1/06     CA      94403       650000            0        835000        7    4324.47
  4256297        10/1/01      9/1/31        9/1/06     CA      94403       367000            0        530000    7.125    2472.55
  4266834        10/1/01      9/1/31        9/1/06     CA      94403       425000            0        685000    6.875    2791.95
  4215717         9/1/01      8/1/31        8/1/06     CA      94404       350000            0        565000     7.25    2387.62
  9293099         9/1/01      8/1/31        8/1/06     CA      94065       565500            0        870000    6.875    3714.94
  4242208        10/1/01      9/1/31        9/1/06     CA      94025       398500            0       1117000     7.25    2718.48
  4286792        10/1/01      9/1/31        9/1/06     CA      94025       588000            0       1900000    6.625    3765.03
  6015463        10/1/01      9/1/31        9/1/06     CA      94025       770000            0       1825000      6.5    4170.83
  4220029        10/1/01      9/1/31        9/1/06     CA      94070       399950            0        795000     7.25    2728.37
  4266696        10/1/01      9/1/31        9/1/06     CA      94070       546000            0        780000     7.25    3724.69
  4214592         9/1/01      8/1/31        8/1/06     CA      94010       605000            0       2250000     7.25    4127.17
  4265275        10/1/01      9/1/31        9/1/06     CA      94062       560000            0       1375000    7.125    3772.83
  4259244        10/1/01      9/1/31        9/1/06     CA      94010       650000            0        960000     6.75    4215.89
  4271432        10/1/01      9/1/31        9/1/06     CA      94010       500000      1215000       1240000    6.625    3201.56
  4275503        10/1/01      9/1/31        9/1/06     CA      94010       800000            0       1290000    7.125    5389.75
  6024562         9/1/01      8/1/31        8/1/06     CA      94402       650000            0       1350000    6.875    4270.04
  8829850         9/1/01      8/1/31        8/1/06     CA      94503       338400       338400        342000        7    2251.38
  8415268         9/1/01      8/1/31        8/1/06     CA      95630       339600       424519        428000     6.75    2202.64
  4270512         9/1/01      8/1/31        8/1/06     CA      95361       442000            0        625000    7.125    2977.84
  4275544        10/1/01      9/1/31        9/1/06     CA      93108       360000            0       1150000     6.75    2334.96
  4240935        10/1/01      9/1/31        9/1/06     CA      93065       536250       715000        720000     6.25    3301.79
  8710153         8/1/01      7/1/31        7/1/06     CA      93012       376000            0        470000        7    2501.54
  8793686         8/1/01      7/1/31        7/1/06     CA      93012       360000            0        450000     7.25    2455.83
  8793156         8/1/01      7/1/31        7/1/06     CA      91362       408000            0        510000     7.25    2783.28
  4242225        10/1/01      9/1/31        9/1/06     CA      91362       528500            0        755000    7.125    3560.61
  8822273         9/1/01      8/1/31        8/1/06     CO      80016       520000            0        750000    7.125    3503.34
  8799953         8/1/01      7/1/31        7/1/06     CO      80127       419742       524678        525000        7    2792.55
  8724076         9/1/01      8/1/31        8/1/06     CO      80433       405000            0       1400000    6.875    2660.56
  4258611         9/1/01      8/1/31        8/1/06     DC      20016       645000            0        900000    7.125    4345.48
  4258622         9/1/01      8/1/31        8/1/06     DC      20016       425000       625000        625000    6.875    2791.95
  8842624         9/1/01      8/1/31        8/1/06     DC      20016       384000       480000        492000    6.875    2522.61
  8831179         9/1/01      8/1/31        8/1/06     DE      19807       520000            0        800000     6.75    3372.71
  6039970        10/1/01      9/1/31        9/1/06     FL      33029       369000       410000        410000     6.25       2272
  8744110         9/1/01      8/1/31        8/1/06     FL      33483       456033       598045        595000    6.875    2995.81
  8852216         9/1/01      8/1/31        8/1/06     FL      33715       350897       438622        442500      6.5    1900.69
  8863206         9/1/01      8/1/31        8/1/06     FL      33785       335000       335000        335000     6.75    1884.38
  4262420         9/1/01      8/1/31        8/1/06     FL      34242       425000       600000        600000        7    2827.54
  4261018        10/1/01      9/1/31        9/1/06     FL      34235       380000       475000        475000    6.375    2370.71
  8813188         9/1/01      8/1/31        8/1/06     FL      32124       504000       630000        630000    7.125    3395.54
  4268445        10/1/01      9/1/31        9/1/06     GA      30306       351200       439000        444000      6.5    2219.83
  8844368         9/1/01      8/1/31        8/1/06     GA      30062       212800       266000        266000      6.5    1152.67
  8907715        10/1/01      9/1/31        9/1/06     GA      30338       268000       335000        340000    6.125    1367.92
  4273747        10/1/01      9/1/31        9/1/06     IL      60093       880000      1100000       1100000    4.875    4657.04
  6034738        10/1/01      9/1/31        9/1/06     IL      60611       450000       829500        829500     5.75    2626.08
  6014957        10/1/01      9/1/31        9/1/06     IL      60614       315200       394000        395000        6    1889.79
  8527586         9/1/01      8/1/31        8/1/06     IL      60614       684000       855000        860000    6.875    4493.39
  8816832         9/1/01      8/1/31        8/1/06     IL      60010       285000       525000        525000        7    1896.11
  8817655         9/1/01      8/1/31        8/1/06     IL      60010       338400       423000        424000    6.875    1938.75
  4251511         9/1/01      8/1/31        8/1/06     IL      60048       445000            0        645000    7.125    2998.05
  8855509         9/1/01      8/1/31        8/1/06     IL      60060       426850            0        675000    6.875     2804.1
  4258791         9/1/01      8/1/31        8/1/06     IL      60564       400000       500000        500000    7.125    2694.87
  8840917         9/1/01      8/1/31        8/1/06     IL      60564       340560       378403        380000    6.875    2237.24
  4249548        10/1/01      9/1/31        9/1/06     IL      60031       306900       341000        341000      6.5    1939.82
  4265697        10/1/01      9/1/31        9/1/06     IL      60564       395100       493876        500000     6.75    2562.62
  8822799         9/1/01      8/1/31        8/1/06     MA      02465       684000       855000        855000    7.125    4608.23
  4275848        10/1/01      9/1/31        9/1/06     MA      02110       200000            0        725000    6.875    1313.86
  5933178        10/1/01      9/1/31        9/1/06     MA      02114       598500       798000        815000    6.875    3931.72
  4266256        10/1/01      9/1/31        9/1/06     MA      02116       463200            0        635000    7.125    3120.67
  8783891         8/1/01      7/1/31        7/1/06     MA      01778       324800       406000        407000        7     2160.9
  6040972        10/1/01      9/1/31        9/1/06     MA      02452       313578       405000        405000        5    1683.36
  4284216        10/1/01      9/1/31        9/1/06     MA      01720       369000            0        815000    6.875    2424.07
  8611202         8/1/01      7/1/31        7/1/06     MA      01921       460000       580000        582000    6.625    2945.43
  4276124        10/1/01      9/1/31        9/1/06     MA      01721       388500            0        518000     6.75    2519.81
  8831970         9/1/01      8/1/31        8/1/06     MA      02481       759000       949000        949000    6.875    4986.09
  8746541         9/1/01      8/1/31        8/1/06     MA      02052       647500       925000        942000     6.75    4199.67
  8852776         9/1/01      8/1/31        8/1/06     MA      02090      1000000            0       2550000        7    6653.03
  4270761        10/1/01      9/1/31        9/1/06     MD      20872       319100       514100        515000     5.75    1862.19
  8831293         9/1/01      8/1/31        8/1/06     MI      48130       448000       560000        560000     6.75    2905.72
  4226281        10/1/01      9/1/31        9/1/06     MI      48176       400000       522000        522000      6.5    2528.28
  8435346         8/1/01      7/1/31        7/1/06     MN      55416       329600       412000        412000     6.75    2137.78
  8760032         9/1/01      8/1/31        8/1/06     MN      55356       429600       537000        537000    6.625    2750.78
  8841813         9/1/01      8/1/31        8/1/06     MN      55356       325000       605000        596000    6.375    2027.58
  8842517        10/1/01      9/1/31        9/1/06     MN      55439       280000            0        474000        7    1862.85
  4244012         8/1/01      7/1/31        7/1/06     MO      63105       553400            0        800000    6.625    3543.49
  8867831         9/1/01      8/1/31        8/1/06     MO      63105       425000       625000        630000    6.375    2651.45
  6036254         9/1/01      8/1/31        8/1/06     NJ      07020       513000       570000        570000     6.25    3158.63
  8800758         8/1/01      7/1/31        7/1/06     NV      89011       472500       675000        680000    6.875    3103.99
  8590371         9/1/01      8/1/31        8/1/06     NV      89135       542904       678630        680000    6.875    3566.49
  4241947         9/1/01      8/1/31        8/1/06     NY      11238       296000       370000        415000    7.125    1994.21
  4258153         9/1/01      8/1/31        8/1/06     NY      10506       300000            0        565000    6.625    1920.94
  8641351         8/1/01      7/1/31        7/1/06     IN      47906       350000       445000        460000     6.75    2270.09
  4240403         8/1/01      7/1/31        7/1/06     AR      72712       292500       325000        330000    6.875    1921.52
  4240936         8/1/01      7/1/31        7/1/06     TX      75205       453000       753000        760000        6    2715.96
  8501854         8/1/01      7/1/31        7/1/06     TX      78664       335977       419972        420500     6.75    2179.14
  8511475         8/1/01      7/1/31        7/1/06     CO      80020       410000       525163        526000        7    2727.74
  8788453         8/1/01      7/1/31        7/1/06     CO      80027       385000       499900        505000        7    2561.41
  8830565         8/1/01      7/1/31        7/1/06     FL      32550       500000       750000        750000    6.625    3201.56
  8827528         9/1/01      8/1/31        8/1/06     TN      37421       416500       627500        627500        6    2497.13
  8816058         9/1/01      8/1/31        8/1/06     IN      46970       388000            0        485000    6.875    2548.88
  8833466         9/1/01      8/1/31        8/1/06     MN      56442       338400            0        423000      6.5    2138.92
  8833624         9/1/01      8/1/31        8/1/06     TX      75019       335000       470000        475000    6.625    2145.04
  6033774        10/1/01      9/1/31        9/1/06     TX      75093       390000       592500        600000    6.375     2433.1
  4277890         9/1/01      8/1/31        8/1/06     TX      75205       396000       495000        506000     6.75    2568.45
  4271627         9/1/01      8/1/31        8/1/06     TX      78258       526844    658555.23        660000     6.25    3243.87
  8786828         9/1/01      8/1/31        8/1/06     TX      78737       379300            0        840000    7.125    2555.41
  4245125         9/1/01      8/1/31        8/1/06     CO      80516       340720       425900        426000    6.875    2238.29
  8818976         9/1/01      8/1/31        8/1/06     CO      81615       319500            0        490000    6.875    2098.89
  4258434         9/1/01      8/1/31        8/1/06     WY      83001       332000            0        820000    7.125    2236.75
  8855309         9/1/01      8/1/31        8/1/06     ID      83340       432800       541000        541000    6.875    2843.19
  4251636        10/1/01      9/1/31        9/1/06     VA      24551       392000       490000        498000      6.5    2123.33
  4249393        10/1/01      9/1/31        9/1/06     NE      68130       406100       532500        535000    5.875    2402.24
  6041829        10/1/01      9/1/31        9/1/06     TX      76092       341845       359837        372000    7.375    2361.04
  4299917        10/1/01      9/1/31        9/1/06     TX      78735       468000       585000        630000        6       2340
  4249699        10/1/01      9/1/31        9/1/06     CO      80026       476000       595000        595000     6.25    2930.82
  8888235        10/1/01      9/1/31        9/1/06     CO      80525       114000            0        175000        6        570
  8744178         9/1/01      8/1/31        8/1/06     CO      80908       360000       450000        450000    6.875    2364.94
  4269396        10/1/01      9/1/31        9/1/06     WY      83001       372750       532500        534000    7.125    2511.29
  8796893         9/1/01      8/1/31        8/1/06     OH      44022       420000       525000        525000    6.875     2759.1
  8844925         9/1/01      8/1/31        8/1/06     OK      74137       355000       500000        500000    6.625     2273.1
  6032142         9/1/01      8/1/31        8/1/06     PA      15044       335200       419000        425000    6.875    2202.03
  4250325        10/1/01      9/1/31        9/1/06     PA      18901       360000       470000        475000     6.25    2216.59
  6041354        10/1/01      9/1/31        9/1/06     PA      19312       300000       375000        375000    6.625    1920.94
  4272398         9/1/01      8/1/31        8/1/06     TX      77024       452000       565000        569000    6.875    2969.32
  4248594         9/1/01      8/1/31        8/1/06     VA      22201       336000            0        420000    7.125     2263.7
  4253966         9/1/01      8/1/31        8/1/06     VA      22102       481275            0        680000    7.125    3242.44
  4253861         8/1/01      7/1/31        7/1/06     VA      20147       337500       375000        385000    7.125    2273.81
  4258312         9/1/01      8/1/31        8/1/06     VA      20176       405000       607835        630000    7.125    2404.69
  4288892         9/1/01      8/1/31        8/1/06     VA      20176       332850       369865        370000    7.125    2242.48
  8778611         8/1/01      7/1/31        7/1/06     WA      98335       454400       568000        580000     6.75    2947.23
  8817313         9/1/01      8/1/31        8/1/06     WA      98021       400000            0        535000     5.25    2208.81
  4247871         9/1/01      8/1/31        8/1/06     WI      53045       530000       675000        680000     6.75    3437.57
  4270527        10/1/01      9/1/31        9/1/06     WI      53066       319200       399000        405000     6.25    1965.37
  4254853        10/1/01      9/1/31        9/1/06     NH      03801       315000       350000        355000      6.5    1991.02
  4242146        10/1/01      9/1/31        9/1/06     CT      06001       356000       486000        486000     6.25    2191.96
  4249808        10/1/01      9/1/31        9/1/06     CT      06001       464000       580000        580000    6.375    2894.76
  4261100        10/1/01      9/1/31        9/1/06     CT      06032      1000000      1258000       1258000    6.125    6076.11
  4258147        10/1/01      9/1/31        9/1/06     CT      06430      1000000      3750000       3750000    5.875    5915.38
  8801255         8/1/01      7/1/31        7/1/06     CT      06470       308000            0        410000    6.875    2023.34
  4258389        10/1/01      9/1/31        9/1/06     CT      06840       600000      1550000       1550000    6.125    3645.67
  4248251        10/1/01      9/1/31        9/1/06     CT      06880       552500       652500        670000     6.25    3401.84
  4267193         9/1/01      8/1/31        8/1/06     NJ      07016       352000       440000        442000        7    2341.86
  8660534         8/1/01      7/1/31        7/1/06     NJ      07481       422910       469990        470000     7.25    2884.99
  8694815         9/1/01      8/1/31        8/1/06     NJ      07930       339750       377500        379000     6.75    2203.61
  4267078        10/1/01      9/1/31        9/1/06     NJ      07932       375000            0        500000    6.625    2401.17
  8815791         9/1/01      8/1/31        8/1/06     NJ      08226       500000            0       1000000     6.75    3242.99
  8774474         8/1/01      7/1/31        7/1/06     NY      10538       324000       405000        410000     6.75    2101.46
  8680758         9/1/01      8/1/31        8/1/06     NY      10583       672800       841000        850000    7.375    4646.86
  8684380         8/1/01      7/1/31        7/1/06     MD      20854       367500            0        490000     6.75     2383.6
  8863480         9/1/01      8/1/31        8/1/06     MD      20910        87875        92500         92500     6.75      494.3
  8331580         9/1/01      8/1/31        8/1/06     MD      21136       354036       442546        447000     6.75    2296.27
  8798488         9/1/01      8/1/31        8/1/06     NC      28031       400000            0       1200000    7.375     2762.7
  8831755         9/1/01      8/1/31        8/1/06     GA      30328       319900       399900        405000    6.625    2048.35
  4297642        10/1/01      9/1/31        9/1/06     FL      33162       327250       385000        390000     6.75    2122.54
  8793285         9/1/01      8/1/31        8/1/06     TN      38018       492000            0        615000     7.25     2972.5
  8747439         8/1/01      7/1/31        7/1/06     OH      44236       544000       700000        700000        7    3619.25
  8749683         9/1/01      8/1/31        8/1/06     MI      48025       332000       415000        415000    7.125    2236.75
  4221850         9/1/01      8/1/31        8/1/06     MI      48103       348000            0        635000    6.625    2228.29
  4255854        10/1/01      9/1/31        9/1/06     MI      48167       388720       485900        486000      5.5    2207.11
  8819069         9/1/01      8/1/31        8/1/06     MI      48178       297000            0        330000    7.375    2051.31
  8798554         8/1/01      7/1/31        7/1/06     MN      55343       506424       633031        639500    6.625    3242.69
  8837822         9/1/01      8/1/31        8/1/06     MN      55347       388000            0        650000    6.625    2484.41
  8820403         9/1/01      8/1/31        8/1/06     IL      60004       500000       650000        650000        7    3326.51
  8829063         9/1/01      8/1/31        8/1/06     IL      60067       348000            0        615000    6.875    2286.11
  8834479         9/1/01      8/1/31        8/1/06     IL      60067       362400            0        581000    6.625    2320.49
  4223599        10/1/01      9/1/31        9/1/06     IL      60076       487500            0        625000        7    3243.35
  8815930         9/1/01      8/1/31        8/1/06     IL      60646       292949            0        400000        7       1949
  8853761         9/1/01      8/1/31        8/1/06     CO      80013       347868       434836        435000      7.5    2432.34
  8764773         9/1/01      8/1/31        8/1/06     CO      80206       881250      1575000       1575000      6.5     5570.1
  8753850         8/1/01      7/1/31        7/1/06     CO      80227       423200       529000        570000    6.625     2709.8
  8768003         9/1/01      8/1/31        8/1/06     AZ      85018      1000000            0       1350000    7.125    6737.19
  8821137         9/1/01      8/1/31        8/1/06     AZ      85044       438000            0        630000    6.625    2804.56
  8539574         9/1/01      8/1/31        8/1/06     AZ      85205       747500            0       1150000    6.875    4910.54
  8384879         9/1/01      8/1/31        8/1/06     AZ      85255       300000       496339        496500    7.125    2021.16
  8676290         9/1/01      8/1/31        8/1/06     AZ      85259       310000            0        460000     6.75    2010.65
  8698522         8/1/01      7/1/31        7/1/06     AZ      85262       445000       559000        585000     6.75    2886.26
  5872034        10/1/01      9/1/31        9/1/06     NM      87111       300000    389566.48        390000      6.5    1896.21
  4269243         9/1/01      8/1/31        8/1/06     OR      97068       452000       565000        567000     6.75    2931.67
  8794339         8/1/01      7/1/31        7/1/06     OR      97201       580000            0       1250000        7    3858.75
  8778305         9/1/01      8/1/31        8/1/06     WA      98006       434400       543000        543000     6.75    2817.51
  4241839        10/1/01      9/1/31        9/1/06     WA      98006       395000       495000        495000    6.125    2400.07
  8690537         8/1/01      7/1/21        7/1/06     WA      98072       558610            0        800000    6.625    4206.06
  8831354         9/1/01      8/1/31        8/1/06     WA      98103       387000            0        550000    7.125    2607.29
  8839850         9/1/01      8/1/31        8/1/06     IL      60063       800000      1425000       1425000    6.875    5255.43


  Account                                           Lifetime             Max
  Number       Product       OLTV      Margin       Rt Cap          Lifetime Rate   Periodic Adj Cap    Servicing Fee    FICO
  -------      -------      -----      ------       -------         -------------   ----------------    -------------    ----
  8779146        A51           80        2.75          5                  12.25          2                 0.25          667
  8795159        A51        59.17        2.75          5                 11.375          2                 0.25          750
  8810066        A51           80        2.75          5                  11.75          2                 0.25          648
  8792062        A51           80        2.75          5                 11.625          2                 0.25          664
  8785622        A51         38.5        2.75          5                 11.875          2                 0.25          738
  4254604        A51           80        2.75          5                  11.75          2                 0.25          612
  4218854        A51        66.33        2.75          5                 12.125          2                 0.25          722
  4284763        A51        31.82        2.75          5                 12.125          2                 0.25          786
  4258457        A51        69.96        2.75          5                     12          2                 0.25          722
  8772221        A51           80        2.75          5                 12.125          2                 0.25          756
  8745662        A51         70.4        2.75          5                 11.875          2                 0.25          707
  4240470        A51        79.49        2.75          5                     12          2                 0.25          691
  8584298        A51         89.9        2.75          5                  12.25          2                 0.25          632
  4280177        A51           70        2.75          5                   11.5          2                 0.25          738
  4216082        A51           55       2.275          5                 12.125          2                 0.25          661
  4218914        A51           70        2.75          5                 12.125          2                 0.25          759
  4254418        A51        44.94        2.75          5                 11.875          2                 0.25          763
  4275991        A51        63.21        2.75          5                     12          2                 0.25          787
  4276650        A51        39.31        2.75          5                 12.125          2                 0.25          692
  4280874        A51        27.18        2.75          5                     12          2                 0.25          724
  4246891        A51           25        2.75          5                 12.125          2                 0.25          760
  4252400        A51        57.78        2.75          5                 11.875          2                 0.25          598
  4276335        A51        68.39        2.75          5                 12.125          2                 0.25          782
  4284870        A51        69.93        2.75          5                 11.875          2                 0.25          724
  4275666        A51         30.7        2.75          5                 11.875          2                 0.25          748
  4253732        A51        68.03        2.75          5                   11.5          2                 0.25          776
  4289043        A51        57.94        2.75          5                 11.875          2                 0.25          772
  8157726        A51        79.28        2.75          5                     12          2                 0.25          765
  4245697        A51        77.13        2.75          5                  12.25          2                 0.25          718
  4262773        A51        54.29        2.75          5                  11.75          2                 0.25          760
  4215862        A51        74.83        2.75          5                     12          2                 0.25          639
  4245131        A51        65.65        2.75          5                  12.25          2                 0.25          755
  4280281        A51        51.43        2.75          5                     12          2                 0.25          769
  4250224        A51        73.83        2.75          5                 12.125          2                 0.25          672
  4270802        A51        64.44        2.75          5                 11.875          2                 0.25          775
  4284749        A51           80        2.75          5                 11.875          2                 0.25          669
  4277024        A51           80        2.75          5                 12.125          2                 0.25          752
  4267839        A51        57.21        2.75          5                 11.875          2                 0.25          799
  4253364        A51           80        2.75          5                 12.125          2                 0.25          738
  4286051        A51         69.7        2.75          5                 11.875          2                 0.25          752
  4213929        A51           80        2.75          5                  12.25          2                 0.25          780
  9294713        A51           75        2.75          5                     12          2                 0.25          652
  4282686        A51           60        2.75          5                 12.125          2                 0.25          673
  4248695        A51           75        2.75          5                 12.125          2                 0.25          673
  4220671        A51        69.56        2.75          5                     12          2                 0.25          718
  4225448        A51           80        2.75          5                     12          2                 0.25          780
  4281496        A51        63.93        2.75          5                     12          2                 0.25          704
  4270503        A51        68.05        2.75          5                 11.875          2                 0.25          746
  9295694        A51           70        2.75          5                 11.875          2                 0.25          767
  4269666        A51           56        2.75          5                  11.75          2                 0.25          725
  4275837        A51        78.72        2.75          5                     12          2                 0.25          705
  4279687        A51        66.14        2.75          5                 11.875          2                 0.25          791
  4258689        A51        69.44        2.75          5                 12.125          2                 0.25          698
  4276778        A51        79.55        2.75          5                 11.875          2                 0.25          764
  8783924        A51           75        2.75          5                     12          2                 0.25          684
  4223506        A51        73.57        2.75          5                   11.5          2                 0.25          662
  4265543        A51        69.23        2.75          5                     12          2                 0.25          747
  4277275        A51        79.71        2.75          5                     12          2                 0.25          745
  6040180        A51        79.99        2.75          5                  11.75          2                 0.25          675
  4215095        A51           75        2.75          5                     12          2                 0.25          780
  4253713        A51        47.78        2.75          5                 11.375          2                 0.25          765
  4257702        A51        78.96        2.75          5                     12          2                 0.25          643
  4268655        A51           52        2.75          5                  11.75          2                 0.25          797
  4241035        A51        19.39        2.75          5                     12          2                 0.25          696
  4293240        A51           80        2.75          5                 11.875          2                 0.25          696
  4215764        A51        54.43        2.75          5                 11.875          2                 0.25          758
  8794328        A51           80        2.75          5                     12          2                 0.25          715
  4249446        A51        34.55        2.75          5                 12.125          2                 0.25          744
  4214503        A51        49.23        2.75          5                 11.875          2                 0.25          731
  4283437        A51           25        2.75          5                 11.875          2                 0.25          744
  4244352        A51           70        2.75          5                 12.125          2                 0.25          667
  4258212        A51           80        2.75          5                 12.125          2                 0.25          724
  4262205        A51        78.39        2.75          5                 12.125          2                 0.25          728
  9311147        A51        73.27        2.75          5                 12.375          2                 0.25          687
  4221637        A51        66.06        2.75          5                  12.25          2                 0.25          694
  4271221        A51        67.63        2.75          5                 11.875          2                 0.25          690
  4214593        A51        56.84        2.75          5                 12.125          2                 0.25          718
  4255909        A51         44.8        2.75          5                 12.125          2                 0.25          710
  4257053        A51        50.42        2.75          5                 11.875          2                 0.25          741
  4279455        A51        66.29        2.75          5                 12.125          2                 0.25          758
  4281559        A51        67.86        2.75          5                     12          2                 0.25          776
  8797651        A51         62.5        2.75          5                  11.75          2                 0.25          784
  4263020        A51        30.13        2.75          5                  11.75          2                 0.25          734
  4249139        A51        68.75        2.75          5                  11.25          2                 0.25          760
  4219604        A51        62.53        2.75          5                     12          2                 0.25          778
  8809322        A51           80        2.75          5                  11.75          2                 0.25          660
  8796598        A51        58.85        2.75          5                  11.75          2                 0.25          685
  8784609        A51        72.47        2.75          5                 11.625          2                 0.25          766
  4276524        A51        81.03        2.75          5                  11.75          2                 0.25          746
  4244328        A51        66.67        2.75          5                     12          2                 0.25          753
  4290116        A51           70        2.75          5                     12          2                 0.25          752
  4245871        A51           75        2.75          5                  12.25          2                 0.25          767
  9271288        A51           75        2.75          5                 12.125          2                 0.25          694
  6038882        A51        34.92        2.75          5                 12.125          2                 0.25          788
  6039676        A51        54.64        2.75          5                 12.375          2                 0.25          653
  9287786        A51        35.93        2.75          5                 12.125          2                 0.25          691
  4266170        A51        66.41        2.75          5                  12.25          2                 0.25          701
  4222994        A51        79.04        2.75          5                 11.875          2                 0.25          780
  4272206        A51        51.67        2.75          5                 12.125          2                 0.25          731
  4279398        A51        42.02        2.75          5                 11.875          2                 0.25          690
  4239365        A51        29.76        2.75          5                 12.375          2                 0.25          757
  4249764        A51        64.19        2.75          5                     12          2                 0.25          716
  4214595        A51        69.16        2.75          5                  12.25          2                 0.25          735
  8767973        A51        79.95        2.75          5                 11.625          2                 0.25          752
  4240323        A51           65        2.75          5                 11.875          2                 0.25          720
  9292122        A51        67.89        2.75          5                     12          2                 0.25          718
  8775852        A51           80        2.75          5                 11.875          2                 0.25          764
  4277036        A51           80        2.75          5                 12.125          2                 0.25          681
  4247968        A51        56.26        2.75          5                 12.125          2                 0.25          771
  4257709        A51           40        2.75          5                     12          2                 0.25          737
  4260168        A51        56.25        2.75          5                 12.125          2                 0.25          759
  9271153        A51        42.24        2.75          5                   11.5          2                 0.25          640
  4280920        A51        75.49        2.75          5                     12          2                 0.25          694
  4285241        A51        61.54        2.75          5                 11.875          2                 0.25          660
  6023792        A51           80        2.75          5                   11.5          2                 0.25          763
  9291433        A51         69.9        2.75          5                 11.625          2                 0.25          699
  9285079        A51        74.29        2.75          5                 11.875          2                 0.25          711
  4272226        A51        58.53        2.75          5                  12.25          2                 0.25          731
  6041167        A51        46.51        2.75          5                  11.75          2                 0.25          707
  4251717        A51        69.33        2.75          5                 12.125          2                 0.25          659
  4247317        A51         68.8        2.75          5                 11.875          2                 0.25          755
  4259648        A51        68.05        2.75          5                  11.75          2                 0.25          667
  4264328        A51           75        2.75          5                  12.25          2                 0.25          718
  4289913        A51           75        2.75          5                   11.5          2                 0.25          797
  4289792        A51        69.03        2.75          5                  11.75          2                 0.25          760
  4254087        A51        48.89        2.75          5                     12          2                 0.25          726
  9290623        A51           70        2.75          5                 11.875          2                 0.25          764
  4265487        A51           80        2.75          5                     12          2                 0.25          719
  4274339        A51           80        2.75          5                  12.25          2                 0.25          663
  4252357        A51        67.27        2.75          5                     12          2                 0.25          789
  4279874        A51        79.89        2.75          5                     12          2                 0.25          664
  4284486        A51        69.99        2.75          5                   11.5          2                 0.25          706
  4274602        A51           80        2.75          5                 12.125          2                 0.25          689
  4292430        A51        59.91        2.75          5                  11.75          2                 0.25          658
  6022620        A51           80        2.75          5                     12          2                 0.25          754
  4268541        A51        64.29        2.75          5                  12.25          2                 0.25          673
  4266038        A51        41.67        2.75          5                     12          2                 0.25          750
  4278430        A51           80        2.75          5                     12          2                 0.25          746
  4250101        A51        66.69        2.75          5                     12          2                 0.25          791
  4275788        A51         59.6        2.75          5                  11.75          2                 0.25          771
  4266254        A51        79.67        2.75          5                 12.375          2                 0.25          616
  9293962        A51        69.18        2.75          5                 11.875          2                 0.25          793
  4248780        A51           80        2.75          5                 11.625          2                 0.25          750
  4286667        A51        52.38        2.75          5                 11.875          2                 0.25          805
  4279468        A51        21.76        2.75          5                 12.125          2                 0.25          807
  4279479        A51        58.16        2.75          5                     12          2                 0.25          749
  4253243        A51        41.92        2.75          5                  11.75          2                 0.25          759
  4253141        A51        45.45        2.75          5                     12          2                 0.25          672
  8825675        A51        70.45        2.75          5                 11.875          2                 0.25          782
  4250275        A51        62.59        2.75          5                 11.875          2                 0.25          778
  8785053        A51           80        2.75          5                 12.125          2                 0.25          798
  4282632        A51        69.34        2.75          5                 11.625          2                 0.25          772
  4260197        A51           50        2.75          5                     12          2                 0.25          766
  4286205        A51        52.79        2.75          5                 11.875          2                 0.25          699
  4288045        A51        57.69        2.75          5                   11.5          2                 0.25          773
  4274738        A51        69.44        2.75          5                 12.125          2                 0.25          754
  4278281        A51           95        2.75          5                 11.125          2                 0.25           0
  8752824        A51        79.99        2.75          5                 11.875          2                 0.25          759
  6021157        A51           80        2.75          5                 11.375          2                 0.25          762
  4279264        A51        55.56        2.75          5                     12          2                 0.25          706
  8792958        A51           68        2.75          5                 11.875          2                 0.25          730
  5999356        A51        56.39        2.75          5                  12.25          2                 0.25          630
  8740324        A51        42.58        2.75          5                     12          2                 0.25          761
  8843836        A51        79.98        2.75          5                 11.875          2                 0.25          765
  4222929        A51           80        2.75          5                     12          2                 0.25          733
  4248922        A51        77.84        2.75          5                     12          2                 0.25          784
  4256297        A51        69.25        2.75          5                 12.125          2                 0.25          695
  4266834        A51        62.04        2.75          5                 11.875          2                 0.25          749
  4215717        A51        61.95        2.75          5                  12.25          2                 0.25          775
  9293099        A51           65        2.75          5                 11.875          2                 0.25          702
  4242208        A51        35.68        2.75          5                  12.25          2                 0.25          734
  4286792        A51        30.95        2.75          5                 11.625          2                 0.25          758
  6015463        A51        42.19        2.75          5                   11.5          2                 0.25          733
  4220029        A51        50.31        2.75          5                  12.25          2                 0.25          759
  4266696        A51           70        2.75          5                  12.25          2                 0.25          723
  4214592        A51        26.89        2.75          5                  12.25          2                 0.25          755
  4265275        A51        40.73        2.75          5                 12.125          2                 0.25          741
  4259244        A51        67.71        2.75          5                  11.75          2                 0.25          726
  4271432        A51        41.15        2.75          5                 11.625          2                 0.25          774
  4275503        A51        62.02        2.75          5                 12.125          2                 0.25          698
  6024562        A51        48.15        2.75          5                 11.875          2                 0.25          737
  8829850        A51          100        2.75          5                     12          2                 0.25          740
  8415268        A51           80        2.75          5                  11.75          2                 0.25          686
  4270512        A51        70.72        2.75          5                 12.125          2                 0.25          712
  4275544        A51         31.3        2.75          5                  11.75          2                 0.25          768
  4240935        A51           75        2.75          5                  11.25          2                 0.25          727
  8710153        A51           80        2.75          5                     12          2                 0.25          753
  8793686        A51           80        2.75          5                  12.25          2                 0.25          767
  8793156        A51           80        2.75          5                  12.25          2                 0.25          713
  4242225        A51           70        2.75          5                 12.125          2                 0.25          708
  8822273        A51        69.33        2.75          5                 12.125          2                 0.25          784
  8799953        A51           80        2.75          5                     12          2                 0.25          652
  8724076        A51        28.93        2.75          5                 11.875          2                 0.25          755
  4258611        A51        71.67        2.75          5                 12.125          2                 0.25          700
  4258622        A51           68        2.75          5                 11.875          2                 0.25          696
  8842624        A51           80        2.75          5                 11.875          2                 0.25          636
  8831179        A51           65        2.75          5                  11.75          2                 0.25          730
  6039970        A51           90        2.75          5                  11.25          2                 0.25          651
  8744110        A51        76.64        2.75          5                 11.875          2                 0.25          678
  8852216        A51           80        2.75          5                   11.5          2                 0.25          756
  8863206        A51          100        2.75          5                  11.75          2                 0.25          742
  4262420        A51        70.83        2.75          5                     12          2                 0.25          777
  4261018        A51           80        2.75          5                 11.375          2                 0.25          780
  8813188        A51           80        2.75          5                 12.125          2                 0.25          761
  4268445        A51           80        2.75          5                   11.5          2                 0.25          705
  8844368        A51           80        2.75          5                   11.5          2                 0.25          787
  8907715        A51           80        2.75          5                 11.125          2                 0.25          750
  4273747        A51           80        2.75          5                  9.875          2                 0.25          814
  6034738        A51        54.25        2.75          5                  10.75          2                 0.25          779
  6014957        A51           80        2.75          5                     11          2                 0.25          707
  8527586        A51           80        2.75          5                 11.875          2                 0.25          671
  8816832        A51        54.29        2.75          5                     12          2                 0.25          720
  8817655        A51           80        2.75          5                 11.875          2                 0.25          756
  4251511        A51        68.99        2.75          5                 12.125          2                 0.25          691
  8855509        A51        63.24        2.75          5                 11.875          2                 0.25          706
  4258791        A51           80        2.75          5                 12.125          2                 0.25          748
  8840917        A51           90        2.75          5                 11.875          2                 0.25          598
  4249548        A51           90        2.75          5                   11.5          2                 0.25          756
  4265697        A51           80        2.75          5                  11.75          2                 0.25          690
  8822799        A51           80        2.75          5                 12.125          2                 0.25          716
  4275848        A51        27.59        2.75          5                 11.875          2                 0.25          762
  5933178        A51           75        2.75          5                 11.875          2                 0.25          747
  4266256        A51        72.94        2.75          5                 12.125          2                 0.25          781
  8783891        A51           80        2.75          5                     12          2                 0.25          754
  6040972        A51        77.43        2.75          5                     10          2                 0.25          663
  4284216        A51        45.28        2.75          5                 11.875          2                 0.25          752
  8611202        A51        79.31        2.75          5                 11.625          2                 0.25          787
  4276124        A51           75        2.75          5                  11.75          2                 0.25          664
  8831970        A51        79.98        2.75          5                 11.875          2                 0.25          620
  8746541        A51           70        2.75          5                  11.75          2                 0.25          741
  8852776        A51        39.22        2.75          5                     12          2                 0.25          733
  4270761        A51        62.07        2.75          5                  10.75          2                 0.25          752
  8831293        A51           80        2.75          5                  11.75          2                 0.25          690
  4226281        A51        76.63        2.75          5                   11.5          2                 0.25          707
  8435346        A51           80        2.75          5                  11.75          2                 0.25          720
  8760032        A51           80        2.75          5                 11.625          2                 0.25          777
  8841813        A51        54.53        2.75          5                 11.375          2                 0.25          705
  8842517        A51        59.07        2.75          5                     12          2                 0.25          789
  4244012        A51        69.18        2.75          5                 11.625          2                 0.25          754
  8867831        A51           68        2.75          5                 11.375          2                 0.25          745
  6036254        A51           90        2.75          5                  11.25          2                 0.25          809
  8800758        A51           70        2.75          5                 11.875          2                 0.25          779
  8590371        A51           80        2.75          5                 11.875          2                 0.25          776
  4241947        A51           80        2.75          5                 12.125          2                 0.25          725
  4258153        A51         53.1        2.75          5                 11.625          2                 0.25          808
  8641351        A51        78.65        2.75          5                  11.75          2                 0.25          783
  4240403        A51           90        2.75          5                 11.875          2                 0.25          720
  4240936        A51        60.16        2.75          5                     11          2                 0.25          776
  8501854        A51           80        2.75          5                  11.75          2                 0.25          718
  8511475        A51        78.07        2.75          5                     12          2                 0.25          762
  8788453        A51        77.02        2.75          5                     12          2                 0.25          746
  8830565        A51        66.67        2.75          5                 11.625          2                 0.25          768
  8827528        A51        66.37        2.75          5                     11          2                 0.25          776
  8816058        A51           80        2.75          5                 11.875          2                 0.25          683
  8833466        A51           80        2.75          5                   11.5          2                 0.25          754
  8833624        A51        71.28        2.75          5                 11.625          2                 0.25          782
  6033774        A51        65.82        2.75          5                 11.375          2                 0.25          771
  4277890        A51           80        2.75          5                  11.75          2                 0.25          746
  4271627        A51           80        2.75          5                  11.25          2                 0.25          600
  8786828        A51        45.15        2.75          5                 12.125          2                 0.25          682
  4245125        A51           80        2.75          5                 11.875          2                 0.25          665
  8818976        A51         65.2        2.75          5                 11.875          2                 0.25          710
  4258434        A51        40.49        2.75          5                 12.125          2                 0.25          748
  8855309        A51           80        2.75          5                 11.875          2                 0.25          737
  4251636        A51           80        2.75          5                   11.5          2                 0.25          732
  4249393        A51        76.26        2.75          5                 10.875          2                 0.25          751
  6041829        A51           95        2.75          5                 12.375          2                 0.25          730
  4299917        A51           80        2.75          5                     11          2                 0.25          758
  4249699        A51           80        2.75          5                  11.25          2                 0.25          773
  8888235        A51        65.14        2.75          5                     11          2                 0.25          748
  8744178        A51           80        2.75          5                 11.875          2                 0.25          700
  4269396        A51           70        2.75          5                 12.125          2                 0.25          696
  8796893        A51           80        2.75          5                 11.875          2                 0.25          770
  8844925        A51           71        2.75          5                 11.625          2                 0.25          766
  6032142        A51           80        2.75          5                 11.875          2                 0.25          757
  4250325        A51         76.6        2.75          5                  11.25          2                 0.25          582
  6041354        A51           80        2.75          5                 11.625          2                 0.25           0
  4272398        A51           80        2.75          5                 11.875          2                 0.25          605
  4248594        A51           80        2.75          5                 12.125          2                 0.25          683
  4253966        A51        70.78        2.75          5                 12.125          2                 0.25          687
  4253861        A51           90        2.75          5                 12.125          2                 0.25          629
  4258312        A51        66.63        2.75          5                 12.125          2                 0.25          721
  4288892        A51        89.99        2.75          5                 12.125          2                 0.25          700
  8778611        A51           80        2.75          5                  11.75          2                 0.25          715
  8817313        A51        74.77        2.75          5                  10.25          2                 0.25          690
  4247871        A51        78.52        2.75          5                  11.75          2                 0.25          779
  4270527        A51           80        2.75          5                  11.25          2                 0.25          708
  4254853        A51           90        2.75          5                   11.5          2                 0.25          746
  4242146        A51        73.25        2.75          5                  11.25          2                 0.25          731
  4249808        A51           80        2.75          5                 11.375          2                 0.25           0
  4261100        A51        79.49        2.75          5                 11.125          2                 0.25          804
  4258147        A51        26.67        2.75          5                 10.875          2                 0.25          797
  8801255        A51        75.12        2.75          5                 11.875          2                 0.25          643
  4258389        A51        38.71        2.75          5                 11.125          2                 0.25          761
  4248251        A51        84.67        2.75          5                  11.25          2                 0.25          683
  4267193        A51           80        2.75          5                     12          2                 0.25          728
  8660534        A51        89.98        2.75          5                  12.25          2                 0.25          724
  8694815        A51           90        2.75          5                  11.75          2                 0.25          698
  4267078        A51           75        2.75          5                 11.625          2                 0.25          736
  8815791        A51           50        2.75          5                  11.75          2                 0.25          642
  8774474        A51           80        2.75          5                  11.75          2                 0.25          735
  8680758        A51           80        2.75          5                 12.375          2                 0.25          715
  8684380        A51           75        2.75          5                  11.75          2                 0.25          706
  8863480        A51           95        2.75          5                  11.75          2                 0.25          804
  8331580        A51           80        2.75          5                  11.75          2                 0.25          643
  8798488        A51        33.33        2.75          5                 12.375          2                 0.25          770
  8831755        A51        79.99        2.75          5                 11.625          2                 0.25          650
  4297642        A51           85        2.75          5                  11.75          2                 0.25          581
  8793285        A51           80        2.75          5                  12.25          2                 0.25          702
  8747439        A51        77.71        2.75          5                     12          2                 0.25          727
  8749683        A51           80        2.75          5                 12.125          2                 0.25          669
  4221850        A51         54.8        2.75          5                 11.625          2                 0.25          649
  4255854        A51           80        2.75          5                   10.5          2                 0.25          779
  8819069        A51           90        2.75          5                 12.375          2                 0.25          748
  8798554        A51           80        2.75          5                 11.625          2                 0.25          798
  8837822        A51        59.69        2.75          5                 11.625          2                 0.25          708
  8820403        A51        76.92        2.75          5                     12          2                 0.25          744
  8829063        A51        56.59        2.75          5                 11.875          2                 0.25          737
  8834479        A51        62.38        2.75          5                 11.625          2                 0.25          761
  4223599        A51           78        2.75          5                     12          2                 0.25          705
  8815930        A51        73.24        2.75          5                     12          2                 0.25          732
  8853761        A51           80        2.75          5                   12.5          2                 0.25          730
  8764773        A51        55.95        2.75          5                   11.5          2                 0.25          777
  8753850        A51           80        2.75          5                 11.625          2                 0.25          764
  8768003        A51        74.07        2.75          5                 12.125          2                 0.25          755
  8821137        A51        69.52        2.75          5                 11.625          2                 0.25          690
  8539574        A51           65        2.75          5                 11.875          2                 0.25          691
  8384879        A51        60.44        2.75          5                 12.125          2                 0.25          782
  8676290        A51        67.39        2.75          5                  11.75          2                 0.25          756
  8698522        A51        79.61        2.75          5                  11.75          2                 0.25          785
  5872034        A51        77.01        2.75          5                   11.5          2                 0.25          799
  4269243        A51           80        2.75          5                  11.75          2                 0.25          713
  8794339        A51         46.4        2.75          5                     12          2                 0.25          758
  8778305        A51           80        2.75          5                  11.75          2                 0.25          778
  4241839        A51         79.8        2.75          5                 11.125          2                 0.25          666
  8690537        A51        69.83        2.75          5                 11.625          2                 0.25          737
  8831354        A51        70.36        2.75          5                 12.125          2                 0.25          746
  8839850        A51        56.14        2.75          5                 11.875          2                 0.25          674


  Account
  Number         Property Type      Occupancy     Loan Purpose      First Rate Adj Cap       Pd to Date    Remaining Term
  ------         -------------      ---------     ------------      ------------------       ----------    --------------
  8779146        Single Family       Primary      Purchase                   5                  10/1/01         356
  8795159        Single Family       Primary      Refinance                  5                  10/1/01         356
  8810066        Single Family       Primary      Purchase                   5                  11/1/01         356
  8792062        Single Family       Primary      Purchase                   5                  11/1/01         356
  8785622        Single Family       Primary      Refinance                  5                  10/1/01         357
  4254604        Single Family       Primary      Refinance                  5                  11/1/01         357
  4218854        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4284763        Single Family       Primary      Purchase                   5                  11/1/01         358
  4258457        Condo               Primary      Cash Out                   5                  10/1/01         358
  8772221        Single Family       Primary      Purchase                   5                  10/1/01         357
  8745662        Single Family       Primary      Cash Out                   5                  11/1/01         356
  4240470        Single Family       Primary      Purchase                   5                  11/1/01         356
  8584298        Single Family       Primary      Purchase                   5                  10/1/01         357
  4280177        Single Family       Primary      Purchase                   5                  11/1/01         358
  4216082        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4218914        Single Family       Primary      Refinance                  5                  11/1/01         357
  4254418        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4275991        Single Family       Primary      Refinance                  5                  10/1/01         358
  4276650        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4280874        Single Family       Primary      Refinance                  5                  11/1/01         358
  4246891        Single Family       Primary      Refinance                  5                  10/1/01         358
  4252400        Single Family       Primary      Refinance                  5                  10/1/01         358
  4276335        Single Family       Primary      Refinance                  5                  11/1/01         358
  4284870        Single Family       Primary      Purchase                   5                  10/1/01         358
  4275666        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4253732        Single Family       Primary      Cash Out                   5                  11/1/01         358
  4289043        Single Family       Primary      Refinance                  5                  10/1/01         358
  8157726        Single Family       Primary      Refinance                  5                  10/1/01         357
  4245697        Condo               Primary      Refinance                  5                  11/1/01         357
  4262773        Condo               Primary      Refinance                  5                  11/1/01         358
  4215862        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4245131        Condo               Primary      Refinance                  5                  11/1/01         358
  4280281        Single Family       Primary      Cash Out                   5                  11/1/01         358
  4250224        Single Family       Primary      Refinance                  5                  10/1/01         358
  4270802        Condo               Primary      Cash Out                   5                  11/1/01         358
  4284749        Condo               Primary      Purchase                   5                  10/1/01         358
  4277024        Condo               Primary      Purchase                   5                  11/1/01         358
  4267839        MultiFamily         Primary      Refinance                  5                  11/1/01         358
  4253364        Single Family       Primary      Refinance                  5                  11/1/01         358
  4286051        Single Family       Primary      Refinance                  5                  10/1/01         358
  4213929        Single Family       Primary      Purchase                   5                  11/1/01         357
  9294713        Single Family       Primary      Purchase                   5                  10/1/01         357
  4282686        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4248695        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4220671        Single Family       Primary      Refinance                  5                  11/1/01         357
  4225448        Single Family       Primary      Purchase                   5                  11/1/01         358
  4281496        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4270503        Single Family       Primary      Refinance                  5                  10/1/01         357
  9295694        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4269666        Single Family       Primary      Refinance                  5                  10/1/01         358
  4275837        Single Family       Primary      Refinance                  5                  10/1/01         358
  4279687        Single Family       Primary      Refinance                  5                  11/1/01         358
  4258689        Single Family       Primary      Refinance                  5                  10/1/01         358
  4276778        Single Family       Primary      Refinance                  5                  11/1/01         358
  8783924        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4223506        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4265543        PUD                 Primary      Refinance                  5                  10/1/01         358
  4277275        Single Family       Primary      Refinance                  5                  11/1/01         358
  6040180        Single Family       Primary      Purchase                   5                  11/1/01         356
  4215095        Single Family       Primary      Refinance                  5                  10/1/01         357
  4253713        Single Family       Primary      Purchase                   5                  10/1/01         358
  4257702        Single Family       Primary      Refinance                  5                  10/1/01         357
  4268655        Single Family       Primary      Purchase                   5                  10/1/01         357
  4241035        Single Family       Primary      Refinance                  5                  10/1/01         358
  4293240        Single Family       Primary      Purchase                   5                  10/1/01         358
  4215764        Single Family       Primary      Purchase                   5                  11/1/01         357
  8794328        Single Family       Primary      Purchase                   5                  11/1/01         357
  4249446        Single Family       Primary      Cash Out                   5                  11/1/01         357
  4214503        Single Family       Primary      Refinance                  5                  11/1/01         358
  4283437        Single Family       Primary      Refinance                  5                  10/1/01         358
  4244352        Single Family       Primary      Cash Out                   5                  11/1/01         357
  4258212        Single Family       Primary      Purchase                   5                  10/1/01         357
  4262205        Single Family       Primary      Refinance                  5                  11/1/01         358
  9311147        Single Family       Secondary    Refinance                  5                  10/1/01         355
  4221637        Single Family       Primary      Refinance                  5                  10/1/01         357
  4271221        Single Family       Primary      Refinance                  5                  11/1/01         358
  4214593        Single Family       Primary      Refinance                  5                  10/1/01         358
  4255909        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4257053        Single Family       Primary      Refinance                  5                  10/1/01         357
  4279455        Single Family       Primary      Refinance                  5                  10/1/01         358
  4281559        Single Family       Primary      Purchase                   5                  10/1/01         358
  8797651        Single Family       Primary      Purchase                   5                  11/1/01         357
  4263020        Single Family       Primary      Refinance                  5                  10/1/01         357
  4249139        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4219604        Single Family       Primary      Cash Out                   5                  11/1/01         358
  8809322        Single Family       Primary      Purchase                   5                  10/1/01         356
  8796598        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8784609        Single Family       Primary      Refinance                  5                  10/1/01         356
  4276524        Single Family       Primary      Purchase                   5                  10/1/01         358
  4244328        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4290116        Condo               Primary      Purchase                   5                  11/1/01         358
  4245871        Single Family       Primary      Cash Out                   5                  10/1/01         357
  9271288        Single Family       Primary      Cash Out                   5                  11/1/01         357
  6038882        Single Family       Primary      Refinance                  5                  10/1/01         356
  6039676        Single Family       Primary      Cash Out                   5                  10/1/01         357
  9287786        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4266170        Single Family       Primary      Refinance                  5                  11/1/01         358
  4222994        Single Family       Primary      Refinance                  5                  10/1/01         358
  4272206        Single Family       Primary      Refinance                  5                  10/1/01         358
  4279398        Single Family       Primary      Cash Out                   5                  11/1/01         358
  4239365        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4249764        Single Family       Primary      Refinance                  5                  10/1/01         358
  4214595        Single Family       Primary      Refinance                  5                  10/1/01         357
  8767973        Single Family       Primary      Purchase                   5                  10/1/01         356
  4240323        Single Family       Primary      Refinance                  5                  11/1/01         358
  9292122        Single Family       Primary      Refinance                  5                  10/1/01         358
  8775852        Single Family       Primary      Purchase                   5                  10/1/01         357
  4277036        Single Family       Primary      Purchase                   5                  11/1/01         358
  4247968        Single Family       Primary      Refinance                  5                  10/1/01         358
  4257709        Single Family       Secondary    Purchase                   5                  10/1/01         358
  4260168        Single Family       Secondary    Cash Out                   5                  11/1/01         358
  9271153        Single Family       Primary      Refinance                  5                  10/1/01         357
  4280920        Single Family       Primary      Refinance                  5                  10/1/01         358
  4285241        Single Family       Primary      Purchase                   5                  11/1/01         358
  6023792        Single Family       Primary      Purchase                   5                  10/1/01         358
  9291433        Single Family       Primary      Refinance                  5                  10/1/01         357
  9285079        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4272226        Single Family       Primary      Refinance                  5                  10/1/01         358
  6041167        Single Family       Primary      Refinance                  5                  11/1/01         358
  4251717        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4247317        Single Family       Primary      Refinance                  5                  11/1/01         357
  4259648        Single Family       Primary      Cash Out                   5                  11/1/01         357
  4264328        Single Family       Primary      Refinance                  5                  10/1/01         357
  4289913        Condo               Primary      Purchase                   5                  10/1/01         358
  4289792        Single Family       Primary      Refinance                  5                  10/1/01         358
  4254087        Single Family       Primary      Cash Out                   5                  11/1/01         358
  9290623        Single Family       Primary      Refinance                  5                  11/1/01         357
  4265487        Single Family       Primary      Purchase                   5                  10/1/01         358
  4274339        Single Family       Primary      Purchase                   5                  10/1/01         358
  4252357        Single Family       Primary      Refinance                  5                  10/1/01         358
  4279874        Single Family       Primary      Refinance                  5                  11/1/01         358
  4284486        Single Family       Primary      Refinance                  5                  10/1/01         358
  4274602        Single Family       Primary      Purchase                   5                  11/1/01         358
  4292430        Single Family       Primary      Refinance                  5                  10/1/01         358
  6022620        PUD                 Primary      Purchase                   5                  11/1/01         358
  4268541        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4266038        Single Family       Primary      Cash Out                   5                  11/1/01         357
  4278430        Single Family       Primary      Purchase                   5                  11/1/01         358
  4250101        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4275788        Single Family       Primary      Refinance                  5                  11/1/01         358
  4266254        Condo               Primary      Refinance                  5                  11/1/01         358
  9293962        Single Family       Primary      Cash Out                   5                  11/1/01         357
  4248780        Single Family       Primary      Purchase                   5                  11/1/01         358
  4286667        Single Family       Primary      Purchase                   5                  10/1/01         358
  4279468        Single Family       Primary      Refinance                  5                  11/1/01         358
  4279479        MultiFamily         Primary      Refinance                  5                  10/1/01         358
  4253243        Single Family       Primary      Refinance                  5                  10/1/01         358
  4253141        Single Family       Primary      Refinance                  5                  11/1/01         358
  8825675        PUD                 Primary      Purchase                   5                  10/1/01         357
  4250275        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8785053        Single Family       Primary      Purchase                   5                  11/1/01         357
  4282632        Single Family       Primary      Cash Out                   5                  11/1/01         358
  4260197        Single Family       Primary      Refinance                  5                  10/1/01         358
  4286205        Single Family       Primary      Refinance                  5                  10/1/01         358
  4288045        Single Family       Primary      Refinance                  5                  10/1/01         358
  4274738        Single Family       Primary      Refinance                  5                  10/1/01         358
  4278281        Single Family       Primary      Purchase                   5                  11/1/01         358
  8752824        Single Family       Primary      Purchase                   5                  10/1/01         356
  6021157        Single Family       Primary      Purchase                   5                  10/1/01         358
  4279264        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8792958        Single Family       Primary      Cash Out                   5                  10/1/01         356
  5999356        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8740324        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8843836        Condo               Primary      Purchase                   5                  10/1/01         357
  4222929        Single Family       Primary      Purchase                   5                  11/1/01         358
  4248922        Single Family       Primary      Refinance                  5                  11/1/01         358
  4256297        Single Family       Primary      Refinance                  5                  10/1/01         358
  4266834        Single Family       Primary      Refinance                  5                  11/1/01         358
  4215717        Single Family       Primary      Cash Out                   5                  10/1/01         357
  9293099        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4242208        Single Family       Primary      Refinance                  5                  11/1/01         358
  4286792        Single Family       Primary      Refinance                  5                  10/1/01         358
  6015463        Single Family       Primary      Refinance                  5                  10/1/01         358
  4220029        Single Family       Primary      Refinance                  5                  11/1/01         358
  4266696        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4214592        Single Family       Primary      Refinance                  5                  10/1/01         357
  4265275        Single Family       Primary      Cash Out                   5                  10/1/01         358
  4259244        Single Family       Primary      Refinance                  5                  11/1/01         358
  4271432        Single Family       Primary      Purchase                   5                  11/1/01         358
  4275503        Single Family       Primary      Refinance                  5                  11/1/01         358
  6024562        Single Family       Primary      Refinance                  5                  10/1/01         357
  8829850        Single Family       Primary      Purchase                   5                  10/1/01         357
  8415268        Single Family       Primary      Purchase                   5                  10/1/01         357
  4270512        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4275544        Single Family       Secondary    Refinance                  5                  11/1/01         358
  4240935        Single Family       Primary      Purchase                   5                  11/1/01         358
  8710153        Single Family       Primary      Cash Out                   5                  11/1/01         356
  8793686        Single Family       Primary      Refinance                  5                  10/1/01         356
  8793156        Condo               Primary      Cash Out                   5                  11/1/01         356
  4242225        Single Family       Primary      Refinance                  5                  10/1/01         358
  8822273        Single Family       Primary      Refinance                  5                  11/1/01         357
  8799953        Single Family       Primary      Purchase                   5                  10/1/01         356
  8724076        Single Family       Primary      Refinance                  5                  10/1/01         357
  4258611        Single Family       Primary      Cash Out                   5                  11/1/01         357
  4258622        Single Family       Primary      Purchase                   5                  10/1/01         357
  8842624        Single Family       Primary      Purchase                   5                  10/1/01         357
  8831179        Single Family       Primary      Cash Out                   5                  10/1/01         357
  6039970        Single Family       Primary      Purchase                   5                  11/1/01         358
  8744110        Single Family       Primary      Purchase                   5                  11/1/01         357
  8852216        Single Family       Primary      Purchase                   5                  11/1/01         357
  8863206        Condo               Secondary    Purchase                   5                  11/1/01         357
  4262420        Single Family       Primary      Purchase                   5                  10/1/01         357
  4261018        Single Family       Primary      Purchase                   5                  11/1/01         358
  8813188        Single Family       Primary      Purchase                   5                  11/1/01         357
  4268445        Single Family       Primary      Purchase                   5                  10/1/01         358
  8844368        Single Family       Primary      Purchase                   5                  11/1/01         357
  8907715        Single Family       Primary      Purchase                   5                  11/1/01         358
  4273747        Single Family       Primary      Purchase                   5                  11/1/01         358
  6034738        Condo               Primary      Purchase                   5                  10/1/01         358
  6014957        Condo               Primary      Purchase                   5                  10/1/01         358
  8527586        Single Family       Primary      Purchase                   5                  10/1/01         357
  8816832        Single Family       Primary      Purchase                   5                  10/1/01         357
  8817655        Single Family       Primary      Purchase                   5                  10/1/01         357
  4251511        Single Family       Primary      Refinance                  5                  10/1/01         357
  8855509        Single Family       Primary      Refinance                  5                  10/1/01         357
  4258791        Single Family       Primary      Purchase                   5                  11/1/01         357
  8840917        Single Family       Primary      Purchase                   5                  10/1/01         357
  4249548        Single Family       Primary      Purchase                   5                  10/1/01         358
  4265697        Single Family       Primary      Purchase                   5                  10/1/01         358
  8822799        Single Family       Primary      Purchase                   5                  11/1/01         357
  4275848        Condo               Primary      Refinance                  5                  10/1/01         358
  5933178        Condo               Primary      Purchase                   5                  11/1/01         358
  4266256        Condo               Primary      Refinance                  5                  10/1/01         358
  8783891        Single Family       Primary      Purchase                   5                  11/1/01         356
  6040972        Single Family       Primary      Purchase                   5                  10/1/01         358
  4284216        Condo               Primary      Refinance                  5                  11/1/01         358
  8611202        Single Family       Primary      Purchase                   5                  10/1/01         356
  4276124        Single Family       Primary      Cash Out                   5                  10/1/01         358
  8831970        Single Family       Primary      Purchase                   5                  10/1/01         357
  8746541        Single Family       Primary      Purchase                   5                  10/1/01         357
  8852776        Single Family       Primary      Cash Out                   5                  11/1/01         357
  4270761        Single Family       Primary      Purchase                   5                  11/1/01         358
  8831293        Single Family       Primary      Purchase                   5                  10/1/01         357
  4226281        Single Family       Primary      Purchase                   5                  11/1/01         358
  8435346        Single Family       Primary      Purchase                   5                  10/1/01         356
  8760032        Single Family       Primary      Purchase                   5                  10/1/01         357
  8841813        Single Family       Primary      Purchase                   5                  10/1/01         357
  8842517        Single Family       Primary      Refinance                  5                  10/1/01         358
  4244012        Single Family       Primary      Refinance                  5                  10/1/01         356
  8867831        Single Family       Primary      Purchase                   5                  10/1/01         357
  6036254        Condo               Primary      Purchase                   5                  11/1/01         357
  8800758        Single Family       Primary      Purchase                   5                  10/1/01         356
  8590371        Single Family       Primary      Purchase                   5                  10/1/01         357
  4241947        Condo               Primary      Purchase                   5                  11/1/01         357
  4258153        Single Family       Primary      Refinance                  5                  10/1/01         357
  8641351        Single Family       Primary      Purchase                   5                  12/1/01         356
  4240403        Single Family       Primary      Purchase                   5                  10/1/01         356
  4240936        Single Family       Primary      Purchase                   5                  10/1/01         356
  8501854        Single Family       Primary      Purchase                   5                  11/1/01         356
  8511475        Single Family       Primary      Purchase                   5                  10/1/01         356
  8788453        Single Family       Primary      Purchase                   5                  11/1/01         356
  8830565        Condo               Secondary    Purchase                   5                  11/1/01         356
  8827528        Single Family       Primary      Purchase                   5                  11/1/01         357
  8816058        Single Family       Primary      Refinance                  5                  11/1/01         357
  8833466        Single Family       Secondary    Refinance                  5                  11/1/01         357
  8833624        Single Family       Primary      Purchase                   5                  10/1/01         357
  6033774        Single Family       Primary      Purchase                   5                  11/1/01         358
  4277890        Single Family       Primary      Purchase                   5                  11/1/01         357
  4271627        Single Family       Primary      Purchase                   5                  10/1/01         357
  8786828        Single Family       Primary      Refinance                  5                  10/1/01         357
  4245125        Single Family       Primary      Purchase                   5                  10/1/01         357
  8818976        Condo               Secondary    Refinance                  5                  10/1/01         357
  4258434        Single Family       Primary      Refinance                  5                  10/1/01         357
  8855309        Condo               Secondary    Purchase                   5                  10/1/01         357
  4251636        Single Family       Primary      Purchase                   5                  10/1/01         358
  4249393        Single Family       Primary      Purchase                   5                  11/1/01         358
  6041829        Single Family       Primary      Purchase                   5                  10/1/01         358
  4299917        Single Family       Primary      Purchase                   5                  10/1/01         358
  4249699        Single Family       Primary      Purchase                   5                  10/1/01         358
  8888235        Single Family       Primary      Refinance                  5                  10/1/01         358
  8744178        Single Family       Primary      Purchase                   5                  11/1/01         357
  4269396        Single Family       Primary      Purchase                   5                  10/1/01         358
  8796893        Single Family       Primary      Purchase                   5                  11/1/01         357
  8844925        Single Family       Primary      Purchase                   5                  11/1/01         357
  6032142        Condo               Primary      Purchase                   5                  11/1/01         357
  4250325        Single Family       Primary      Purchase                   5                  10/1/01         358
  6041354        Single Family       Primary      Purchase                   5                  10/1/01         358
  4272398        PUD                 Primary      Purchase                   5                  10/1/01         357
  4248594        Single Family       Primary      Refinance                  5                  10/1/01         357
  4253966        Single Family       Primary      Refinance                  5                  10/1/01         357
  4253861        Single Family       Primary      Purchase                   5                  10/1/01         356
  4258312        Single Family       Primary      Purchase                   5                  11/1/01         357
  4288892        Single Family       Primary      Purchase                   5                  10/1/01         357
  8778611        Single Family       Primary      Purchase                   5                  10/1/01         356
  8817313        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4247871        Single Family       Primary      Purchase                   5                  10/1/01         357
  4270527        Single Family       Primary      Purchase                   5                  11/1/01         358
  4254853        Single Family       Primary      Purchase                   5                  11/1/01         358
  4242146        Single Family       Primary      Purchase                   5                  10/1/01         358
  4249808        Single Family       Primary      Purchase                   5                  10/1/01         358
  4261100        Single Family       Primary      Purchase                   5                  10/1/01         358
  4258147        Single Family       Primary      Purchase                   5                  11/1/01         358
  8801255        Single Family       Primary      Refinance                  5                  10/1/01         356
  4258389        Single Family       Primary      Purchase                   5                  10/1/01         358
  4248251        Single Family       Primary      Purchase                   5                  11/1/01         358
  4267193        Single Family       Primary      Purchase                   5                  10/1/01         357
  8660534        Condo               Primary      Purchase                   5                  10/1/01         356
  8694815        Single Family       Primary      Purchase                   5                  11/1/01         357
  4267078        Single Family       Primary      Cash Out                   5                  11/1/01         358
  8815791        Condo               Secondary    Cash Out                   5                  11/1/01         357
  8774474        Single Family       Primary      Purchase                   5                  11/1/01         356
  8680758        Single Family       Primary      Purchase                   5                  11/1/01         357
  8684380        Single Family       Primary      Cash Out                   5                  11/1/01         356
  8863480        Condo               Secondary    Purchase                   5                  11/1/01         357
  8331580        Single Family       Primary      Purchase                   5                  10/1/01         357
  8798488        Single Family       Primary      Refinance                  5                  10/1/01         357
  8831755        Single Family       Primary      Purchase                   5                  10/1/01         357
  4297642        Single Family       Primary      Purchase                   5                  11/1/01         358
  8793285        Single Family       Primary      Refinance                  5                  11/1/01         357
  8747439        Single Family       Primary      Purchase                   5                  10/1/01         356
  8749683        Condo               Primary      Purchase                   5                  10/1/01         357
  4221850        Single Family       Primary      Cash Out                   5                  10/1/01         357
  4255854        Single Family       Primary      Purchase                   5                  10/1/01         358
  8819069        Single Family       Primary      Refinance                  5                  11/1/01         357
  8798554        Single Family       Primary      Purchase                   5                  11/1/01         356
  8837822        Single Family       Primary      Refinance                  5                  10/1/01         357
  8820403        Single Family       Primary      Purchase                   5                  11/1/01         357
  8829063        Single Family       Primary      Refinance                  5                  10/1/01         357
  8834479        Single Family       Primary      Refinance                  5                  10/1/01         357
  4223599        Single Family       Primary      Cash Out                   5                  10/1/01         358
  8815930        Single Family       Primary      Refinance                  5                  10/1/01         357
  8853761        Single Family       Primary      Purchase                   5                  10/1/01         357
  8764773        Single Family       Primary      Purchase                   5                  10/1/01         357
  8753850        Single Family       Primary      Purchase                   5                  11/1/01         356
  8768003        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8821137        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8539574        Single Family       Primary      Cash Out                   5                  10/1/01         357
  8384879        Single Family       Primary      Purchase                   5                  10/1/01         357
  8676290        Single Family       Primary      Refinance                  5                  10/1/01         357
  8698522        Single Family       Secondary    Purchase                   5                  11/1/01         356
  5872034        Single Family       Primary      Purchase                   5                  10/1/01         358
  4269243        Single Family       Primary      Purchase                   5                  10/1/01         357
  8794339        Single Family       Primary      Cash Out                   5                  10/1/01         356
  8778305        Single Family       Primary      Purchase                   5                  10/1/01         357
  4241839        Single Family       Primary      Purchase                   5                  11/1/01         358
  8690537        Single Family       Primary      Cash Out                   5                  10/1/01         236
  8831354        Single Family       Primary      Refinance                  5                  11/1/01         357
  8839850        Single Family       Primary      Purchase                   5                  10/1/01         357




                                                   SCHEDULE II

                                              POOL II MORTGAGE LOANS



 Account Number   Commitment Number    Balance    Paid to Date  MI Company   Rounding  Look Back First Pymt Date  Maturity Date
 --------------   -----------------    -------    ------------  ----------   --------  --------------- ---------  -------------
   10191997           20010804       667,176.86     10/1/01                 Nearest 1/8    45 days      8/1/01        6/1/30
   10830438           20010804       333,996.16     11/1/01                 Nearest 1/8    45 days      8/1/01        7/1/31
   10941995           20010804       535,619.64     11/1/01                 Nearest 1/8    45 days      5/1/01        4/1/31
   10991149           20010804       722,086.07     10/1/01                 Nearest 1/8    45 days      5/1/01        4/1/31
   11066446           20010804       764,854.81     10/1/01                 Nearest 1/8    45 days      3/1/01        2/1/31
   11109402           20010804       406,284.52     10/1/01                 Nearest 1/8    45 days      8/1/01        7/1/31
   11365137           20010804       822,465.72     10/1/01                 Nearest 1/8    45 days      8/1/01        7/1/31
   11419785           20010804       525,334.67     10/1/01                 Nearest 1/8    45 days      7/1/01        6/1/31
   11423217           20010804       662,957.22     10/1/01                 Nearest 1/8    45 days      8/1/01        7/1/31
   11438090           20010804       808,464.86     10/1/01                 Nearest 1/8    45 days      7/1/01        6/1/31
   11438108           20010804       995,944.30     10/1/01                 Nearest 1/8    45 days      7/1/01        6/1/31
   11510435           20010804       522,927.34     10/1/01                 Nearest 1/8    45 days      7/1/01        6/1/31
   11510526           20010804       710,364.95     10/1/01                 Nearest 1/8    45 days      8/1/01        7/1/31
   11570553           20010804       648,469.59     10/1/01                 Nearest 1/8    45 days      9/1/01        8/1/31
   11607025           20010804       380,826.55     10/1/01                 Nearest 1/8    45 days      8/1/01        7/1/31
   11685526           20010804       558,279.73     10/1/01                 Nearest 1/8    45 days      8/1/01        7/1/31
   11759214           20010804       648,407.30     11/1/01                 Nearest 1/8    45 days      9/1/01        8/1/31


Account Number  Next Rt Adj Date  Next Pymt Adj Date  Product  Last Name    First Name  Orginal Balance     OLTV       CKTV   FICO
--------------  ----------------  ------------------  -------  ---------    ----------  ---------------     ----       ----   ----
   10191997          7/1/08             8/1/08          JA71     Kling        Gregg        671,250.00          75        75    756
   10830438          7/1/08             8/1/08          JA71     Krech        Ronald       335,000.00       53.69     53.69    749
   10941995          4/1/08             5/1/08          JA71     Roulston     Scott        538,400.00          80        80    707
   10991149          4/1/08             5/1/08          JA71     Raia         Thomas       730,000.00       74.87     74.87    739
   11066446          2/1/08             3/1/08          JA71     Iliff        William      770,000.00          70        70    687
   11109402          7/1/08             8/1/08          JA71     McCauley     Darrin       407,600.00          80        80    722
   11365137          7/1/08             8/1/08          JA71     de Souza     Lisa         825,000.00          75        75    703
   11419785          6/1/08             7/1/08          JA71     Kalyan       Madhu        527,316.00          80        95    713
   11423217          7/1/08             8/1/08          JA71     Alberhas     Robert       665,000.00          70        70    689
   11438090          6/1/08             7/1/08          JA71     Hatch        Robert       812,000.00       79.92     79.92    768
   11438108          6/1/08             7/1/08          JA71     Clark        Neil         999,900.00       55.55     83.51    657
   11510435          6/1/08             7/1/08          JA71     Wagner       Scott        525,000.00       79.91     79.99    736
   11510526          7/1/08             8/1/08          JA71     Williams     Howard       712,500.00          75        75    769
   11570553          8/1/08             9/1/08          JA71     Bessey       Brian        650,000.00       68.42     68.42    731
   11607025          7/1/08             8/1/08          JA71     Schriner     Jon          382,000.00       57.44     57.44    680
   11685526          7/1/08             8/1/08          JA71     Heins        Derek        560,000.00       59.89     59.89    727
   11759214          8/1/08             9/1/08          JA71     Kotwal       Sujit        649,900.00       73.27     84.99    744


Account Number  Rate   Max Lifetime Rate  Min Lifetime Rate  Payment Adj Cap    Margin         PI     State        Zip
--------------  ----   -----------------  -----------------  ---------------    ------      -------   -----      -------
  10191997     7.375         12.375             2.75               2             2.75       4,684.25    IL        60134
  10830438       7.5           12.5             2.75               2             2.75       2,342.37    IL        62563
  10941995     7.625         12.625             2.75               2             2.75       3,810.77    MT        59754
  10991149      7.25          12.25             2.75               2             2.75       4,979.89    IL        60521
  11066446     7.625         12.625             2.75               2             2.75       5,450.02    KY     40502283
  11109402     7.125         12.125             2.75               2             2.75       2,746.08    KY        40245
  11365137     7.375         12.375             2.75               2             2.75       5,698.07    IL        60647
  11419785       7.5           12.5             2.75               2             2.75       3,687.07    IN        46321
  11423217     7.375         12.375             2.75               2             2.75       4,592.99    OH        44108
  11438090      6.75          11.75             2.75               2             2.75       5,266.62    TX        75230
  11438108      7.25          12.25             2.75               2             2.75       6,821.09    OH        43054
  11510435      7.25          12.25             2.75               2             2.75       3,581.43    OH        44102
  11510526       7.5           12.5             2.75               2             2.75       4,981.91    OH        44011
  11570553      7.25          12.25             2.75               2             2.75       4,434.15    IL        60093
  11607025     7.375         12.375             2.75               2             2.75       2,638.38    MI        48438
  11685526     7.375         12.375             2.75               2             2.75       3,867.79    CA        94611
  11759214     7.375         12.375             2.75               2             2.75       4,488.70    CA        95014


Account Number    Condo    Purpose   Certificate  Coverage  Sale Price   Appraisal    Units   County     income  asset
--------------    -----    -------   -----------  --------  ----------   ---------    -----   ------     ------  -----
  10191997          N         P                                922910      895000        1        89       Y        N
  10830438          N         R                                624000      624000        1       167       Y        N
  10941995          N         P                                673000      703000        1        57       Y        N
  10991149          N         R                                975000      975000        1        43       Y        N
  11066446          N         R                               1100000     1100000        1        67       Y        N
  11109402          N         P                                509500      562000        1       111       Y        N
  11365137          N         P                               1100000     1100000        1        31       Y        Y
  11419785          N         P                                659145      660000        1        89       Y        Y
  11423217          N         R                                950000      950000        1        35       Y        Y
  11438090          N         P                               1016000     1020000        1       113       Y        Y
  11438108          N         R                               1800000     1800000        1        49       Y        Y
  11510435          N         R                                657000      657000        1        35       Y        Y
  11510526          N         R                                950000      950000        1        93       Y        Y
  11570553          N         R                                950000      950000        1        31       Y        Y
  11607025          N         R                                665000      665000        1       125       Y        Y
  11685526          N         R                                935000      935000        1                 Y        Y
  11759214          N         P                                887000      887000        1                 Y        Y


Account Number    Life Adj Cap    First Adj Cap   Periodic Adj Cap      Occupancy               Property Type
--------------    ------------    -------------   ----------------      --------------          -------------
  10191997              5              5                  2             Owner Occupied          Single Family
  10830438              5              5                  2             Owner Occupied          Single Family
  10941995              5              5                  2             Second Home             Single Family
  10991149              5              5                  2             Owner Occupied          Single Family
  11066446              5              5                  2             Owner Occupied          Single Family
  11109402              5              5                  2             Owner Occupied          Single Family
  11365137              5              5                  2             Owner Occupied          Single Family
  11419785              5              5                  2             Owner Occupied          Single Family
  11423217              5              5                  2             Owner Occupied          Single Family
  11438090              5              5                  2             Owner Occupied          Single Family
  11438108              5              5                  2             Owner Occupied          Single Family
  11510435              5              5                  2             Owner Occupied          Single Family
  11510526              5              5                  2             Owner Occupied          Single Family
  11570553              5              5                  2             Owner Occupied          Single Family
  11607025              5              5                  2             Owner Occupied          Single Family
  11685526              5              5                  2             Owner Occupied          Single Family
  11759214              5              5                  2             Owner Occupied          Single Family

                     Key Bank                                                                                      CoBorrower
Account Number    Account Number   Last Name    First Name   Middle Name  CoBorrower Name  CoBorrower First Name   Middle Name
--------------    --------------   ---------    ----------   -----------  ---------------  ---------------------   -----------
   1244078           9554025E      HAUFF        DANIEL           B           HAUFF                 CAROL              J
   1244353           6786553E      KEARNS       JOHN             J           KEARNS                MELODY             A
   1246207           9553967E      LORIG        BRUCE            C           LORIG                 ANDREA             H
   1253400           9517316E      ELLIS        TED              E           ELLIS                 MARGARET           L
   1254349           9517341E      WEGNER       REGINALD         L           WEGNER                BETTY              L
   1388816           2912741E      HELLAM       CHARLES          A           HELLMAN               CHERYL             E
   1655407           7863161G      COLE         JEFFREY          A           COLE                  JEFFREY            A
   1656288           8461716E      THOMAS       CAM                          THOMAS                CAM
   1659849           9588949E      CHORUBY      PAUL             N           CHORUBY               PAUL               N
   2129622           2144981G      STEIN JR     ROBERT           B           STEIN                 ELAINE             C
   2236129           7771339G      JOHNSON      STEVEN           N           JOHNSON               PATRICIA           F
   2406774           2914981E      DEERING      TIMOTHY          J           DEERING               DEBORAH            A
   2587164           6563376E      MAZZELLA     DAVID            G           MAZZELLA              EILEEN             M
   2590265           8461350E      BRENNER      JOEL             B           MCCAULEY              JO ANN
   2591976           8461376E      PARROTT      BRAD             M           PARROTT               JERI               R
   2594319           2915235E      MEYER        JAMES            A           MEYER                 LORA               R
   2742144           8461503E      FANNING      CHRISTOPHER      M           FANNING               EILEEN             M
   2742621           2914727E      HYDE         BERNARD          T           HYDE                  BERNARD            T
   2744561           6786189E      KOSSUTH      DAVID            L           KOSSUTH               JANE               E
   2745783           5534658E      MCCONAUGHY   STEWART          H           MCCONAUGHY            STEPHANIE          H
   4044286           9605371G      CRAWFORD     EDWARD           F           CRAWFORD              EDWARD             F
   4052204           9558756G      TIMKEN       HENRY            H           TIMKEN                HENRY              H
   4055103           9589376E      NOBLE        JOHN             M           NOBLE                 ELIZABETH
   4061002           9611029E      APPERSON     STANLEY          E.          APPERSON              MARCIA             L.
   4061494           9561340G      MEYER        STEPHEN          J.          MEYER                 CYNTHIA            L.
   4062026           9611266E      GOLD         IVAN             L.          MEYER                 MARY               MARGARET
   4062577           9611045E      BERG         ARTHUR           H.          BERG                  ARTHUR             H.
   4069648           9618821G      BILINOVICH   LOUIS            P.          BILINOVICH            JANE               A.
   4070045           9599151E      BOUMA        GENE                         BOUMA                 MARALEE            S
   4070204           9611151E      BRILES       JOHN             N.          BRILES                JACKIE
   4088630           9573909G      MARTIN       ROBERT           P           MARTIN                NATHALIE           SARRADET
   4097949           9611223E      CONRAD       EDWARD           E.          CONRAD                REGINA             M.
   4098447           9611304E      SCHOLIBO     GEORGE           E           SCHOLIBO              CECILY             J
   4098594           9611282E      CAVALLI      MICHAEL          S.          CAVALLI               JUDY               L.
   4099190           9621776G      STERN        DAVID            T.          STERN                 DEBORA             ODOM
   4099280           9555510G      SOGG         WILTON           S           SOGG                  NANCY              W
   4117516           9611177E      HOFFMAN      MICHAEL          D           HOFFMAN               MICHAEL            D
   4117709           9611169E      NEACE        LEWIS            D.          NEACE                 GWYNNETH           G.
   4120831           2881853E      LEVIN        DANIEL           B           LANE                  KADRA
   4121250           9611240E      CHAPMAN      HARRY            H.          CHAPMAN               MARY               A.
   4131448           9584552G      ENGLISH      JOHN             R.          ENGLISH               PATRICIA           B.
   4134625           9599142E      OREM         JOSEPH           C.          OREM                  MARGARET           T.
   4134827           9611371E      MARES        BERNARD          A.          MARES                 MARJORIE           B.
   4135130           9599223E      SHEPARDSON   LELAND           C.          SHEPARDSON            LORI               B.
   4142862           9611321E      CLEVELAND    EDGAR            M.          CLEVELAND             MARIA              TERESA
   4153131           9605240G      DARNER       SUSAN            E           DARNER                SUSAN              E
   4153636           9622951G      WALSH        RICHARD          A           WALSH                 DONNA              C
   4170675           9622781G      FALCONE      TOMMASO                      FALCONE               DEBORAH            J.
   4185450           2874695E      WEDELSTEDT   EDWARD           J           SCHOUG                VIVIAN             LEE
   4186690           9611398E      GOLDRING     WILLIAM          B.          GOLDRING              MAUREEN            B.
   4189360           9597573G      HEJEEBU      SRINI            R.          HEJEEBU               RASHMI             G.
   4200730           9605169G      HINNES       ROBERT           L.          HINNES                SHEILA             W.
   4221069           9555641G      MEE          ROGER            B B         MEE                   ROGER              B B
   4222615           2874687E      WEDELSTEDT   EDWARD           J           SCHOUG                VIVIAN             L
   4230025           9555439G      WEIGLE       FRED             J.          WEIGLE                MARILYN            A.
   4241188           9622764G      RORIMER      LOUIS                        RORIMER               LOUIS
   4242237           9611274E      PROMISLOFF   STEVEN                       PROMISLOFF            MARY
   4245230           9619810E      TROUT        EVERETT          W           TROUT                 SANDRA             S
   4256607           9567844G      HOWELL       RICHARD          M.          HOWELL                DEANNA             M.
   4256653           9621784G      KERRY        GLORIA           J.          KERRY                 GLORIA             J.
   4257267           9555528G      MALONE       DONALD           L.          MALONE                CAROLE             A.
   4301417           9611096E      TALLMAN      JEFFRY           J           TALLMAN               PAMELA             C
   4301844           9611339E      VISLOCKY     GREGORY          J           VISLOCKY              PAMELA             H
   4306636           9611380E      DOUGHERTY    JIMMIE           A.          DOUGHERTY             PATRICIA           L.
   4334619           6563503E      DAVIDSON     CAROL            A.          DAVIDSON              MICHELE            A.
   4338646           9568239G      PIPOLY       STEPHEN       WILLIAM        PIPOLY                STEPHEN            WILLIAM
   4343129           2876141E      DOWNS        JAMES            C.          DOWNS                 AHOO               S.
   4345040           9611193E      CARLSON      DANIEL                       CARLSON               JANIS
   4369777           9605053G      KEMP         THOMAS           L           KEMP                  THOMAS             L
   4374242           7144717G      HLAVACS      TERI             L.          HLAVACS               GEORGE             E.
   4382759           9584722G      ADDY         R               MARK         ADDY                  KELLY              L
   4419506           2881764E      FITZPATRICK  THOMAS           J.          FITZPATRICK           DONNA              C.
   4422700           9620800G      CROWLEY      THOMAS           M           CROWLEY               LEAH               R.
   4460195           9561579G      BANKOFF      DAVID            B.          BANKOFF               BILLIE             L.
   4483782           6168655E      FITZPATRICK  MIKE             R.          FITZPATRICK           LAURIE             J.
   4484113           9599371E      BOND         E               JAY          BOND                  LOIS               L
   4493595           9599207E      WELCH        JERRY                        WELCH                 BARBARA
   4496030           9598936E      MCCORMACK    MICHAEL                      JOHNSON               CYNTHIA            L
   4496464           9554726E      MOTT         COLTER                       MOTT                  STEFFANIE
   4501765           9562320E      DEBARTELO    LOUIS                        DEBARTELO             GERALDINE
   4510991           9555234G      LUCE         ROBERT           W           LUCE                  PRISCILLA          M
   4511910           6193846G      ROBERTS      DAVID            J           ROBERTS               MARY
   4551289           6535585G      DAVIS        STANLEY          H           DAVIS                 SUSAN              P
   4584863           9621831G      DEEB         MICHAEL          G.          DEEB                  NANCY              DRYER
   4584999           9584714G      REYNOLDS     CHARLES          E.          REYNOLDS              CHARLES            E.
   4586060           9629777E      RACANELLI    MARTIN           J.          RACANELLI             ROCHELLE           M.
   4595968           9611258E      WOOLWORTH    RICHARD          L           WOOLWORTH             SHEILA             M
   4610840           9555668G      MLAKAR       ROBERT           B           MLAKAR                ROBERT             B
   4624315           960538OG      AKST         HYMIE                        AKST                  BARBARA
   4628977           9574590G      SACKS        ROBERT           N           SACKS                 JANET              M
   4680543           9610812E      HUBBARD      MICHAEL          C           HUBBARD               JEANETTE           R
   4680724           9610880E      VESSLEY      MICHAEL          B           VESSLEY               MICHELLE           B
   4712330           9589651E      CAMACHO      SAMUEL         ALBERT        BAKKEN                KIMBERLY           JON
   4730462           9610847E      HART         MARK             V           HART                  CAROL              D
   4763668           9604961G      FARR         VICTOR           K           FARR                  VICTOR             K
   4764973           9610928E      MURPHY       CHARLES                      NIEDERMEYER           LAURA              M
   4871872           9610979E      SOLBERG      JOHN             M.          SOLBERG               PATRICIA           A.
   4903622           9571311G      HAHN         WILLIAM          S.          HAHN                  JANE               G.
   4910927           5344093       WAGNER       GAIL             K           WAGNER                GAIL               K
   4919605           9589228E      SONNENSCHEIN PAUL             H           GROSSMAN              CLAIRE             E
   4922302           9599061E      WOODMAN      JOHN             H           WOODMAN               BARBARA            K
   4948779           9589333E      KNOX         DAVID            G           VAUGHN KNOX           JANICE             M
   4951665           7863586G      HERBRUCK     PETER            C           MASCIO                PAMELA             M
   4959295           9589147E      WHEELER      JOHN             C           WHEELER               VIRGINIA           B
   4975201           9611061E      KRUMBHOLZ JR WALTER           D           SAGE                  BARBARA            J.
   4982468           9604995G      ZAREMBA      WALTER                       ZAREMBA               WALTER
   5028183           7862873G      SHAWI        JOSEPH           I           SHAWI                 MAYA               CHANE
   5383757           9517146E      GOODE        CHRIS            E           GOODE                 LYNETTE            K
   5384320           7863187G      BOULWARE     LARRY            A           BOULWARE              VALERIE            H
   5387415           8461899E      ROCHE        DAVID            A           ROCHE                 THEO               L
   5387443           2912333E      RANSOM       JOHN             S           RANSOM                JUDY               C
   5744392           6535933G      DICICCO      JOSEPH           D           DICICCO               JULIE              A
   5745156           8461945E      ZELLER       DIRK             D           ZELLER                JOAN               M
   5747772           8462224E      RUTHERFORD   WILLIAM          D           ANDEREGG              KAREN
   5747847           8461830E      LAUGHLIN     PAUL             A           LAUGHLIN              SUSAN              L
   5748238           8461988E      CRAWFORD     JOHN             G           STAHANCYK             JODY               L
   5748686           8461996E      THOMASON     DIANE            R           THOMASON              DIANE              R
   5752087           8461678E      FJELDSTAD    ROBERT           K           FJELDSTAD             LUCIE              J
   5952750           8007268E      PRZYBYSKI    MICHAEL          R           PRZYBYSKI             DONNA              M
   5954464           8462381E      OTHMAN       NAWZAD                       OTHMAN                LAURA              E
   5954620           8462127E      LINDLAND     LARRY                        LINDLAND              LARRY
   5954670           8462160E      WEGHORST     GEORGE           R           WEGHORST              SABRA              Z
   5955916           6786448E      WALKER       MARC             R           WALKER                SHERYL             R
   6199020           7467541G      AULT         JOHN             L           AULT                  SEAN               J
   6203314           9620095E      THOMAS       BARRY            W           THOMAS                JUDITH             G
   6204570           7144075E      WRENN        MICHAEL          R           WRENN                 MICHAEL            R
   6205990           9620877G      ROBERTSON    GARRY            W           ROBERTSON             MELODY             A
   6206008           9605070G      CHANDLER     RICHARD          C           CHANDLER              LYNDA              A
   6206038           6950221G      HOUSE        E. MICHAEL                   HOUSE                 CYNTHIA            A.
   6206158           6192432G      REHMAR       ALAN             J           REHMAR                TAMARA             L
   6206268           9584137G      REYNOLDS     CHARLES          E           REYNOLDS              CHARLES            E
   6206373           9696211G      MANCO        MICHAEL          F           MANCO                 BONNIE             M
   6206505           9619071G      BITTLE       EDWARD           L           BITTLE                EDWARD             L
   6207117           7467273G      AUSTIN       DANIEL           F           AUSTIN                ANN                J
   6207156           7467591G      LEHMAN, JR.  E DENNIS                     LEHMAN                VIRGINIA           M
   6208033           9629416G      LEVENSON     MICHAEL          M           LEVENSON              MICHAEL            M
   6208174           9629432G      EARLS        ANNA BAIN                    EARLS                 ANNA BAIN
   6208176           6551611G      CHOU         WESLEY           H           CHOU                  CHRISTINE          Y
   6208626           7467664G      GRAVELLE     VINCE            P           GRAVELLE              GLENROSE           A
   6208924           9611631E      ALBAZZAZ     ED                           ALBAZZAZ              NICOLE             K
   6209179           6647596E      SCHOUTEN     DENNIS           J           MILANE                TAMARA             A
   6209637           7144156E      BRYANT       NEIL             W           BRYANT                ANGELA             M
   6209979           9623141G      CARTER       MILES            G           CARTER                MILES              G
   6210268           7467681G      CREASE       ROBERT           P           CREASE                STEPHANIE          L
   6210682           9631283G      CONROY       PATRICK          J           CONROY                GAYLE              L
   6211782           9629602G      CAUDILL      JEFFRY                       CAUDILL               JEFFRY
   6212085           6168841E      MEIER        MARK             C           MEIER                 JODY               G
   6216519           6788696E      MASAKI       NOBUYUKI                     MASAKI                CARLI              D
   6217203           6788718E      WESTING      HEATHER                      WESTING               HEATHER
   6219016           9619658G      WILLIAMS     JAMES            J           WILLIAMS              CONSTANCE          H
   6219258           6791093G      LETCHER      JOHN             R           LETCHER               DONNA              M
   6220626           6193145G      HINSON       CHARLES          W           HINSON                CHARLES            W
   6220950           7470754G      METHOD       MICHAEL          W           METHOD                LAURA              E
   6221080           9362631G      PAVLISH      JOHN             F           PAVLISH               KATHLEEN
   6221499           9621598G      JOHNSON      STEVEN           N           JOHNSON               PATRICIA           F
   6221841           8778434E      PARENT       RICHARD          A           PARENT                EILEEN             C
   6222580           6788882E      TENNANT      ROBERT           E           MACK TENNANT          LARA               W
   6222598           6788891E      BLICKENSTAFF DANIEL           E           BLICKENSTAFF          SHARON             D
   6223188           7326980G      BAVA         JOHN             M           BAVA                  BARBARA            M
   6223833           7234601G      SEDMAK       PAMELA           S           SEDMAK                DAVID              A
   6224491           6552056G      SIMMONS      DAVID            J           SIMMONS               DAVID              J
   6224749           6788921E      FENNELL      GREG             S           FENNELL               CARLA              A
   6225150           6788955E      STREET       JEFFREY          R           HODGKINSON            MARTHA             J
   6225846           6788971E      BEARD        TERRY                        BEARD                 TERRY
   6226956           5855152E      WINN         LARRY            W           WINN                  SUSAN              E
   6227284           8775931E      NADDELL      ARTHUR           L           GIRDWOOD-NADELL       JANET
   6227392           9622322G      MOIR         THOMAS           W           MOIR                  CHERYL             R
   6229008           6647979E      DILLABAUGH   CALVIN           L           DILLABAUGH            TRACEY
   6229380           8359750G      NWANKWO      EVANS            N           NWANKWO               CATHERINE          L
   6230674           6789161E      WAGNER       GEOFFREY         P           WAGNER                GRETCHEN
   6234985           5907063E      RUTHERFORD   WILLIAM          D           ANDEREGG              KAREN
   6237600           2894467E      MATHEWS      PAUL             T           MATHEWS               MAUREEN            G
   6243024           5879329G      WYNNE        MARTIN           J           WYNNE                 STACY              J
   6245970           2894653G      SHIELDS      WILLIAM         KM           SHIELDS               CELIA              F
   6247276           5839696G      REEDER       CHRISTOPHER      A           REEDER                CHRISTOPHER        A
   6248655           2893207G      AIELLO       STEVEN           F           AIELLO                STEVEN             F
   6261205           9584633G      MATTA        MAHENDRA         K           MATTA                 SARITA
   6264384           5852617G      KIRBY        THOMAS           J           KIRBY                 THOMAS             J
   6264564           5985650G      DAVIS        JOHN             H           SHIMEL                LISA               K
   6268126           5840597G      RELICK       JEFFREY          R           RELICK                JEFFREY            R
   6278496           5986851G      TALLEY       JOE                          TALLEY                KATHY              J
   8505642           8216568E      RADAKOVICH   JOSEPH           J           RADAKOVICH            DEBORAH            M


                   Original       Scheduled                                      First Rate   First Rate                    Maturity
Account Number     Loan Amt        Balance      OLTV     FICO         DTI         Adj Date      Adj Cap     First Pymt Dt     Date
--------------     --------     ------------    ----     ----     -----------     --------      -------     -------------   --------
   1244078           750000       714281.56        79     727          31.31      4/1/08          5           5/1/98        4/1/28
   1244353           340000       324155.04        80     742           27.3      4/1/08          5           5/1/98        4/1/28
   1246207          1200000       898979.82        75     777          33.52      5/1/08          5           6/1/98        5/1/28
   1253400           400000       356329.73      53.3     794          41.27      5/1/08          5           6/1/98        5/1/28
   1254349           318000       305354.65      77.6     712          30.52      5/1/08          5           6/1/98        5/1/28
   1388816           560250       532487.47        90     731          27.14      9/1/07          5          10/1/97        9/1/27
   1655407           360000       346266.87      75.8     662          41.71      4/1/08          5           5/1/98        4/1/28
   1656288           437900       420486.77      52.1                  10.68      5/1/08          5           6/1/98        5/1/28
   1659849           720000       690723.43        80     687          47.99      5/1/08          5           6/1/98        5/1/28
   2129622           559000       530690.07      79.9     759          14.52      9/1/07          5          10/1/97        9/1/27
   2236129           542000       522306.01      83.1     736          23.03      5/1/08          5           6/1/98        5/1/28
   2406774           288000       272901.12      74.8     674          53.81     10/1/07          5          11/1/97       10/1/27
   2587164           300000       285811.93      52.2     688          25.05     11/1/07          5          12/1/97       11/1/27
   2590265           375000       358029.22      82.4     765          48.31     11/1/07          5          12/1/97       11/1/27
   2591976           362000       344879.82      85.2     702          31.82     11/1/07          5          12/1/97       11/1/27
   2594319           737500       704919.09      99.7     706          52.28     12/1/07          5           1/1/98       12/1/27
   2742144           420400        393437.1        80     761          33.55     12/1/07          5           1/1/98       12/1/27
   2742621           315000        82502.22        90     801          40.78     12/1/07          5           1/1/98       12/1/27
   2744561           353000       336339.59      32.1     771           7.02     12/1/07          5           1/1/98       12/1/27
   2745783           400000        381575.8        41     768          12.68      1/1/08          5           2/1/98        1/1/28
   4044286          1000000          967839      78.4     772      3.9400001      1/1/09          5           2/1/99        1/1/29
   4052204           825000       798467.26        62     745      32.209999      1/1/09          5           2/1/99        1/1/29
   4055103           605000       584667.33      85.8     711          14.51      7/1/08          5           8/1/98        7/1/08
   4061002           300000        289490.2      67.4     769      5.9099998     11/1/08          5          12/1/98       11/1/28
   4061494           380000       368118.69       100     693          15.89     11/1/08          5          12/1/98       11/1/28
   4062026           360800       348160.26        80     744      21.139999     11/1/08          5          12/1/98       11/1/28
   4062577           648000       625299.29        80     730      44.380001     11/1/08          5          12/1/98       11/1/28
   4069648           283200        273500.3        80     754          18.58     11/1/08          5          12/1/98       11/1/28
   4070045           320000       301634.95      55.7     750      4.1999998     12/1/08          5           1/1/99       12/1/28
   4070204           353000       341011.35      77.9     699      16.290001     12/1/08          5           1/1/99       12/1/28
   4088630           305000       262680.34      74.4     706          12.08      7/1/08          5           8/1/98        7/1/28
   4097949           563000       542101.64      76.6     658      31.219999     12/1/08          5           1/1/99       12/1/28
   4098447           564500       530876.83      62.7     732          24.82     12/1/08          5           1/1/99       12/1/28
   4098594           475000       458867.38        66     712      17.530001     12/1/08          5           1/1/99       12/1/28
   4099190           280000       270409.71      75.7     723      32.490002     11/1/08          5          12/1/98       11/1/28
   4099280           570000       550031.65      71.3     743          13.48     11/1/08          5          12/1/98       11/1/28
   4117516           545500        526973.6      74.2     633           12.2     12/1/08          5           1/1/99       12/1/28
   4117709           412000       317242.34      37.1     732      18.290001     12/1/08          5           1/1/99       12/1/28
   4120831           430000       220052.53      57.3     781          23.85     11/1/08          5          12/1/98       11/1/28
   4121250           958000       925464.44        71     684      20.299999     12/1/08          5           1/1/99       12/1/28
   4131448           900000       842430.82      68.4     749      16.120001     11/1/08          5          12/1/98       11/1/28
   4134625           686000       661341.77      50.8     766      37.240002     12/1/08          5           1/1/99       12/1/29
   4134827           304000       284939.84      64.7     746      9.8800001     12/1/08          5           1/1/99       12/1/28
   4135130           350000       338113.26      64.7     666           5.98     12/1/08          5           1/1/99       12/1/28
   4142862           415000        385668.8      48.8     739      8.7600002     12/1/08          2           1/1/99       12/1/28
   4153131           320000       308632.33      75.3     735      27.360001     12/1/08          5           1/1/99       12/1/28
   4153636           325600       282801.39        79     768      8.6999998     11/1/08          5          12/1/98       11/1/28
   4170675           480000        463559.5        80     684          18.33     11/1/08          5          12/1/98       11/1/28
   4185450           920000       815463.89      51.1     632      6.4400001     12/1/08          5           1/1/99       12/1/28
   4186690           420000       406674.85        75     769          15.79     12/1/08          5           1/1/99       12/1/28
   4189360           287000       276945.61      78.2     755          17.48     11/1/08          5          12/1/98       11/1/28
   4200730           303500       293422.84        51     760          15.99     12/1/08          5           1/1/99       12/1/28
   4221069           910000        530517.5      46.7     766           10.7     12/1/08          5           1/1/99       12/1/28
   4222615           710000       623785.55      56.8     632      6.4400001     12/1/08          5           1/1/99       12/1/28
   4230025           326700       316335.01        90     787      44.310001     12/1/08          5           1/1/99       12/1/28
   4241188           500000       483398.35      74.6     693      19.709999     12/1/08          5           1/1/99       12/1/28
   4242237           460000       444726.46        80     734          15.14     12/1/08          5           1/1/99       12/1/28
   4245230           575000       554398.84      96.6     776      6.5599999     11/1/08          5          12/1/98       11/1/28
   4256607           342880       331495.27        80     647      26.889999     12/1/08          5           1/1/99       12/1/28
   4256653           635000       610957.13      50.6     718           37.5     12/1/08          5           1/1/99       12/1/28
   4257267           385000       372503.81      79.4     659          33.43     12/1/08          5           1/1/99       12/1/28
   4301417           480000       462563.48        80     666          30.01     12/1/08          5           1/1/99       12/1/28
   4301844           520000        502734.3      79.7     702          24.25     12/1/08          5           1/1/99       12/1/28
   4306636           687000       664189.78      70.8     742          31.49     12/1/08          5           1/1/99       12/1/28
   4334619           648000       622637.07        80     748          24.65      8/1/08          5           9/1/98        8/1/28
   4338646           732000       709692.04      99.6     749           24.5      8/1/08          2           9/1/98        8/1/28
   4343129           434900        423166.9       100     749      27.799999     12/1/08          5           1/1/99       12/1/28
   4345040           313000       302607.29      48.2     649          15.21     12/1/08          5           1/1/99       12/1/28
   4369777           880000       852081.17      76.5     705           10.6     12/1/08          5           1/1/99       12/1/28
   4374242           280000       270642.29      50.9     763          48.41     11/1/07          5           9/1/98        8/1/28
   4382759           412000       397456.15      67.5     740      30.200001     12/1/08          5           1/1/99       12/1/28
   4419506           330000       319288.96      64.7     707          23.99     12/1/08          5           1/1/99       12/1/28
   4422700           825000       799534.18       100     683          38.59     12/1/08          5           1/1/99       12/1/28
   4460195           326000       314553.46      52.2     762      9.6999998     12/1/08          5           1/1/99       12/1/28
   4483782           348000       336807.75        80     776      32.299999      1/1/09          5           2/1/99        1/1/29
   4484113           448000       431740.12      65.4     683      36.450001      1/1/09          5           2/1/99        1/1/29
   4493595           540000       522633.23        90     637           8.75      1/1/09          5           2/1/99        1/1/29
   4496030           503100       485213.19        90     673          21.35      9/1/08          5          10/1/98        9/1/25
   4496464          1000000       959355.12      74.8     765      23.309999      9/1/08          5          10/1/98        9/1/28
   4501765           840000        811349.5      77.1     629          10.78      1/1/09          5           2/1/99        1/1/29
   4510991           396000       384804.94        90     697      18.860001     12/1/08          5           1/1/99       12/1/28
   4511910           315800       306455.06      96.9     680      18.219999      9/1/08          5          10/1/98        9/1/28
   4551289           377400       363676.38        80     728          20.25     11/1/07          5          10/1/98        9/1/28
   4584863           390000       305823.94      59.1     775      9.3100004      1/1/09          5           2/1/99        1/1/29
   4584999           500000        483919.3      39.2     677           11.7      1/1/09          5           2/1/99        1/1/29
   4586060           416300       403212.61        32     675      28.299999      1/1/09          5           2/1/99        1/1/29
   4595968           364000       352293.38        80     768      5.0799999      1/1/09          5           2/1/99        1/1/29
   4610840           875000       846859.23      76.1     675      34.279999      1/1/09          5           2/1/99        1/1/29
   4624315          1500000      1452844.29      71.4     741          35.82      1/1/09          5           2/1/99        1/1/29
   4628977           335000        322350.5      61.8     695      17.379999     10/1/08          5          11/1/98       10/1/28
   4680543           414000       389919.62      30.7     671          15.35     10/1/08          5          11/1/98       10/1/28
   4680724           402000       385239.87      83.8     772          13.26     10/1/08          5          11/1/98       10/1/28
   4712330           525000       508076.17       100     760          33.52     10/1/08          5          11/1/98       10/1/28
   4730462           336000       310987.38        80     722          11.03     10/1/08          5          11/1/98       10/1/28
   4763668           462400       438080.69        80     748           1.51     10/1/08          5          11/1/98       10/1/28
   4764973           336000       324137.91      74.7     731      25.790001     10/1/08          5          11/1/98       10/1/28
   4871872           615500       583331.74      78.9     732      19.139999     11/1/08          5          12/1/98       11/1/28
   4903622           276500        266772.8        61     765      18.860001     11/1/08          5          12/1/98       11/1/28
   4910927           724000        694686.2        80     662      35.029999      6/1/08          5           7/1/98        6/1/28
   4919605           500000       477411.81      56.2     673         162.89      6/1/08          5           7/1/98        6/1/28
   4922302           701600       677021.47        80     742          10.88     11/1/08          5          12/1/98       11/1/28
   4948779          1018000       966814.76      78.3     685          25.49      7/1/08          5           8/1/98        7/1/28
   4951665           595000       571450.96      79.3     752           7.27      6/1/08          5           7/1/98        6/1/28
   4959295          1575000      1508731.35        75     645      20.959999      7/1/08          5           8/1/98        7/1/28
   4975201           366000       352887.08      73.9     726      27.690001     11/1/08          5          12/1/98       11/1/28
   4982468          1380500      1336335.45        69     782            1.2     11/1/08          5          12/1/98       11/1/28
   5028183           300000       287037.79      83.3     734          38.37     12/1/07          5           1/1/98       12/1/27
   5383757           404000       385445.16        80     754          27.93      2/1/08          5           3/1/98        2/1/28
   5384320           323500       300669.31        78     684          15.32      1/1/08          5           2/1/98        1/1/28
   5387415           409000       377647.19      48.7     676          17.93      3/1/08          5           4/1/98        3/1/28
   5387443           295800        283403.9      90.8     666          44.88      3/1/08          5           4/1/98        3/1/28
   5744392           292500       279967.15        90     703          32.75      3/1/08          5           4/1/98        3/1/28
   5745156           410000       392308.54        64     660          27.89      3/1/08          5           4/1/98        3/1/28
   5747772           430000       411234.39        73     714         222.98      4/1/08          5           5/1/98        4/1/28
   5747847           429000       412559.57       100     666          25.89      3/1/08          5           4/1/98        3/1/28
   5748238           500000       465990.05      57.8     748          30.67      3/1/08          5           4/1/98        3/1/28
   5748686           525000       499348.94      79.6     714          38.88      3/1/08          5           4/1/98        3/1/28
   5752087           600000       572641.21      51.1     718          34.42      4/1/08          5           5/1/98        4/1/28
   5952750           387200       371383.19        80     634          61.83      4/1/08          5           5/1/98        4/1/28
   5954464           640000        613867.1        80     668          30.09      4/1/08          5           5/1/98        4/1/28
   5954620           344250       330840.78        90     685          33.32      4/1/08          5           5/1/98        4/1/28
   5954670           513750       492772.02        75     769          20.82      4/1/08          5           5/1/98        4/1/28
   5955916           495000       472428.78      78.8     688          58.91      4/1/08          5           5/1/98        4/1/28
   6199020           388000       377714.63      79.5     575          10.93      4/1/09          5           5/1/99        4/1/29
   6203314           342400       332408.98        80     682      16.280001      5/1/09          5           6/1/99        5/1/29
   6204570           428400        417561.5        90     629      16.540001      4/1/09          5           5/1/99        4/1/29
   6205990           525597       518042.75        80     772      16.889999      7/1/10          5           8/1/00        7/1/30
   6206008           350400       343654.37        80     711           2.96      5/1/10          2           6/1/00        5/1/30
   6206038          1100000      1071512.14      71.4     754      19.190001      4/1/08          5           5/1/99        4/1/29
   6206158          1065600      1054392.82        80     721          23.18     10/1/07          5          11/1/00       10/1/30
   6206268           655000       640188.57      59.6     702          12.82     10/1/08          5          12/1/99       11/1/29
   6206373           880000       859680.53      74.9     698          12.66      1/1/10          2           2/1/00        1/1/30
   6206505           700000       592773.12       100     745      8.6999998      2/1/10          5           3/1/00        2/1/30
   6207117           335000       322388.89       100     673      5.8600001      3/1/09          5           4/1/99        3/1/29
   6207156           660000       651941.62        80     737      18.379999      8/1/10          2           9/1/00        8/1/30
   6208033           920000        897660.4        80     752      8.8900003      7/1/09          2           8/1/99        7/1/29
   6208174           480000       467723.37        80     764          31.48      5/1/09          5           6/1/99        5/1/29
   6208176           375000       367932.14       100     759      31.200001      8/1/09          5           9/1/99        8/1/29
   6208626           740000       708036.33        80     663           4.73      6/1/09          5           7/1/99        6/1/29
   6208924           364000       353857.83      74.3     681      27.780001      6/1/09          5           7/1/99        6/1/29
   6209179           925000       905684.57      68.5     727      56.389999      9/1/09          5          10/1/99        9/1/29
   6209637           400000       389529.73      63.5     731          17.98      5/1/09          5           6/1/99        5/1/29
   6209979          1200000      1169018.11        80     674          14.08      6/1/09          5           7/1/99        6/1/29
   6210268           475000       463293.76      56.9     776      31.290001      6/1/09          5           7/1/99        6/1/29
   6210682           464000       452467.75        80     747          22.52      7/1/09          5           8/1/99        7/1/29
   6211782           300000       288850.29        80     739          15.34      6/1/09          5           7/1/99        6/1/29
   6212085           800000       782071.26      77.3     767          19.73      9/1/09          5          10/1/99        9/1/29
   6216519           452000       441277.93        80     694           10.7      7/1/09          5           8/1/99        7/1/29
   6217203          1000000       976828.45      58.8     703      27.209999      7/1/09          5           8/1/99        7/1/29
   6219016           501600          496451        80     622           16.5     10/1/07          5          11/1/00       10/1/30
   6219258           704000       694431.41      86.5     753           4.29      6/1/07          2           7/1/00        6/1/30
   6220626           840000       822573.36      23.7     712      4.3299999      8/1/09          5           9/1/99        8/1/29
   6220950           332000       194396.16        80     752           12.1      9/1/09          5          10/1/99        9/1/29
   6221080          1100000      1076630.36      68.8     764      6.8000002      8/1/09          5           9/1/99        8/1/29
   6221499           385084       377416.43        80     775           12.6      9/1/09          5          10/1/99        9/1/29
   6221841           351000       343529.69      88.9     707            3.2      9/1/09          5          10/1/99        9/1/29
   6222580           720000       676963.71        80     766          21.85      8/1/09          5           9/1/99        8/1/29
   6222598           396050       387380.09        89     675      26.120001      9/1/09          5          10/1/99        9/1/29
   6223188          1380000      1346834.77        80     732          20.83      9/1/09          5          10/1/99        9/1/29
   6223833           350000       336690.34      57.9     717          14.62     10/1/09          5          11/1/99       10/1/29
   6224491           514000       503518.75        80     667          24.66      9/1/09          5          10/1/99        9/1/29
   6224749           374800       366786.07        80     658          11.17      9/1/09          5          10/1/99        9/1/29
   6225150           725000       715363.95      74.4     707          13.77      3/1/10          2           4/1/00        3/1/30
   6225846           430250       421432.32      61.5     672      25.780001     10/1/09          5          11/1/99       10/1/29
   6226956           952100        934715.7        75     698      20.049999     11/1/09          5          12/1/99       11/1/29
   6227284           346700       340519.87      66.7     687      16.299999     11/1/09          5          12/1/99       11/1/29
   6227392           334250       328144.41        70     772      9.7299995     11/1/09          5          12/1/99       11/1/29
   6229008           350000       336953.14      53.4     751      27.690001     11/1/09          5          12/1/99       11/1/29
   6229380           590000       581523.26      89.5     695          15.46      1/1/10          5           2/1/00        1/1/30
   6230674          1000000       984169.17        69     666      17.790001     12/1/09          2           1/1/00       12/1/29
   6234985           468750       462185.01        75     733          10.46      2/1/10          5           3/1/00        2/1/30
   6237600           319500       315147.77      98.3     689          18.59      3/1/10          2           4/1/00        3/1/30
   6243024           344000       340112.05      66.3     727          14.48      5/1/10          2           6/1/00        5/1/30
   6245970           525000       519131.79       100     688      4.7800002      6/1/10          5           7/1/00        6/1/30
   6247276           610000       603672.57       100     712      5.6799998      6/1/10          5           7/1/00        6/1/30
   6248655           300000       296756.73      73.7     691          35.56      8/1/10          5           9/1/00        8/1/30
   6261205          1100000       986956.82      65.7     734          10.21     10/1/10          2          11/1/00       10/1/30
   6264384           695000       690689.27       100     733      7.8099999      2/1/08          5           3/1/01        2/1/31
   6264564           448000        445079.6        80     657          32.48      2/1/11          5           3/1/01        2/1/31
   6268126           424000       421810.43      79.3     670          18.01      4/1/08          5           5/1/01        4/1/31
   6278496           891000       888052.93        90     710      28.219999      7/1/08          2           8/1/01        7/1/31
   8505642           450000       327004.42      80.4     664          16.69      5/1/07          5           6/1/97        5/1/27

                                                          Periodic
 Account Number      RATE     SFEE    Rate Adj Period   Rate Adj Cap   Max Lifetime Rate    Min Lifetime Rate
 --------------     ------    -----   ---------------   ------------   -----------------    -----------------
    1244078              6    0.375         12                 2                11                 0
    1244353          6.125    0.375         12                 2             11.25                 0
    1246207           6.75    0.375         12                 2             11.75                 0
    1253400              7    0.375         12                 2                12                 0
    1254349          6.875    0.375         12                 2            11.875                 0
    1388816           6.75    0.375         12                 2             11.75                 0
    1655407            7.5    0.375         12                 2              12.5                 0
    1656288          6.875    0.375         12                 2            11.875                 0
    1659849           6.75    0.375         12                 2             11.75                 0
    2129622          6.625    0.375         12                 2            11.625                 0
    2236129          7.375    0.375         12                 2            12.375                 0
    2406774           6.75    0.375         12                 2             11.75                 0
    2587164           6.75    0.375         12                 2             11.75                 0
    2590265              7    0.375         12                 2                12                 0
    2591976           6.75    0.375         12                 2             11.75                 0
    2594319              7    0.375         12                 2                12                 0
    2742144           6.25    0.375         12                 2             11.25                 0
    2742621              7    0.375         12                 2                12                 0
    2744561          6.625    0.375         12                 2            11.625                 0
    2745783          6.625    0.375         12                 2            11.625                 0
    4044286           6.75    0.375         12                 2             11.75                 0
    4052204           6.75    0.375         12                 2             11.75                 0
    4055103            7.5    0.375         12                 2              12.5                 0
    4061002          6.625    0.375         12                 2            11.625                 0
    4061494           7.25    0.375         12                 2             12.25                 0
    4062026          6.625    0.375         12                 2            11.625                 0
    4062577          6.625    0.375         12                 2            11.625                 0
    4069648           6.75    0.375         12                 2             11.75                 0
    4070045           6.25    0.375         12                 2             11.25                 0
    4070204          6.625    0.375         12                 2            11.625                 0
    4088630              7    0.375         12                 2                12                 0
    4097949          6.625    0.375         12                 2            11.625                 0
    4098447          6.625    0.375         12                 2            11.625                 0
    4098594          6.625    0.375         12                 2            11.625                 0
    4099190           6.75    0.375         12                 2             11.75                 0
    4099280          6.625    0.375         12                 2            11.625                 0
    4117516          6.625    0.375         12                 2            11.625                 0
    4117709          6.625    0.375         12                 2            11.625                 0
    4120831           6.75    0.375         12                 2             11.75                 0
    4121250          6.625    0.375         12                 2            11.625                 0
    4131448           6.75    0.375         12                 2             11.75                 0
    4134625          6.625    0.375         12                 2            11.625                 0
    4134827          6.625    0.375         12                 2            11.625                 0
    4135130          6.625    0.375         12                 2            11.625                 0
    4142862           6.75    0.375         12                 2             11.75                 0
    4153131          6.375    0.375         12                 2            11.375                 0
    4153636              7    0.375         12                 2                12                 0
    4170675           6.75    0.375         12                 2             11.75                 0
    4185450          6.625    0.375         12                 2            11.625                 0
    4186690              7    0.375         12                 2                12                 0
    4189360          6.625    0.375         12                 2            11.625                 0
    4200730           6.75    0.375         12                 2             11.75                 0
    4221069          6.625    0.375         12                 2            11.625                 0
    4222615          6.625    0.375         12                 2            11.625                 0
    4230025              7    0.375         12                 2                12                 0
    4241188           6.75    0.375         12                 2             11.75                 0
    4242237           6.75    0.375         12                 2             11.75                 0
    4245230            6.5    0.375         12                 2              11.5                 0
    4256607           6.75    0.375         12                 2             11.75                 0
    4256653           6.75    0.375         12                 2             11.75                 0
    4257267          6.875    0.375         12                 2            11.875                 0
    4301417           6.25    0.375         12                 2             11.25                 0
    4301844           6.75    0.375         12                 2             11.75                 0
    4306636           6.75    0.375         12                 2             11.75                 0
    4334619            6.5    0.375         12                 2              11.5                 0
    4338646          7.875    0.375         12                 2            12.875                 0
    4343129          7.875    0.375         12                 2            12.875                 0
    4345040           6.75    0.375         12                 2             11.75                 0
    4369777              7    0.375         12                 2                12                 0
    4374242          7.375    0.375         12                 2            12.375                 0
    4382759           6.75    0.375         12                 2             11.75                 0
    4419506          6.875    0.375         12                 2            11.875                 0
    4422700          7.375    0.375         12                 2            12.375                 0
    4460195            6.5    0.375         12                 2              11.5                 0
    4483782           6.75    0.375         12                 2             11.75                 0
    4484113          6.875    0.375         12                 2            11.875                 0
    4493595           6.75    0.375         12                 2             11.75                 0
    4496030          6.875    0.375         12                 2            11.875                 0
    4496464          6.125    0.375         12                 2            11.125                 0
    4501765          6.875    0.375         12                 2            11.875                 0
    4510991          7.625    0.375         12                 2            12.625                 0
    4511910          7.875    0.375         12                 2            12.875                 0
    4551289           6.75    0.375         12                 2             11.75                 0
    4584863           6.75    0.375         12                 2             11.75                 0
    4584999           6.75    0.375         12                 2             11.75                 0
    4586060          6.875    0.375         12                 2            11.875                 0
    4595968           6.75    0.375         12                 2             11.75                 0
    4610840           6.75    0.375         12                 2             11.75                 0
    4624315          6.875    0.375         12                 2            11.875                 0
    4628977          6.375    0.375         12                 2            11.375                 0
    4680543              7    0.375         12                 2                12                 0
    4680724              7    0.375         12                 2                12                 0
    4712330           7.25    0.375         12                 2             12.25                 0
    4730462           6.75    0.375         12                 2             11.75                 0
    4763668          6.875    0.375         12                 2            11.875                 0
    4764973           6.75    0.375         12                 2             11.75                 0
    4871872          6.625    0.375         12                 2            11.625                 0
    4903622           6.75    0.375         12                 2             11.75                 0
    4910927          6.625    0.375         12                 2             12.25                 0
    4919605              6    0.375         12                 2                11                 0
    4922302          6.625    0.375         12                 2            11.625                 0
    4948779            6.5    0.375         12                 2              11.5                 0
    4951665           6.75    0.375         12                 2             11.75                 0
    4959295           6.25    0.375         12                 2             11.25                 0
    4975201            6.5    0.375         12                 2              11.5                 0
    4982468          7.125    0.375         12                 2            12.125                 0
    5028183          7.125    0.375         12                 2            12.125                 0
    5383757            6.5    0.375         12                 2              11.5                 0
    5384320          6.375    0.375         12                 2            11.375                 0
    5387415          6.625    0.375         12                 2            11.625                 0
    5387443          6.875    0.375         12                 2            11.875                 0
    5744392           6.75    0.375         12                 2             11.75                 0
    5745156           6.75    0.375         12                 2             11.75                 0
    5747772            6.5    0.375         12                 2              11.5                 0
    5747847          7.375    0.375         12                 2            12.375                 0
    5748238           6.75    0.375         12                 2             11.75                 0
    5748686              6    0.375         12                 2                11                 0
    5752087           6.25    0.375         12                 2             11.25                 0
    5952750          6.875    0.375         12                 2            11.875                 0
    5954464          6.875    0.375         12                 2            11.875                 0
    5954620           7.25    0.375         12                 2             12.25                 0
    5954670          6.875    0.375         12                 2            11.875                 0
    5955916           6.25    0.375         12                 2             11.25                 0
    6199020           7.25    0.375         12                 2             12.25                 0
    6203314          6.875    0.375         12                 2            11.875                 0
    6204570            7.5    0.375         12                 2              12.5                 0
    6205990           6.75    0.375         12                 2             11.75                 0
    6206008          6.875    0.375         12                 2            11.875                 0
    6206038          7.375    0.375         12                 2            12.375                 0
    6206158           7.25    0.375         12                 2             12.25                 0
    6206268          7.375    0.375         12                 2            12.375                 0
    6206373              6    0.375         12                 2                11                 0
    6206505           6.25    0.375         12                 2             11.25                 0
    6207117              7    0.375         12                 2                12                 0
    6207156           7.25    0.375         12                 2             12.25                 0
    6208033          7.125    0.375         12                 2            12.125                 0
    6208174           7.25    0.375         12                 2             12.25                 0
    6208176           8.25    0.375         12                 2             13.25                 0
    6208626          7.375    0.375         12                 2            12.375                 0
    6208924           7.25    0.375         12                 2             12.25                 0
    6209179            7.5    0.375         12                 2              12.5                 0
    6209637          7.125    0.375         12                 2            12.125                 0
    6209979              7    0.375         12                 2                12                 0
    6210268           7.25    0.375         12                 2             12.25                 0
    6210682              7    0.375         12                 2                12                 0
    6211782           7.25    0.375         12                 2             12.25                 0
    6212085          7.125    0.375         12                 2            12.125                 0
    6216519           7.25    0.375         12                 2             12.25                 0
    6217203          7.375    0.375         12                 2            12.375                 0
    6219016          7.375    0.375         12                 2            12.375                 0
    6219258          7.375    0.375         12                 2            12.375                 0
    6220626           7.75    0.375         12                 2             12.75                 0
    6220950           7.25    0.375         12                 2             12.25                 0
    6221080          7.625    0.375         12                 2            12.625                 0
    6221499           7.75    0.375         12                 2             12.75                 0
    6221841            7.5    0.375         12                 2              12.5                 0
    6222580          7.375    0.375         12                 2            12.375                 0
    6222598           7.25    0.375         12                 2             12.25                 0
    6223188           6.75    0.375         12                 2             11.75                 0
    6223833          6.875    0.375         12                 2            11.875                 0
    6224491          7.625    0.375         12                 2            12.625                 0
    6224749          7.375    0.375         12                 2            12.375                 0
    6225150          8.375    0.375         12                 2            13.375                 0
    6225846          7.375    0.375         12                 2            12.375                 0
    6226956           7.75    0.375         12                 2             12.75                 0
    6227284          7.875    0.375         12                 2            12.875                 0
    6227392           7.75    0.375         12                 2             12.75                 0
    6229008           7.75    0.375         12                 2             12.75                 0
    6229380            8.5    0.375         12                 2              13.5                 0
    6230674           8.25    0.375         12                 2             13.25                 0
    6234985          8.375    0.375         12                 2            13.375                 0
    6237600           8.25    0.375         12                 2             13.25                 0
    6243024          8.625    0.375         12                 2            13.625                 0
    6245970          8.375    0.375         12                 2            13.375                 0
    6247276           8.75    0.375         12                 2             13.75                 0
    6248655          7.875    0.375         12                 2            12.875                 0
    6261205          6.625    0.375         12                 2            11.625                 0
    6264384              8    0.375         12                 2                13                 0
    6264564           7.75    0.375         12                 2             12.75                 0
    6268126          7.625    0.375         12                 2            12.625                 0
    6278496              7    0.375         12                 2                12                 0
    8505642          7.875    0.375         12                 2            12.875                 0


  Account Number    ROUNDING           MARGIN            Index         LOOKBACK      OTERM      RTERM            PI
  --------------    --------           ------        -------------     --------      -----      -----            --
     1244078          0.125             2.75         1 YR Treasury        45          360        317           4496.63
     1244353          0.125             2.75         1 YR Treasury        45          360        317           2065.88
     1246207          0.125             2.75         1 YR Treasury        45          360        318           7783.18
     1253400          0.125             2.75         1 YR Treasury        45          360        318           2661.21
     1254349          0.125             2.75         1 YR Treasury        45          360        318           2089.04
     1388816          0.125             2.75         1 YR Treasury        45          360        310           3633.78
     1655407          0.125             2.75         1 YR Treasury        45          360        317           2517.18
     1656288          0.125             2.75         1 YR Treasury        45          360        318            2876.7
     1659849          0.125             2.75         1 YR Treasury        45          360        318           4669.91
     2129622          0.125             2.75         1 YR Treasury        45          360        310           3579.34
     2236129          0.125             2.75         1 YR Treasury        45          360        318           3743.46
     2406774          0.125             2.75         1 YR Treasury        45          360        311           1867.97
     2587164          0.125             2.75         1 YR Treasury        45          360        312            1945.8
     2590265          0.125             2.75         1 YR Treasury        45          360        312           2494.89
     2591976          0.125             2.75         1 YR Treasury        45          360        312           2347.93
     2594319          0.125             2.75         1 YR Treasury        45          360        313           4906.61
     2742144          0.125             2.75         1 YR Treasury        45          360        313           2588.48
     2742621          0.125             2.75         1 YR Treasury        45          360        313           2095.71
     2744561          0.125             2.75         1 YR Treasury        45          360        313            2260.3
     2745783          0.125             2.75         1 YR Treasury        45          360        314           2561.25
     4044286          0.125             2.75         1 YR Treasury        45          360        326           6485.99
     4052204          0.125             2.75         1 YR Treasury        30          360        326           5350.94
     4055103          0.125             2.75         1 YR Treasury        45          360         80           4230.25
     4061002          0.125             2.75         1 YR Treasury        45          360        324           1920.94
     4061494          0.125             2.75         1 YR Treasury        45          360        324           2592.27
     4062026          0.125             2.75         1 YR Treasury        45          360        324           2310.25
     4062577          0.125             2.75         1 YR Treasury        45          360        324           4149.22
     4069648          0.125             2.75         1 YR Treasury        45          360        324           1836.83
     4070045          0.125             2.75         1 YR Treasury        45          360        325            1970.3
     4070204          0.125             2.75         1 YR Treasury        45          360        325            2260.3
     4088630          0.125             2.75         1 YR Treasury        45          360        320           1811.64
     4097949          0.125             2.75         1 YR Treasury        45          360        325           3604.96
     4098447          0.125             2.75         1 YR Treasury        45          360        325           3614.56
     4098594          0.125             2.75         1 YR Treasury        45          360        325           3041.48
     4099190          0.125             2.75         1 YR Treasury        45          360        324           1816.08
     4099280          0.125             2.75         1 YR Treasury        45          360        324           3649.78
     4117516          0.125             2.75         1 YR Treasury        45          360        325            3492.9
     4117709          0.125             2.75         1 YR Treasury        45          360        325           2638.09
     4120831          0.125             2.75         1 YR Treasury        45          360        324           2788.98
     4121250          0.125             2.75         1 YR Treasury        45          360        325           6134.18
     4131448          0.125             2.75         1 YR Treasury        45          360        324           5837.39
     4134625          0.125             2.75         1 YR Treasury        45          360        337           4392.54
     4134827          0.125             2.75         1 YR Treasury        45          360        325           1946.55
     4135130          0.125             2.75         1 YR Treasury        45          360        325           2241.09
     4142862          0.125             2.75         1 YR Treasury        45          360        325           2691.69
     4153131          0.125             2.75         1 YR Treasury        45          360        325           1996.39
     4153636          0.125             2.75         1 YR Treasury        45          360        324           2166.23
     4170675          0.125             2.75         1 YR Treasury        45          360        324           3113.28
     4185450          0.125             2.75         1 YR Treasury        45          360        325           5890.87
     4186690          0.125             2.75         1 YR Treasury        45          360        325           2794.28
     4189360          0.125             2.75         1 YR Treasury        45          360        324            1837.7
     4200730          0.125             2.75         1 YR Treasury        45          360        325            1968.5
     4221069          0.125             2.75         1 YR Treasury        45          360        325           5826.83
     4222615          0.125             2.75         1 YR Treasury        45          360        325           4546.21
     4230025          0.125             2.75         1 YR Treasury        45          360        325           2173.55
     4241188          0.125             2.75         1 YR Treasury        45          360        325              3243
     4242237          0.125             2.75         1 YR Treasury        45          360        325           2983.56
     4245230          0.125             2.75         1 YR Treasury        45          360        324            3634.4
     4256607          0.125             2.75         1 YR Treasury        45          360        325           2223.92
     4256653          0.125             2.75         1 YR Treasury        45          360        325            4118.6
     4257267          0.125             2.75         1 YR Treasury        45          360        325           2529.18
     4301417          0.125             2.75         1 YR Treasury        45          360        325           2955.45
     4301844          0.125             2.75         1 YR Treasury        45          360        325           3372.72
     4306636          0.125             2.75         1 YR Treasury        45          360        325           4455.87
     4334619          0.125             2.75         1 YR Treasury        45          360        321           4095.81
     4338646          0.125             2.75         1 YR Treasury        45          360        321           5307.51
     4343129          0.125             2.75         1 YR Treasury        45          360        325           3153.33
     4345040          0.125             2.75         1 YR Treasury        45          360        325           2030.12
     4369777          0.125             2.75         1 YR Treasury        45          360        325           5854.67
     4374242          0.125             2.75         1 YR Treasury        45          360        321            1933.9
     4382759          0.125             2.75         1 YR Treasury        45          360        325           2672.23
     4419506          0.125             2.75         1 YR Treasury        45          360        325           2167.87
     4422700          0.125             2.75         1 YR Treasury        45          360        325           5698.07
     4460195          0.125             2.75         1 YR Treasury        45          360        325           2060.55
     4483782          0.125             2.75         1 YR Treasury        45          360        326           2257.13
     4484113          0.125             2.75         1 YR Treasury        45          360        326           2943.05
     4493595          0.125             2.75         1 YR Treasury        45          360        326           3502.43
     4496030          0.125             2.75         1 YR Treasury        45          360        286           3305.01
     4496464          0.125             2.75         1 YR Treasury        45          360        322           6076.11
     4501765          0.125             2.75         1 YR Treasury        45          360        326           5518.21
     4510991          0.125             2.75         1 YR Treasury        45          360        325           2802.87
     4511910          0.125             2.75         1 YR Treasury        45          360        322           2289.77
     4551289          0.125             2.75         1 YR Treasury        45          360        322           2447.81
     4584863          0.125             2.75         1 YR Treasury        45          360        326           2529.54
     4584999          0.125             2.75         1 YR Treasury        45          360        326              3243
     4586060          0.125             2.75         1 YR Treasury        45          360        326            2734.8
     4595968          0.125             2.75         1 YR Treasury        45          360        326            2360.9
     4610840          0.125             2.75         1 YR Treasury        45          360        326           5675.24
     4624315          0.125             2.75         1 YR Treasury        45          360        326           9853.94
     4628977          0.125             2.75         1 YR Treasury        45          360        323           2089.97
     4680543          0.125             2.75         1 YR Treasury        45          360        323           2754.36
     4680724          0.125             2.75         1 YR Treasury        45          360        323           2674.52
     4712330          0.125             2.75         1 YR Treasury        45          360        323           3581.43
     4730462          0.125             2.75         1 YR Treasury        45          360        323           2179.29
     4763668          0.125             2.75         1 YR Treasury        45          360        323           3037.64
     4764973          0.125             2.75         1 YR Treasury        45          360        323           2179.29
     4871872          0.125             2.75         1 YR Treasury        45          360        324           3941.12
     4903622          0.125             2.75         1 YR Treasury        45          360        324           1793.38
     4910927          0.125             2.75         1 YR Treasury        45          360        319           4638.24
     4919605          0.125             2.75         1 YR Treasury        45          360        319           2997.76
     4922302          0.125             2.75         1 YR Treasury        45          360        324           4492.43
     4948779          0.125             2.75         1 YR Treasury        45          360        320           6434.46
     4951665          0.125             2.75         1 YR Treasury        45          360        319           3859.16
     4959295          0.125             2.75         1 YR Treasury        45          360        320           9697.55
     4975201          0.125             2.75         1 YR Treasury        45          360        324           2313.37
     4982468          0.125             2.75         1 YR Treasury        45          360        324           9300.69
     5028183          0.125             2.75         1 YR Treasury        45          360        313           2021.16
     5383757          0.125             2.75         1 YR Treasury        45          360        315           2553.56
     5384320          0.125             2.75         1 YR Treasury        45          360        314           2018.22
     5387415          0.125             2.75         1 YR Treasury        45          360        316           2618.88
     5387443          0.125             2.75         1 YR Treasury        45          360        316            1943.2
     5744392          0.125             2.75         1 YR Treasury        45          360        316           1897.15
     5745156          0.125             2.75         1 YR Treasury        45          360        316           2659.26
     5747772          0.125             2.75         1 YR Treasury        45          360        317            2717.9
     5747847          0.125             2.75         1 YR Treasury        45          360        316              2963
     5748238          0.125             2.75         1 YR Treasury        45          360        316              3243
     5748686          0.125             2.75         1 YR Treasury        45          360        316           3147.65
     5752087          0.125             2.75         1 YR Treasury        45          360        317           3694.31
     5952750          0.125             2.75         1 YR Treasury        45          360        317           2543.63
     5954464          0.125             2.75         1 YR Treasury        45          360        317           4204.35
     5954620          0.125             2.75         1 YR Treasury        45          360        317            2348.4
     5954670          0.125             2.75         1 YR Treasury        45          360        317           3374.98
     5955916          0.125             2.75         1 YR Treasury        45          360        317           3047.81
     6199020          0.125             2.75         1 YR Treasury        45          360        329           2646.85
     6203314          0.125             2.75         1 YR Treasury        45          360        330           2249.33
     6204570          0.125             2.75         1 YR Treasury        45          360        329           2995.44
     6205990          0.125             2.75         1 YR Treasury        45          360        344           3409.02
     6206008          0.125             2.75         1 YR Treasury        45          360        342           2301.88
     6206038          0.125             2.75         1 YR Treasury        45          360        329           7597.43
     6206158          0.125             2.75         1 YR Treasury        45          360        347           7269.28
     6206268          0.125             2.75         1 YR Treasury        45          360        336           4523.93
     6206373          0.125             2.75         1 YR Treasury        45          360        338           5276.05
     6206505          0.125             2.75         1 YR Treasury        45          360        339           4310.03
     6207117          0.125             2.75         1 YR Treasury        45          360        328           2313.77
     6207156          0.125             2.75         1 YR Treasury        45          360        345           4502.37
     6208033          0.125             2.75         1 YR Treasury        45          360        332           6198.22
     6208174          0.125             2.75         1 YR Treasury        45          360        330           3274.45
     6208176          0.125             2.75         1 YR Treasury        45          360        333           2817.25
     6208626          0.125             2.75         1 YR Treasury        45          360        331              5111
     6208924          0.125             2.75         1 YR Treasury        45          360        331           2483.13
     6209179          0.125             2.75         1 YR Treasury        45          360        334           6467.74
     6209637          0.125             2.75         1 YR Treasury        45          360        330           2694.88
     6209979          0.125             2.75         1 YR Treasury        45          360        331           7983.63
     6210268          0.125             2.75         1 YR Treasury        45          360        331           3240.34
     6210682          0.125             2.75         1 YR Treasury        45          360        332           3087.01
     6211782          0.125             2.75         1 YR Treasury        45          360        331           2046.53
     6212085          0.125             2.75         1 YR Treasury        45          360        334           5389.75
     6216519          0.125             2.75         1 YR Treasury        45          360        332           3083.44
     6217203          0.125             2.75         1 YR Treasury        45          360        332           6906.76
     6219016          0.125             2.75         1 YR Treasury        45          360        347           3464.43
     6219258          0.125             2.75         1 YR Treasury        45          360        343           4862.36
     6220626          0.125             2.75         1 YR Treasury        45          360        333           6017.87
     6220950          0.125             2.75         1 YR Treasury        45          360        334           2264.83
     6221080          0.125             2.75         1 YR Treasury        45          360        333           7785.74
     6221499          0.125             2.75         1 YR Treasury        45          360        334           2758.79
     6221841          0.125             2.75         1 YR Treasury        45          360        334           2454.25
     6222580          0.125             2.75         1 YR Treasury        45          360        333           4972.87
     6222598          0.125             2.75         1 YR Treasury        45          360        334           2701.76
     6223188          0.125             2.75         1 YR Treasury        45          360        334           8950.66
     6223833          0.125             2.75         1 YR Treasury        45          360        335           2299.26
     6224491          0.125             2.75         1 YR Treasury        45          360        334           3638.06
     6224749          0.125             2.75         1 YR Treasury        45          360        334           2588.66
     6225150          0.125             2.75         1 YR Treasury        45          360        340           5510.53
     6225846          0.125             2.75         1 YR Treasury        45          360        335           2971.63
     6226956          0.125             2.75         1 YR Treasury        45          360        336           6820.97
     6227284          0.125             2.75         1 YR Treasury        45          360        336           2513.82
     6227392          0.125             2.75         1 YR Treasury        45          360        336           2394.61
     6229008          0.125             2.75         1 YR Treasury        45          360        336           2507.45
     6229380          0.125             2.75         1 YR Treasury        45          360        338           4536.59
     6230674          0.125             2.75         1 YR Treasury        45          360        337           7512.67
     6234985          0.125             2.75         1 YR Treasury        45          360        339           3562.84
     6237600          0.125             2.75         1 YR Treasury        45          360        340            2400.3
     6243024          0.125             2.75         1 YR Treasury        45          360        342            2675.6
     6245970          0.125             2.75         1 YR Treasury        45          360        343           3990.38
     6247276          0.125             2.75         1 YR Treasury        45          360        343           4798.88
     6248655          0.125             2.75         1 YR Treasury        45          360        345           2175.21
     6261205          0.125             2.75         1 YR Treasury        45          360        347           7043.43
     6264384          0.125             2.75         1 YR Treasury        45          360        351           5099.67
     6264564          0.125             2.75         1 YR Treasury        45          360        351           3209.53
     6268126          0.125             2.75         1 YR Treasury        45          360        353           3001.05
     6278496          0.125             2.75         1 YR Treasury        45          360        356           5927.85
     8505642          0.125             2.75         1 YR Treasury        45          360        306           3262.82


  Account Number          ADDRESS                       CITY                STATE        ZIP      PROPLIT
  --------------     -----------------------        --------------          -----       -----     --------------
     1244078         17242 NE 126TH PL              ADELAIDE                 WA         98052     PUD
     1244353         901 LAKEVIEW HEIGHTS           COEUR D' ALENE           ID         83814     Single Family
     1246207         12 EVERGREEN LN                MERCER ISLAND            WA         98040     Single Family
     1253400         9410 N WINTERWOOD LN           BOISE                    ID         83703     PUD
     1254349         9308 W PEBBLE FALLS LN         BOISE                    ID         83703     Single Family
     1388816         1104 MARINE DRIVE              ANACORTES                WA         98221     Single Family
     1655407         5200 THREE VILLAGE DR PH-J     CLEVELAND                OH         44124     Condo
     1656288         52 THOMAS RD                   UNDERWOOD                WA         98651     Single Family
     1659849         7475 SW FROG POND LN           CHARBONNEAU              OR         97070     Single Family
     2129622         90 GREY FOX RUN                AUBURN                   OH         44022     Single Family
     2236129         3122 EMERALD BLVD              KOKOMO                   IN         46902     Single Family
     2406774         17652 SISTERS LN               SUNRIVER                 OR         97707     PUD
     2587164         58 WOOBURY PLACE               PITTSFORD                NY         14534     PUD
     2590265         301 SE 41ST CT                 GRESHAM                  OR         97080     PUD
     2591976         16220 SW PIPIT CT              BEAVERTON                OR         97007     PUD
     2594319         1730 N PACIFIC ST              ARCH CAPE                OR         97102     Single Family
     2742144         14073 NW BRONSON CREEK DR      PORTLAND                 OR         97229     PUD
     2742621         3103 NE 37TH AVENUE            PORTLAND                 OR         97212     Single Family
     2744561         4230 95TH AVE NE               BELLEVUE                 WA         98004     Single Family
     2745783         130 HARBOR RD                  SHELBURNE                VT         05482     Single Family
     4044286         9011 BOOTH RD                  KIRKLAND HILLS           OH         44060     Single Family
     4052204         101 OCEAN FRONT WALK           VENICE                   CA         90291     Condo
     4055103         13348 SW LESLIE COURT          LAKE OSWEGO              OR         97034     Single Family
     4061002         3500 SW 44TH AVENUE            PORTLAND                 OR         97221     Single Family
     4061494         53590 FIR ROAD                 GRANGER                  IN         46530     Single Family
     4062026         921 SW DAVENPORT STREET        PORTLAND                 OR         97201     Single Family
     4062577         3831 CALAROGA DRIVE            WEST LINN                OR         97068     Single Family
     4069648         1987 CANTERBURY ROAD           AKRON                    OH         44321     Single Family
     4070045         7349 OLD GUIDE ROAD            FERNDALE                 WA         98248     Single Family
     4070204         15 AKA 58124 NINE IRON LANE    SUNRIVER                 OR         97707     PUD
     4088630         3870 N VALLEY DRIVE            FAIRVIEW PARK            OH         44126     Single Family
     4097949         01720 SW RADCLIFFE ROAD        PORTLAND                 OR         97219     Single Family
     4098447         12241 SW TERWILLIGER BLVD      PORTLAND                 OR         97219     Single Family
     4098594         18001 S. OLD CLARKE ROAD       MULINO                   OR         97042     Single Family
     4099190         2617 SALISBURY LANE            ANN ARBOR                MI         48103     Single Family
     4099280         1834 EPPING ROAD               GATES MILLS              OH         44040     Single Family
     4117516         618 SW CABANA LANE             LAKE OSWEGO              OR         97034     PUD
     4117709         7800 NW 212TH PLACE            HILLSBORO                OR         97124     Single Family
     4120831         237 FAIRFAX  STREET            DENVER                   CO         80220     Single Family
     4121250         2862 SW FAIRVIEW BOULEVARD     PORTLAND                 OR         97201     Single Family
     4131448         8125 MANORHILL DRIVE           CINCINNATI               OH         45243     Single Family
     4134625         1401 CHUCKANUT CREST DRIVE     BELLINGHAM               WA         98226     Single Family
     4134827         11721 SW RIVERWOOD ROAD        PORTLAND                 OR         97219     Single Family
     4135130         1620 43RD AVENUE               SEATTLE                  WA         98112     Condo
     4142862         MP 20 RIM DRIVE                WASHOUGAL                WA         98671     Single Family
     4153131         29312 REGENCY CIRCLE           WESTLAKE                 OH         44145     Single Family
     4153636         19815 MARCHMONT ROAD           SHAKER HEIGHTS           OH         44122     Single Family
     4170675         2705 DRYDEN ROAD               SHAKER HEIGHTS           OH         44122     Single Family
     4185450         2825 EAST LONG COURT           LITTLETON                CO         80121     Single Family
     4186690         2467 SW ARDEN ROAD             PORTLAND                 OR         97201     Single Family
     4189360         4816 FOREST HILL DRIVE         TOLEDO                   OH         43623     Single Family
     4200730         2660 BUTTERNUT LANE            PEPPER PIKE              OH         44124     Single Family
     4221069         7449 BRIGHAM ROAD              GATES MILLS              OH         44040     Single Family
     4222615         2002 GRAND AVENUE              GRAND LAKE               CO         80447     Single Family
     4230025         19 SAW TIMBER DRIVE            HILTON HEAD ISLAND       SC         29926     PUD
     4241188         17900 SOUTH PARK BLVD          SHAKER HTS               OH         44120     Single Family
     4242237         3618 BRONSON CREST LOOP        PORTLAND                 OR         97229     PUD
     4245230         1860 N SPIRIT DANCE ROAD       JACKSON                  WY         83001     PUD
     4256607         6213 OLD BRIDGE AVE. N.W.      MASSILLON                OH         44646     Single Family
     4256653         340 BARTON DRIVE               ANN ARBOR                MI         48105     Single Family
     4257267         7322 HUNTING LAKE DRIVE        CONCORD                  OH         44077     Single Family
     4301417         77 SOUTHWEST IRON MOUNTAIN BOU LAKE OSWEGO              OR         97034     Single Family
     4301844         16809 SOUTHWEST QUAIL COURT    LAKE OSWEGO              OR         97034     Single Family
     4306636         8255 AKA 8250 CIRCLE DRIVE     NEAHKHNIE                OR         97131     Single Family
     4334619         8104 RAVELLO RIDGECOVE         AUSTIN                   TX         78735     PUD
     4338646         5600 BRIGGLE AVE               EAST SPARTA              OH         44626     Single Family
     4343129         1011 S. VALENTIA STREET        DENVER                   CO         80231     PUD
     4345040         2989 SOUTHWEST MONTGOMERY DRIV PORTLAND                 OR         97201     Single Family
     4369777         7099 GATES RD                  GATES MILLS              OH         44040     Single Family
     4374242         1033 ROYAL PASS ROAD           TAMPA                    FL         33602     PUD
     4382759         8542 SAINT IVES PLACE          CINCINNATI               OH         45255     Single Family
     4419506         20089 E. ARAPAHOE RD.          AURORA                   CO         80016     Single Family
     4422700         5011 DEER RIDGE SOUTH DRIVE    CARMEL                   IN         46033     PUD
     4460195         3343 TWYCKENHAM DR.            SOUTH BEND               IN         46614     Single Family
     4483782         4619 ARROWOOD DRIVE            SUN VALLEY               ID         83354     Condo
     4484113         6670EAST GREENLAKE WAY NORTH   SEATTLE                  WA         98103     Single Family
     4493595         13629 RECTOR ROAD              MOUNT VERNON             WA         98273     Single Family
     4496030         2553 MEDINA CIRCLE             MEDINA                   WA         98039     Single Family
     4496464         2855 MAGNOLIA BLVD WEST        SEATTLE                  WA         98199     Single Family
     4501765         104 EAST GENESEE STREET        VLG OF SKANEATELES       NY         13152     Single Family
     4510991         2626 COURTLAND OVAL            SHAKER HEIGHTS           OH         44118     Single Family
     4511910         420 SHOEMAKER DRIVE            CARMEL                   IN         46032     PUD
     4551289         S/L 60 OLD WOODS COURT         SPRINGBORO               OH         45066     Single Family
     4584863         3559 BARTON FARM DRIVE         ANN ARBOR                MI         48105     Single Family
     4584999         8748 OLD INDIAN HILL RD.       CINCINNATI               OH         45243     Single Family
     4586060         71 THE HELM                    EAST ISLIP               NY         11730     Single Family
     4595968         79960 CEDAR CREST              LA QUINTA                CA         92253     Condo
     4610840         7261 HILLBROOK LANE SOUTH      RUSSELL                  OH         44072     Single Family
     4624315         38383 FAIRMOUNT BLVD.          HUNTING VALLEY           OH         44022     Single Family
     4628977         1005 ELM RIDGE DRIVE           GLENCOE                  IL         60022     Single Family
     4680543         23414 N.W. MORELAND ROAD       HILLSBORO                OR         97124     Single Family
     4680724         1561 CHANDLER ROAD             LAKE OSWEGO              OR         97034     Single Family
     4712330         2663 NW WESTOVER ROAD          PORTLAND                 OR         97210     Single Family
     4730462         2725 SW STREAMSIDE DR.         PORTLAND                 OR         97219     Single Family
     4763668         2541 NE 31 COURT               LIGHTHOUSE POINT         FL         33064     Single Family
     4764973         738 N MARION AVENUE            GEARHART                 OR         97138     Single Family
     4871872         21475 SW ST JAMES PLACE        WEST LINN                OR         97068     PUD
     4903622         4488 LAKE FOREST DRIVE EAST    ANN ARBOR                MI         48108     PUD
     4910927         408 COLUMBINE STREET           DENVER                   CO         80206     PUD
     4919605         2109 SW 17TH AVENUE            PORTLAND                 OR         97201     Single Family
     4922302         1705 YACHT HAVEN ROAD          FRIDAY HARBOR            WA         98250     Single Family
     4948779         24746 SW BIG FIR ROAD          WEST LINN                OR         97068     Single Family
     4951665         16310 VALLEY ROAD              AUBURN TOWNSHIP          OH         44255     Single Family
     4959295         5060 SW HILLTOP LANE           PORTLAND                 OR         97221     Single Family
     4975201         3060 SW FAIRMOUNT BLVD         PORTLAND                 OR         97201     Single Family
     4982468         2840 NORTH BLUFF RIDGE DRIVE   PORT CLINTON             OH         43452     PUD
     5028183         30226 BRYCE RD                 PEPPER PIKE              OH         44124     Single Family
     5383757         2090 SILVERCREEK LN            BOISE                    ID         83706     PUD
     5384320         2224 DEVONSHIRE RD             CLEVELAND                OH         44106     Single Family
     5387415         18755 S GREEN BLUFF DR         LAKE GROVE               OR         97034     Single Family
     5387443         16429 SW LEEDING LN            GARDEN HOME              OR         97223     Single Family
     5744392         2011 COURT DEAN DR             BEAVER CREEK             OH         45431     Single Family
     5745156         60766 CURRANT WAY              BEND                     OR         97702     PUD
     5747772         6978 SW FOXFIELD COURT         PORTLAND                 OR         97200     PUD
     5747847         56625 JACK NICHLAUS BLVD       LA QUINTA                CA         92253     PUD
     5748238         2866 NW SHENANDOAH TERR        PORTLAND                 OR         97200     Single Family
     5748686         2740 NW LINMERE DR             PORTLAND                 OR         97229     PUD
     5752087         510 LAKE ST S B301             HOUGHTON                 WA         98033     Condo
     5952750         1327 E BELLEVIEW AVE           CHERRY HILLS             CO         80121     Single Family
     5954464         16775 GRAEF CIR                LAKE OSWEGO              OR         97035     Single Family
     5954620         10495 SE IDLEMAN RD            PORTLAND                 OR         97266     Single Family
     5954670         2229 NW PINNACLE DR            PORTLAND                 OR         97229     Single Family
     5955916         1148 BRIGHTON CREST DR         BAKERVIEW                WA         98226     PUD
     6199020         1491 ADELAIDE                  WESTLAKE                 OH         44145     Single Family
     6203314         9202 LAKE STEILACOOM BOULEVARD LAKEWOOD                 WA         98498     Single Family
     6204570         20 TULALIP KEY                 BELLEVUE                 WA         98006     Single Family
     6205990         16410 GREENWICH DR.            WESTFIELD                IN         46074     Single Family
     6206008         5305 FAIRFIELD OVAL            SOLON                    OH         44139     Single Family
     6206038         142 FLYWAY DRIVE               KIAWAH ISLAND            SC         29455     Single Family
     6206158         1 WIVELISCOMBE                 NEW ALBANY               OH         43054     Single Family
     6206268         148 BARRINGTON HALL DRIVE      EATONTON                 GA         31024     Single Family
     6206373         36A BEL AIRE CIRCLE            WESTLAKE                 OH         44145     Single Family
     6206505         3183 SILVER LAKE BLVD          SILVER LAKE              OH         44224     Single Family
     6207117         350 S MAHONEY DRIVE UNIT 1     TELLURIDE                CO         81435     Condo
     6207156         399 N MAIN STREET              CHAGRIN FALLS            OH         44022     Single Family
     6208033         7565 FERNWOOD DR               CINCINNATI               OH         45237     Single Family
     6208174         2496 GRANDIN RD                CINCINNATI               OH         45208     Single Family
     6208176         6451 SHENANDOAH AVE N.W.       CANTON                   OH         44718     Single Family
     6208626         856 SOUTH HEATHWOOD DR         ARCO ISLAND              FL         34145     Single Family
     6208924         1951 SW SCHAEFFER ROAD         EST LINN                 OR         97068     Single Family
     6209179         283 BERTHOUD TRAIL             ROOMFIELD                CO         80020     PUD
     6209637         4201 E BLAINE STREET           EATTLE                   WA         98112     Condo
     6209979         13 WEST HANNA LANE             RATENAHL                 OH         44108     Single Family
     6210268         250 WEST 90TH ST UNIT #PH3B    EW YORK                  NY         10018     Condo
     6210682         1772 FOREST OAKS DR.           UDSON                    OH         44236     Single Family
     6211782         8063 CAMP ERNEST RD            URLINGTON                KY         41005     Single Family
     6212085         1901 CLAREMONT DRIVE           OISE                     ID         83702     Single Family
     6216519         60601 TEKAMPE ROAD             END                      OR         97702     Single Family
     6217203         5300 SW KRUSE ROAD             ILSONVILLE               OR         97070     Single Family
     6219016         6868 FARMCREST CIRCLE NW       ORTH CANTON              OH         44720     Single Family
     6219258         1870 HEMLOCK CREST RD          EADING                   MI         49274     Single Family
     6220626         4520 KITZMILLER RD             EW ALBANY                OH         43054     Single Family
     6220950         13956 HEARTHSIDE COURT         RANGER                   IN         46530     PUD
     6221080         7187 TORY LANE                 APLES                    FL         34108     PUD
     6221499         1809 IVY POINTE CT             APLES                    FL         34109     PUD
     6221841         BRISTOL ROAD                   AMARISCOTTA              ME         04543     Single Family
     6222580         114 SW KINGSTON AVENUE         ORTLAND                  OR         97201     Single Family
     6222598         8642 SW MULEDEER DRIVE         EAVERTON                 OR         97007     Single Family
     6223188         2830 HICKORY GROVE RD          BLOOMFIELD               MI         48301     Single Family
     6223833         23475 STANFORD ROAD            SHAKER HEIGHTS           OH         44122     Single Family
     6224491         300 SOUTH POINTE DR  #3502     MIAMI BEACH              FL         33139     Condo
     6224749         28793 N 94TH PLACE             SCOTTSDALE               AZ         85262     PUD
     6225150         1634 SW MYRTLE STREET          PORTLAND                 OR         97201     Single Family
     6225846         11724 SW RIVERWOOD             PORTLAND                 OR         97219     Single Family
     6226956         3045 FOOTHILL ROAD             CARPINTERIA              CA         93013     Single Family
     6227284         383 BIRCH HILL ROAD            STOWE                    VT         05672     Single Family
     6227392         7179 BRASS CREEK DRIVE         DEXTER                   MI         48130     Single Family
     6229008         6926 N SPURWING WAY            MERIDIAN                 ID         83642     PUD
     6229380         4911 MAXWELL DR                MASON                    OH         45040     Single Family
     6230674         11437 SW MILITARY ROAD         PORTLAND                 OR         97219     Single Family
     6234985         1717 ANZA TRAIL                PALM SPRINGS             CA         92264     Single Family
     6237600         5225 OLD STUMP ROAD NW         GIG HARBOR               WA         98332     PUD
     6243024         5922 E SILAS MOFFITT WAY       CARMEL                   IN         46033     Single Family
     6245970         2018 SULLIVAN DR NW            GIG HARBOR               WA         98335     Single Family
     6247276         7 PUMPKIN CAY ROAD UNIT-B      KEY LARGO                FL         33037     Condo
     6248655         5001 SADDLEBROOK DRIVE         FAYETTEVILLE             NY         13066     Single Family
     6261205         9 CAMARGO PINES DRIVE          CINCINNATI               OH         45243     Single Family
     6264384         2806 FAIRMOUNT BLVD            CLEVELAND HEIGHTS        OH         44118     Single Family
     6264564         19065 E MAPLEWOOD AVENUE       AURORA                   CO         80015     Single Family
     6268126         20 HEATHERWOODE                SPRINGBORO               OH         45066     Single Family
     6278496         5846 NEWGATE COURT             SAN JOSE                 CA         95138     Single Family
     8505642         13600 SW GOODALL ROAD          LAKE OSWEGO              OR         97034     Single Family

  Account Number    PROJTYP            PURPLIT                  OCCLIT        MILIT     MICERT    MICOVPCT      FHASECT      VAENT
  --------------    -------            -------             ---------------    -----     ------    --------      -------      -----
     1244078                           Term Refi           Owner Occupied
     1244353                           Cash-out Refi       Owner Occupied
     1246207                           Cash-out Refi       Owner Occupied
     1253400                           Cash-out Refi       Owner Occupied
     1254349                           Cash-out Refi       Owner Occupied
     1388816                           Purchase            Owner Occupied
     1655407                           Purchase            Owner Occupied
     1656288                           Cash-out Refi       Owner Occupied
     1659849                           Cash-out Refi       Owner Occupied
     2129622                           Purchase            Owner Occupied
     2236129                           Term Refi           Owner Occupied
     2406774                           Term Refi           Second Home
     2587164                           Purchase            Owner Occupied
     2590265                           Term Refi           Owner Occupied
     2591976                           Term Refi           Owner Occupied
     2594319                           Purchase            Second Home
     2742144                           Purchase            Owner Occupied
     2742621                           Purchase            Owner Occupied
     2744561                           Term Refi           Owner Occupied
     2745783                           Purchase            Owner Occupied
     4044286                           Cash-out Refi       Owner Occupied
     4052204                           Cash-out Refi       Owner Occupied
     4055103                           Term Refi           Owner Occupied
     4061002                           Cash-out Refi       Owner Occupied
     4061494                           Purchase            Owner Occupied
     4062026                           Cash-out Refi       Owner Occupied
     4062577                           Cash-out Refi       Owner Occupied
     4069648                           Purchase            Owner Occupied
     4070045                           Cash-out Refi       Owner Occupied
     4070204      FNMA Type E          Term Refi           Second Home
     4088630                           Purchase            Owner Occupied
     4097949                           Term Refi           Owner Occupied
     4098447                           Term Refi           Owner Occupied
     4098594                           Cash-out Refi       Owner Occupied
     4099190                           Term Refi           Owner Occupied
     4099280                           Term Refi           Owner Occupied
     4117516      FNMA Type E          Term Refi           Owner Occupied
     4117709                           Term Refi           Owner Occupied
     4120831                           Cash-out Refi       Owner Occupied
     4121250                           Term Refi           Owner Occupied
     4131448                           Purchase            Owner Occupied
     4134625                           Term Refi           Owner Occupied
     4134827                           Term Refi           Owner Occupied
     4135130                           Cash-out Refi       Non-Owner Occupied
     4142862                           Term Refi           Owner Occupied
     4153131                           Cash-out Refi       Owner Occupied
     4153636                           Purchase            Owner Occupied
     4170675                           Term Refi           Owner Occupied
     4185450                           Missing             Missing
     4186690                           Term Refi           Owner Occupied
     4189360                           Term Refi           Owner Occupied
     4200730                           Term Refi           Owner Occupied
     4221069                           Term Refi           Owner Occupied
     4222615                           Cash-out Refi       Second Home
     4230025                           Purchase            Owner Occupied
     4241188                           Term Refi           Owner Occupied
     4242237                           Term Refi           Owner Occupied
     4245230                           Purchase            Owner Occupied
     4256607                           Purchase            Owner Occupied
     4256653                           Term Refi           Owner Occupied
     4257267                           Term Refi           Owner Occupied
     4301417                           Purchase            Owner Occupied
     4301844                           Cash-out Refi       Owner Occupied
     4306636                           Cash-out Refi       Owner Occupied
     4334619                           Construction        Owner Occupied
     4338646                           Term Refi           Owner Occupied
     4343129                           Purchase            Owner Occupied
     4345040                           Term Refi           Owner Occupied
     4369777                           Cash-out Refi       Owner Occupied
     4374242                           Construction        Owner Occupied
     4382759                           Term Refi           Owner Occupied
     4419506                           Term Refi           Owner Occupied
     4422700                           Purchase            Owner Occupied
     4460195                           Cash-out Refi       Owner Occupied
     4483782                           Purchase            Second Home
     4484113                           Term Refi           Owner Occupied
     4493595                           Term Refi           Owner Occupied
     4496030                           Purchase            Owner Occupied
     4496464                           Purchase            Owner Occupied
     4501765                           Cash-out Refi       Owner Occupied
     4510991                           Term Refi           Owner Occupied
     4511910                           Missing             Missing
     4551289                           Construction        Owner Occupied
     4584863                           Cash-out Refi       Owner Occupied
     4584999                           Cash-out Refi       Owner Occupied
     4586060                           Cash-out Refi       Owner Occupied
     4595968                           Term Refi           Second Home
     4610840                           Cash-out Refi       Owner Occupied
     4624315                           Term Refi           Owner Occupied
     4628977                           Purchase            Owner Occupied
     4680543                           Cash-out Refi       Owner Occupied
     4680724                           Term Refi           Owner Occupied
     4712330                           Purchase            Owner Occupied
     4730462                           Cash-out Refi       Owner Occupied
     4763668                           Purchase            Owner Occupied
     4764973                           Missing             Missing
     4871872                           Term Refi           Owner Occupied
     4903622                           Cash-out Refi       Owner Occupied
     4910927                           Cash-out Refi       Owner Occupied
     4919605                           Term Refi           Owner Occupied
     4922302                           Term Refi           Owner Occupied
     4948779                           Cash-out Refi       Owner Occupied
     4951665                           Term Refi           Owner Occupied
     4959295                           Purchase            Owner Occupied
     4975201                           Missing             Missing
     4982468      FNMA Type F          Term Refi           Second Home
     5028183                           Term Refi           Owner Occupied
     5383757                           Purchase            Owner Occupied
     5384320                           Term Refi           Owner Occupied
     5387415                           Cash-out Refi       Owner Occupied
     5387443                           Purchase            Owner Occupied
     5744392                           Cash-out Refi       Owner Occupied
     5745156                           Term Refi           Second Home
     5747772                           Term Refi           Owner Occupied
     5747847                           Purchase            Second Home
     5748238                           Cash-out Refi       Owner Occupied
     5748686                           Cash-out Refi       Owner Occupied
     5752087                           Purchase            Owner Occupied
     5952750                           Purchase            Owner Occupied
     5954464                           Cash-out Refi       Owner Occupied
     5954620                           Purchase            Owner Occupied
     5954670                           Purchase            Owner Occupied
     5955916                           Cash-out Refi       Owner Occupied
     6199020                           Purchase            Owner Occupied
     6203314                           Term Refi           Owner Occupied
     6204570                           Purchase            Owner Occupied
     6205990                           Purchase            Owner Occupied
     6206008                           Term Refi           Owner Occupied
     6206038                           Construction        Owner Occupied
     6206158                           Purchase            Owner Occupied
     6206268                           Purchase            Second Home
     6206373                           Purchase            Owner Occupied
     6206505                           Purchase            Owner Occupied
     6207117      FHLMC Class III      Purchase            Second Home
     6207156                           Cash-out Refi       Owner Occupied
     6208033                           Cash-out Refi       Owner Occupied
     6208174                           Cash-out Refi       Owner Occupied
     6208176                           Purchase            Owner Occupied
     6208626                           Purchase            Second Home
     6208924                           Cash-out Refi       Owner Occupied
     6209179                           Cash-out Refi       Owner Occupied
     6209637                           Cash-out Refi       Owner Occupied
     6209979                           Term Refi           Owner Occupied
     6210268      FHLMC Class III      Purchase            Owner Occupied
     6210682                           Purchase            Owner Occupied
     6211782                           Cash-out Refi       Owner Occupied
     6212085                           Cash-out Refi       Owner Occupied
     6216519                           Purchase            Second Home
     6217203                           Purchase            Owner Occupied
     6219016                           Purchase            Owner Occupied
     6219258                           Purchase            Second Home
     6220626                           Term Refi           Owner Occupied
     6220950                           Purchase            Owner Occupied
     6221080                           Purchase            Second Home
     6221499                           Purchase            Second Home
     6221841                           Cash-out Refi       Non-Owner Occupied
     6222580                           Purchase            Owner Occupied
     6222598                           Purchase            Owner Occupied
     6223188                           Purchase            Owner Occupied
     6223833                           Purchase            Owner Occupied
     6224491      Approved HUD         Purchase            Second Home
     6224749                           Purchase            Second Home
     6225150                           Purchase            Owner Occupied
     6225846                           Term Refi           Owner Occupied
     6226956                           Purchase            Second Home
     6227284                           Term Refi           Second Home
     6227392                           Purchase            Owner Occupied
     6229008      PUD                  Term Refi           Owner Occupied
     6229380                           Purchase            Owner Occupied
     6230674                           Cash-out Refi       Owner Occupied
     6234985                           Purchase            Second Home
     6237600                           Term Refi           Owner Occupied
     6243024                           Purchase            Owner Occupied
     6245970                           Purchase            Second Home
     6247276      FHLMC Class III      Purchase            Second Home
     6248655                           Purchase            Owner Occupied
     6261205                           Purchase            Owner Occupied
     6264384                           Purchase            Owner Occupied
     6264564                           Term Refi           Owner Occupied
     6268126                           Purchase            Owner Occupied
     6278496                           Purchase            Owner Occupied
     8505642                           Cash-out Refi       Owner Occupied


  Account Number        SALE         APPR     UNITS       COUNTY       ESCRPMT   ESCRLIT         DOCLIT                INVESTOR
  --------------      -------       ------    -----       ------       -------   -------   ------------------      ---------------
     1244078                        950000     1              33             0             Full Documentation      Private Banking
     1244353                        425000     1              55        519.12             Full Documentation      Private Banking
     1246207                       1600000     1              33             0             Full Documentation      Private Banking
     1253400                        750000     1               1        861.79             Full Documentation      Private Banking
     1254349                        410000     1               1        605.96             Full Documentation      Private Banking
     1388816          622500        625000     1              57             0             Full Documentation      Private Banking
     1655407          475000        950000     1              35             0             Full Documentation      Private Banking
     1656288                        840000     1              59             0             Full Documentation      Private Banking
     1659849                        900000     1               5             0             Full Documentation      Private Banking
     2129622          699500        700000     1              35             0             Full Documentation      Private Banking
     2236129                        652000     1              67             0             Full Documentation      Private Banking
     2406774                        385000     1              17             0             Full Documentation      Private Banking
     2587164          575000        580000     1              55             0             Full Documentation      Private Banking
     2590265                        455000     1              51             0             Full Documentation      Private Banking
     2591976                        425000     1              67             0             Full Documentation      Private Banking
     2594319          740000        740000     1               7             0             Full Documentation      Private Banking
     2742144          525500        530000     1              67             0             Full Documentation      Private Banking
     2742621          350000        350000     1              51             0             Full Documentation      Private Banking
     2744561                       1100000     1              33             0             Full Documentation      Private Banking
     2745783          975000       1000000     1               7             0             Full Documentation      Private Banking
     4044286                       1275000     1              85             0             Full Documentation      Private Banking
     4052204                       1330000     1              37             0             Full Documentation      Private Banking
     4055103                        705000     1               5             0             Full Documentation      Private Banking
     4061002                        445000     1              51             0             Full Documentation      Private Banking
     4061494          380000        430000     1             141       1114.73             Full Documentation      Private Banking
     4062026                        451000     1              51             0             Full Documentation      Private Banking
     4062577                        810000     1               5             0             Full Documentation      Private Banking
     4069648          354000        355000     1             153             0             Full Documentation      Private Banking
     4070045                        575000     1              73             0             Full Documentation      Private Banking
     4070204                        453000     1              17             0             Full Documentation      Private Banking
     4088630          410000        410000     1              35             0             Full Documentation      Private Banking
     4097949                        735000     1              51             0             Full Documentation      Private Banking
     4098447                        900000     1              51             0             Full Documentation      Private Banking
     4098594                        720000     1               5             0             Full Documentation      Private Banking
     4099190                        370000     1             161             0             Full Documentation      Private Banking
     4099280                        800000     1              35             0             Full Documentation      Private Banking
     4117516                        735000     1               5             0             Full Documentation      Private Banking
     4117709                       1110000     1              67             0             Full Documentation      Private Banking
     4120831                        750000     1              31             0             Full Documentation      Private Banking
     4121250                       1350000     1              51             0             Full Documentation      Private Banking
     4131448         1315000       1320000     1              61             0             Full Documentation      Private Banking
     4134625                       1350000     1              73             0             Full Documentation      Private Banking
     4134827                        470000     1              51             0             Full Documentation      Private Banking
     4135130                        541000     1              33             0             Full Documentation      Private Banking
     4142862                        850000     1              59             0             Full Documentation      Private Banking
     4153131                        425000     1              35             0             Full Documentation      Private Banking
     4153636          412000        414000     1              35        100.77             Full Documentation      Private Banking
     4170675                        600000     1              35             0             Full Documentation      Private Banking
     4185450                       1800000     1               5       1367.13             Missing                 Private Banking
     4186690                        560000     1              51             0             Full Documentation      Private Banking
     4189360                        367000     1              95             0             Full Documentation      Private Banking
     4200730                        595000     1              35             0             Full Documentation      Private Banking
     4221069                       1950000     1              35             0             Full Documentation      Private Banking
     4222615                       1250000     1              49        935.79             Full Documentation      Private Banking
     4230025          363000        365000     1              13             0             Full Documentation      Private Banking
     4241188                        670000     1              35             0             Alternate Doc           Private Banking
     4242237                        575000     1              51             0             Full Documentation      Private Banking
     4245230          675000        595000     1              39             0             Full Documentation      Private Banking
     4256607          428600        429000     1             151             0             Full Documentation      Private Banking
     4256653                       1255000     1             161             0             Full Documentation      Private Banking
     4257267                        485000     1              85             0             Full Documentation      Private Banking
     4301417          600000        617500     1               5             0             Full Documentation      Private Banking
     4301844                        652500     1               5             0             Full Documentation      Private Banking
     4306636                        970000     1              57             0             Alternate Doc           Private Banking
     4334619          810000        810000     1             453             0             Alternate Doc           Private Banking
     4338646                        735000     1             151             0             Full Documentation      Private Banking
     4343129          434991        444000     1              31             0             Full Documentation      Private Banking
     4345040                        650000     1              51             0             Full Documentation      Private Banking
     4369777                       1150000     1              35             0             Full Documentation      Private Banking
     4374242          560300        550500     1              57             0             Alternate Doc           Private Banking
     4382759                        610000     1              61             0             Full Documentation      Private Banking
     4419506                        510000     1               5        394.13             Full Documentation      Private Banking
     4422700          825000        825000     1              57             0             Full Documentation      Private Banking
     4460195                        625000     1             141             0             Full Documentation      Private Banking
     4483782          435000        435000     1              13             0             Full Documentation      Private Banking
     4484113                        685000     1              33             0             Full Documentation      Private Banking
     4493595                        600000     1              57        627.57             Full Documentation      Private Banking
     4496030          559000        565000     1              33             0             Full Documentation      Private Banking
     4496464         1337500       1340000     1              33             0             Cash On Hand            Private Banking
     4501765                       1090000     1              67             0             Full Documentation      Private Banking
     4510991                        440000     1              35             0             Full Documentation      Private Banking
     4511910          325879        330000     1              57             0             Missing                 Private Banking
     4551289          471824        472000     1             165             0             Full Documentation      Private Banking
     4584863                        660000     1             161             0             Full Documentation      Private Banking
     4584999                       1275000     1              61             0             Full Documentation      Private Banking
     4586060                       1300000     1             103             0             Full Documentation      Private Banking
     4595968                        455000     1              65             0             Full Documentation      Private Banking
     4610840                       1150000     1              55             0             Full Documentation      Private Banking
     4624315                       2100000     1              35             0             Full Documentation      Private Banking
     4628977          542000        550000     1              31             0             Alternate Doc           Private Banking
     4680543                       1350000     1              67             0             Alternate Doc           Private Banking
     4680724                        480000     1               5             0             Full Documentation      Private Banking
     4712330          525000        530000     1              51             0             Alternate Doc           Private Banking
     4730462                        420000     1              51             0             Full Documentation      Private Banking
     4763668          585000        578000     1              11             0             Full Documentation      Private Banking
     4764973                        450000     1               7             0             Missing                 Private Banking
     4871872                        780000     1               5             0             Full Documentation      Private Banking
     4903622                        453000     1             161             0             Full Documentation      Private Banking
     4910927                        905000     1              31        486.76             Alternate Doc           Private Banking
     4919605                        890000     1              51             0             Full Documentation      Private Banking
     4922302                        877000     1              55             0             Alternate Doc           Private Banking
     4948779                       1300000     1               5             0             Full Documentation      Private Banking
     4951665                        750000     1              55             0             Full Documentation      Private Banking
     4959295         2900000       2100000     1              51             0             Full Documentation      Private Banking
     4975201                        495000     1              51             0             Missing                 Private Banking
     4982468                       2000000     1             123             0             Full Documentation      Private Banking
     5028183                        360000     1              35        720.84             Full Documentation      Private Banking
     5383757          505000        510000     1               1             0             Full Documentation      Private Banking
     5384320                        415000     1              35       1274.78             Full Documentation      Private Banking
     5387415                        840000     1               5             0             Full Documentation      Private Banking
     5387443          325825        335000     1              67             0             Full Documentation      Private Banking
     5744392                        325000     1              57        531.85             Full Documentation      Private Banking
     5745156                        641000     1              17             0             Full Documentation      Private Banking
     5747772                        589000     1              59             0             Full Documentation      Private Banking
     5747847          429000        430000     1              65             0             Full Documentation      Private Banking
     5748238                        865000     1              51             0             Full Documentation      Private Banking
     5748686                        659500     1              67             0             Full Documentation      Private Banking
     5752087         1175000       1175000     1              33             0             Full Documentation      Private Banking
     5952750          484000        488000     1               5        472.37             Full Documentation      Private Banking
     5954464                        800000     1               5             0             Full Documentation      Private Banking
     5954620          382500        390000     1               5             0             Full Documentation      Private Banking
     5954670          685000        685000     1              51             0             Full Documentation      Private Banking
     5955916                        628000     1              73             0             Full Documentation      Private Banking
     6199020          488000        488000     1              35        771.15             Alternate Doc           Private Banking
     6203314                        428000     1              53             0             Alternate Doc           Private Banking
     6204570          476000        476000     1              33        507.56             Alternate Doc           Private Banking
     6205990          656997        660000     1              57             0             Alternate Doc           Private Banking
     6206008                        438000     1              35             0             Alternate Doc           Private Banking
     6206038                       1540000     1              19             0             Alternate Doc           Private Banking
     6206158         1332022       1340000     1              49             0             Full Documentation      Private Banking
     6206268         1155000       1100000     1             237             0             Full Documentation      Private Banking
     6206373         1195500       1175000     1              35             0             Alternate Doc           Private Banking
     6206505          950000        700000     1             153             0             Full Documentation      Private Banking
     6207117          335000        335000     1             113        142.23             Full Documentation      Private Banking
     6207156                        825000     1              35             0             Alternate Doc           Private Banking
     6208033                       1150000     1              61             0             Alternate Doc           Private Banking
     6208174                        600000     1              61             0             Alternate Doc           Private Banking
     6208176          375000        375000     1             151             0             Alternate Doc           Private Banking
     6208626          925000        935000     1              21             0             Alternate Doc           Private Banking
     6208924                        490000     1               5        555.87             Full Documentation      Private Banking
     6209179                       1350000     1              13             0             Alternate Doc           Private Banking
     6209637                        630000     1              33             0             Full Documentation      Private Banking
     6209979                       1500000     1              35             0             Alternate Doc           Private Banking
     6210268          835000        940000     1              61             0             Alternate Doc           Private Banking
     6210682          580000        590000     1             153             0             Alternate Doc           Private Banking
     6211782                        375000     1              15             0             Alternate Doc           Private Banking
     6212085                       1035000     1               1             0             Alternate Doc           Private Banking
     6216519          565000        565000     1              17             0             Alternate Doc           Private Banking
     6217203         1700000       1700000     1               5             0             Alternate Doc           Private Banking
     6219016          627000        630000     1             151             0             Alternate Doc           Private Banking
     6219258          814000        880000     1              59             0             Alternate Doc           Private Banking
     6220626                       3550000     1              49             0             Alternate Doc           Private Banking
     6220950          415000        425000     1             141        312.17             Alternate Doc           Private Banking
     6221080         1600000       1610000     1              21             0             Alternate Doc           Private Banking
     6221499          481355        482000     1              21             0             Alternate Doc           Private Banking
     6221841                        395000     1              15        382.75             Alternate Doc           Private Banking
     6222580          900000        975000     1              51             0             Alternate Doc           Private Banking
     6222598          445000        445000     1              67        442.24             Alternate Doc           Private Banking
     6223188         1725000       1800000     1             125             0             Alternate Doc           Private Banking
     6223833          605000        605000     1              35        992.74             Alternate Doc           Private Banking
     6224491          642500        648000     1              86             0             Alternate Doc           Private Banking
     6224749          468500        470000     1              13             0             Alternate Doc           Private Banking
     6225150          975000       1000000     1              51             0             Alternate Doc           Private Banking
     6225846                        700000     1              51             0             Alternate Doc           Private Banking
     6226956         1269500       1269500     1              83             0             Alternate Doc           Private Banking
     6227284                        520000     1              15             0             Alternate Doc           Private Banking
     6227392          477500        479000     1             161             0             Alternate Doc           Private Banking
     6229008                        656000     1               1             0             Alternate Doc           Private Banking
     6229380          659169        665000     1             165             0             Alternate Doc           Private Banking
     6230674                       1450000     1              51             0             Alternate Doc           Private Banking
     6234985          625000        625000     1              65             0             Alternate Doc           Private Banking
     6237600                        325000     1              53             0             Alternate Doc           Private Banking
     6243024          519000        519000     1              57             0             Alternate Doc           Private Banking
     6245970          525000        525000     1              53             0             Alternate Doc           Private Banking
     6247276          610000        685000     1              87             0             Alternate Doc           Private Banking
     6248655          407000        409000     1              67             0             Alternate Doc           Private Banking
     6261205         1717700       1675000     1              61             0             Full Documentation      Private Banking
     6264384          695000        700000     1              35             0             Alternate Doc           Private Banking
     6264564                        560000     1               5         136.5             Full Documentation      Private Banking
     6268126          535000        535000     1             165             0             Alternate Doc           Private Banking
     6278496          990000        990000     1              85             0             Alternate Doc           Private Banking
     8505642                        560000     1               5             0             Full Documentation      Private Banking


  Account Number    ASSUME        ARMPLAN         POINTS      APR
  --------------    ------        -------        -------     ------
     1244078           0            53             3.25      6.987
     1244353           0            53            4.125      7.009
     1246207           0            53             1.25      7.293
     1253400           1            53                1      7.363
     1254349           0            53             1.75      7.454
     1388816           0            53            2.625       7.42
     1655407           0            53            0.125       7.66
     1656288           0            53             1.75      7.379
     1659849           0            53                2      7.309
     2129622           0            53                2      7.354
     2236129           0            53                       7.614
     2406774           0            53                2      7.465
     2587164           0            53             1.75      7.372
     2590265           0            53                1      7.503
     2591976           0            53            1.875      7.424
     2594319           0            53            2.875       7.69
     2742144           0            53            3.375      7.161
     2742621           0            53              1.5      7.554
     2744561           0            53                2      7.342
     2745783           0            53              2.5      7.387
     4044286           0            56            0.125      6.929
     4052204           0            56            0.375      6.915
     4055103           0            56                       7.698
     4061002           0            56                       6.711
     4061494           0            56                       7.212
     4062026           0            56                        6.71
     4062577           0            56                       6.709
     4069648           0            56                       6.794
     4070045           0            56            1.125      6.557
     4070204           0            53                       6.709
     4088630           0            53                2      7.602
     4097949           0            56                       6.667
     4098447           0            56                       6.667
     4098594           0            53                       6.709
     4099190           0            56                       6.878
     4099280           0            56                       6.792
     4117516           0            53                       6.667
     4117709           0            56                       6.668
     4120831           0            56             0.25      6.793
     4121250           0            56                       6.708
     4131448           0            56                       6.792
     4134625           0            56             1.75      6.667
     4134827           0            56                       6.668
     4135130           0            56            1.375      6.741
     4142862           0            56                       6.751
     4153131           0            56                1      6.598
     4153636           0            56                       6.962
     4170675           0            56                       6.793
     4185450           0             0              0.5
     4186690           0            56                        6.92
     4189360           0            56            0.125      6.876
     4200730           0            56                       6.793
     4221069           0            56                       6.667
     4222615           0            56              0.5
     4230025           0            56                        6.92
     4241188           0            56                       6.751
     4242237           0            56                       6.751
     4245230           0            56              0.5      6.675
     4256607           0            56                       6.756
     4256653           0            56                       6.751
     4257267           0            56                       6.836
     4301417           0            56             1.25      6.391
     4301844           0            56                       6.916
     4306636           0            56                       6.916
     4334619           0            56            2.875      7.217
     4338646           0            16             0.25      7.953
     4343129           1            56                       7.681
     4345040           0            56                       6.917
     4369777           0            56             0.75      6.919
     4374242           0            56
     4382759           0            56                       6.917
     4419506           0            56                1      7.099
     4422700           0            56                       7.336
     4460195           0            56            0.625      6.753
     4483782           0            56             0.25       6.94
     4484113           0            56                       6.999
     4493595           0            56                1      7.014
     4496030           0            56            0.625      7.142
     4496464           0            56              2.5      6.991
     4501765           0            56             0.25      7.002
     4510991           0            56            0.125      7.508
     4511910           0            56                        7.88
     4551289           0            56              2.5      7.552
     4584863           0            56                       6.917
     4584999           0            56                       6.956
     4586060           0            56                1      7.009
     4595968           0            56                       6.916
     4610840           0            56                       6.956
     4624315           0            56
     4628977           0            56             3.25      7.198
     4680543           0            56                       7.324
     4680724           0            56                       7.324
     4712330           0            56                       7.332
     4730462           0            56            1.125      7.039
     4763668           0            56            0.375       7.24
     4764973           0            56                       6.999
     4871872           0            56                       6.873
     4903622           0            56            0.375          7
     4910927           0            56
     4919605           0            53             3.75      6.999
     4922302           0            56                       6.791
     4948779           0            56            2.625      7.327
     4951665           0            56            1.625      7.345
     4959295           0            56            4.375      7.294
     4975201           0            56            0.375       6.71
     4982468           0            53                       7.125
     5028183           0            53                2      7.689
     5383757           0            53             1.25      6.996
     5384320           0            53            2.625      7.251
     5387415           0            53                1      7.172
     5387443           0            53                1      7.339
     5744392           0            53            1.875      7.159
     5745156           0            53              0.5       7.16
     5747772           0            53            1.625      7.077
     5747847           0            53                1      7.677
     5748238           0            53            0.875       7.16
     5748686           0            53            2.625      6.886
     5752087           0            53              2.5      7.046
     5952750           0            53            0.875      7.366
     5954464           0            53             1.25      7.379
     5954620           0            53             0.25       7.53
     5954670           0            53            0.875       7.24
     5955916           0            53            3.625       7.09
     6199020           0            56                       7.332
     6203314           0            56            1.625      7.217
     6204570           0            56                       7.541
     6205990           0            56            0.125      7.383
     6206008           0            56                       7.265
     6206038           0            56                       7.611
     6206158           0            17             0.25      8.384
     6206268           0            56                       7.574
     6206373           0            56             3.25      7.012
     6206505           0            56            2.875      6.616
     6207117           0            54            1.375      7.083
     6207156           0            56                        8.05
     6208033           0            56                1      7.247
     6208174           0            56                       7.292
     6208176           0            56                       8.138
     6208626           0            56                       7.415
     6208924           0            56                       7.332
     6209179           0            56                       7.619
     6209637           0            56            0.875      7.335
     6209979           0            56              0.5      7.163
     6210268           0            56                       7.332
     6210682           0            56                1      7.265
     6211782           0            56                       7.336
     6212085           0            56                1      7.426
     6216519           0            56            0.125      7.332
     6217203           0            56             0.75      7.495
     6219016           0             8                       8.242
     6219258           0            55                       7.689
     6220626           0            56                       7.753
     6220950           0            56             1.75       7.52
     6221080           0            56            0.125      7.667
     6221499           0            56                       7.761
     6221841           0            56                        7.63
     6222580           0            56            0.625      7.503
     6222598           0            56                1      7.522
     6223188           0            56            2.125      7.288
     6223833           0            56            2.125      7.468
     6224491           0            56                        7.75
     6224749           0            56            0.625      7.584
     6225150           0            56                       8.572
     6225846           0            56             1.75      7.582
     6226956           0            56            0.875      7.836
     6227284           0            56                       7.931
     6227392           0            56            0.875      7.847
     6229008           0            56             1.25       7.92
     6229380           0            56             0.25      8.508
     6230674           0            56                       8.258
     6234985           0             0                       8.513
     6237600           0            56            0.125      8.269
     6243024           0            56                       8.718
     6245970           0            56                2      8.793
     6247276           0            56            1.375      8.826
     6248655           0            56                4       8.21
     6261205           0            17                       7.437
     6264384           0            55                       7.835
     6264564           0            56                       7.909
     6268126           0            55                       7.454
     6278496           0            55
     8505642           0            53            0.875      8.238












                                EXHIBIT A1-1

                       FORM OF CLASS A1-1 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-1 CERTIFICATE

INITIAL CERTIFICATE RATE             APPROXIMATE AGGREGATE
PER ANNUM: ___% (1)                  INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                     THE CLASS A1-1 CERTIFICATES AS
                                     OF THE CLOSING DATE: $____________

PERCENTAGE INTEREST: 100%

MINIMUM                              $25,000 AND $1 IN EXCESS
DENOMINATION:                        OF $25,000.

                                     APPROXIMATE AGGREGATE
DATE OF THE TRUST                    SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                     AS OF THE CUT-OFF DATE OF THE
NOVEMBER 1, 2001                     MORTGAGE LOANS HELD BY THE TRUST:
                                     $______________

CLOSING DATE:                        SERVICERS:
NOVEMBER 27, 2001                    ABN AMRO MORTGAGE GROUP, INC.
                                     BANK ONE, N.A.
                                     COUNTRYWIDE HOME LOANS, INC.
                                     WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
________________________

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
________________________
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. ___                             CUSIP NO. ____________________


------------------------------
(1) For the initial Distribution Date, the Certificate Rate on the Class A1-1 Certificates will equal __%. For each Distribution Date on or before August 2006, the Certificate Rate on these certificates will equal the lesser of (x) __% and (y) the Group 1 Weighted Average Net Rate. For the Distribution Date in September 2006 and thereafter, the Certificate Rate on the Class A1-1 Certificates will equal the Group 1 Weighted Average Net Rate.








                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-1 Certificates (the "Class A1-1 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.





      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                        as Custodian


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A1-1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                    JPMORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:_________________________________
                                            AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                  entireties
JT TEN  - as joint tenants with       Under Uniform Gifts to Minors Act_______
          rights of survivorship                                      (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER


            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________________

_________________________________________________________________________
     (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


_________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.






                                EXHIBIT A1-2

                       FORM OF CLASS A1-2 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-2 CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: ___% (1)                 INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A1-2 CERTIFICATES
                                    AS OF THE CLOSING DATE: $______________

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT:  AS OF                   AS OF THE CUT-OFF DATE OF THE
NOVEMBER 1, 2001                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $________________

CLOSING DATE:                       SERVICERS:
NOVEMBER 27, 2001                   ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
________________________

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
________________________
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. ___                             CUSIP NO. ___________________


________________________

(1) For the initial Distribution Date, the Certificate Rate on the Class A1-2 Certificates will equal ___%. For each Distribution Date on or before August 2006, the Certificate Rate on these certificates will equal the lesser of (x) ___% and (y) the Group 1 Weighted Average Net Rate. For the Distribution Date in September 2006 and thereafter, the Certificate Rate on the Class A1-2 Certificates will equal the Group 1 Weighted Average Net Rate.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-2 CERTIFICATE

       evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-2 Certificates (the "Class A1-2 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

       Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

       This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

       Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

       The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

       All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

       The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

       The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

       As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

       The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

       Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

       Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

       THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.




       IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                        as Custodian


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS A1-2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                    JPMORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:_________________________________
                                            AUTHORIZED SIGNATORY






                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                    (Cust)  (Minor)
                   entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

_________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________        __________________________________
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.






                                EXHIBIT A1-3

                       FORM OF CLASS A1-3 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-3 CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: ___% (1)                 INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                    THE CLASS A1-3 CERTIFICATES AS OF
                                    THE CLOSING DATE: $_____________

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
NOVEMBER 1, 2001                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $________________

CLOSING DATE:                       SERVICERS:
NOVEMBER 27, 2001                   ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
________________________
                                    TRUSTEE:  JPMORGAN CHASE BANK
FINAL SCHEDULED
DISTRIBUTION DATE:                  CUSTODIAN:  JPMORGAN CHASE BANK
________________________

NO. ___                             CUSIP NO. ___________________




---------------------

(1) For the initial Distribution Date, the Certificate Rate on the Class A1-3 Certificates will equal ___%. For each Distribution Date on or before August 2006, the Certificate Rate on these certificates will equal the lesser of (x) ___% and (y) the Group 1 Weighted Average Net Rate. For the Distribution Date in September 2006 and thereafter, the Certificate Rate on the Class A1-3 Certificates will equal the Group 1 Weighted Average Net Rate.






                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                           CLASS A1-3 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-3 Certificates (the "Class A1-3 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.






      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001           JPMORGAN CHASE BANK,
                                      as Custodian


                                   By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A1-3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                   JPMORGAN CHASE BANK,
                                      as Certificate Registrar


                                   By:_________________________________
                                             AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                  entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                        (State)
          and not as Tenants
          in Common


                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _________________________________________________________

__________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         __________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.





                                 EXHIBIT A2

                        FORM OF CLASS A2 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS A2 CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM:___% (1)                  INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A2 CERTIFICATES AS OF THE
                                    CLOSING DATE: $____________

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
NOVEMBER 1, 2001                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $________________

CLOSING DATE:                       SERVICERS:
NOVEMBER 27, 2001                   ABN AMRO MORTGAGE GROUP, INC
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
_______________________             TRUSTEE:  JPMORGAN CHASE BANK

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
_______________________

NO. ___                             CUSIP NO. _______________


--------------------

(1) For the initial Distribution Date, the Certificate Rate on the Class A2 Certificates will equal approximately ____%. For each Distribution Date on or before May 2009, the Certificate Rate on these certificates will equal the lesser of (x) ____% and (y) the weighted average of the mortgage interest rates on the Group 2 loans (as of the second preceding Due Date) less the per annum rates at which each of the servicing fee and the trustee fee are calculated (the "Group 2 Weighted Average Net Rate"). For the Distribution Date in June 2009 and thereafter, the Certificate Rate on these certificates will equal the Group 2 Weighted Average Net Rate.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS A2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2 Certificates (the "Class A2 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter.The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.






      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                        as Custodian


                                    By:_________________________________
                                            AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

               THIS IS ONE OF THE CLASS A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                     JPMORGAN CHASE BANK,
                                          as Certificate Registrar


                                     By:_________________________________
                                          AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _________________________________________________________

__________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         __________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.





                                 EXHIBIT X1

                        FORM OF CLASS X1 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS X1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X1 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS X1 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL NOTIONAL AMOUNT
VARIABLE (1)                        AS OF THE CUT-OFF DATE:  $_____________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST: $____________

MINIMUM DENOMINATION:               $5,000,000 AND $1 IN EXCESS
                                    OF $5,000,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF NOVEMBER 1, 2001              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
NOVEMBER 27, 2001

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
_______________________

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
_______________________

NO.____                             CUSIP NO.  ________________


________________________

(1) The approximate Certificate Rate for the first Distribution Date is stated as a percentage of the aggregate Certificate Balance of the Class X1, A1-2 and A1-3 Certificates (the "Notional Amount" for the Class X1 Certificates). On each Distribution Date, the Class X1 Certificates will be entitled to receive (i) the excess, if any, of the Group 1 Weighted Average Net Rate over the Class X1 Certificate Rate, (ii) the excess, if any, of the Group 1 Weighted Average Net Rate over the Class A1-2 Certificate Rate, and (iii) the excess, if any, of the Group 1 Weighted Average Net Rate over the Class A1-3 Certificate Rate, in each case, multiplied by the Certificate Balance of such class.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS X1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X1 Certificates (the "Class X1 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X1 Certificates were issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X1 Certificates will be entitled to receive
(i) the excess, if any, of the Group 1 Weighted Average Net Rate over the Class X1 Certificate Rate, (ii) the excess, if any, of the Group 1 Weighted Average Net Rate over the Class A1-2 Certificate Rate, and (iii) the excess, if any, of the Group 1 Weighted Average Net Rate over the Class A1-3 Certificate Rate, in each case, multiplied by the Certificate Balance of such class. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X1 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.







         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                        as Custodian


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                THIS IS ONE OF THE CLASS X1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                    JPMORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:_________________________________
                                           AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           ------------
TEN ENT - as tenants by the                                    (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _________________________________________________________

__________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.





                                 EXHIBIT X2

                        FORM OF CLASS X2 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS X2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X2 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS X2 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL NOTIONAL AMOUNT
VARIABLE (1)                        AS OF THE CUT-OFF DATE:  $________________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST: $________________

MINIMUM DENOMINATION:               $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF NOVEMBER 1, 2001              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
NOVEMBER 27, 2001                   WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
_______________________

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRUTION DATE:
_______________________

NO.____                             CUSIP NO. __________________




------------------------

(1) The approximate Certificate Rate for the first Distribution Date is stated as a percentage of the aggregate Certificate Balance of the Class A2 Certificates (the Notional Amount for the Class X2 Certificates). On each Distribution Date, the Class X2 Certificates will be entitled to receive the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2 Certificate Rate multiplied by the Certificate Balance of such class.






                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS X2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X2 Certificates (the "Class X2 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X2 Certificates were issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X2 Certificates will be entitled to receive the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2 Certificate Rate multiplied by the Certificate Balance of such class. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X2 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.





         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                        as Custodian


                                    By:_________________________________
                                              AUTHORIZED OFFICER



                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                     JPMORGAN CHASE BANK,
                                          as Certificate Registrar


                                     By:_________________________________
                                          AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                    (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common



                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _________________________________________________________________

__________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 __________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


____________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.





                                 EXHIBIT B1

                        FORM OF CLASS B1 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B1 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") TO THE EFFECT THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS "PLAN ASSETS" FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE CUSTODIAN OR THE TRUSTEE OR
(C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS B1 CERTIFICATE



INITIAL CERTIFICATE RATE:                APPROXIMATE INITIAL CERTIFICATE
____%                                    PRINCIPAL BALANCE OF THE CLASS
                                         B1 CERTIFICATES: $ _______________

PERCENTAGE INTEREST:  100%               APPROXIMATE AGGREGATE SCHEDULED
                                         PRINCIPAL BALANCE AS
                                         OF THE CUT-OFF DATE OF
                                         THE MORTGAGE LOANS
                                         HELD BY THE TRUST: $________________

MINIMUM DENOMINATION:                    $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:                 SERVICERS:
AS OF NOVEMBER 1, 2001                   ABN AMRO MORTGAGE GROUP, INC.
                                         BANK ONE, N.A.
CLOSING DATE:                            COUNTRYWIDE HOME LOANS, INC.
NOVEMBER 27, 2001                        WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:                 TRUSTEE:  JPMORGAN CHASE BANK
_______________________

FINAL SCHEDULED                          CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
_______________________

NO.____                                  CUSIP NO. _____________



------------------------

(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.







                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. The Certificate
Rate on these Certificates will equal approximately __%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JP MORGAN CHASE BANK,
                                         as Custodian


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                    JP MORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:_________________________________
                                         AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           ------------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                  entireties
JT TEN - as joint tenants with        Under Uniform Gifts to Minors Act ______
         rights of survivorship                                        (State)
         and not as Tenants
         in Common


                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _________________________________________________________

__________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


_________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of

distribution: Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.




                                 EXHIBIT B2

                        FORM OF CLASS B2 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") TO THE EFFECT THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS "PLAN ASSETS" FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE CUSTODIAN OR THE TRUSTEE OR
(C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.


THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS B2 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL CERTIFICATE
____%                               PRINCIPAL BALANCE OF THE CLASS B2
                                    CERTIFICATES:  $_________________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST: $_______________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF NOVEMBER 1, 2001              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
NOVEMBER 27, 2001                   WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
_______________________

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
_______________________

NO. ____                            CUSIP NO. __________________




------------------------

(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.






                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. The Certificate
Rate on these Certificates will equal approximately ___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.





         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                       as Custodian


                                    By:_________________________________
                                               AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                     JPMORGAN CHASE BANK,
                                          as Certificate Registrar


                                     By:_________________________________
                                             AUTHORIZED SIGNATORY







                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common

                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

             FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto___________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_____________________________________________________________________

_____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


_________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange.  Notarized or witnessed
signatures are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or

otherwise, in immediately available funds, to ___________________________,

for the account of _____________________, account number _________________,

or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.




                                 EXHIBIT B3

                        FORM OF CLASS B3 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") TO THE EFFECT THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS "PLAN ASSETS" FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE CUSTODIAN OR THE TRUSTEE OR
(C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS B3 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
___% (1)                            PRINCIPAL BALANCE OF THE CLASS B3
                                    CERTIFICATES:  $_________________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST: $________________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF NOVEMBER 1, 2001              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
NOVEMBER 27, 2001                   WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
_______________________

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
_______________________

NO. _____                           CUSIP NO.________________________





----------------------

(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. The Certificate
Rate on these Certificates will equal approximately ___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                         as Custodian


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

              THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                    JPMORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:________________________________
                                         AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto __________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_____________________________________________________________________

_____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                   _____________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the
                                              face of this Certificate in
                                              every particular without
                                              alteration or enlargement or
                                              any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for purposes of distribution:

        Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or

_______________, as agent.




                                 EXHIBIT B4

                        FORM OF CLASS B4 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B4 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") TO THE EFFECT THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS "PLAN ASSETS" FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE CUSTODIAN OR THE TRUSTEE OR
(C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
___% (1)                            PRINCIPAL BALANCE OF THE CLASS B4
                                    CERTIFICATES:  $________________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST: $__________________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS
                                    OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF NOVEMBER 1, 2001              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
NOVEMBER 27, 2001                   WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
___________________________

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
___________________________

NO. _____                           CUSIP NO. ________________________



------------------------

(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B4 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.


         GS Mortgage Loan Trust, Series 2001-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class B4 Certificate") the principal sum of ____________ _____________________________________________________ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC. To which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately __%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of theCertificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                        as Custodian


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

               THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                   JPMORGAN CHASE BANK,
                                        as Certificate Registrar


                                   By:_________________________________
                                        AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto___________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_____________________________________________________________________

_____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                  _____________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the
                                             face of this Certificate in
                                             every particular without
                                             alteration or enlargement or
                                             any change whatever.

________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or

otherwise, in immediately available funds, to ___________________________,

for the account of ___________________, account number _________________,

or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or

_______________, as agent.




                                 EXHIBIT B5

                        FORM OF CLASS B5 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B5 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") TO THE EFFECT THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS "PLAN ASSETS" FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE CUSTODIAN OR THE TRUSTEE OR
(C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS B5 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
___% (1)                            PRINCIPAL BALANCE OF THE CLASS B5
                                    CERTIFICATES:  $_______________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST: $_______________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF NOVEMBER 1, 2001              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
NOVEMBER 27, 2001                   WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
_______________________

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
_______________________

NO.____                             CUSIP NO.__________________



------------------------

(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.


         GS Mortgage Loan Trust, Series 2001-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class B5 Certificate") the principal sum of ____________ _________________________________________ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC. To which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately __%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001            JPMORGAN CHASE BANK,
                                             as Custodian


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:________________________________
                                                 AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common



                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto __________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_____________________________________________________________________

_____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or

otherwise, in immediately available funds, to ___________________________,

for the account of ___________________, account number _________________,

or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.




                                 EXHIBIT B6

                        FORM OF CLASS B6 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B6 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR") UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL (A "BENEFIT PLAN OPINION") TO THE EFFECT THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT (A) CAUSE THE ASSETS OF THE TRUST TO BE REGARDED AS "PLAN ASSETS" FOR PURPOSES OF APPLICABLE REGULATIONS, (B) GIVE RISE TO A FIDUCIARY DUTY UNDER ERISA ON THE PART OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE CUSTODIAN OR THE TRUSTEE OR
(C) BE TREATED AS, OR RESULT IN, A PROHIBITED TRANSACTION UNDER SECTIONS 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE.

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1,
                            CLASS B6 CERTIFICATE


INITIAL CERTIFICATE RATE:               AGGREGATE INITIAL CERTIFICATE
___% (1)                                PRINCIPAL BALANCE OF THE CLASS B6
                                        CERTIFICATES:  $_______________

PERCENTAGE INTEREST:  100%              APPROXIMATE AGGREGATE SCHEDULED
                                        PRINCIPAL BALANCE AS OF THE CUT-OFF
                                        DATE OF THE MORTGAGE LOANS HELD BY
                                        THE TRUST: $______________

MINIMUM DENOMINATION:                   $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:                SERVICERS:
AS OF NOVEMBER 1, 2001                  ABN AMRO MORTGAGE GROUP, INC.
                                        BANK ONE, N.A.
CLOSING DATE:                           COUNTRYWIDE HOME LOANS, INC.
NOVEMBER 27, 2001                       WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:                TRUSTEE:  JPMORGAN CHASE BANK
________________________

FINAL SCHEDULED                         CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
________________________

NO. ____                                CUSIP NO.______________________





------------------------

(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS B6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.


         GS Mortgage Loan Trust, Series 2001-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class B6 Certificate") the principal sum of _____________
___________________________________________________________________________
_______ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a restated trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC. To which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on November 27, 2001 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately __%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: November 27, 2001                    JPMORGAN CHASE BANK,
                                               as Custodian


                                            By:________________________________
                                                    AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:________________________________
                                                 AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto____________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE______________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange.  Notarized or witnessed
signatures are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or

otherwise, in immediately available funds, to ___________________________,

for the account of ___________________, account number _________________,

or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.




                                 EXHIBIT R1

                        FORM OF CLASS R1 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R1 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R1 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R1 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R1 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R1 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R1 CERTIFICATE


INITIAL CERTIFICATE RATE         AGGREGATE INITIAL CERTIFICATE
PER ANNUM: ___% (1)              PRINCIPAL BALANCE OF THE CLASS R1
                                 CERTIFICATES:$_________
PERCENTAGE INTEREST: ___%

DENOMINATION: $______            APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL
                                 BALANCE AS OF THE CUT-OFF DATE OF THE
                                 MORTGAGE LOANS HELD BY THE TRUST: $_________

                                 SERVICERS:
DATE OF TRUST AGREEMENT:         ABN AMRO MORTGAGE GROUP, INC.
AS OF NOVEMBER 1, 2001           BANK ONE, N.A.
                                 COUNTRYWIDE HOME LOANS, INC.
CLOSING DATE:                    WELLS FARGO HOME MORTGAGE, INC.
NOVEMBER 27, 2001
                                 TRUSTEE: JPMORGAN CHASE BANK
FIRST DISTRIBUTION DATE:
________________________
                                 CUSIP NO. _____________
NO. ____






-------------------

(1) The Certificate Rate will equal the Group 1 Weighted Average Net Rate which for the initial Distribution Date will equal approximately ____%.



                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                      _____________________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R1 Certificates (the "Class R1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R1 Certificates. The Class R1 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R1 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R1 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R1 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R1 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R1 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R1 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R1 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R1 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R1 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R1 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R1 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R1 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R1 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R1 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriterr (or, if the Underwriterr is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: November 27, 2001                    JPMORGAN CHASE BANK,
                                            as Custodian



                                            BY:_______________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                     As Certificate Registrar


                                            BY:_______________________________

                                                     AUTHORIZED SIGNATORY




                               ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto________________________________________________________________

PLEASE INSERT SOCIAL CERTIFICATE OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE______________________________________________________________________

______________________________________________________________________________
          (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint____

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:____________________         ___________________________________

                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange. Notarized or witnessed signatures are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by check mailed to_______________________.

Applicable reports and statements should be mailed to__________________________.

This information is provided by________________________________________________,

the assignee named above, or __________________________________________________,

as its agent.




                                 EXHIBIT R2

                        FORM OF CLASS R2 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R2 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R2 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R2 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R2 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R2 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R2 CERTIFICATE


INITIAL CERTIFICATE RATE PER                AGGREGATE INITIAL CERTIFICATE
ANNUM: ___% (1)                             PRINCIPAL BALANCE OF THE CLASS R2
                                            CERTIFICATES: $______________

PERCENTAGE INTEREST:%
                                            APPROXIMATE AGGREGATE SCHEDULED
                                            PRINCIPAL BALANCE AS OF THE
DENOMINATION: $____                         CUT-OFF DATE OF THE MORTGAGE LOANS
                                            HELD BY THE TRUST: $___________
DATE OF TRUST AGREEMENT:
AS OF NOVEMBER 1, 2001                      SERVICERS:
                                            ABN AMRO MORTGAGE GROUP, INC.
CLOSING DATE:                               BANK ONE, N.A.
NOVEMBER 27, 2001                           COUNTRYWIDE HOME LOANS, INC.
                                            WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
__________________________                  TRUSTEE: JPMORGAN CHASE BANK

                                            CUSIP NO. ________________
NO. ___





-------------------

(1) The Certificate Rate will equal the Group 1 Weighted Average Net Rate which for the initial Distribution Date will equal approximately _____%.





                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                       _____________________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R2 Certificates (the "Class R2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R2 Certificates. The Class R2 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R2 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R2 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R2 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R2 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R2 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R2 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R2 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R2 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R2 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R2 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R2 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R2 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R2 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R2 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriterr (or, if the Underwriterr is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: November 27, 2001              JPMORGAN CHASE BANK,
                                      as Custodian



                                      BY:_____________________________________
                                               AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                      JPMORGAN CHASE BANK,
                                               As Certificate Registrar


                                      BY:_____________________________________

                                      AUTHORIZED SIGNATORY




                               ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common


                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto________________________________________________________________

PLEASE INSERT SOCIAL CERTIFICATE OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE______________________________________________________________________

______________________________________________________________________________
          (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

_______________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_________________________       ___________________________________
                                      NOTICE: The signature to this assignment
                                      must correspond with the name as written
                                      upon the face of this certificate in every
                                      particular without alteration or
                                      enlargement or any change whatever.
__________________________
SIGNATURE GUARANTEED: The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm
of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by check mailed to _____________________.

Applicable reports and statements should be mailed  to _______________________.

This information is provided by_______________________________________________,

the assignee named above, or _________________________________________________,

as its agent.




                                 EXHIBIT R3

                        FORM OF CLASS R3 CERTIFICATE
                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R3 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R3 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R3 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R3 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R3 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R3 CERTIFICATE


INITIAL CERTIFICATE RATE PER                   AGGREGATE INITIAL CERTIFICATE
ANNUM: ___% (1)                                PRINCIPAL BALANCE OF THE CLASS
                                               R3 CERTIFICATES: $___________
PERCENTAGE INTEREST: ___%

                                               APPROXIMATE AGGREGATE SCHEDULED
                                               PRINCIPAL BALANCE AS OF
DENOMINATION: $____                            THE CUT-OFF DATE OF THE MORTGAGE
                                               LOANS HELD BY THE TRUST:
                                               $___________
DATE OF TRUST AGREEMENT:
AS OF NOVEMBER 1, 2001                         SERVICERS:
                                               ABN AMRO MORTGAGE GROUP, INC.
CLOSING DATE:                                  BANK ONE, N.A.
NOVEMBER 27, 2001                              COUNTRYWIDE HOME LOANS, INC.
                                               WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
___________________________                    TRUSTEE: JPMORGAN CHASE BANK


NO. ___                                        CUSIP NO.  _____________







-------------------
(1) The Certificate Rate will equal the Group 1 Weighted Average Net Rate which for the initial Distribution Date will equal approximately ____%.






                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2001-1
                            CLASS R3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                         _____________________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R3 Certificates (the "Class R3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "ABN AMRO Sale and Servicing Agreement"), between ABN AMRO Mortgage Group, Inc. ("ABN AMRO") and Goldman Sachs Mortgage Company ("GSMC"), the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Bank One Sale and Servicing Agreement"), between Bank One, N.A. (formerly known as First Chicago NBD, "Bank One") and GSMC, pursuant to the terms of the Bank One Sale and Servicing Agreement, the KeyBank Mortgage Loans are being serviced by Countrywide Home Loans, Inc. ("Countrywide") pursuant to the terms of the Servicing Agreement dated as of September 25, 2001 between GSMC, as owner and Countrywide, as servicer (the "Countrywide Agreement"), the Seller's Warranty Agreement, dated as of September 25, 2001 (the "KeyBank Sale Agreement"), between KeyBank, National Association ("KeyBank") and GSMC and, the Sellers Warranties and Servicing Agreement, dated as of August 1, 2001 (the "Wells Fargo Sale and Servicing Agreement" and together with the ABN AMRO Sale and Servicing Agreement, Bank One Sale and Servicing Agreement, the Countrywide Agreement and the KeyBank Sale Agreement, the "Sale and Servicing Agreements"), between Wells Fargo Home Mortgage, Inc. ("Wells Fargo") and GSMC, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2001 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2001-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R3 Certificates. The Class R3 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R3 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R3 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R3 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R3 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R3 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R3 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R3 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R3 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R3 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R3 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R3 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R3 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R3 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R3 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriterr (or, if the Underwriterr is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: November 27, 2001                    JPMORGAN CHASE BANK,
                                                as Custodian



                                            BY: _____________________________
                                                   AUTHORIZED SIGNATORY



                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                     as Certificate Registrar


                                            BY: _____________________________
                                                   AUTHORIZED SIGNATORY




                               ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                           -----------
TEN ENT - as tenants by the                                   (Cust)  (Minor)
                    entireties
JT TEN -  as joint tenants with       Under Uniform Gifts to Minors Act ______
          rights of survivorship                                       (State)
          and not as Tenants in
          Common

                 Additional abbreviations may also be used
                       though not in the above list.





                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________

PLEASE INSERT SOCIAL CERTIFICATE OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

______________________________________________________________________________
          (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ___

(Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_______________             _________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

_________________________
SIGNATURE GUARANTEED: The
signature must be guaranteed by
a commercial bank or trust
company or by a member firm
of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by check mailed to______________________.

Applicable reports and statements should be mailed to_________________________.

This information is provided by_______________________________________________,

the assignee named above, or _________________________________________________,

as its agent.



--------------------

(1) The Certificate Rate will equal the Group 1 Weighted Average Net Rate which for the initial Distribution Date will equal approximately ____%.